As filed with the Securities and Exchange Commission on October 26, 2017

File Nos. 333-155395

811-22250

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Post-Effective Amendment No. 460	☒

And

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 462	☒

PIMCO ETF TRUST

(Exact name of Registrant as Specified in Charter)

650 Newport Center Drive

Newport Beach, California 92660

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code

(866) 746-2606

Robert W. Helm, Esq. Douglas P. Dick, Esq. Dechert LLP 1900 K Street, N.W. Washington, D.C. 20006	Brent R. Harris Pacific Investment Management Company LLC 650 Newport Center Drive Newport Beach, California 92660
(Name and Address of Agent for Service)

  It is proposed that this filing will become effective:

☐ immediately upon filing pursuant to paragraph (b)	☒ on October 27, 2017 pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)	☐ on (date) pursuant to paragraph (a)(1)
☐ 75 days after filing pursuant to paragraph (a)(2)	☐ on (date) pursuant to paragraph (a)(2) of rule 485.

  If appropriate, check the following box:

☐       this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXPLANATORY NOTE

This Post-Effective Amendment No. 460 to the Registration Statement of PIMCO ETF Trust (the “Trust” or the “Registrant”) on Form N-1A (File No. 333-155395) (the “Amendment”) is being filed pursuant to Rule 485(b) under the Securities Act of 1933, as amended, to provide updated financial information for, and to make other non-material changes to, the Trust’s prospectuses and Statement of Additional Information.

Prospectus

PIMCO ETFs

Neither the U.S. Securities and Exchange Commission nor the U.S. Commodity Futures Trading Commission has approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Actively Managed Exchange-Traded Funds	October 27, 2017
	TICKER	EXCHANGE
SHORT DURATION
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	MINT	NYSE Arca
PIMCO Government Limited Maturity Active Exchange-Traded Fund	GOVY
PIMCO Prime Limited Maturity Active Exchange-Traded Fund	PPRM
CORE
PIMCO Active Bond Exchange-Traded Fund	BOND	NYSE Arca
PIMCO Enhanced Low Duration Active Exchange-Traded Fund	LDUR	NYSE Arca
TAX-EXEMPT MUNICIPAL
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	SMMU	NYSE Arca
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	MUNI	NYSE Arca
CORPORATE
PIMCO Low Duration Investment Grade Corporate Bond Active Exchange-Traded Fund	LDIG

PIMCO Active Bond Exchange-Traded Fund

Investment Objective

The Fund seeks current income and long-term capital appreciation, consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.55%
Other Expenses(1)	0.06%
Total Annual Fund Operating Expenses	0.61%

1 "Other Expenses" include interest expense of 0.06%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO"). Excluding interest expense, Total Annual Fund Operating Expenses are 0.55%.

Example. The Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other exchange-traded funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Fund shares, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$62	$195	$340	$762

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 569% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will seek to maintain a fairly consistent level of dividend income, subject to market conditions, by investing in a broad array of fixed income sectors and utilizing income efficient implementation strategies. Long-term capital appreciation sought by the Fund generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The Fund generally seeks to manage capital gain distributions by, among other things, limiting portfolio turnover and attempting to use losses from sales of securities that have declined in price to offset gains that would otherwise be taxable. However, such strategy may be unsuccessful or only partially successful and the Fund may realize taxable gains. For example, the Fund may realize taxable gains in order to satisfy cash redemption requests or when PIMCO believes the benefits of a transaction resulting in the realization of taxable gains outweigh tax considerations.

In pursuing the Fund's investment objective, PIMCO may emphasize investment strategies that are more strategic, or long-term in nature, with less emphasis on short-term, tactical trading strategies. In addition, PIMCO will utilize a bottom up approach to seek to identify asset classes and securities that are undervalued, and the Fund's investment program may involve a longer investment horizon designed to minimize trading volume and distinct investment strategies as compared with other PIMCO-advised funds with names, investment objectives and policies similar to the Fund. As a result, investments made by the Fund and the results achieved by the Fund at any given time are not expected to be the same as or similar to those made by such other PIMCO-advised funds.

The average portfolio duration of this Fund normally varies from two to eight years based on PIMCO's market forecasts. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

The Fund invests primarily in investment-grade debt securities, but may invest up to 30% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 15% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 10% of its total assets.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may invest up to 10% of its total assets in preferred securities, convertible securities and other equity related securities.

The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

PIMCO ETF TRUST | PROSPECTUS	1

PIMCO Active Bond Exchange-Traded Fund

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Market Trading Risk: the risk that an active secondary trading market for Fund shares does not continue once developed, that the Fund may not continue to meet a listing exchange's trading or listing requirements, or that Fund shares trade at prices other than the Fund's net asset value

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/ or adversely affect the value of derivatives and the Fund's performance

Equity Risk: the risk that the value of equity or equity-related securities may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

2	PROSPECTUS | PIMCO ETF TRUST

Prospectus

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Convertible Securities Risk: as convertible securities share both fixed income and equity characteristics, they are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk

Tax-Efficient Investing Risk: the risk that investment strategies intended to manage capital gain distributions may not succeed, and that such strategies may reduce investment returns or result in investment losses

Distribution Rate Risk: the risk that the Fund's distribution rate may change unexpectedly as a result of numerous factors, including changes in realized and projected market returns, fluctuations in market interest rates, Fund performance and other factors

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index. Absent any applicable fee waivers and/or expense limitations, if any, performance would have been lower. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indexes that are calculated and reported on a regular basis.

Performance is updated daily and quarterly and may be obtained at www.pimcoetfs.com/fundinfo.

Calendar Year Total Returns*

*The year-to-date return as of September 30, 2017 is 4.22%. For the periods shown in the bar chart, the highest quarterly return was 2.73% in the Q1 2015, and the lowest quarterly return was -3.08% in the Q2 2013.

Average Annual Total Returns (for periods ended 12/31/16)

	1 Year	Since Inception (02/29/2012)
Return Before Taxes	3.11%	4.30%
Return After Taxes on Distributions(1)	1.87%	2.84%
Return After Taxes on Distributions and Sales of Fund Shares(1)	1.76%	2.66%
Bloomberg Barclays U.S. Aggregate Index (reflects no deductions for fees, expenses or taxes)	2.65%	2.13%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Investment Adviser/Portfolio Managers

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly managed by David Braun, Jerome Schneider and Daniel Hyman. Messrs. Braun, Schneider and Hyman are Managing Directors of PIMCO, and they have managed the Fund since May 2017.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 22 of this prospectus.

October 27, 2017 | PROSPECTUS	3

PIMCO Enhanced Low Duration Active Exchange-Traded Fund

Investment Objective

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees(1)	0.46%
Other Expenses(2)	0.21%
Total Annual Fund Operating Expenses	0.67%
Fee Waiver and/or Expense Reimbursement(3)	(0.07%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.60%

1 Expense information in the table has been restated to reflect current Management Fees.

2 "Other Expenses" include interest expense of 0.20%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO"). Excluding interest expense, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.40%.

3 PIMCO has contractually agreed, through October 31, 2018, to reduce its management fee by 0.07% of the average daily net assets of the Fund. This Fee Limitation Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term.  Under certain conditions, PIMCO may recoup amounts reduced in future periods, not exceeding three years.

Example. The Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other exchange-traded funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Fund shares, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$61	$207	$366	$828

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 651% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies from one to three years based on PIMCO's market forecasts. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The Fund will seek to maintain a fairly consistent level of dividend income, subject to market conditions, by investing in a broad array of fixed income sectors and utilizing income efficient implementation strategies.

The Fund generally seeks to manage capital gain distributions by, among other things, limiting portfolio turnover and attempting to use losses from sales of securities that have declined in price to offset gains that would otherwise be taxable. However, such strategy may be unsuccessful or only partially successful and the Fund may realize taxable gains. For example, the Fund may realize taxable gains in order to satisfy cash redemption requests or when PIMCO believes the benefits of a transaction resulting in the realization of taxable gains outweigh tax considerations.

In pursuing the Fund's investment objective, PIMCO may emphasize investment strategies that are more strategic, or long-term in nature, with less emphasis on short-term, tactical trading strategies. In addition, PIMCO will utilize a bottom up approach to seek to identify asset classes and securities that are undervalued, and the Fund's investment program may involve a longer investment horizon designed to minimize trading volume and distinct investment strategies as compared with other PIMCO-advised funds with names, investment objectives and policies similar to the Fund. As a result, investments made by the Fund and the results achieved by the Fund at any given time are not expected to be the same as or similar to those made by such other PIMCO-advised funds.

The Fund invests primarily in investment grade debt securities, but may invest up to 15% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest, without limitation, in U.S. dollar denominated securities and instruments of foreign issuers. The Fund will normally limit its foreign currency exposure (such as from non-U.S. dollar-denominated currencies) to 5% of its total assets. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which

PIMCO ETF TRUST | PROSPECTUS	4

Prospectus

generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.

New/Small Fund Risk: the risk that a new or smaller Fund's performance may not represent how the Fund is expected to or may perform in the long term. In addition, new Funds have limited operating histories for investors to evaluate and new and smaller Funds may not attract sufficient assets to achieve investment and trading efficiencies

Market Trading Risk: the risk that an active secondary trading market for Fund shares does not continue once developed, that the Fund may not continue to meet a listing exchange's trading or listing requirements, or that Fund shares trade at prices other than the Fund's net asset value

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual

October 27, 2017 | PROSPECTUS	5

PIMCO Enhanced Low Duration Active Exchange-Traded Fund

portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Tax-Efficient Investing Risk: the risk that investment strategies intended to manage capital gain distributions may not succeed, and that such strategies may reduce investment returns or result in investment losses

Distribution Rate Risk: the risk that the Fund's distribution rate may change unexpectedly as a result of numerous factors, including changes in realized and projected market returns, fluctuations in market interest rates, Fund performance and other factors

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index. Absent any applicable fee waivers and/or expense limitations, if any, performance would have been lower. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The ICE BofAML 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and Separate Trading of Registered Interest and Principal of Securities, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years.

Performance is updated daily and quarterly and may be obtained at www.pimcoetfs.com/fundinfo.

Calendar Year Total Returns*

*The year-to-date return as of September 30, 2017 is 1.99%. For the periods shown in the bar chart, the highest quarterly return was 1.39% in the Q1 2015, and the lowest quarterly return was -0.58% in the Q3 2015.

Average Annual Total Returns (for periods ended 12/31/16)

	1 Year	Since Inception (01/22/2014)
Return Before Taxes	2.84%	2.30%
Return After Taxes on Distributions(1)	2.02%	1.36%
Return After Taxes on Distributions and Sales of Fund Shares(1)	1.60%	1.34%
ICE BofAML 1-3 Year U.S. Treasury Index (reflects no deductions for fees, expenses or taxes)	0.88%	0.70%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly managed by David Braun, Jerome Schneider and Hozef Arif. Messrs. Braun and Schneider are Managing Directors of PIMCO. Mr. Arif is an Executive Vice President of PIMCO. Mr. Schneider has managed the Fund since January 2014. Messrs. Braun and Arif have managed the Fund since May 2017.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 22 of this prospectus.

6	PROSPECTUS | PIMCO ETF TRUST

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund

Investment Objective

The Fund seeks maximum current income, consistent with preservation of capital and daily liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.35%
Total Annual Fund Operating Expenses	0.35%

Example. The Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other exchange-traded funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Fund shares, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$36	$113	$197	$443

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 82% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund will vary based on Pacific Investment Management Company LLC's ("PIMCO") market forecasts and will normally not exceed one year. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The dollar-weighted average portfolio maturity of the Fund is normally not expected to exceed three years.

The Fund primarily invests in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest, without limitation, in U.S. dollar-denominated securities and instruments of foreign issuers.

The Fund may invest, without limitation, in mortgage or asset-backed securities, including to-be-announced transactions. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Market Trading Risk: the risk that an active secondary trading market for Fund shares does not continue once developed, that the Fund may not continue to meet a listing exchange's trading or listing requirements, or that Fund shares trade at prices other than the Fund's net asset value

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a forward commitment transaction, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from

PIMCO ETF TRUST | PROSPECTUS	7

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund

fixed income funds may be higher than normal, causing increased supply in the market due to selling activity

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged.  This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index. Absent any applicable fee waivers and/or expense limitations, if any, performance would have been lower. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Citi 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. The Fund began operations on 11/16/09. Index comparisons began on 11/30/09.

Performance is updated daily and quarterly and may be obtained at www.pimcoetfs.com/fundinfo.

Calendar Year Total Returns*

*The year-to-date return as of September 30, 2017 is 1.54%. For the periods shown in the bar chart, the highest quarterly return was 1.24% in the Q1 2012, and the lowest quarterly return was -0.57% in the Q3 2011.

Average Annual Total Returns (for periods ended 12/31/16)

	1 Year	5 Years	Since Inception (11/16/2009)
Return Before Taxes	1.99%	1.25%	1.17%
Return After Taxes on Distributions(1)	1.40%	0.83%	0.78%
Return After Taxes on Distributions and Sales of Fund Shares(1)	1.13%	0.77%	0.74%
Citi 3-Month Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	0.27%	0.09%	0.09%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Jerome Schneider. Mr. Schneider is a Managing Director of PIMCO, and he has managed the Fund since its inception in November 2009.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 22 of this prospectus.

8	PROSPECTUS | PIMCO ETF TRUST

PIMCO Government Limited Maturity Active Exchange-Traded Fund

Investment Objective

The Fund seeks maximum current income, consistent with preservation of capital and daily liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.25%
Other Expenses(1)	0.25%
Total Annual Fund Operating Expenses	0.50%
Fee Waiver and/or Expense Reimbursement(2)	(0.25%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(3)	0.25%

1 "Other Expenses" reflect estimated organizational expenses for the Fund's first fiscal year.

2 Pacific Investment Management Company LLC ("PIMCO") has contractually agreed, through October 31, 2018, to waive its management fee, or reimburse the Fund, to the extent that organizational expenses and pro rata Trustees' fees exceed 0.0049% of the Fund's average net assets (the "Expense Limit"). Under the Expense Limitation Agreement, which renews annually for a full year unless terminated by PIMCO upon at least 30 days' notice prior to the end of the contract term, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided that organizational expenses and pro rata Trustees' fees, plus recoupment, do not exceed the Expense Limit.

3 To maintain certain net yields for the Fund, PIMCO or its affiliates may temporarily and voluntarily waive, reduce or reimburse all or any portion of the Fund's fees and expenses. Such waivers, if any, are not reflected in this table. See "Management of the Funds—Temporary Fee Waivers, Reductions and Reimbursements" in the Fund's prospectus for additional information.

Example. The Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other exchange-traded funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Fund shares, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$26	$135

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. The Fund had not yet commenced operations as of the most recent fiscal year end. Thus, no portfolio turnover rate is provided for the Fund.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities"). Assets not invested in U.S. Government Securities may be invested in other types of Fixed Income Instruments. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

The Fund's investments in Fixed Income Instruments are limited to those of investment grade U.S. dollar-denominated securities of U.S. issuers that are rated Aa or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The average portfolio duration of this Fund will vary based on PIMCO's market forecasts and will normally not exceed one year. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The Fund may only invest in securities that mature within three years from the date of purchase.

The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.

New/Small Fund Risk: the risk that a new or smaller Fund's performance may not represent how the Fund is expected to or may perform in the long term. In addition, new Funds have limited operating histories for investors to evaluate and new and smaller Funds may not attract sufficient assets to achieve investment and trading efficiencies

Market Trading Risk: the risk that an active secondary trading market for Fund shares does not continue once developed, that the Fund may not continue to meet a listing exchange's trading or listing requirements, or that Fund shares trade at prices other than the Fund's net asset value

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the

PIMCO ETF TRUST | PROSPECTUS	9

PIMCO Government Limited Maturity Active Exchange-Traded Fund

Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a forward commitment transaction, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged.  This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The Fund does not have a full calendar year of performance. Thus, no bar chart or Average Annual Total Returns table is included for the Fund. Once the Fund commences operations, performance will be updated daily and quarterly and may be obtained at www.pimcoetfs.com/fundinfo.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund 's portfolio is managed by Jerome Schneider. Mr. Schneider is a Managing Director of PIMCO and he will manage the Fund as of its inception.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 22 of this prospectus.

10	PROSPECTUS | PIMCO ETF TRUST

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund

Investment Objective

The Fund seeks attractive tax-exempt income, consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.35%
Total Annual Fund Operating Expenses	0.35%

Example. The Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other exchange-traded funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Fund shares, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$36	$113	$197	$443

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 30% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax ("Municipal Bonds"). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities.

The Fund does not intend to invest in Municipal Bonds whose interest is subject to the federal alternative minimum tax. The Fund may only invest in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by Pacific Investment Management Company LLC ("PIMCO") to be of comparable quality. The Fund may invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds. The average portfolio duration of this Fund normally varies within (negative) 2 years to positive 4 years of the portfolio duration of the securities comprising the Bloomberg Barclays 1-15 Year Municipal Bond Index, as calculated by PIMCO, which, as of September 30, 2017, was 5.11 years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Market Trading Risk: the risk that an active secondary trading market for Fund shares does not continue once developed, that the Fund may not continue to meet a listing exchange's trading or listing requirements, or that Fund shares trade at prices other than the Fund's net asset value

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Municipal Bond Risk: the risk that by investing in Municipal Bonds the Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of Municipal Bonds to pay interest or repay principal

PIMCO ETF TRUST | PROSPECTUS	11

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

California State-Specific Risk: the risk that by concentrating its investments in California Municipal Bonds, the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal

New York State-Specific Risk: the risk that by concentrating its investments in New York Municipal Bonds, the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal

Municipal Project-Specific Risk: the risk that the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index. Absent any applicable fee waivers and/or expense limitations, if any, performance would have been lower. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Bloomberg Barclays 1-15 Year Municipal Bond Index consists of a broad selection of investment grade general obligation and revenue bonds of maturities ranging from one year to 17 years. It is an unmanaged index representative of the tax exempt bond market.

Performance is updated daily and quarterly and may be obtained at www.pimcoetfs.com/fundinfo.

Calendar Year Total Returns*

*The year-to-date return as of September 30, 2017 is 4.13%. For the periods shown in the bar chart, the highest quarterly return was 3.49% in the Q3 2010, and the lowest quarterly return was -3.65% in the Q4 2016.

12	PROSPECTUS | PIMCO ETF TRUST

Prospectus

Average Annual Total Returns (for periods ended 12/31/16)

	1 Year	5 Years	Since Inception (11/30/2009)
Return Before Taxes	-0.20%	1.99%	2.97%
Return After Taxes on Distributions(1)	-0.20%	1.81%	2.70%
Return After Taxes on Distributions and Sales of Fund Shares(1)	0.90%	1.87%	2.57%
Bloomberg Barclays 1-15 Year Municipal Bond Index (reflects no deductions for fees, expenses or taxes)	0.01%	2.54%	3.42%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly managed by Julie Callahan and David Hammer. Ms. Callahan is a Senior Vice President of PIMCO, and she has managed the Fund since August 2015. Mr. Hammer is an Executive Vice President of PIMCO, and he has managed the Fund since June 2016.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 22 of this prospectus.

October 27, 2017 | PROSPECTUS	13

PIMCO Low Duration Investment Grade Corporate Bond Active Exchange-Traded Fund

Investment Objective

The Fund seeks to maximize total return, consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.60%
Other Expenses(1)	0.03%
Total Annual Fund Operating Expenses	0.63%
Fee Waiver and/or Expense Reimbursement(2)(3)	(0.14%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.49%

1 "Other Expenses" reflect estimated organizational expenses for the Fund's first fiscal year.

2 Pacific Investment Management Company LLC ("PIMCO") has contractually agreed, through October 31, 2018, to waive its management fee, or reimburse the Fund, to the extent that organizational expenses and pro rata Trustees' fees exceed 0.0049% of the Fund's average net assets (the "Expense Limit"). Under the Expense Limitation Agreement, which renews annually for a full year unless terminated by PIMCO upon at least 30 days' notice prior to the end of the contract term, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided that organizational expenses and pro rata Trustees' fees, plus recoupment, do not exceed the Expense Limit.

3 PIMCO has contractually agreed, through October 31, 2018 to reduce its management fee by 0.11% of the average daily net assets of the Fund. This Fee Limitation Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term. Under certain conditions, PIMCO may recoup amounts reduced in future periods, not exceeding three years.

Example. The Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other exchange-traded funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Fund shares, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$50	$188

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. The Fund has not yet commenced operations as of the date of this prospectus. Thus, no portfolio turnover rate is provided for the Fund.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of investment grade corporate Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in investment grade corporate Fixed Income Instruments may be invested in other types of Fixed Income Instruments. "Fixed Income Instruments" include bank loans, bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies from zero to 4 years based on PIMCO's market forecasts. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

The Fund invests primarily in investment grade securities, but may invest up to 15% of its total assets in high yield securities ("junk bonds") rated below BBB- (with a minimum level of B- at purchase) by Standard & Poor's Ratings Services ("S&P"), or equivalently rated by Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality (except that within such 15% limitation, the Fund may invest in mortgage-related securities rated below B-). The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 20% of its total assets in securities and instruments of issuers economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 10% of its total assets.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset- backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information.  The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investment, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred securities, convertible securities and other equity-related securities.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.

New/Small Fund Risk: the risk that a new or smaller Fund's performance may not represent how the Fund is expected to or may perform in the long term. In addition, new Funds have limited operating histories for investors

PIMCO ETF TRUST | PROSPECTUS	14

Prospectus

to evaluate and new and smaller Funds may not attract sufficient assets to achieve investment and trading efficiencies

Market Trading Risk: the risk that an active secondary trading market for Fund shares does not continue once developed, that the Fund may not continue to meet a listing exchange's trading or listing requirements, or that Fund shares trade at prices other than the Fund's net asset value

Senior Loan Risk: the risk that investing in senior loans exposes the Fund to heightened credit risk, call risk, settlement risk and liquidity risk. If an issuer of a senior loan prepays or redeems the loan prior to maturity, the Fund will have to reinvest the proceeds in other senior loans or instruments that may pay lower interest rates

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/ or adversely affect the value of derivatives and the Fund's performance

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual

October 27, 2017 | PROSPECTUS	15

PIMCO Low Duration Investment Grade Corporate Bond Active Exchange-Traded Fund

portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Convertible Securities Risk: as convertible securities share both fixed income and equity characteristics, they are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The Fund does not have a full calendar year of performance. Thus, no bar chart or Average Annual Total Returns table is included for the Fund. Once the Fund commences operations, performance will be updated daily and quarterly and may be obtained at www.pimcoetfs.com/fundinfo.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Mark Kiesel. Mr. Kiesel is CIO Global Credit and Managing Director of PIMCO, and he will manage the Fund as of its inception.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 22 of this prospectus.

16	PROSPECTUS | PIMCO ETF TRUST

PIMCO Prime Limited Maturity Active Exchange-Traded Fund

Investment Objective

The Fund seeks maximum current income, consistent with preservation of capital and daily liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.25%
Other Expenses(1)	0.20%
Total Annual Fund Operating Expenses	0.45%
Fee Waiver and/or Expense Reimbursement(2)	(0.20%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(3)	0.25%

1 "Other Expenses" reflect estimated organizational expenses for the Fund's first fiscal year.

2 Pacific Investment Management Company LLC ("PIMCO") has contractually agreed, through October 31, 2018, to waive its management fee, or reimburse the Fund, to the extent that organizational expenses and pro rata Trustees' fees exceed 0.0049% of the Fund's average net assets (the "Expense Limit"). Under the Expense Limitation Agreement, which renews annually for a full year unless terminated by PIMCO upon at least 30 days' notice prior to the end of the contract term, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided that organizational expenses and pro rata Trustees' fees, plus recoupment, do not exceed the Expense Limit.

3 To maintain certain net yields for the Fund, PIMCO or its affiliates may temporarily and voluntarily waive, reduce or reimburse all or any portion of the Fund's fees and expenses. Such waivers, if any, are not reflected in this table. See "Management of the Funds—Temporary Fee Waivers, Reductions and Reimbursements" in the Fund's prospectus for additional information.

Example. The Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other exchange-traded funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Fund shares, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$26	$124

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. The Fund had not yet commenced operations as of the most recent fiscal year end. Thus, no portfolio turnover rate is provided for the Fund.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed income securities of varying maturities. The Fund may only invest in U.S. dollar denominated securities that mature within 18 months from the date of purchase or floating rate U.S. government agency securities that mature within two years from the date of purchase. The average portfolio duration of this Fund will vary based on PIMCO's market forecasts and will normally not exceed 90 days. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

The Fund primarily invests in U.S. dollar-denominated investment grade debt securities, rated A or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality.

The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.

New/Small Fund Risk: the risk that a new or smaller Fund's performance may not represent how the Fund is expected to or may perform in the long term. In addition, new Funds have limited operating histories for investors to evaluate and new and smaller Funds may not attract sufficient assets to achieve investment and trading efficiencies

Market Trading Risk: the risk that an active secondary trading market for Fund shares does not continue once developed, that the Fund may not continue to meet a listing exchange's trading or listing requirements, or that Fund shares trade at prices other than the Fund's net asset value

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

PIMCO ETF TRUST | PROSPECTUS	17

PIMCO Prime Limited Maturity Active Exchange-Traded Fund

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a forward commitment transaction, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged.  This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The Fund does not have a full calendar year of performance. Thus, no bar chart or Average Annual Total Returns table is included for the Fund. Once the Fund commences operations, performance will be updated daily and quarterly and may be obtained at www.pimcoetfs.com/fundinfo.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund 's portfolio is managed by Jerome Schneider. Mr. Schneider is a Managing Director of PIMCO and he will manage the Fund as of its inception.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 22 of this prospectus.

18	PROSPECTUS | PIMCO ETF TRUST

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund

Investment Objective

The Fund seeks attractive tax-exempt income, consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.35%
Total Annual Fund Operating Expenses	0.35%

Example. The Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other exchange-traded funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Fund shares, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$36	$113	$197	$443

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 80% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax ("Municipal Bonds"). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities.

The Fund does not intend to invest in Municipal Bonds whose interest is subject to the federal alternative minimum tax. The Fund may only invest in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by Pacific Investment Management Company LLC ("PIMCO") to be of comparable quality. The Fund may invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds. The average portfolio duration of this Fund varies based on PIMCO's market forecasts and under normal market conditions is not expected to exceed three years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The dollar-weighted average portfolio maturity of the Fund is normally not expected to exceed three years. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.

New/Small Fund Risk: the risk that a new or smaller Fund's performance may not represent how the Fund is expected to or may perform in the long term. In addition, new Funds have limited operating histories for investors to evaluate and new and smaller Funds may not attract sufficient assets to achieve investment and trading efficiencies

Market Trading Risk: the risk that an active secondary trading market for Fund shares does not continue once developed, that the Fund may not continue to meet a listing exchange's trading or listing requirements, or that Fund shares trade at prices other than the Fund's net asset value

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

PIMCO ETF TRUST | PROSPECTUS	19

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund

Municipal Bond Risk: the risk that by investing in Municipal Bonds the Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of Municipal Bonds to pay interest or repay principal

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Municipal Project-Specific Risk: the risk that the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index. Absent any applicable fee waivers and/or expense limitations, if any, performance would have been lower. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Bloomberg Barclays 1 Year Municipal Bond Index is the 1 Year (1-2) component of the Bloomberg Barclays Municipal Bond Index. The Bloomberg Barclays Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long term tax-exempt bond market. To be included in the Index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody's, S&P and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark. It is not possible to invest directly in an index.

Performance is updated daily and quarterly and may be obtained at www.pimcoetfs.com/fundinfo.

20	PROSPECTUS | PIMCO ETF TRUST

Prospectus

Calendar Year Total Returns*

*The year-to-date return as of September 30, 2017 is 2.29%. For the periods shown in the bar chart, the highest quarterly return was 0.97% in the Q2 2011, and the lowest quarterly return was -1.22% in the Q4 2016.

Average Annual Total Returns (for periods ended 12/31/16)

	1 Year	5 Years	Since Inception (02/01/2010)
Return Before Taxes	-0.25%	0.54%	0.83%
Return After Taxes on Distributions(1)	-0.25%	0.48%	0.73%
Return After Taxes on Distributions and Sales of Fund Shares(1)	0.29%	0.55%	0.75%
Bloomberg Barclays 1 Year Municipal Bond Index (reflects no deductions for fees, expenses or taxes)	0.30%	0.63%	0.82%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly managed by Julie Callahan and David Hammer. Ms. Callahan is a Senior Vice President of PIMCO, and she has managed the Fund since January 2014. Mr. Hammer is an Executive Vice President of PIMCO, and he has managed the Fund since August 2015.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 22 of this prospectus.

October 27, 2017 | PROSPECTUS	21

Summary of Other Important Information Regarding Fund Shares

Purchase and Sale of Fund Shares

Each Fund is an exchange-traded fund ("ETF"). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer and may not be purchased or redeemed directly with a Fund. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than net asset value ("NAV"), shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Funds will only issue or redeem shares at NAV that have been aggregated into blocks of 20,000 shares (PIMCO Enhanced Low Duration Active Exchange-Traded Fund), 50,000 shares (PIMCO Active Bond Exchange-Traded, PIMCO Intermediate Municipal Bond Active Exchange-Traded and PIMCO Short Term Municipal Bond Active Exchange-Traded Funds), 70,000 shares (PIMCO Enhanced Short Maturity Active Exchange-Traded Funds), 90,000 shares (PIMCO Government Limited Maturity Active Exchange-Traded and PIMCO Prime Limited Maturity Active Exchange-Traded Fund) or 100,000 shares (PIMCO Low Duration Investment Grade Corporate Bond Active Exchange-Traded Fund) or multiples thereof ("Creation Units") with certain large institutional investors who have entered into agreements with the Funds' Distributor ("Authorized Participants"). A Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies each Business Day.

Tax Information

The Funds' taxable distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxable upon withdrawal.

Dividends paid to shareholders of the PIMCO Short Term Municipal Bond Active Exchange-Traded Fund and PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund derived from Municipal Bond interest are expected to be designated by the Funds as "exempt-interest dividends" and shareholders may generally exclude such dividends from gross income for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary, PIMCO or other related companies may pay the intermediary for the sale of Fund shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Summary Information About the Funds

This prospectus describes eight ETFs (each a "Fund," collectively, the "Funds") offered by PIMCO ETF Trust (the "Trust"). The Funds provide access to the professional investment advisory services offered by PIMCO.  References to "the Fund" or "a Fund" relate to all Funds unless the context requires otherwise.

ETFs are funds that trade like other publicly-traded securities and may be designed to track an index or to be actively managed. Unlike conventional ETFs, the Funds are not index funds. The Funds are actively managed and do not seek to replicate the performance of a specified index. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on NAV, shares of a Fund may be directly purchased from and redeemed by the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of a Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

Once operational, shares of a Fund are listed and traded at market prices on NYSE Arca, Inc. ("NYSE Arca") and other secondary markets. The market price for a Fund's shares may be different from the Fund's NAV. The Funds issue and redeem shares at NAV only in Creation Units. Only Authorized Participants may purchase or redeem Creation Units directly with a Fund at NAV. These transactions are in exchange for cash and/or securities. Except when aggregated in Creation Units, shares of a Fund are not redeemable securities. Shareholders who are not Authorized Participants may not purchase or redeem shares directly from a Fund.

If a Fund were to effect redemptions with an Authorized Participant primarily for cash, the Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. The sale of portfolio securities could cause a Fund to recognize gains that it might not otherwise have recognized if redemptions were effected in-kind, or to recognize such gain sooner than would otherwise be required. Such gains will generally be distributed to shareholders to avoid taxation at the Fund level and to ensure compliance with other special tax rules that apply to the Funds. Moreover, the sale of portfolio securities will generally subject the Funds to transaction costs, which may be partially or totally offset by the variable transaction fee charged by the Funds to redeeming Authorized Participants.

An investment in a particular Fund alone should not constitute an entire investment program. This prospectus explains what you should know about the Funds before you invest. Please read it carefully. Certain affiliates of the Funds and PIMCO may purchase and resell Fund shares pursuant to this Prospectus.

On each business day, before commencement of trading on NYSE Arca, each Fund will disclose on www.pimcoetfs.com the identities and quantities of the Fund's portfolio holdings that will form the basis for the Fund's calculation of NAV at the end of the business day. Fund fact sheets provide additional information regarding the Funds and may be requested by calling 1.888.400.4ETF (1.888.400.4383).

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Description of Principal Risks

The value of your investment in a Fund changes with the market price of the Fund's shares determined in the secondary market. Market price may be determined, in part, by the values of a Fund's investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund's portfolio as a whole are called "principal risks." The principal risks of a particular Fund are identified in the Fund's Fund Summary and are described in more detail in this section. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by the Fund can change over time. Securities and investment techniques mentioned in this section that appear in bold type are described in greater detail under "Characteristics and Risks of Securities and Investment Techniques." That section and "Investment Objectives and Policies" in the Statement of Additional Information ("SAI") also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money by investing in a Fund.

New/Small Fund Risk

A new or smaller Fund's performance may not represent how the Fund is expected to or may perform in the long term if and when it becomes larger and has fully implemented its investment strategies. Investment positions may have a disproportionate impact (negative or positive) on performance in new and smaller Funds. New and smaller Funds may also require a period of time before they are invested in securities that meet their investment objectives and policies and achieve a representative portfolio composition. Fund performance may be lower or higher during this "ramp-up" period, and may also be more volatile, than would be the case after the Fund is fully invested. Similarly, a new or smaller Fund's investment strategy may require a longer period of time to show returns that are representative of the strategy. New Funds have limited performance histories for investors to evaluate and new and smaller Funds may not attract sufficient assets to achieve investment and trading efficiencies. If a new or smaller Fund were to fail to successfully implement its investment strategies or achieve its investment objective, performance may be negatively impacted, and any resulting liquidation could create negative transaction costs for the Fund and tax consequences for investors.

Market Trading Risk

Each Fund is subject to secondary market trading risks. Once operational, shares of a Fund are listed for trading on an exchange, however, there can be no guarantee that an active trading market for such shares will develop or continue. Shares of a Fund may be listed or traded on U.S. and foreign (non-U.S.) exchanges other than the Fund's primary U.S. listing exchange. There can be no guarantee that a Fund's shares will continue trading on any exchange or in any market or that the Fund's shares will continue to meet the listing or trading requirements of any exchange or market. A Fund's shares may experience higher trading volumes on one exchange as compared to another and investors are subject to the execution and settlement risks of the market where their broker directs trades.

Secondary market trading in a Fund's shares may be halted by an exchange because of market conditions. Pursuant to exchange or market rules, trading in a Fund's shares on an exchange or in any market may be subject to trading halts caused by extraordinary market volatility. If secondary market trading is halted or an exchange closes earlier than anticipated, you may be unable to purchase or sell Fund shares. There can be no guarantee that a Fund's exchange listing or ability to trade its shares will continue or remain unchanged. In the event a Fund ceases to be listed on an exchange, the Fund may cease operating as an "exchange-traded" fund and operate as a mutual fund, provided that shareholders are given advance notice.

Buying or selling a Fund's shares on an exchange may require the payment of brokerage commissions. In addition, you may also incur the cost of the spread (the difference between the bid price and the ask price). The commission is frequently a fixed amount and may be a significant cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of a Fund based on their trading volume and market liquidity, and is generally less if the Fund has more trading volume and market liquidity and more if the Fund has less trading volume and market liquidity. Due to the costs inherent in buying or selling a Fund's shares, frequent trading may detract significantly from investment returns. Investment in a Fund's shares may not be advisable for investors who expect to engage in frequent trading.

Shares of a Fund may trade on an exchange at prices at, above or below their most recent NAV. The market prices of Fund shares will fluctuate, sometimes rapidly and materially, in response to changes in the Fund's NAV, the value of Fund holdings and supply and demand for Fund shares. Although the creation/redemption feature of the Funds generally makes it more likely that Fund shares will trade close to NAV, market volatility, lack of an active trading market for Fund shares, disruptions at market participants (such as Authorized Participants or market makers) and any disruptions in the ordinary functioning of the creation/redemption process may result in Fund shares trading significantly above (at a "premium") or below (at a "discount") NAV. Additionally, to the extent a Fund holds securities traded in markets that close at a different time from the Fund's listing exchange, liquidity in such securities may be reduced after the applicable closing times, and during the time when the Fund's listing exchange is open but after the applicable market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the Fund's shares' NAV may widen. You may be unable to sell your shares or may incur significant losses if you transact in Fund shares in these and other circumstances. Neither PIMCO nor the Trust can predict whether Fund shares will trade above, below or at NAV. A Fund's investment results are based on the Fund's daily NAV. Investors transacting in Fund shares in the secondary market, where market prices may differ from NAV, may experience investment results that differ from results based on the Fund's daily NAV. There are various methods by which investors can purchase and sell shares and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the Funds.

A Fund has a limited number of intermediaries that act as Authorized Participants, and none of these Authorized Participants are or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to a Fund and no other Authorized Participant is able and willing to create or redeem,

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shares may trade at a discount to NAV and possibly face trading halts and/ or delisting. Additionally, while Fund shares are listed for trading on an exchange, there can be no assurance that active trading markets for Fund shares will be maintained by market makers or Authorized Participants. Decisions by market makers or Authorized Participants to reduce their role or "step away" from these activities in times of market stress may inhibit the effectiveness of the creation/redemption process in maintaining the relationship between the underlying value of a Fund's holdings and the Fund's NAV. Such reduced effectiveness could result in the Fund's shares trading at a discount to its NAV and also in greater than normal intraday bid/ask spreads for the Fund's shares.

Interest Rate Risk

Interest rate risk is the risk that fixed income securities and other instruments in a Fund's portfolio will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund may lose money as a result of movements in interest rates. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. The values of equity and other non-fixed income securities may also decline due to fluctuations in interest rates. Inflation-indexed bonds, including Treasury Inflation-Protected Securities ("TIPS"), decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Fund's shares.

A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). This is especially true under current economic conditions because interest rates are near historically low levels. Thus, Funds currently face a heightened level of interest rate risk, especially as the Federal Reserve Board ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Federal Reserve Board continues to raise interest rates, there is a risk that rates across the financial system may rise.

During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns. Interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. Certain European countries have recently experienced negative interest rates on certain fixed income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent a Fund is exposed to such interest rates.

Measures such as average duration may not accurately reflect the true interest rate sensitivity of a Fund. This is especially the case if a Fund consists of securities with widely varying durations. Therefore, if a Fund has an average duration that suggests a certain level of interest rate risk, the Fund may in fact be subject to greater interest rate risk than the average would suggest. This risk is greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund.

Convexity is an additional measure used to understand a security's or Fund's interest rate sensitivity. Convexity measures the rate of change of duration in response to changes in interest rates. With respect to a security's price, a larger convexity (positive or negative) may imply more dramatic price changes in response to changing interest rates. Convexity may be positive or negative. Negative convexity implies that interest rate increases result in increased duration, meaning increased sensitivity in prices in response to rising interest rates. Thus, securities with negative convexity, which may include bonds with traditional call features and certain mortgage-backed securities, may experience greater losses in periods of rising interest rates. Accordingly, if a Fund holds holding such securities, the Fund may be subject to a greater risk of losses in periods of rising interest rates.

Call Risk

Call risk refers to the possibility that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security in which a Fund has invested, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk

A Fund could lose money if the issuer or guarantor of a fixed income security (including a security purchased with securities lending collateral), or the counterparty to a derivatives contract in the case of each Fund (except the PIMCO Enhanced Short Maturity Active Exchange-Traded Fund, PIMCO Government Limited Maturity Active Exchange-Traded Fund and PIMCO Prime Limited Maturity Active Exchange-Traded Fund), or a repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of the credit of a security held by a Fund may decrease its value. Securities are subject to varying degrees of credit risk, which are often

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reflected in credit ratings. Measures such as average credit quality may not accurately reflect the true credit risk of a Fund. This is especially the case if a Fund consists of securities with widely varying credit ratings. Therefore, if a Fund has an average credit rating that suggests a certain credit quality, the Fund may in fact be subject to greater credit risk than the average would suggest. This risk is greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund. Municipal Bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

High Yield Risk

Funds that invest in high yield securities and unrated securities of similar credit quality (commonly known as "high yield securities" or "junk bonds") may be subject to greater levels of credit risk, call risk and liquidity risk than funds that do not invest in such securities. These securities are considered predominantly speculative with respect to an issuer's continuing ability to make principal and interest payments, and may be more volatile than other types of securities. An economic downturn or individual corporate developments could adversely affect the market for these securities and reduce a Fund's ability to sell these securities at an advantageous time or price. An economic downturn would generally lead to a higher non-payment rate and, a high yield security may lose significant market value before a default occurs. High yield securities structured as zero-coupon bonds or pay-in-kind securities tend to be especially volatile as they are particularly sensitive to downward pricing pressures from rising interest rates or widening spreads and may require a Fund to make taxable distributions of imputed income without receiving the actual cash currency. Issuers of high yield securities may have the right to "call" or redeem the issue prior to maturity, which may result in a Fund having to reinvest the proceeds in other high yield securities or similar instruments that may pay lower interest rates. A Fund may also be subject to greater levels of liquidity risk than funds that do not invest in high yield securities. In addition, the high yield securities in which a Fund invests may not be listed on any exchange and a secondary market for such securities may be comparatively illiquid relative to markets for other more liquid fixed income securities. Consequently, transactions in high yield securities may involve greater costs than transactions in more actively traded securities. A lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make high yield debt more difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in a Fund being unable to realize full value for these securities and/or may result in a Fund not receiving the proceeds from a sale of a high yield security for an extended period after such sale, each of which could result in losses to a Fund. Because of the risks involved in investing in high yield securities, an investment in a Fund that invests in such securities should be considered speculative.

Market Risk

The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities. Credit ratings downgrades may also negatively affect securities held by the Fund. Even when markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level. For instance, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, and natural/environmental disasters can all negatively impact the securities markets, which could cause the Funds to lose value. Any market disruptions could also prevent a Fund from executing advantageous investment decisions in a timely manner. Funds that have focused their investments in a region enduring geopolitical market disruption will face higher risks of loss. Thus, investors should closely monitor current market conditions to determine whether a specific Fund meets their individual financial needs and tolerance for risk.

Current market conditions may pose heightened risks with respect to Funds that invest in fixed income securities. As discussed more under "Interest Rate Risk," interest rates in the U.S. are near historically low levels. However, continued economic recovery, the end of the Federal Reserve Board's quantitative easing program, and an increased likelihood of a rising interest rate environment increase the risk that interest rates will continue to rise in the near future. Any further interest rate increases in the future could cause the value of any Fund that invests in fixed income securities to decrease. As such, fixed income securities markets may experience heightened levels of interest rate, volatility and liquidity risk. If rising interest rates cause a Fund to lose enough value, the Fund could also face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund and its shareholders.

Exchanges and securities markets may close early, close late or issue trading halts on specific securities, which may result in, among other things, a Fund being unable to buy or sell certain securities or financial instruments at an advantageous time or accurately price its portfolio investments. In addition, a Fund may rely on various third-party sources to calculate its NAV. As a result, a Fund is subject to certain operational risks associated with reliance on service providers and service providers' data sources. In particular, errors or systems failures and other technological issues may adversely impact the Fund's calculations of its NAV, and such NAV calculation issues may result in inaccurately calculated NAVs, delays in NAV calculation and/or the inability to calculate NAVs over extended periods. A Fund may be unable to recover any losses associated with such failures.

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Municipal Bond Risk

A Fund that invests in Municipal Bonds may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of Municipal Bonds to pay interest or repay principal. In addition, the ability of an issuer to make payments or repay interest may be affected by litigation or bankruptcy. In the event of bankruptcy of such an issuer, a Fund investing in the issuer's securities could experience delays in collecting principal and interest, and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, a Fund may, in some instances, take possession of, and manage, the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt. Municipal Bonds are subject to interest rate, credit and market risk.

Because many Municipal Bonds are issued to finance similar projects (such as those relating to education, health care, housing, transportation, and utilities), conditions in those sectors may affect the overall municipal securities market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. Municipal Bonds backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the supporting taxation or the inability to collect revenues for the specific project or specific assets. Municipal Bonds are subject to the risk that the Internal Revenue Service (the "IRS") may determine that an issuer has not complied with applicable tax requirements and that interest from the Municipal Bond is taxable, which may result in a significant decline in the value of the security. Municipal Bonds may be less liquid than taxable bonds and there may be less publicly available information on the financial condition of Municipal Bond issuers than for issuers of other securities, and the investment performance of a Fund investing in Municipal Bonds may therefore be more dependent on the analytical abilities of PIMCO than if the Fund held other types of investments such as stocks or taxable bonds. The secondary market for Municipal Bonds also tends to be less well-developed or liquid than many other securities markets, a by-product of lower capital commitments to the asset class by the dealer community, which may adversely affect a Fund's ability to sell Municipal Bonds it holds at attractive prices or value Municipal Bonds.

While all Funds that invest in Municipal Bonds intend to acquire debt securities whose interest is exempt from regular federal income tax, there are risks that a security issued as tax-exempt may, as a result of a determination made by either the IRS or a state tax authority, be taxable. Additionally, future legislation, administrative, or common law actions could adversely impact the characterization of income derived from a tax-exempt debt security as free from federal income tax. Such a determination or action could cause interest derived from an affected debt security to become taxable, possibly retroactively, subjecting you to an increased tax liability.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities. Illiquid securities may become harder to value, especially in changing markets. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to "make markets," are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.

In such cases, a Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that a Fund's principal investment strategies involve securities of companies with smaller market capitalizations, foreign (non-U.S.) securities, Rule 144A securities, illiquid sectors of fixed income securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. Finally, liquidity risk also refers to the risk of unusually high redemption requests, redemption requests by certain large shareholders such as institutional investors or asset allocators, or other unusual market conditions that may make it difficult for a Fund to sell investments within the allowable time period to meet redemptions. Meeting such redemption requests could require a Fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the Fund. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as a Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure. Certain accounts or PIMCO affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Fund's shares. Redemptions by these shareholders of their

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holdings in a Fund may impact the Fund's liquidity and NAV. These redemptions may also force a Fund to sell securities, which may negatively impact the Fund's brokerage costs.

Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that each Fund (except the PIMCO Enhanced Short Maturity Active Exchange-Traded Fund, PIMCO Government Limited Maturity Active Exchange-Traded Fund and PIMCO Prime Limited Maturity Active Exchange-Traded Fund) may use are referenced under "Characteristics and Risks of Securities and Investment Techniques—Derivatives" in this prospectus and described in more detail under "Investment Objectives and Policies" in the SAI. The Funds typically use derivatives as a substitute for taking a position in the underlying asset, as part of strategies designed to gain exposure to, for example, issuers, portions of the yield curve, indexes, sectors, currencies, and/or geographic regions, and/or to reduce exposure to other risks, such as interest rate, credit, or currency risk. The Funds may also use derivatives for leverage, in which case their use would involve leveraging risk, and in some cases, may subject a Fund to the potential for unlimited loss. The use of derivatives may cause the Fund's investment returns to be impacted by the performance of securities the Fund does not own and result in the Fund's total investment exposure exceeding the value of its portfolio.

A Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk (which may be heightened for highly-customized derivatives), interest rate risk, market risk, credit risk and management risk, as well as risks arising from changes in applicable requirements. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative instrument may not correlate perfectly with the underlying asset, rate or index. By investing in a derivative instrument, the Fund could lose more than the initial amount invested and derivatives may increase the volatility of the Fund, especially in unusual or extreme market conditions. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful. In addition, a Fund's use of derivatives may increase or accelerate the amount of taxes payable by shareholders. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction.

Participation in the markets for derivative instruments involves investment risks and transaction costs to which a Fund may not be subject absent the use of these strategies. The skills needed to successfully execute derivative strategies may be different from those needed for other types of transactions. If the Fund incorrectly forecasts the value and/or creditworthiness of securities, currencies, interest rates, counterparties or other economic factors involved in a derivative transaction, the Fund might have been in a better position if the Fund had not entered into such derivative transaction. In evaluating the risks and contractual obligations associated with particular derivative instruments, it is important to consider that certain derivative transactions may be modified or terminated only by mutual consent of a Fund and its counterparty. Therefore, it may not be possible for a Fund to modify, terminate, or offset the Fund's obligations or the Fund's exposure to the risks associated with a derivative transaction prior to its scheduled termination or maturity date, which may create a possibility of increased volatility and/or decreased liquidity to the Fund. In such case, the Fund may lose money.

Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, appropriate derivative transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a Fund may wish to retain a Fund's position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other appropriate counterparty can be found. When such markets are unavailable, a Fund will be subject to increased liquidity and investment risk.

When a derivative is used as a hedge against a position that a Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying instrument, and there can be no assurance that a Fund's hedging transactions will be effective.

The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of a Fund's derivative transactions, impede the employment of the Fund's derivatives strategies, or adversely affect the Fund's performance.

Equity Risk

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities also include, among other things, preferred securities, convertible stocks and warrants. The values of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities. These risks are generally magnified in the case of equity investments in distressed companies.

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Mortgage-Related and Other Asset-Backed Securities Risk

Mortgage-related and other asset-backed securities represent interests in "pools" of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause an investing Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. A Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Foreign (Non-U.S.) Investment Risk

Certain Funds may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a Fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign (non-U.S.) securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign (non-U.S.) securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign (non-U.S.) investments. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk

Foreign (non-U.S.) investment risk may be particularly high to the extent a Fund invests in emerging market securities. Emerging market securities may present market, credit, currency, liquidity, legal, political and other risks different from, and potentially greater than, the risks of investing in securities and instruments economically tied to developed foreign countries. To the extent a Fund invests in emerging market securities that are economically tied to a particular region, country or group of countries, the Fund may be more sensitive to adverse political or social events affecting that region, country or group of countries. Economic, business, political, or social instability may affect emerging market securities differently, and often more severely, than developed market securities. A Fund that focuses its investments in multiple asset classes of emerging market securities may have a limited ability to mitigate losses in an environment that is adverse to emerging market securities in general. Emerging market securities may also be more volatile, less liquid and more difficult to value than securities economically tied to developed foreign countries. The systems and procedures for trading and settlement of securities in emerging markets are less developed and less transparent and transactions may take longer to settle. Rising interest rates, combined with widening credit spreads, could negatively impact the value of emerging market debt and increase funding costs for foreign issuers. In such a scenario, foreign issuers might not be able to service their debt obligations, the market for emerging market debt could suffer from reduced liquidity, and any investing Funds could lose money.

Currency Risk

If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or, in the case of each Fund (except the PIMCO Enhanced Short Maturity Active Exchange-Traded Fund, PIMCO Government Limited Maturity Active Exchange-Traded Fund and PIMCO Prime Limited Maturity Active Exchange-Traded Fund), in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates in foreign (non-U.S.) countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund's investments in foreign currency-denominated securities may reduce the returns of the Fund.

Currency risk may be particularly high to the extent that a Fund invests in foreign (non-U.S.) currencies or engages in foreign currency transactions that are economically tied to emerging market countries. These currency transactions may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) currencies or engaging in

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foreign currency transactions that are economically tied to developed foreign countries.

Leveraging Risk

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. Each Fund's (except the PIMCO Enhanced Short Maturity Active Exchange-Traded Fund, PIMCO Government Limited Maturity Active Exchange-Traded Fund and PIMCO Prime Limited Maturity Active Exchange-Traded Fund) use of derivatives may also create leveraging risk. In accordance with federal securities laws, rules, and staff positions, PIMCO will mitigate its leveraging risk by segregating or "earmarking" liquid assets or otherwise covering transactions that may give rise to such risk. A Fund also may be exposed to leveraging risk by borrowing money for investment purposes. Leveraging may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities. Certain types of leveraging transactions, such as short sales that are not "against the box," could theoretically be subject to unlimited losses in cases where a Fund, for any reason, is unable to close out the transaction. In addition, to the extent a Fund borrows money, interest costs on such borrowings may not be recovered by any appreciation of the securities purchased with the borrowed amounts and could exceed the Fund's investment returns, resulting in greater losses. Moreover, to make payments of interest and other loan costs, a Fund may be forced to sell portfolio securities when it is not otherwise advantageous to do so.

Management Risk

Each Fund is subject to management risk because it is an actively managed investment portfolio. PIMCO and each individual portfolio manager will apply investment techniques and risk analysis in making investment decisions for the Funds, but there can be no guarantee that these decisions will produce the desired results. Certain securities or other instruments in which a Fund seeks to invest may not be available in the quantities desired. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments. In such circumstances, PIMCO or the individual portfolio managers may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Fund. To the extent a Fund employs strategies targeting perceived pricing inefficiencies, arbitrage strategies or similar strategies, it is subject to the risk that the pricing or valuation of the securities and instruments involved in such strategies may change unexpectedly, which may result in reduced returns or losses to the Fund. Additionally, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and each individual portfolio manager in connection with managing the Funds and may also adversely affect the ability of the Funds to achieve their investment objectives. There also can be no assurance that all of the personnel of PIMCO will continue to be associated with PIMCO for any length of time. The loss of the services of one or more key employees of PIMCO could have an adverse impact on the Fund's ability to realize its investment objective.

California State-Specific Risk

A Fund that concentrates its investments in California Municipal Bonds may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal. Certain issuers of California Municipal Bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain California issuers to pay principal or interest on their obligations. Provisions of the California Constitution and State statutes which limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California's economy is broad, it does have major concentrations in high technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.

New York State-Specific Risk

A Fund that concentrates its investments in New York Municipal Bonds may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal. While New York's economy is broad, it does have concentrations in the financial services industry, and may be sensitive to economic problems affecting that industry. Certain issuers of New York Municipal Bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. The financial health of New York City affects that of the State, and when New York City experiences financial difficulty it may have an adverse affect on New York Municipal Bonds held by such Fund. The growth rate of New York has at times been somewhat slower than the nation overall. The economic and financial condition of New York also may be affected by various financial, social, economic and political factors.

Municipal Project-Specific Risk

A Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in general obligation bonds, particularly if there is a large concentration from issuers in a single state. This is because the value of municipal securities can be significantly affected by the political, economic, legal, and legislative realities of the particular issuer's locality or municipal sector events. In addition, a significant restructuring of federal income tax rates or even serious discussion on the topic in Congress could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value

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of tax-exempt income to investors. Lower income tax rates could reduce the advantage of owning municipal securities. Similarly, changes to state or federal regulation tied to a specific sector, such as the hospital sector, could have an impact on the revenue stream for a given subset of the market.

Municipal securities are also subject to interest rate, credit, and liquidity risk.

Interest Rate Risk. The value of municipal securities, similar to other fixed income securities, will likely drop as interest rates rise in the general market. Conversely, when rates decline, bond prices generally rise.

Credit Risk. The risk that a borrower may be unable to make interest or principal payments when they are due. Funds that invest in municipal securities rely on the ability of the issuer to service its debt. This subjects a Fund to credit risk in that the municipal issuer may be fiscally unstable or exposed to large liabilities that could impair its ability to honor its obligations. Municipal issuers with significant debt service requirements, in the near-to mid-term; unrated issuers and those with less capital and liquidity to absorb additional expenses may be most at risk. A Fund that invests in lower quality or high yield municipal securities may be more sensitive to the adverse credit events in the municipal market. The treatment of municipalities in bankruptcy is more uncertain, and potentially more adverse to debt holders, than for corporate issues.

Liquidity Risk. The risk that investors may have difficulty finding a buyer when they seek to sell, and therefore, may be forced to sell at a discount to the market value. Liquidity may sometimes be impaired in the municipal market and Funds that primarily invest in municipal securities may find it difficult to purchase or sell such securities at opportune times. Liquidity can be impaired due to interest rate concerns, credit events, or general supply and demand imbalances. These adverse developments sometimes cause a Fund to endure higher redemption rates. Depending on the particular issuer and current economic conditions, municipal securities could be deemed more volatile investments.

In addition to general municipal market risks, different municipal sectors may face different risks. For instance, general obligation bonds are secured by the full faith, credit, and taxing power of the municipality issuing the obligation. As such, timely payment depends on the municipality's ability to raise tax revenue and maintain a fiscally sound budget. The timely payments may also be influenced by any unfunded pension liabilities or other post-employee benefit plan ("OPEB") liabilities.

Revenue bonds are secured by special tax revenues or other revenue sources. If the specified revenues do not materialize, then the bonds may not be repaid.

Private activity bonds are yet another type of municipal security. Municipalities use private activity bonds to finance the development of industrial facilities for use by private enterprise. Principal and interest payments are to be made by the private enterprise benefitting from the development, which means that the holder of the bond is exposed to the risk that the private issuer may default on the bond.

Moral obligation bonds are usually issued by special purpose public entities. If the public entity defaults, repayment becomes a "moral obligation" instead of a legal one. The lack of a legally enforceable right to payment in the event of default poses a special risk for a holder of the bond because it has little or no ability to seek recourse in the event of default.

Municipal notes are similar to general municipal debt obligations, but they generally possess shorter terms. Municipal notes can be used to provide interim financing and may not be repaid if anticipated revenues are not realized.

Short Exposure Risk

A Fund's short sales, if any, are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. A Fund may also enter into a short position through a forward commitment or, in the case of each Fund (except the PIMCO Enhanced Short Maturity Active Exchange-Traded Fund, PIMCO Government Limited Maturity Active Exchange-Traded Fund and PIMCO Prime Limited Maturity Active Exchange-Traded Fund), a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any transaction costs (i.e., premiums and interest) paid to the broker-dealer to borrow securities.

Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot decrease below zero.

By investing the proceeds received from selling securities short, a Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase a Fund's exposure to long security positions and make any change in the Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy a Fund employs will be successful during any period in which it is employed.

In times of unusual or adverse market, economic, regulatory or political conditions, a Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions generally may exist for as long as six months and, in some cases, much longer. Also, there is the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

Convertible Securities Risk

Convertible securities are fixed income securities, preferred securities or other securities that are convertible into or exercisable for common stock of the issuer (or cash or securities of equivalent value) at either a stated price or a stated rate. The market values of convertible securities may decline as interest rates increase and, conversely, may increase as interest rates decline. A convertible security's market value, however, tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security's "conversion price." The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the

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associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company's common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer's convertible securities generally entail less risk than its common stock but more risk than its debt obligations.

Synthetic convertible securities involve the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income-producing component and a right to acquire an equity security). Synthetic convertible securities are often achieved, in part, through investments in warrants or options to buy common stock (or options on a stock index), and therefore are subject to the risks associated with derivatives. The value of a synthetic convertible security will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. Because the convertible component is typically achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index, synthetic convertible securities are subject to the risks associated with derivatives. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Senior Loan Risk

To the extent a Fund invests in senior loans, including bank loans, the Fund may be subject to greater levels of credit risk, call risk, settlement risk and liquidity risk than funds that do not invest in such securities. These instruments are considered predominantly speculative with respect to an issuer's continuing ability to make principal and interest payments and may be more volatile than other types of securities. An economic downturn or individual corporate developments could adversely affect the market for these instruments and reduce the Fund's ability to sell these instruments at an advantageous time or price. An economic downturn would generally lead to a higher non-payment rate, and, a senior loan may lose significant market value before a default occurs. A Fund may also be subject to greater levels of liquidity risk than funds that do not invest in senior loans. In addition, the senior loans in which a Fund invests may not be listed on any exchange and a secondary market for such loans may be comparatively illiquid relative to markets for other more liquid fixed income securities. Consequently, transactions in senior loans may involve greater costs than transactions in more actively traded securities. Restrictions on transfers in loan agreements, a lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make senior loans more difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in a Fund being unable to realize full value for the senior loans and/or may result in a Fund not receiving the proceeds from a sale of a senior loan for an extended period after such sale, each of which could result in losses to a Fund. Senior loans may have extended trade settlement periods, including settlement periods of greater than 7 days, which may result in cash not being immediately available to a Fund. If an issuer of a senior loan prepays or redeems the loan prior to maturity, a Fund will have to reinvest the proceeds in other senior loans or similar instruments that may pay lower interest rates. Because of the risks involved in investing in senior loans, an investment in a Fund that invests in such instruments should be considered speculative.

Tax-Efficient Investing Risk

A Fund may engage in investment strategies intended to manage capital gain distributions. For example, a Fund may limit sales of existing holdings, or attempt to use losses from sales of securities that have declined to offset future gains that would otherwise be taxable. Any such strategy may be unsuccessful or only partially successful, and investors may experience adverse tax effects, including, but not limited to potentially greater tax liability than other PIMCO-advised funds. Additionally, such strategies may reduce investment returns or result in investment losses, which could cause the Fund and investors to lose money. Further, a Fund's focus on income generation may result in a higher overall tax liability as income may be taxed at a higher rate than capital gains.

Distribution Rate Risk

Although a Fund may seek to maintain a stable distribution rate, the Fund's distribution rate may be affected by numerous factors, including but not limited to changes in realized and projected market returns, fluctuations in market interest rates, Fund performance, and other factors. For instance, during periods of low or declining interest rates, the Fund's distributable income and dividend levels may decline for many reasons. There can be no assurance that a change in market conditions or other factors will not result in a change in the Fund's distribution rate or that the rate will be sustainable in the future.

Disclosure of Portfolio Holdings

Please see "Disclosure of Portfolio Holdings" in the SAI for information about the availability of the complete schedule of each Fund's holdings.

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Management of the Funds

Investment Manager

PIMCO serves as the investment manager for the Funds. Subject to the supervision of the Board of Trustees, PIMCO is responsible for managing the investment activities of the Funds and the Funds' business affairs and other administrative matters.

PIMCO is located at 650 Newport Center Drive, Newport Beach, CA 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of September 30, 2017, PIMCO had approximately $1.68 trillion in assets under management.

Management Fees

The Funds pay PIMCO fees in return for providing investment advisory, supervisory and administrative services under an all-in fee structure. For the fiscal year ended June 30, 2017, the Funds paid monthly Management Fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of the Fund taken separately):

Fund	Management Fees
PIMCO Active Bond Exchange-Traded Fund	0.55%
PIMCO Enhanced Low Duration Active Exchange-Traded Fund(1)	0.46%
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	0.35%
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	0.35%
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	0.35%

1 Expense information in the table has been restated to reflect current Management Fees.

The PIMCO Government Limited Maturity Active Exchange-Traded Fund, PIMCO Low Duration Investment Grade Corporate Bond Active Exchange-Traded Fund and PIMCO Prime Limited Maturity Active Exchange-Traded Fund were not operational during the fiscal year ended June 30, 2017. The management fees for the PIMCO Government Limited Maturity Active Exchange-Traded Fund, PIMCO Low Duration Investment Grade Corporate Bond Active Exchange-Traded Fund and PIMCO Prime Limited Maturity Active Exchange-Traded Fund are at the annual rates (stated as a percentage of the average daily net assets of each Fund taken separately) of 0.25%, 0.60% and 0.25%, respectively.

In addition to providing investment advisory services, PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds bear other expenses which are not covered under the management fee which may vary and affect the total level of expenses paid by shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, securities lending expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust's Independent Trustees and their counsel. PIMCO generally earns a profit on the management fee paid by the Funds. Also, under the terms of the investment management agreement, PIMCO, and not Fund shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

A discussion of the basis for the Board of Trustees' approval of the Funds' (other than the PIMCO Government Limited Maturity Active Exchange-Traded Fund, PIMCO Low Duration Investment Grade Corporate Bond Active Exchange-Traded Fund and PIMCO Prime Limited Maturity Active Exchange-Traded Fund) investment management agreement is available in the Funds' Semi-Annual Report to shareholders for the fiscal half-year ended December 31, 2016. A discussion of the basis for the Board of Trustees' approval of the PIMCO Government Limited Maturity Active Exchange-Traded Fund, PIMCO Low Duration Investment Grade Corporate Bond Active Exchange-Traded Fund and PIMCO Prime Limited Maturity Active Exchange-Traded Fund's investment management agreement will be available in the Fund's first Annual or Semi-Annual Report to shareholders.

Expense Limitation Agreement

Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive its Management Fee, or reimburse each Fund, to the extent that the Fund's organizational expenses and pro rata share of Trustee fees exceed 0.0049% (the "Expense Limit") (calculated as a percentage of the Fund's average daily net assets). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. In any month in which the investment management agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the Management Fee waived or reimbursed as set forth above (the "Reimbursement Amount") during the previous thirty-six months, provided that such amount paid to PIMCO will not: 1) together with any organizational expenses and pro rata Trustee fees, exceed, for such month, the Expense Limit; 2) exceed the total Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO.

Fee Waiver Agreements

PIMCO has contractually agreed, through October 31, 2018, to waive or reduce its Management Fee in an amount equivalent to the PIMCO Active Bond Exchange-Traded Fund's expenses or costs attributable to the Securities and Exchange Commission's ("SEC") investigation and related settlement proceedings identified in Investment Advisers Act of 1940 Release No. 4577, dated December 1, 2016. This arrangement renews annually for a full year

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unless terminated by PIMCO upon at least 30 days' notice prior to the end of the contract term. PIMCO may not recoup these waivers or reductions. The contractual agreement described in the preceding three sentences (the "BOND Agreement") amends and restates a prior contractual agreement (the "Prior Agreement") under which PIMCO agreed to waive or reduce its Management Fee payable by the Fund subject to certain conditions. While recoupment was permitted under the Prior Agreement, the BOND Agreement requires PIMCO to reimburse the Fund for any amounts previously recouped by PIMCO pursuant to the Prior Agreement.

PIMCO has contractually agreed, through October 31, 2018, to waive its management fee by 0.07% and 0.11% of the average daily net assets of each of the PIMCO Enhanced Low Duration Active Exchange-Traded Fund and PIMCO Low Duration Investment Grade Corporate Bond Active Exchange-Traded Fund, respectively. These Fee Waiver Agreements will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. In any month in which the investment management agreement is in effect, PIMCO is entitled to reimbursement by a Fund of any portion of the management fee waived as set forth above (the "Fee Waiver Reimbursement Amount") during the previous thirty-six months, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata Trustee fees pursuant to the Expense Limitation Agreement, exceed the Expense Limit; 2) exceed the total Fee Waiver Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO.

Temporary Fee Waivers, Reductions and Reimbursements

To maintain certain net yields for the PIMCO Government Limited Maturity Active Exchange-Traded and PIMCO Prime Limited Maturity Active Exchange-Traded Funds, PIMCO and certain affiliates have entered into a fee and expense limitation agreement with such Funds (the "Agreement") pursuant to which PIMCO or its affiliates may, to the extent permitted by applicable law, temporarily and voluntarily waive, reduce or reimburse all or any portion of: (i) first, any distribution and/or service (12b-1) fees applicable to the Fund; and (ii) second, to the extent necessary, the Fund's management fee, each waiver, reduction or reimbursement in an amount and for a period of time as determined by PIMCO or its affiliates.

In any month in which the investment management agreement is in effect, PIMCO may recoup from the Fund any portion of the management fee waived, reduced or reimbursed pursuant to the Agreement (the "Reimbursement Amount") during the previous 36 months, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata trustee fees pursuant to the expense limitation agreement between PIMCO and the Trust, exceed the Expense Limit; 2) exceed the total Reimbursement Amount; 3) include any amounts previously reimbursed to PIMCO; or 4) cause any Fund to maintain a net negative yield. The Reimbursement Amount will be reimbursed in the same order that fees were waived as described above, except the Funds will not reimburse PIMCO or its affiliates for any portion of the distribution and/or service (12b-1) fees waived, reduced or reimbursed pursuant to the Agreement. There is no guarantee that the Funds will maintain a positive net yield.

The Trust does not currently authorize payment of any distribution and/or service (12b-1) fees. If distribution and/or service (12b-1) fees are authorized in the future, to the extent PIMCO or its affiliates waive, reduce or reimburse any portion of the distribution and/or service (12b-1) fees pursuant to the Agreement, PIMCO or its affiliates may pay or reimburse financial institutions for services for which such financial institutions normally receive distribution and/or service (12b-1) fees from the applicable Fund out of PIMCO's or its affiliates' own assets. These payments and reimbursements may be made from profits received by PIMCO from management fees paid to PIMCO by the Funds. Such activities by PIMCO or its affiliates may provide incentives to financial institutions to purchase or market shares of the Funds. Additionally, these activities may give PIMCO or its affiliates additional access to sales representatives of such financial institutions, which may increase sales Fund shares.

Individual Portfolio Managers

The following individuals have primary responsibility for managing each of the noted Funds.

Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO Enhanced Low Duration Active Exchange-Traded Fund	Hozef Arif	5/17

Executive Vice President, PIMCO. Mr. Arif focuses on global high yield and crossover corporate credit portfolios. Prior to joining PIMCO in 2008, he was a leveraged finance investment banker at Credit Suisse in Los Angeles.

PIMCO Active Bond Exchange-Traded Fund PIMCO Enhanced Low Duration Active Exchange-Traded Fund	David Braun	5/17 5/17

Managing Director, PIMCO. Mr. Braun is head of the U.S. financial institutions group portfolio management team and a senior member of the liability driven investment portfolio management team. Prior to joining PIMCO in 2009, he was a derivatives portfolio manager and chief risk officer at Hartford Investment Management Company.

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	Julie Callahan	8/15 1/14

Senior Vice President, PIMCO. Ms. Callahan joined PIMCO in 2011 and is a member of the municipal bond portfolio management team. Prior to joining PIMCO, she served as a portfolio manager for municipal separately managed accounts at Western Asset Management Company. Previously, she was a director and portfolio manager for municipal money market funds with Citigroup Asset Management.

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Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO Active Bond Exchange-Traded Fund	Daniel Hyman	5/17

Managing Director, PIMCO. Mr. Hyman is a portfolio manager focusing on mortgage-backed securities and derivatives. Prior to joining PIMCO in 2008, he was a vice president at Credit Suisse where he traded Agency pass-throughs.

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	David Hammer	6/16 8/15

Executive Vice President, PIMCO. Mr. Hammer is a head of the municipal bond portfolio management team. He rejoined PIMCO in May 2015 after serving as Managing Director and Head of Municipal Trading, Risk Management and Research at Morgan Stanley, and previously he was a Senior Vice President of PIMCO. Prior to joining PIMCO in 2012, he was an Executive Director for Morgan Stanley, where he served as head of the high yield and distressed municipal bond trading group.

PIMCO Low Duration Investment Grade Corporate Bond Active Exchange-Traded Fund	Mark Kiesel	*

CIO Global Credit and Managing Director, PIMCO. He is a member of the PIMCO Investment Committee, a generalist portfolio manager and the global head of corporate bond portfolio management. He has served as a portfolio manager, head of equity derivatives and as a senior Credit Analyst since joining PIMCO in 1996.

PIMCO Active Bond Exchange-Traded Fund
PIMCO Enhanced Low Duration Active Exchange-Traded Fund
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund
PIMCO Government Limited Maturity Active Exchange-Traded Fund
PIMCO Prime Limited Maturity Active Exchange-Traded Fund

	Jerome Schneider	5/17 1/14 * * *

Managing Director, PIMCO. Mr. Schneider joined PIMCO in 2008 as a portfolio manager and finance specialist. Since 2011, he has served as the head of the short-term and funding desk. Prior to joining PIMCO, he served as Senior Managing Director with Bear Stearns, specializing in credit and mortgage-related funding transactions. Mr. Schneider joined Bear Steams in 1995.

* Inception of the Fund.

Please see the SAI for additional information about other accounts managed by the portfolio managers, the portfolio managers' compensation and the portfolio managers' ownership of shares of the Funds.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Investment Adviser, the Distributor (as defined below), the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this prospectus nor summary prospectus, the Trust's SAI, any contracts filed as exhibits to the Trust's registration statement, nor any other communications, disclosure documents or regulatory filings from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend this, or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust's then-current prospectus or SAI.

Distributor

The Trust's Distributor is PIMCO Investments LLC ("Distributor"). The Distributor, located at 1633 Broadway, New York, NY 10019, is a broker-dealer registered with the SEC. The Distributor distributes Creation Units for the Funds and does not maintain a secondary market in shares of the Funds.

Distribution and Servicing Plan

The Trust has adopted a Distribution and Servicing Plan (the "12b-1 Plan") for shares of the Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). The 12b-1 Plan permits compensation in connection with the distribution and marketing of Fund shares and/or the provision of certain shareholder services. The 12b-1 Plan permits the Fund to pay compensation at an annual rate of up to 0.25% of the Fund's average daily net assets. However, the Board of Trustees has determined not to authorize payment of a 12b-1 Plan fee at this time.

The 12b-1 fee may only be imposed or increased when the Board of Trustees determines that it is in the best interests of shareholders to do so. Because these fees are paid out of the Fund's assets on an ongoing basis, to the extent that a fee is authorized, over time they will increase the cost of an investment in the Fund. The 12b-1 Plan fee may cost an investor more than other types of sales charges.

Payments to Broker-Dealers and Other Financial Intermediaries

PIMCO and/or the Distributor ("PIMCO Entities") may make payments to broker-dealers or other financial intermediaries (each, an "Intermediary") related to activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about the Funds or for other activities, such as participation in marketing activities and presentations, educational training programs, the support of technology platforms and/or

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reporting systems. PIMCO Entities may also make payments to Intermediaries for certain printing, publishing and mailing costs associated with the Funds or materials relating to ETFs in general. In addition, PIMCO Entities may make payments to Intermediaries that make Fund shares available to their clients or for otherwise promoting the Funds. Such payments, which may be significant to the Intermediary, are not made by a Fund. Rather, such payments are made by PIMCO Entities from their own resources, which may come directly or indirectly in part from management fees paid by the Funds. Payments of this type are sometimes referred to as marketing support or revenue-sharing payments. An Intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the marketing support payments it is eligible to receive. Therefore, such payments to an Intermediary create conflicts of interest between the Intermediary and its customers and may cause the Intermediary to recommend a Fund over another investment. More information regarding these payments is contained in the SAI. A shareholder should contact his or her Intermediary's salesperson or other investment professional for more information regarding any such payments the Intermediary firm may receive from PIMCO Entities.

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Buying and Selling Shares

Shares of the Funds are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. However, there can be no guarantee that an active trading market will develop or be maintained, or that the Fund shares listing will continue or remain unchanged. The Trust does not impose any minimum investment for shares of a Fund purchased on an exchange. Buying or selling a Fund's shares involves certain costs that apply to all securities transactions. When buying or selling shares of a Fund through a financial intermediary, you may incur a brokerage commission or other charges determined by your financial intermediary. Due to these brokerage costs, if any, frequent trading may detract significantly from investment returns. In addition, you may also incur the cost of the spread (the difference between the bid price and the ask price). The commission is frequently a fixed amount and may be a significant cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of a Fund based on its trading volume and market liquidity, and is generally less if the Fund has more trading volume and market liquidity and more if the Fund has less trading volume and market liquidity.

Shares of a Fund may be acquired through the Distributor or redeemed directly with the Fund only in Creation Units or multiples thereof, as discussed in the "Creations and Redemptions" section of the SAI. Once created, shares of a Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Trust's Board of Trustees has not adopted a policy of monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of potential arbitrage opportunities presented by a lag between a change in the value of a Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"). The Trust believes this is appropriate because an ETF, such as each Fund, is intended to be attractive to arbitrageurs, as trading activity is critical to ensuring that the market price of Fund shares remains at or close to NAV. Since each Fund issues and redeems Creation Units at NAV plus applicable transaction fees, and each Fund's shares may be purchased and sold on NYSE Arca at prevailing market prices, the risks of frequent trading are limited.

Each Fund's primary listing exchange is NYSE Arca. NYSE Arca is open for trading Monday through Friday and is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

A "Business Day" with respect to the Funds is each day NYSE Arca is open. Orders from Authorized Participants to create or redeem Creation Units will only be accepted on a Business Day. On days when NYSE Arca closes earlier than normal, a Fund may require orders to create or redeem Creation Units to be placed earlier in the day. See the SAI.

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies and companies relying on Sections 3(c)(1) or 3(c)(7) of the 1940 Act in the securities of other investment companies. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to PIMCO and the Trust, including that such investment companies enter into an agreement with the Trust.

The Trust typically does not offer or sell its shares to non-U.S. resident Authorized Participants. For purposes of this policy, a U.S. resident is defined as an account with (i) a U.S. address of record and (ii) all account owners residing in the U.S. at the time of sale.

Book Entry

Shares of a Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Funds and is recognized as the owner of all shares for all purposes.

Investors owning shares of a Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Funds. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other exchange-traded securities that you hold in book-entry or "street name" form.

Share Prices

The trading prices of a Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday indicative value ("IIV") of a Fund is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are primarily listed or by market data vendors or other information providers. The IIV is based on the current market value of the securities and/or cash included in a Fund's IIV basket. The IIV does not necessarily reflect the precise composition of the current portfolio of securities and instruments held by a Fund at a particular point in time or the best possible valuation of the current portfolio. Unlike a Fund's NAV, the IIV may not reflect estimated accrued interest, dividends and other income, or Fund expenses. Therefore, the IIV should not be viewed as a "real-time" update of the NAV, which is computed only once a day. The IIV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities and instruments included in a Fund's IIV basket. The Fund is not involved in, or responsible for, the calculation or dissemination of the IIV and makes no representation or warranty as to its accuracy. An inaccuracy in the IIV could result from various factors, including the difficulty of pricing portfolio instruments on an intraday basis.

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Premiums and Discounts

There may be differences between the daily market prices on secondary markets for shares of a Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. See "How Net Asset Value Is Determined" below. The price used to calculate market returns ("Market Price") of a Fund generally is determined using the midpoint between the highest bid and the lowest offer on the national securities exchange on which shares of the Fund are primarily listed for trading, as of the time that the Fund's NAV is calculated. A Fund's Market Price may be at, above or below its NAV. The NAV of a Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of a Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and the Market Price of a Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV. A discount or premium could be significant.  Information regarding the frequency of daily premiums or discounts, generally at the time the NAV is calculated, during a Fund's four previous calendar quarters (or for the life of the Fund, if shorter) can be found at www.pimcoetfs.com.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Funds' prospectus and each annual and semi-annual report, when available, will be mailed to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact the financial intermediary through which you hold your shares.

How Net Asset Value Is Determined

The NAV of a Fund's shares is determined by dividing the total value of a Fund's portfolio investments and other assets attributable to that Fund, less any liabilities, by the total number of shares outstanding of that Fund.

On each day that the NYSE is open, Fund shares are ordinarily valued as of the close of regular trading ("NYSE Close"). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds' approved pricing services, quotation reporting systems and other third-party sources (together, "Pricing Services"). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange-traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of a Fund's assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund's NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security's value has materially changed after the close of the security's primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. For these purposes, any movement in the applicable reference index or instrument ("zero trigger") between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund's portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating

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rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments, and in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services' prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Fund's securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. The Funds intend to declare and distribute income dividends monthly to shareholders of record. In addition, each Fund distributes any net capital gains earned from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Funds.

No dividend reinvestment service is provided by the Trust. Financial intermediaries may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of Fund shares for reinvestment of their dividend distributions. Beneficial owners should contact their financial intermediary to determine the availability and costs of the service and the details of participation therein. Financial intermediaries may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and net capital gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Tax Consequences

The following information is meant as a general summary for U.S. taxpayers. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in any Fund.

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Taxes on Fund Distributions. If you are subject to U.S. federal income tax, you will be subject to tax on Fund taxable distributions, other than exempt-interest dividends paid by the PIMCO Short Term Municipal Bond Active Exchange-Traded Fund and PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund, as discussed below. For federal income tax purposes, Fund taxable distributions will be taxable to you as either ordinary income or capital gains.

Fund taxable dividends (i.e., distributions of investment income) are generally taxable to you as ordinary income. Federal taxes on Fund distributions of gains are determined by how long a Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of gains from investments that the Fund owned for more than one year will generally be taxable to you as long-term capital gains. Distributions of gains from investments that the Fund owned for one year or less, including income from securities lending, will generally be taxable to you as ordinary income.

The tax treatment of income, gains and losses attributable to foreign currencies (and derivatives on such currencies), and various other special tax rules applicable to certain financial transactions and instruments could affect the amount, timing and character of a Fund's distributions. In some cases, these tax rules could also result in a retroactive change in the tax character of prior distributions and may also possibly cause all, or a portion,

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of prior distributions to be reclassified as returns of capital for tax purposes. See "Returns of Capital" below.

Fund distributions are taxable to you even if they are paid from income or gains earned by the Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of a Fund distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.

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Taxes When You Sell Your Shares. Any gain resulting from the sale of Fund shares will generally be subject to federal income tax. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

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Returns of Capital. If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

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Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds certain threshold amounts.

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Important Tax Reporting Considerations. The Internal Revenue Code of 1986 requires reporting of adjusted cost basis information for covered securities, which generally include shares of a regulated investment company acquired after January 1, 2012, to the IRS. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

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Backup Withholding. Shareholders may be subject to U.S. federal income tax withholding with respect to distributions payable to shareholders if they fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or if they have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against U.S. federal income tax liability.

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Foreign Withholding Taxes. A Fund may be subject to foreign withholding or other foreign taxes, which in some cases can be significant on any income or gain from investments in foreign securities. In that case, the Fund's total return on those securities would be decreased. Although in some cases the Fund may be able to apply for a refund of a portion of such taxes, the ability to successfully obtain such a refund may be uncertain.Each Fund may generally deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, a Fund that invests more than 50% of its assets in the stock or securities of foreign corporations or foreign governments at the end of its taxable year may make an election to treat a proportionate amount of eligible foreign taxes as constituting a taxable distribution to each shareholder, which would, subject to certain limitations, generally allow the shareholder to either (i) credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) to take that amount as an itemized deduction.

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A Note on the Tax-Exempt Municipal Funds. Dividends paid to shareholders of the PIMCO Short Term Municipal Bond Active Exchange- Traded Fund and PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund (collectively, the "Tax-Exempt Municipal Funds") and derived from Municipal Bond interest are expected to be designated by the Tax-Exempt Municipal Funds as "exempt-interest dividends" and shareholders may generally exclude such dividends from gross income for federal income tax purposes. However, there can be no assurance that the Tax-Exempt Municipal Funds will satisfy the requirements to pay dividends eligible to be designated as "exempt-interest dividends" with respect to a particular taxable year. The federal tax exemption for "exempt-interest dividends" from Municipal Bonds does not necessarily result in the exemption of such dividends from state and local taxes. Each Tax-Exempt Municipal Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Dividends derived from taxable interest or capital gains will be subject to federal income tax. The Tax-Exempt Municipal Funds seek to produce income that is generally exempt from federal income tax and will not benefit investors in tax-sheltered retirement plans or individuals not subject to federal income tax.

Any loss realized upon the sale or exchange of Tax-Exempt Municipal Fund shares with a tax holding period of six months or less will be disallowed to the extent of any distributions treated as exempt interest dividends with respect to such shares.

Foreign shareholders may be subject to U.S. tax withholding of 30% (or lower applicable treaty rate) on distributions from the Funds. Additionally, the Funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends as well as (effective January 1, 2019) redemption proceeds and certain capital gain dividends distributed to certain non-U.S. entities that fail to comply (or are deemed noncompliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the Funds to determine whether withholding is required.

This "Tax Consequences" section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see

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"Taxation" in the SAI for additional information regarding the tax aspects of investing in the Funds.

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Funds described under "Fund Summaries" and "Description of Principal Risks" above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Funds from time to time. Most of these securities and investment techniques described herein are discretionary, which means that PIMCO can decide whether to use them or not. This prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any fund, investors in the Funds rely on the professional investment judgment and skill of PIMCO and the individual portfolio managers. Please see "Investment Objectives and Policies" in the SAI for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

Investors should be aware that the investments made by a Fund and the results achieved by a Fund at any given time are not expected to be the same as those made by other funds for which PIMCO acts as investment adviser, including funds with names, investment objectives and policies similar to a Fund. This may be attributable to a wide variety of factors, including, but not limited to, the use of a different portfolio management team or strategy, when a particular fund commenced operations or the size of a particular fund, in each case as compared to other similar funds. Significant purchases and redemptions of its Creation Units may adversely impact a Fund's portfolio management. For example, a Fund may be forced to sell a comparatively large portion of its portfolio to meet significant Creation Unit redemptions for cash, or hold a comparatively large portion of its portfolio in cash due to significant Creation Unit purchases for cash, in each case when the Fund otherwise would not seek to do so. Such transactions may cause Funds to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also accelerate the realization of taxable income if sales of securities resulted in gains, or otherwise cause a Fund to perform differently than intended. Similarly, significant purchases of its Creation Units for cash may adversely affect a Fund's performance to the extent the Fund is delayed in investing new cash and, as a result, holds a proportionally larger cash position than under ordinary circumstances. While such risks may apply to Funds of any size, such risks are heightened in Funds with fewer assets under management. In addition, new Funds may not be able to fully implement their investment strategy immediately upon commencing investment operations, which could reduce investment performance.

Certain PIMCO-advised funds (the "PIMCO Funds of Funds") invest substantially all or a significant portion of their assets in other PIMCO-advised funds, including the Funds ("Underlying PIMCO Funds"). In some cases, the PIMCO Funds of Funds and certain funds managed by investment advisers affiliated with PIMCO ("Affiliated Funds of Funds") may be the predominant or sole shareholders of a particular Underlying PIMCO Fund. Investment decisions made with respect to the PIMCO Funds of Funds and Affiliated Funds of Funds could, under certain circumstances, negatively impact the Underlying PIMCO Funds with respect to the expenses and investment performance of the Underlying PIMCO Funds. For instance, large purchases or redemptions of exchange-traded shares of an Underlying PIMCO Fund by the PIMCO Funds of Funds and Affiliated Funds of Funds, whether as part of a reallocation or rebalancing strategy or otherwise, may indirectly result in the Underlying PIMCO Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could increase an Underlying PIMCO Fund's transaction costs and accelerate the realization of taxable income if sales of securities resulted in gains and the Fund redeems Creation Units for cash. Additionally, as the PIMCO Funds of Funds and Affiliated Funds of Funds may invest substantially all or a significant portion of their assets in Underlying PIMCO Funds, the Underlying PIMCO Funds may not acquire securities of other registered open-end investment companies in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act, thus limiting the Underlying PIMCO Funds' investment flexibility.

Investment Selection

The PIMCO Enhanced Low Duration Active Exchange-Traded Fund and PIMCO Low Duration Investment Grade Corporate Bond Active Exchange-Traded Fund seek total return. The total return sought by these Funds consists of both income earned on the Fund's investments and capital appreciation, if any, arising from increases in the market value of the Fund's holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates, foreign currency appreciation, or improving credit fundamentals for a particular market sector or security. The other Funds seek to provide income earned on the Fund's investments.

In selecting securities for a Fund, PIMCO develops an outlook for interest rates, currency exchange rates and the economy, analyzes credit and call risks, and uses other security selection techniques. The proportion of a Fund's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

With respect to fixed income investing, PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping Fixed Income Instruments into sectors such as money markets, governments, corporates, mortgages, asset-backed and international. In seeking to identify undervalued currencies, PIMCO may consider many factors, including but not limited to longer-term analysis of relative interest rates, inflation rates, real exchange rates, purchasing power parity, trade account balances and current account balances, as well as other factors that influence exchange rates such as flows, market technical trends and government policies. Sophisticated proprietary software then assists in evaluating sectors and pricing specific investments. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations, credit spreads and other factors. There is no guarantee that PIMCO's investment selection techniques will produce the desired results.

Fixed Income Instruments

"Fixed Income Instruments," as used generally in this prospectus, includes:

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securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");

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corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

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mortgage-backed and other asset-backed securities;

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inflation-indexed bonds issued both by governments and corporations;

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structured notes, including hybrid or "indexed" securities and event-linked bonds;

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bank capital and trust preferred securities;

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loan participations and assignments;

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delayed funding loans and revolving credit facilities;

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bank certificates of deposit, fixed time deposits and bankers' acceptances;

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repurchase agreements on Fixed Income Instruments and reverse repurchase agreements on Fixed Income Instruments;

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debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

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obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and

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obligations of international agencies or supranational entities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

Each Fund (except the PIMCO Enhanced Short Maturity Active Exchange-Traded Fund, PIMCO Government Limited Maturity Active Exchange-Traded Fund and PIMCO Prime Limited Maturity Active Exchange-Traded Fund) may invest in derivatives based on Fixed Income Instruments.

Duration

Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates that incorporates a security's yield, coupon, final maturity and call features, among other characteristics. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of eight years would be expected to fall approximately 8% if interest rates rose by one percentage point. Similarly, the price of a bond fund with an average duration of fifteen years would be expected to fall approximately 15% if interest rates rose by one percentage point. Conversely, the price of a bond fund with an average duration of negative three years would be expected to rise approximately 3% if interest rates rose by one percentage point. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates, as well as the time until an interest rate is reset (in the case of variable-rate securities). PIMCO uses an internal model for calculating duration, which may result in a different value for the duration of an index compared to the duration calculated by the index provider or another third party.

U.S. Government Securities

U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. The U.S. Government does not guarantee the NAV of a Fund's shares. U.S. Government Securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Some U.S. Government Securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. Government Securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities may have less credit risk than U.S. Government Securities not supported by the full faith and credit of the United States. Such other types of U.S. Government Securities are: (1) supported by the ability of the issuer to borrow from the U.S. Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; or (3) supported by the United States in some other way. These securities may be subject to greater credit risk. U.S. Government Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Municipal Bonds

Municipal Bonds are generally issued by states, territories, possessions and local governments and their agencies, authorities and other instrumentalities. Municipal Bonds are subject to interest rate, credit and market risk, uncertainties related to the tax status of a Municipal Bond or the rights of investors invested in these securities. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. In addition, imbalances in supply and demand in the municipal market may result in a deterioration of liquidity and a lack of price transparency in the market. At certain times, this may affect pricing, execution and transaction costs associated with a particular trade. The value of certain municipal securities, in particular general obligation debt, may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, changes in accounting standards and by the phasing out of federal programs providing financial support. Lower rated Municipal Bonds are subject to greater credit and market risk than higher quality Municipal Bonds. The types of Municipal Bonds in which

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the Funds may invest include municipal lease obligations, municipal general obligation bonds, municipal essential service revenue bonds, municipal cash equivalents, and pre-refunded and escrowed to maturity Municipal Bonds. The Funds may also invest in industrial development bonds, which are Municipal Bonds issued by a government agency on behalf of a private sector company and, in most cases, are not backed by the credit of the issuing municipality and may therefore involve more risk. The Funds may also invest in securities issued by entities whose underlying assets are Municipal Bonds.

Pre-refunded Municipal Bonds are tax-exempt bonds that have been refunded to a call date on or before the final maturity of principal and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded Municipal Bonds held by a Fund is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities ("Agency Securities")). As the payment of principal and interest is generated from securities held in a designated escrow account, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded Municipal Bond do not guarantee the price movement of the bond before maturity. Investment in pre-refunded Municipal Bonds held by a Fund may subject the Fund to interest rate risk, market risk and credit risk. In addition, while a secondary market exists for pre-refunded Municipal Bonds, if a Fund sells pre-refunded Municipal Bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale.

Certain Funds may invest in trust certificates issued in tender option bond programs. In these programs, a trust typically issues two classes of certificates and uses the proceeds to purchase municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax-exempt rates. There is a risk that a Fund investing in a tender option bond program will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of, among other things, a credit rating downgrade, a payment default or a disqualification from tax-exempt status. A Fund's investment in the securities issued by a tender option bond trust may involve greater risk and volatility than an investment in a fixed rate bond, and the value of such securities may decrease significantly when market interest rates increase. Tender option bond trusts could be terminated due to market, credit or other events beyond a Fund's control, which could require the Fund to dispose of portfolio investments at inopportune times and prices. A Fund may use a tender option bond program as a way of achieving leverage in its portfolio, in which case the Fund will be subject to leverage risk.

In December 2013, regulators finalized rules implementing Section 619 (the "Volcker Rule") and Section 941 (the "Risk Retention Rules") of the Dodd-Frank Wall Street Reform and Consumer Protection Act. Both the Volcker Rule and the Risk Retention Rules apply to tender option bond programs and require that such programs be restructured. In particular, these rules preclude banking entities from: (i) sponsoring or acquiring interests in the trusts used to hold a Municipal Bond in the creation of tender option bond trusts; and (ii) continuing to service or maintain relationships with existing programs involving such trusts to the same extent and in the same capacity as existing programs. At this time, the full impact of these rules is not certain; however, in response to these rules, industry participants are continuing to explore various structuring alternatives for tender option bond programs. Because of the important role that tender option bond programs play in the Municipal Bond market, it is possible that implementation of these rules and any resulting impact may adversely impact the Municipal Bond market. For example, as a result of the implementation of these rules, the Municipal Bond market may experience reduced demand or liquidity and increased financing costs.

High Yield Securities

The PIMCO Active Bond Exchange-Traded Fund, PIMCO Enhanced Low Duration Active Exchange-Traded Fund and PIMCO Low Duration Investment Grade Corporate Bond Active Exchange-Traded Fund may invest in high yield securities. Securities rated lower than Baa by Moody's, or equivalently rated by S&P or Fitch, are sometimes referred to as "high yield securities" or "junk bonds." Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Issuers of securities in default may fail to resume principal or interest payments, in which case a Fund may lose its entire investment. Certain Funds may invest in securities that are in default with respect to the payment of interest or repayment of principal, or present an imminent risk of default with respect to such payments.

Mortgage-Related and Other Asset-Backed Securities

Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. A to-be-announced ("TBA") transaction is a method of trading mortgage-backed securities. In a TBA transaction, the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price. The actual pools delivered generally are determined two days prior to the settlement date.

The value of some mortgage-or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income

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securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. See "Extension Risk" and "Prepayment Risk" below. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

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Extension Risk. Mortgage-related and other asset-backed securities are subject to Extension Risk, which is the risk that the issuer of such a security pays back the principal of such an obligation later than expected. This may occur when interest rates rise. This may negatively affect Fund returns, as the value of the security decreases when principal payments are made later than expected. In addition, because principal payments are made later than expected, a Fund may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates.

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Prepayment Risk. Mortgage-related and other asset-backed securities are subject to Prepayment Risk, which is the risk that the issuer of such a security pays back the principal of such an obligation earlier than expected (due to the sale of the underlying property, refinancing, or foreclosure). This may occur when interest rates decline. Prepayment may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. The PIMCO Active Bond Exchange-Traded Fund, PIMCO Enhanced Low Duration Active Exchange-Traded Fund and PIMCO Enhanced Short Maturity Active Exchange-Traded Fund may invest up to 5% of their respective total assets in any combination of mortgage-related or other asset-backed IO, PO or inverse floater securities.

Certain Funds may invest in each of collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), other collateralized debt obligations ("CDOs") and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high-risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. Certain Funds may invest in other asset-backed securities that have been offered to investors.

Reinvestment

Each Fund may be subject to the risk that the returns of the Fund will decline during periods of falling interest rates because the Fund may have to reinvest the proceeds from matured, traded or called debt obligations at interest rates below the Fund's current earnings rate. For instance, when interest rates decline, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, thereby forcing the Fund to invest in lower-yielding securities. A Fund also may choose to sell higher-yielding portfolio securities and to purchase lower-yielding securities to achieve greater portfolio diversification, because the Fund's portfolio manager believes the current holdings are overvalued or for other investment-related reasons. A decline in the returns received by a Fund from its investments is likely to have an adverse effect on the Fund's NAV, yield and total return.

Focused Investment

To the extent that a Fund focuses its investments in a particular sector, the Fund may be susceptible to loss due to adverse developments affecting that sector. These developments include, but are not limited to, governmental regulation; inflation; rising interest rates; cost increases in raw materials, fuel and other operating expenses; technological innovations that may render existing products and equipment obsolete; competition from new entrants; high research and development costs; increased costs associated with compliance with environmental or other governmental regulations; and other economic, business or political developments specific to that sector. Furthermore, a Fund may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to the types of developments described above, which will subject the Fund to greater risk. A Fund also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular issuer, market, asset class, country or geographic region.

Corporate Debt Securities

Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities. In addition, certain corporate debt securities may be highly customized and as a result may be subject to, among others, liquidity and pricing transparency risks.

Bank Capital Securities and Trust Preferred Securities

There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred securities, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date.

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Trust preferred securities have the characteristics of both subordinated debt and preferred securities. The primary advantage of the structure of trust preferred securities is that they are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements. Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. The market value of trust preferred securities may be more volatile than those of conventional debt securities. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a Fund, to sell their holdings.

Loan Participations and Assignments

The PIMCO Active Bond Exchange-Traded Fund, PIMCO Enhanced Low Duration Active Exchange-Traded Fund, PIMCO Enhanced Short Maturity Active Exchange-Traded Fund and PIMCO Low Duration Investment Grade Corporate Bond Active Exchange-Traded Fund may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Variable and Floating Rate Securities

Variable and floating rate securities are securities that pay interest at rates that adjust whenever a specified interest rate changes and/or that reset on predetermined dates (such as the last day of a month or a calendar quarter). The PIMCO Active Bond Exchange-Traded Fund, PIMCO Enhanced Low Duration Active Exchange-Traded Fund, PIMCO Enhanced Short Maturity Active Exchange-Traded Fund, PIMCO Low Duration Investment Grade Corporate Bond Active Exchange-Traded Fund and PIMCO Prime Limited Maturity Active Exchange-Traded Fund may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. The PIMCO Active Bond Exchange-Traded Fund, PIMCO Enhanced Low Duration Active Exchange-Traded Fund, PIMCO Enhanced Short Maturity Active Exchange-Traded Fund and PIMCO Low Duration Investment Grade Corporate Bond Active Exchange-Traded Fund may also invest in inverse floating rate debt instruments ("inverse floaters"). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The PIMCO Active Bond Exchange-Traded Fund, PIMCO Enhanced Low Duration Active Exchange-Traded Fund, PIMCO Enhanced Short Maturity Active Exchange-Traded Fund and PIMCO Low Duration Investment Grade Corporate Bond Active Exchange-Traded Fund may invest up to 5% of their respective total assets in any combination of mortgage-related or other asset-backed IO, PO or inverse floater securities. Additionally, a Fund may also invest, without limitation, in residual interest bonds. Residual interest bonds are a type of inverse floater.

Inflation-Indexed Bonds

Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. TIPS may also be divided into individual zero-coupon instruments for each coupon or principal payment (known as "iSTRIPS"). An iSTRIP of the principal component of a TIPS issue will retain the embedded deflation floor that will allow the holder of the security to receive the greater of the original principal or inflation-adjusted principal value at maturity. iSTRIPS may be less liquid than conventional TIPS because they are a small component of the TIPS market.

Municipal inflation-indexed securities are municipal bonds that pay coupons based on a fixed rate plus the Consumer Price Index for All Urban Consumers ("CPI-U"). With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation. At the same time, the value of municipal inflation-indexed securities and such corporate inflation-indexed securities generally will not increase if the rate of inflation decreases. Because municipal inflation-indexed securities and corporate inflation-indexed securities are a small component of the municipal bond and corporate bond markets, respectively, they may be less liquid than conventional municipal and corporate bonds.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Exposure

The PIMCO Active Bond Exchange-Traded Fund, PIMCO Enhanced Low Duration Active Exchange-Traded Fund and PIMCO Low Duration Investment Grade Corporate Bond Active Exchange-Traded Fund may obtain event-linked exposure by investing in "event-linked bonds" or "event-linked swaps" or by implementing "event-linked strategies." Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events

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include hurricanes, earthquakes, weather-related phenomena, or statistics related to such events. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, a Fund may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose a Fund to certain unanticipated risks including counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Convertible and Equity Securities

Common stock represents equity ownership in a company and typically provides the common stockholder the power to vote on certain corporate actions, including the election of the company's directors. Common stockholders participate in company profits through dividends and, in the event of bankruptcy, distributions, on a pro-rata basis after other claims are satisfied. Many factors affect the value of common stock, including earnings, earnings forecasts, corporate events and factors impacting the issuer's industry and the market generally. Common stock generally has the greatest appreciation and depreciation potential of all corporate securities.

The PIMCO Active Bond Exchange-Traded Fund and PIMCO Enhanced Low Duration Active Exchange-Traded Fund may invest in convertible securities and equity securities, as well as securities related to equities. Equity-related securities include securities having an equity component (e.g., hybrids, bank capital) and equity derivatives. These Funds may not purchase common stock, but this limitation does not prevent the Funds from holding common stock obtained through the conversion of convertible securities or common stock that is received as part of a corporate reorganization or debt restructuring (for example, as may occur during bankruptcies or distressed situations).

The PIMCO Foreign Bond Active Exchange-Traded Fund (U.S. Dollar-Hedged) and PIMCO Low Duration Investment-Grade Corporate Bond Active Exchange-Traded Fund each may invest up to 10% of its total assets in preferred stock, convertible securities and other equity securities. The PIMCO Enhanced Low Duration Active Exchange-Traded Fund may invest a de minimis amount of its total assets (i.e., less than 5% of its total assets) in preferred stock, convertible securities and other equity-related securities.

Convertible securities are generally preferred securities and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. A Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund's ability to achieve its investment objective.

"Synthetic" convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security ("income-producing component") and the right to acquire an equity security ("convertible component"). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred securities and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. A Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times.

Preferred and other senior securities generally entitle the holder to receive, in preference to the holders of other securities such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred and other senior securities may pay fixed or adjustable rates of return. Preferred and other senior securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company's preferred and other senior securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred and other senior securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects. In addition, preferred and other senior securities often have special redemption rights allowing issuers to redeem such securities at par earlier than scheduled. If these rights are exercised, a Fund may have to reinvest proceeds in less attractive securities.

Among other risks described in this Prospectus, the following issues are particularly associated with investments in preferred and other senior securities.

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Deferral and Omission of Distributions. Preferred and other senior securities may include features permitting or requiring the issuer to defer or omit distributions. Among other things, such deferral or omission may result in adverse tax consequences for a Fund.

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Limited Voting Rights. Preferred and other senior securities generally do not have voting rights with respect to the issuer unless dividends have been in arrears for certain specified periods of time.

In the future, preferred or other senior securities may be offered with features different from those described above, and as such, may entail different risks. Over longer periods of time, certain types of preferred or other senior securities may become more scarce or less liquid as a result of legislative changes. Such events may result in losses to a Fund as the prices of securities it holds may be negatively affected. Revisions to bank capital requirements by international regulatory bodies, to the extent they are adopted in the United States, may also negatively impact the market for certain preferred or senior securities.

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While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, subject to its applicable investment restrictions, a Fund may consider convertible securities or equity securities to gain exposure to such investments.

At times, in connection with the restructuring of a preferred security or Fixed Income Instrument either outside of bankruptcy court or in the context of bankruptcy court proceedings, a Fund may determine or be required to accept equity securities, such as common stocks, in exchange for all or a portion of a preferred security or Fixed Income Instrument. Depending upon, among other things, PIMCO's evaluation of the potential value of such securities in relation to the price that could be obtained by a Fund at any given time upon sale thereof, a Fund may determine to hold such securities in its portfolio.

Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Foreign (Non-U.S.) Securities

The PIMCO Active Bond Exchange-Traded Fund, PIMCO Enhanced Low Duration Active Exchange-Traded Fund and PIMCO Low Duration Investment Grade Corporate Bond Active Exchange-Traded Fund may invest in securities and instruments that are economically tied to foreign (non-U.S.) countries. The PIMCO Enhanced Short Maturity Active Exchange-Traded Fund may invest in U.S. dollar-denominated securities and instruments that are economically tied to foreign (non-U.S.) countries. PIMCO generally considers an instrument to be economically tied to a non-U.S. country if the issuer is a foreign (non-U.S.) government (or any political subdivision, agency, authority or instrumentality of such government), or if the issuer is organized under the laws of a non-U.S. country. In the case of certain money market instruments, such instruments will be considered economically tied to a non-U.S. country if either the issuer or the guarantor of such money market instrument is organized under the laws of a non-U.S. country.

With respect to derivative instruments, which each Fund (except the PIMCO Enhanced Short Maturity Active Exchange- Traded Fund, PIMCO Government Limited Maturity Active Exchange-Traded Fund and PIMCO Prime Limited Maturity Active Exchange-Traded Fund) may utilize, PIMCO generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets of the derivative instrument, or a substantial portion of the components of the index to which the derivative instrument is exposed, are: (i) foreign currencies (or baskets or indexes of such currencies); (ii) instruments or securities that are issued by foreign governments; or (iii) instruments or securities that are issued by issuers organized under the laws of a non-U.S. country (or if the underlying assets are certain money market instruments, if either the issuer or the guarantor of such money market instruments is organized under the laws of a non-U.S. country). Further, where a derivative instrument is exposed to an index, PIMCO generally considers the derivative to be economically tied to each country represented by the components of the underlying index pursuant to the criteria set forth in the preceding sentence.

Investing in foreign (non-U.S.) securities involves special risks and considerations not typically associated with investing in U.S. securities. Investors should consider carefully the substantial risks involved for Funds that invest in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign (non-U.S.) securities markets may change independently of each other. Also, foreign (non-U.S.) securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign (non-U.S.) securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign (non-U.S.) securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

Certain Funds also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

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Emerging Market Securities. The PIMCO Low Duration Investment Grade Corporate Bond Active Exchange-Traded Fund may invest up to 20% of its total assets in securities and instruments that are economically tied to emerging market countries. The PIMCO Active Bond Exchange-Traded Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The PIMCO Enhanced Low Duration Active Exchange-Traded Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The PIMCO Enhanced Short Maturity Active Exchange-Traded Fund may invest up to 5% of its total assets in U.S. dollar-denominated securities and instruments that are economically tied to developing (or "emerging market") countries. PIMCO generally considers an instrument to be economically tied to an emerging market country if: the issuer is organized under the laws of an emerging market country; the currency of settlement of the security is a currency of an emerging market country; the security is guaranteed

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by the government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government); for an asset-backed or other collateralized security, the country in which the collateral backing the security is located is an emerging market country; or the security's "country of exposure" is an emerging market country, as determined by the criteria set forth below. With respect to derivative instruments for each Fund (except the PIMCO Enhanced Short Maturity Active Exchange-Traded Fund, PIMCO Government Limited Maturity Active Exchange-Traded Fund and PIMCO Prime Limited Maturity Active Exchange-Traded Fund), PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries or if an instrument's "country of exposure" is an emerging market country. A security's "country of exposure" is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the "country of exposure." The factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located; (ii) the "country of risk" of the issuer; (iii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee; (iv) the "country of risk" of the issuer's ultimate parent; or (v) the country where the issuer is organized or incorporated under the laws thereof. "Country of risk" is a separate four-part test determined by the following factors, listed in order of importance: (i) management location; (ii) country of primary listing; (iii) sales or revenue attributable to the country; and (iv) reporting currency of the issuer. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In making investments in emerging market securities, a Fund emphasizes those countries with relatively low gross national product per capita and with the potential for rapid economic growth. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors it believes to be relevant.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign (Non-U.S.) Currencies

The PIMCO Active Bond Exchange-Traded Fund, PIMCO Enhanced  Low Duration Active Exchange-Traded Fund and PIMCO Low Duration Investment Grade Corporate Bond Active Exchange-Traded Fund invest directly in foreign (non-U.S.) currencies or in securities that trade in, or receive revenues in, foreign (non-U.S.) currencies and will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Currencies in which a Fund's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund.

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Foreign Currency Transactions. The PIMCO Active Bond Exchange-Traded Fund, PIMCO Enhanced Low Duration Active Exchange-Traded Fund and PIMCO Low Duration Investment Grade Corporate Bond Active Exchange-Traded Fund may invest in securities denominated in foreign (non-U.S.) currencies, engage in foreign currency transactions on a spot (cash) basis and enter into forward foreign currency exchange contracts. Each Fund may also invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery

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of the relevant currency. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Foreign currency transactions, like currency exchange rates, can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may prevent or restrict a Fund's ability to enter into foreign currency transactions, force the Fund to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for the Fund, any of which may result in a loss to the Fund. A contract to sell a foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. A Fund will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with the procedures established by the Board of Trustees (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under forward foreign currency exchange contracts.

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Redenomination. Continuing uncertainty as to the status of the euro and the European Monetary Union (the "EMU") has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets and on the values of a Fund's portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, a Fund's investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to currency risk, liquidity risk and risk of improper valuation to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. A Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

There can be no assurance that if a Fund earns income or capital gains in a non-U.S. country or PIMCO otherwise seeks to withdraw the Fund's investments from a given country, capital controls imposed by such country will not prevent, or cause significant expense in, doing so.

Repurchase Agreements

Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Fund's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days and which may not be terminated within seven days at approximately the amount at which a Fund has valued the agreements are considered illiquid securities.

Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings

Each Fund may enter into reverse repurchase agreements and dollar rolls, subject to the Fund's limitations on borrowings. A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. A dollar roll is similar except that the counterparty is not obligated to return the same securities as those originally sold by the Fund but only securities that are "substantially identical." Reverse repurchase agreements and dollar rolls may be considered borrowing for some purposes. A Fund will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements and dollar rolls. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Fund.

Each Fund may borrow money to the extent permitted under the 1940 Act. This means that, in general, a Fund may borrow money from banks for any purpose in an amount up to 1/3 of the Fund's total assets, less all liabilities and indebtedness not represented by senior securities. A Fund may also borrow money for temporary administrative purposes in an amount not to exceed 5% of the Fund's total assets. In addition, a Fund may borrow from certain other PIMCO funds in inter-fund lending transactions to the extent permitted by an exemptive order from the SEC.

Derivatives

Each Fund (except the PIMCO Enhanced Short Maturity Active Exchange-Traded Fund, PIMCO Government Limited Maturity Active Exchange-Traded Fund and PIMCO Prime Limited Maturity Active Exchange-Traded Fund) may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, spreads between different interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on ETFs). Each Fund may invest some or all of its assets in derivative instruments, subject to the Fund's objective and policies. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a

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Fund will succeed. A description of these and other derivative instruments that the Funds may use are described under "Investment Objectives and Policies" in the SAI.

A Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund's exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund's investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the SAI. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

CPI Swap. A CPI swap is a fixed maturity, OTC derivative transaction in which the investor receives the "realized" rate of inflation as measured by the CPI-U over the life of the swap. The investor in turn pays a fixed annualized rate over the life of the swap. This fixed rate is often referred to as the "breakeven inflation" rate and is generally representative of the difference between treasury yields and TIPS yields of similar maturities at the initiation of the swap. CPI swaps are typically in "bullet" format, where all cash flows are exchanged at maturity. In addition to counterparty risk, CPI swaps are also subject to inflation risk, where the swap can potentially lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (fixed breakeven rate) that the investor agrees to pay at the initiation of the swap.

Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk. The use of certain derivative instruments involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms. Additionally, a short position in a credit default swap could result in losses if the Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index could result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a portfolio manager may wish to retain a Fund's position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund's ability to use derivatives may also be limited by certain regulatory and tax considerations.

Correlation Risk. In certain cases, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. For example, a swap agreement on an ETF would not correlate perfectly with the index upon which the ETF is based because the fund's return is net of fees and expenses. In this regard, many of the Funds offered in this prospectus seek to achieve their investment objectives, in part, by investing in derivatives positions that are designed to closely track the performance (or inverse performance) of an index on a daily basis. However, the overall investment strategies of these Funds are not designed or expected to produce returns which replicate the performance (or inverse performance) of the particular index, and the degree of variation could be substantial, particularly over longer periods. There are a number of factors which may prevent a Fund, or derivatives or other strategies used by a Fund, from achieving a desired correlation (or inverse correlation) with an index. These may include, but are not limited to: (i) the impact of fund fees, expenses and transaction costs, including borrowing and brokerage costs/ bid-ask spreads, which are not reflected in index returns; (ii) differences in the timing of daily calculations of the value of an index and the timing of the valuation of derivatives, securities and other assets held by a Fund and the determination of the NAV of Fund shares; (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which a Fund invests; (iv) a Fund having exposure to or holding less than all of the securities in the underlying index and/or having exposure to or holding securities not included in the underlying index; (v) large or unexpected movements of assets into and out of a Fund (due to share purchases or redemptions, for example), potentially resulting in the Fund being over- or under-exposed to the index; (vi) the impact of accounting standards or changes thereto; (vii) changes to the applicable index that are not disseminated in advance; (viii) a possible need to

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conform a Fund's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; and (ix) fluctuations in currency exchange rates.

Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund's interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions. The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of the Fund's derivative transactions, or impede the employment of the Fund's derivatives strategies, or adversely affect the Fund's performance.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. In addition, a Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

Delayed Funding Loans and Revolving Credit Facilities

The PIMCO Active Bond Exchange-Traded Fund, PIMCO Enhanced Low Duration Active Exchange-Traded Fund, PIMCO Enhanced Short Maturity Active Exchange-Traded Fund and PIMCO Low Duration Investment Grade Corporate Bond Active Exchange-Traded Fund may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the PIMCO Active Bond Exchange-Traded Fund, PIMCO Enhanced Low Duration Active Exchange-Traded Fund, PIMCO Enhanced Short Maturity Active Exchange-Traded Fund and PIMCO Low Duration Investment Grade Corporate Bond Active Exchange-Traded Fund to increase their respective investments in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the PIMCO Active Bond Exchange-Traded Fund, PIMCO Enhanced Low Duration Active Exchange-Traded Fund, PIMCO Enhanced Short Maturity Active Exchange-Traded Fund and PIMCO Low Duration Investment Grade Corporate Bond Active Exchange-Traded Fund are committed to advance additional funds, they will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-Issued, Delayed Delivery and Forward Commitment Transactions

Each Fund may purchase or sell securities which it is eligible to purchase or sell on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that a Fund's other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund's overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated or "earmarked" to cover these positions. When a Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, a Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery or forward commitment basis without owning the security, a Fund will incur a loss if the security's price appreciates in value such that the security's price is above the agreed-upon price on the settlement date.

Investment in Other Funds

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies and companies relying on Sections 3(c)(1) or 3(c)(7) of the 1940 Act in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to PIMCO and the Trust, including that such investment companies enter into an agreement with the Trust.

Each Fund may invest in, to the extent permitted by Section 12(d)(1)(A) of the 1940 Act, other affiliated and unaffiliated funds, such as open-end or closed-end management investment companies, including other exchange traded funds, provided that the Fund's investment in units or shares of investment companies and other open-end collective investment vehicles will not exceed 10% of the Fund's total assets. A Fund may invest securities lending collateral in one or more money market funds to the extent permitted by Rule 12d1-1 under the 1940 Act, including series of PIMCO Funds, an affiliated open-end management investment company managed by PIMCO. As a shareholder of a fund, the Fund may indirectly bear investment advisory fees, supervisory and administrative fees, service fees and other fees which are in addition to the fees the Fund pays its service providers.

Subject to the restrictions and limitations of the 1940 Act, each Fund may, in the future, elect to pursue its investment objective either by investing

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directly in securities, or by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives and policies as the Fund.

Small-Cap and Mid-Cap Companies

The PIMCO Active Bond Exchange-Traded Fund and PIMCO Enhanced Low Duration Active Exchange-Traded Fund may invest in equity securities of small-capitalization and mid-capitalization companies. The Funds consider a small-cap company to be a company with a market capitalization of up to $1.5 billion and a mid-cap company to be a company with a market capitalization of between $1.5 billion and $10 billion. Investments in small-cap and mid-cap companies involve greater risk than investments in large-capitalization companies. Small- and mid-cap companies may not have an established financial history, which can present valuation challenges. The equity securities of small- and mid-cap companies may be subject to increased market fluctuations, due to less liquid markets and more limited managerial and financial resources. A Fund's investment in small- and mid-cap companies may increase the volatility of the Fund's portfolio.

Short Sales

The PIMCO Active Bond Exchange-Traded Fund, PIMCO Enhanced Low Duration Active Exchange-Traded Fund and PIMCO Low Duration Investment Grade Corporate Bond Active Exchange-Traded Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. When making a short sale (other than a "short sale against the box"), a Fund must segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner. A Fund may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder and other federal securities laws. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Illiquid Securities

Each Fund may invest up to 15% of its net assets (taken at the time of investment) in illiquid securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Fund Distribution Rates

Although certain Funds may seek to maintain stable distributions, such Funds' distribution rates may be affected by numerous factors, including but not limited to changes in realized and projected market returns, fluctuations in market interest rates, Fund performance, and other factors. There can be no assurance that a change in market conditions or other factors will not result in a change in a Fund's distribution rate or that the rate will be sustainable in the future.

For instance, during periods of low or declining interest rates, a Fund's distributable income and dividend levels may decline for many reasons. For example, the Fund may have to deploy uninvested assets (whether from purchases of Fund shares, proceeds from matured, traded or called debt obligations or other sources) in new, lower yielding instruments. Additionally, payments from certain instruments that may be held by a Fund (such as variable and floating rate securities) may be negatively impacted by declining interest rates, which may also lead to a decline in the Fund's distributable income and dividend levels.

Loans of Portfolio Securities

For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see "Investment Objectives and Policies" in the SAI for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to a party arranging the loan. Cash collateral received by a Fund in securities lending transactions may be invested in short-term liquid fixed income instruments or in money market or short-term mutual funds, or similar investment vehicles, including affiliated money market or short-term mutual funds. A Fund bears the risk of such investments.

Portfolio Turnover

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as "portfolio turnover." When a portfolio manager deems it appropriate and particularly during periods of volatile market movements, a Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective. To the extent that Creation Unit purchases from and redemptions by a Fund are effected in cash, frequent purchases and redemptions may increase the rate of portfolio turnover. Higher portfolio turnover (e.g., an annual rate greater than 100% of the average value of the Fund's portfolio) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains,

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including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund's performance. Please see a Fund's "Fund Summary—Portfolio Turnover" or the "Financial Highlights" in this prospectus for the portfolio turnover rates of the Funds that were operational during the last fiscal year. In addition, large movements of cash into or out of a Fund may negatively impact the Fund's ability to achieve its investment objective or maintain a consistent level of operating expenses.

Temporary Defensive Positions

For temporary defensive purposes, each Fund may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When a Fund engages in such strategies, it may not achieve its investment objective.

Changes in Investment Objectives and Policies

The investment objective of each Fund is non-fundamental and may be changed by the Board of Trustees without shareholder approval. Unless otherwise stated, all other investment policies of the Funds may be changed by the Board of Trustees without shareholder approval. In addition, the Trust may determine to cease operating any Fund as an "exchange-traded" fund and cause the Fund's shares to stop trading on a securities exchange.

Percentage Investment Limitations

Unless otherwise stated, all percentage limitations on Fund investments listed in this prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Each of the PIMCO Active Bond Exchange-Traded Fund, PIMCO Government Limited Maturity Active Exchange-Traded Fund and PIMCO Low Duration Investment Grade Corporate Bond Active Exchange-Traded Fund has adopted a non-fundamental investment policy, and each of the PIMCO Intermediate Municipal Bond Active Exchange-Traded and PIMCO Short Term Municipal Bond Active Exchange-Traded Funds has adopted a fundamental investment policy, to invest at least 80% of its assets in investments suggested by its name. For purposes of this policy, the term "assets" means net assets plus the amount of any borrowings for investment purposes.

Credit Ratings and Unrated Securities

Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this prospectus describes the various ratings assigned to fixed income securities, including convertible securities by Moody's, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

A Fund may purchase unrated securities (which are not rated by a rating agency) if PIMCO determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Fund invests in high yield and/or unrated securities, the Fund's success in achieving its investment objective may depend more heavily on the portfolio manager's creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Other Investments and Techniques

The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Funds to additional risks. Please see the SAI for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Funds.

Cyber Security

As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security breaches may involve unauthorized access to a Fund's digital information systems (e.g., through "hacking" or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, cyber security breaches involving a Fund's third party service providers (including but not limited to advisers, sub-advisers, administrators, transfer agents, custodians, distributors and other third parties), trading counterparties or issuers in which a Fund invests can also subject a Fund to many of the same risks associated with direct cyber security breaches. Moreover, cyber security breaches involving trading counterparties or issuers in which a Fund invests could adversely impact such counterparties or issuers and cause the Fund's investment to lose value.

Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund's ability to calculate its NAV, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

Like with operational risk in general, the Funds have established business continuity plans and risk management systems designed to reduce the risks associated with cyber security. However, there are inherent limitations in

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these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Funds do not directly control the cyber security systems of issuers in which a Fund may invest, trading counterparties or third party service providers to the Funds. There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders could be negatively impacted as a result.

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Prospectus

Financial Highlights

The financial highlights table is intended to help a shareholder understand each Fund's financial performance for the last five fiscal years or, if shorter, the period since a Fund commenced operations. Certain information reflects financial results for a single Fund share. Because the PIMCO Government Limited Maturity Active Exchange-Traded Fund, PIMCO Low Duration Investment Grade Corporate Bond Active Exchange-Traded Fund and PIMCO Prime Limited Maturity Active Exchange-Traded Fund had not commenced operations during the period shown, financial highlights are not provided for these Funds. The total returns in the table represent the rate that an investor would have earned or lost on an investment in shares of a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, are included in the Trust's annual report to shareholders. The annual report is available free of charge by calling the Trust at the phone number on the back of this prospectus. The annual report is also available for download free of charge on the Trust's web site at www.pimcoetfs.com. Note: All footnotes to the financial highlights table appear at the end of the tables.

		Investment Operations			Less Distributions(b)						Ratios/Supplemental Data
												Ratios to Average Net Assets
Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate(c)
PIMCO Active Bond Exchange-Traded Fund
06/30/2017	$107.31	$2.88	$(0.80)	$2.08	$(2.48)	$0.00	$(0.84)	$(3.32)	$106.07	2.00%	$2,039,657	0.61%		0.61%		0.55%		0.55%		2.70%	569%
06/30/2016	106.69	3.09	1.31	4.40	(3.78)	0.00	0.00	(3.78)	107.31	4.25	2,594,821	0.56		0.58		0.55		0.57		2.92	475
06/30/2015	108.85	2.83	0.42	3.25	(5.41)	0.00	0.00	(5.41)	106.69	3.01	2,489,072	0.57		0.63		0.55		0.61		2.60	180
06/30/2014	105.66	2.38	2.94	5.32	(1.69)	(0.44)	0.00	(2.13)	108.85	5.10	3,431,844	0.56		0.57		0.55		0.56		2.24	577
06/30/2013	105.55	2.46	0.87	3.33	(2.34)	(0.88)	0.00	(3.22)	105.66	3.11	4,398,592	0.55		0.55		0.55		0.55		2.26	449
PIMCO Enhanced Low Duration Active Exchange-Traded Fund
06/30/2017	$100.23	$2.17	$0.35	$2.52	$(1.73)	$0.00	$0.00	$(1.73)	$101.02	2.54%	$93,947	0.67	%(d)	0.74	%(d)	0.47	%(d)	0.54	%(d)	2.15%	651%
06/30/2016	101.62	1.97	(0.24)	1.73	(2.30)	(0.82)	0.00	(3.12)	100.23	1.75	58,134	0.57		0.64		0.55		0.56		1.96	2,288
06/30/2015	101.27	1.32	1.05	2.37	(1.77)	(0.25)	0.00	(2.02)	101.62	2.37	175,808	0.52		0.57		0.50		0.55		1.30	1,591
01/22/2014 - 06/30/2014	100.00	0.30	1.22	1.52	(0.25)	0.00	0.00	(0.25)	101.27	1.52	139,750	0.56	*	0.69	*	0.56	*	0.69	*	0.69 *	4,098
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund
06/30/2017	$101.14	$1.45	$0.61	$2.06	$(1.46)	$0.00	$0.00	$(1.46)	$101.74	2.05%	$7,195,945	0.35%		0.35%		0.35%		0.35%		1.43%	82%
06/30/2016	101.15	1.05	(0.02)	1.03	(1.02)	(0.02)	0.00	(1.04)	101.14	1.03	4,647,542	0.36		0.36		0.35		0.35		1.04	208
06/30/2015	101.45	0.62	(0.09)	0.53	(0.74)	(0.09)	0.00	(0.83)	101.15	0.53	3,536,050	0.36		0.36		0.35		0.35		0.61	193
06/30/2014	101.26	0.67	0.36	1.03	(0.69)	(0.15)	0.00	(0.84)	101.45	1.02	3,773,896	0.35		0.35		0.35		0.35		0.66	188
06/30/2013	101.08	0.88	0.22	1.10	(0.92)	0.00	0.00	(0.92)	101.26	1.09	3,752,615	0.35		0.35		0.35		0.35		0.87	100
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund
06/30/2017	$55.11	$1.25	$(1.64)	$(0.39)	$(1.24)	$0.00	$0.00	$(1.24)	$53.48	(0.69)%	$259,917	0.35%		0.35%		0.35%		0.35%		2.33%	30%
06/30/2016	52.84	1.25	2.15	3.40	(1.13)	0.00	0.00	(1.13)	55.11	6.52	254,045	0.35		0.35		0.35		0.35		2.32	23
06/30/2015	53.17	1.12	(0.34)	0.78	(1.11)	0.00	0.00	(1.11)	52.84	1.45	227,728	0.35		0.35		0.35		0.35		2.09	13
06/30/2014	52.06	1.05	1.13	2.18	(1.07)	0.00	0.00	(1.07)	53.17	4.23	210,548	0.35		0.35		0.35		0.35		2.01	15
06/30/2013	53.70	1.23	(1.60)	(0.37)	(1.20)	(0.07)	0.00	(1.27)	52.06	(0.76)	187,931	0.35		0.35		0.35		0.35		2.26	35
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund
06/30/2017	$50.65	$0.60	$(0.41)	$0.19	$(0.59)	$0.00	$0.00	$(0.59)	$50.25	0.37%	$65,826	0.35%		0.35%		0.35%		0.35%		1.20%	80%
06/30/2016	50.24	0.48	0.36	0.84	(0.43)	0.00	0.00	(0.43)	50.65	1.67	68,881	0.35		0.35		0.35		0.35		0.95	36
06/30/2015	50.47	0.38	(0.19)	0.19	(0.42)	0.00	0.00	(0.42)	50.24	0.37	55,765	0.35		0.35		0.35		0.35		0.76	20
06/30/2014	50.14	0.26	0.29	0.55	(0.22)	0.00	0.00	(0.22)	50.47	1.10	76,211	0.35		0.35		0.35		0.35		0.51	44
06/30/2013	50.54	0.40	(0.33)	0.07	(0.47)	(0.00)^	0.00	(0.47)	50.14	0.14	60,671	0.35		0.35		0.35		0.35		0.79	42

*	Annualized
^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.
(d)	Effective May 8, 2017, the Fund's management fee was decreased by 0.09% to an annual rate of 0.46%.

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Appendix A
Description of Securities Ratings

The Fund's investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody's, Standard & Poor's or Fitch, or, if unrated, determined by PIMCO to be of comparable quality). The percentage of the Fund's assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

Investment Grade Debt Securities are those rated in one of the four highest rating categories, or if unrated deemed comparable by PIMCO.

Below Investment Grade High Yield Securities ("Junk Bonds"), are those rated lower than Baa by Moody's, BBB by Standard & Poor's or Fitch, and comparable securities. They are deemed predominantly speculative with respect to the issuer's ability to repay principal and interest.

The following is a description of Moody's, Standard & Poor's and Fitch's rating categories applicable to fixed income securities.

Moody's Investors Service, Inc.

Long-Term Corporate Obligation Ratings
Moody's long-term obligation ratings are opinions of the relative credit risk of fixed income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody's Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

Medium-Term Note Program Ratings

Moody's assigns provisional ratings to medium-term note (MTN) programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes).

MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g. senior or subordinated). To capture the contingent nature of a program rating, Moody's assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating.

The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer's default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

Moody's encourages market participants to contact Moody's Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Short-Term Ratings
Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

National Scale Long-Term Ratings

Moody's long-term National Scale Ratings (NSRs) are opinions of the relative creditworthiness of issuers and financial obligations within a particular country. NSRs are not designed to be compared among countries; rather, they address relative credit risk within a given country. Moody's assigns national scale ratings in certain local capital markets in which investors have found the global rating scale provides inadequate

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differentiation among credits or is inconsistent with a rating scale already in common use in the country. In each specific country, the last two characters of the rating indicate the country in which the issuer is located (e.g., Aaa.br for Brazil).

Aaa.n: Issuers or issues rated Aaa.n demonstrate the strongest creditworthiness relative to other domestic issuers.

Aa.n: Issuers or issues rated Aa.n demonstrate very strong creditworthiness relative to other domestic issuers.

A.n: Issuers or issues rated A.n present above-average creditworthiness relative to other domestic issuers.

Baa.n: Issuers or issues rated Baa.n represent average creditworthiness relative to other domestic issuers.

Ba.n: Issuers or issues rated Ba.n demonstrate below-average creditworthiness relative to other domestic issuers.

B.n: Issuers or issues rated B.n demonstrate weak creditworthiness relative to other domestic issuers.

Caa.n: Issuers or issues rated Caa.n demonstrate very weak creditworthiness relative to other domestic issuers.

Ca.n: Issuers or issues rated Ca.n demonstrate extremely weak creditworthiness relative to other domestic issuers.

C.n: Issuers or issues rated C.n demonstrate the weakest creditworthiness relative to other domestic issuers.

Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. National scale long-term ratings of D.ar and E.ar may also be applied to Argentine obligations.

National Scale Short-Term Ratings
Moody's short-term NSRs are opinions of the ability of issuers in a given country, relative to other domestic issuers, to repay debt obligations that have an original maturity not exceeding thirteen months. Short-term NSRs in one country should not be compared with short-term NSRs in another country, or with Moody's global ratings.

There are four categories of short-term national scale ratings, generically denoted N-1 through N-4 as defined below.

In each specific country, the first two letters indicate the country in which the issuer is located (e.g., BR-1 through BR-4 for Brazil).

N-1: Issuers rated N-1 have the strongest ability to repay short-term senior unsecured debt obligations relative to other domestic issuers.

N-2: Issuers rated N-2 have an above average ability to repay short-term senior unsecured debt obligations relative to other domestic issuers.

N-3: Issuers rated N-3 have an average ability to repay short-term senior unsecured debt obligations relative to other domestic issuers.

N-4: Issuers rated N-4 have a below average ability to repay short-term senior unsecured debt obligations relative to other domestic issuers.

The short-term rating symbols P-1.za, P-2.za, P-3.za and NP.za are used in South Africa. National scale short-term ratings of AR-5 and AR-6 may also be applied to Argentine obligations.

Short-Term Obligation Ratings
There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

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Standard & Poor's Ratings Services

Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on S&P Global Ratings' ("S&P") analysis of the following considerations:

■

Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

■

Nature and provisions of the obligation and the promise S&P imputes; and

■

Protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Investment Grade
AAA: An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D: An obligation rated 'D' is in default or in breach of an imputed promise.  For non-hybrid capital instruments, the ‘D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to ‘D' if it is subject to a distressed exchange offer.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-): The ratings from ‘AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings
A-1: A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

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Prospectus

C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

Dual Ratings: Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, 'AAA/A-1+' or 'A-1+/A-1'). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, 'SP-1+/A-1+').

Active Qualifiers
S&P uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a 'p' qualifier, which indicates the rating addressed the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

L: Ratings qualified with ‘L' apply only to amounts invested up to federal deposit insurance limits.

p: This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p' suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

prelim: Preliminary ratings, with the ‘prelim' suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P of appropriate documentation. S&P reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

■

Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

■

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor's emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

■

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

■

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P would likely withdraw these preliminary ratings.

■

A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

cir: This symbol indicates a Counterparty Instrument Rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

Inactive Qualifiers (no longer applied or outstanding)

*:This symbol that indicated that the rating was contingent upon S&P receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer's bonds were deemed taxable. Discontinued use in January 2001.

G: The letter 'G' followed the rating symbol when a fund's portfolio consisted primarily of direct U.S. government securities.

pi: This qualifier was used to indicate ratings that were based on an analysis of an issuer's published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer's management and therefore, could have been based on less comprehensive information than ratings without a 'pi' suffix. Discontinued use as of December 2014 and as of August 2015 for Lloyd's Syndicate Assessments.

pr: The letters 'pr' indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was

October 27, 2017 | PROSPECTUS	A-4

Prospectus

largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

q: A ‘q' subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r: The ‘r' modifier was assigned to securities containing extraordinary risks, particularly market risks, which are not covered in the credit rating. The absence of an ‘r' modifier should not be taken as an indication that an obligation would not exhibit extraordinary non-credit related risks. S&P discontinued the use of the ‘r' modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Fitch Ratings

Long-Term Credit Ratings

Investment Grade
 AAA: Highest credit quality. ‘AAA' ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. "AA" ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. "BBB" ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade
BB: Speculative. ‘BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. ‘B' ratings indicate that material credit risk is present.

CCC: Substantial credit risk. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

C: Exceptionally high levels of credit risk. Near default.

Defaulted obligations typically are not assigned 'RD' or ‘D' ratings, but are instead rated in the ‘B' to ‘C' rating categories, depending on their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. For example, the rating category 'AA' has three notch-specific rating levels ('AA+'; 'AA'; 'AA-'; each a rating level). Such suffixes are not added to the 'AAA' obligation rating category, or to corporate finance obligation ratings in the categories below 'CCC.'

The subscript ‘emr' is appended to a rating to denote embedded market risk that is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Recovery Ratings
Recovery Ratings are assigned to selected individual securities and obligations, most frequently for individual obligations of corporate finance issuers with Issuer Default Ratings (IDRs) in speculative grade categories.

Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

The Recovery Rating scale is based on the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral.

Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages and analytical judgment, but actual recoveries for a given security may deviate materially from historical averages.

RR1: Outstanding recovery prospects given default. ‘RR1' rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.

RR2: Superior recovery prospects given default. ‘RR2' rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.

RR3: Good recovery prospects given default. ‘RR3' rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.

RR4: Average recovery prospects given default. ‘RR4' rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.

RR5: Below average recovery prospects given default. ‘RR5' rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.

RR6: Poor recovery prospects given default. ‘RR6' rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.

Short-Term Credit Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to

A-5	PROSPECTUS | PIMCO ETF TRUST

Prospectus

meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

October 27, 2017 | PROSPECTUS	A-6

INVESTMENT MANAGER

PIMCO, 650 Newport Center Drive, Newport Beach, CA 92660

DISTRIBUTOR

PIMCO Investments LLC, 1633 Broadway, New York, NY 10019

CUSTODIAN

State Street Bank & Trust Co., State Street Financial Center, One Lincoln Street, Boston, MA 02111

TRANSFER AGENT

State Street Bank & Trust Co., State Street Financial Center, One Lincoln Street, Boston, MA 02111

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1100 Walnut Street, Suite 1300, Kansas City, MO 64106-2197

LEGAL COUNSEL

Dechert LLP, 1900 K Street N.W., Washington, D.C. 20006

For further information about the PIMCO ETF Trust, call 888.400.ETF or visit our website at www.pimcoetfs.com.

PIMCO ETF Trust
650 Newport Center Drive
Newport Beach, CA 92660

The Trust's SAI and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds' most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Funds' annual report discusses the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

You may get free copies of any of these materials or request other information about a Fund by calling the Trust at 888.400.4ETF (888.400.4383), by visiting www.pimcoetfs.com or by writing to:

PIMCO ETF Trust
650 Newport Center Drive
Newport Beach, CA 92660

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-551-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR Database on the Commission's web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, 100 F Street N.E., Washington, D.C. 20549-1520, or by e-mailing your request to publicinfo@sec.gov.

You can also visit our web site at www.pimcoetfs.com for additional information about the Funds, including the SAI and the annual and semi-annual reports, which are available for download free of charge.

Reference the Trust's Investment Company Act file number in your correspondence.

Investment Company Act File Number: 811-22250	ETF0002_102717

Prospectus

PIMCO ETFs

Neither the U.S. Securities and Exchange Commission nor the U.S. Commodity Futures Trading Commission has approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Index Exchange-Traded Funds	October 27, 2017
	TICKER	EXCHANGE
TREASURY
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	TUZ	NYSE Arca
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	ZROZ	NYSE Arca
TREASURY INFLATION PROTECTED SECURITIES (TIPS)
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	STPZ	NYSE Arca
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	LTPZ	NYSE Arca
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	TIPZ	NYSE Arca
CORPORATE
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	HYS	NYSE Arca
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	CORP	NYSE Arca

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund

Investment Objective

The Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The ICE BofAML 1-3 Year US Treasury Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.15%
Total Annual Fund Operating Expenses	0.15%

Example. The Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other exchange-traded funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Fund shares, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$15	$48	$85	$192

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 56% of the average value of its portfolio.

Principal Investment Strategies

Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities ("Component Securities") of The ICE BofAML 1-3 Year US Treasury Index (the "Underlying Index"). The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which Pacific Investment Management Company LLC ("PIMCO") believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund will closely correspond to the portfolio duration of the securities comprising its Underlying Index, as calculated by PIMCO, which as of September 30, 2017 was 1.88 years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

The Underlying Index is an unmanaged index comprised of U.S. dollar denominated sovereign debt securities publicly issued by the U.S. Treasury having a maturity of at least 1 year and less than 3 years. As of September 30, 2017, there were 96 issues in the Underlying Index. The securities in the Underlying Index have a minimum $1 billion of outstanding face value, have one to three years remaining to maturity, are fixed-rate and are non-convertible. Bills, inflation-indexed debt and strips are excluded from the Underlying Index; however, original issue zero coupon bonds are included in the Underlying Index and the amounts outstanding of qualifying coupon securities are not reduced by any portions that have been stripped. The Underlying Index is capitalization-weighted and the composition of Component Securities is updated monthly. It is not possible to invest directly in the Underlying Index. Intra-month cash flows are reinvested daily, at the beginning-of-month 1-month LIBID rate, until the end of the month at which point all cash is removed from the Underlying Index. The Underlying Index does not reflect deductions for fees, expenses or taxes.

PIMCO uses an indexing approach in managing the Fund's investments. The Fund employs a representative sampling strategy in seeking to achieve its investment objective. In using this strategy, PIMCO seeks to invest in a combination of Component Securities and other instruments, or in Component Securities but in different proportions as compared to the weighting of the Underlying Index, such that the portfolio effectively provides exposure to the Underlying Index. In using a representative sampling strategy, the Fund may not track its Underlying Index with the same degree of accuracy as a fund that replicates the composition and weighting of the Underlying Index. Unlike many investment companies, the Fund does not attempt to outperform the index the Fund tracks. An indexing approach may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management. Indexing seeks to achieve lower costs by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Market Trading Risk: the risk that an active secondary trading market for Fund shares does not continue once developed, that the Fund may not

PIMCO ETF Trust | PROSPECTUS	1

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund

continue to meet a listing exchange's trading or listing requirements, or that Fund shares trade at prices other than the Fund's net asset value

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management and Tracking Error Risk: the risk that the portfolio manager's investment decisions may not produce the desired results or that the Fund's portfolio may not closely track the Underlying Index for a number of reasons. The Fund incurs operating expenses, which are not applicable to the Underlying Index, and the costs of buying and selling securities, especially when rebalancing the Fund's portfolio to reflect changes in the composition of the Underlying Index. Performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index due to legal restrictions, cost or liquidity restraints. The risk that performance of the Fund and the Underlying Index may vary may be heightened during periods of increased market volatility or other unusual market conditions. In addition, the Fund's use of a representative sampling approach may cause the Fund to be less correlated to the return of the Underlying Index than if the Fund held all of the securities in the Underlying Index

Indexing Risk: the risk that the Fund is negatively affected by general declines in the asset classes represented by the Underlying Index

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index. Absent any applicable fee waivers and/or expense limitations, if any, performance would have been lower. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The ICE BofAML 1-3 Year US Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and Separate Trading of Registered Interest and Principal of Securities, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years. Performance is updated daily and quarterly and may be obtained at www.pimcoetfs.com/fundinfo.

2	PROSPECTUS | PIMCO ETF Trust

Prospectus

Calendar Year Total Returns*

*The year-to-date return as of September 30, 2017 is 0.56%. For the periods shown in the bar chart, the highest quarterly return was 1.13% in the Q2 2010, and the lowest quarterly return was -0.47% in the Q4 2016.

Average Annual Total Returns (for periods ended 12/31/16)

	1 Year	5 Years	Since Inception (06/01/2009)
Return Before Taxes	0.69%	0.44%	0.87%
Return After Taxes on Distributions(1)	0.33%	0.21%	0.62%
Return After Taxes on Distributions and Sales of Fund Shares(1)	0.40%	0.25%	0.58%
ICE BofAML 1-3 Year US Treasury Index (reflects no deductions for fees, expenses or taxes)	0.88%	0.57%	0.99%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly managed by Stephen Rodosky, Michael Cudzil and Matthew P. Dorsten. Mr. Rodosky is a Managing Director of PIMCO, Mr. Cudzil is an Executive Vice President of PIMCO and Mr. Dorsten is a Senior Vice President of PIMCO. Each of Messrs. Rodosky and Dorsten has jointly managed the Fund since December 2015. Mr. Cudzil has managed the Fund since February 2016.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 23 of this prospectus.

October 27, 2017 | PROSPECTUS	3

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund

Investment Objective

The Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The ICE BofAML Long US Treasury Principal STRIPS Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.15%
Total Annual Fund Operating Expenses	0.15%

Example. The Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other exchange-traded funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Fund shares, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$15	$48	$85	$192

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 14% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities ("Component Securities") of The ICE BofAML Long US Treasury Principal STRIPS Index (the "Underlying Index"). The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which Pacific Investment Management Company LLC ("PIMCO") believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund will closely correspond to the portfolio duration of the securities comprising its Underlying Index, as calculated by PIMCO, which as of September 30, 2017 was 28.53 years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

The Underlying Index is an unmanaged index comprised of long maturity Separate Trading of Registered Interest and Principal of Securities ("STRIPS") representing the final principal payment of U.S. Treasury bonds. The principal STRIPS comprising the Underlying Index must have 25 years or more remaining term to final maturity and must be stripped from U.S. Treasury bonds having at least $1 billion in outstanding face value. As of September 30, 2017 there were 20 issues in the Underlying Index. Index constituents are capitalization-weighted based on the security prices times an assumed face value of $1 billion per constituent security. The Underlying Index is rebalanced quarterly on March 31, June 30, September 30 and December 31, based on information available up to and including the third business day before the last business day of the rebalancing month. Securities that no longer meet the qualifying criteria during the course of the quarter remain in the Underlying Index until the next quarterly rebalancing date at which point they are dropped from the Underlying Index. It is not possible to invest directly in the Underlying Index. The Underlying Index does not reflect deductions for fees, expenses or taxes.

PIMCO uses an indexing approach in managing the Fund's investments. The Fund employs a representative sampling strategy in seeking to achieve its investment objective. In using this strategy, PIMCO seeks to invest in a combination of Component Securities and other instruments, or in Component Securities but in different proportions as compared to the weighting of the Underlying Index, such that the portfolio effectively provides exposure to the Underlying Index. In using a representative sampling strategy, the Fund may not track its Underlying Index with the same degree of accuracy as a fund that replicates the composition and weighting of the Underlying Index. Unlike many investment companies, the Fund does not attempt to outperform the index the Fund tracks. An indexing approach may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management. Indexing seeks to achieve lower costs by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.

PIMCO ETF Trust | PROSPECTUS	4

Prospectus

Market Trading Risk: the risk that an active secondary trading market for Fund shares does not continue once developed, that the Fund may not continue to meet a listing exchange's trading or listing requirements, or that Fund shares trade at prices other than the Fund's net asset value

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management and Tracking Error Risk: the risk that the portfolio manager's investment decisions may not produce the desired results or that the Fund's portfolio may not closely track the Underlying Index for a number of reasons. The Fund incurs operating expenses, which are not applicable to the Underlying Index, and the costs of buying and selling securities, especially when rebalancing the Fund's portfolio to reflect changes in the composition of the Underlying Index. Performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index due to legal restrictions, cost or liquidity restraints. The risk that performance of the Fund and the Underlying Index may vary may be heightened during periods of increased market volatility or other unusual market conditions. In addition, the Fund's use of a representative sampling approach may cause the Fund to be less correlated to the return of the Underlying Index than if the Fund held all of the securities in the Underlying Index

Indexing Risk: the risk that the Fund is negatively affected by general declines in the asset classes represented by the Underlying Index

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index. Absent any applicable fee waivers and/or expense limitations, if any, performance would have been lower. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The ICE BofAML Long US Treasury Principal STRIPS Index is an unmanaged index comprised of long maturity STRIPS representing the final principal payment of U.S. Treasury bonds. Performance is updated daily and quarterly and may be obtained at www.pimcoetfs.com/fundinfo.

October 27, 2017 | PROSPECTUS	5

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund

Calendar Year Total Returns*

*The year-to-date return as of September 30, 2017 is 8.72%. For the periods shown in the bar chart, the highest quarterly return was 58.47% in the Q3 2011, and the lowest quarterly return was -18.24% in the Q4 2016.

Average Annual Total Returns (for periods ended 12/31/16)

	1 Year	5 Years	Since Inception (10/30/2009)
Return Before Taxes	1.42%	2.73%	8.60%
Return After Taxes on Distributions(1)	0.26%	1.41%	7.16%
Return After Taxes on Distributions and Sales of Fund Shares(1)	0.88%	1.50%	6.18%
ICE BofAML Long US Treasury Principal STRIPS Index (reflects no deductions for fees, expenses or taxes)	1.95%	3.02%	8.77%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly managed by Stephen Rodosky, Michael Cudzil and Matthew P. Dorsten. Mr. Rodosky is a Managing Director of PIMCO, Mr. Cudzil is an Executive Vice President of PIMCO and Mr. Dorsten is a Senior Vice President of PIMCO. Each of Messrs. Rodosky and Dorsten has jointly managed the Fund since December 2015. Mr. Cudzil has managed the Fund since February 2016.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 23 of this prospectus.

6	PROSPECTUS | PIMCO ETF Trust

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund

Investment Objective

The Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The ICE BofAML 1-5 Year US Inflation-Linked Treasury Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.20%
Total Annual Fund Operating Expenses	0.20%

Example. The Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other exchange-traded funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Fund shares, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$20	$64	$113	$255

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 38% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities ("Component Securities") of The ICE BofAML 1-5 Year US Inflation-Linked Treasury Index (the "Underlying Index"). The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which Pacific Investment Management Company LLC ("PIMCO") believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The dollar-weighted average portfolio maturity of this Fund will closely correspond to the average maturity of its Underlying Index, which as of September 30, 2017 was 3.17 years.

The Underlying Index is an unmanaged index comprised of Treasury Inflation-Protected Securities ("TIPS") with a maturity of at least 1 year and less than 5 years. TIPS are publicly issued, dollar denominated U.S. Government securities issued by the U.S. Treasury that have principal and interest payments linked to official inflation (as measured by the Consumer Price Index, or CPI). Their payments are supported by the full faith and credit of the United States. The TIPS in the Underlying Index have a minimum $1 billion of outstanding face value, have 1 to 5 years remaining to maturity and have interest and principal payments tied to inflation. Original issue zero coupon bonds can be included in the Underlying Index and the amounts outstanding of qualifying coupon securities are not reduced by any portions that have been stripped. As of September 30, 2017, there were 12 TIPS issues in the Underlying Index. The Underlying Index is capitalization-weighted and the composition of TIPS is updated monthly. Intra-month cash flows are reinvested daily, at the beginning-of-month 1-month LIBID rate, until the end of the month at which point all cash is removed from the Underlying Index. It is not possible to invest directly in the Underlying Index. The Underlying Index does not reflect deductions for fees, expenses or taxes.

PIMCO uses an indexing approach in managing the Fund's investments. The Fund employs a representative sampling strategy in seeking to achieve its investment objective. In using this strategy, PIMCO seeks to invest in a combination of Component Securities and other instruments, or in Component Securities but in different proportions as compared to the weighting of the Underlying Index, such that the portfolio effectively provides exposure to the Underlying Index. In using a representative sampling strategy, the Fund may not track its Underlying Index with the same degree of accuracy as a fund that replicates the composition and weighting of the Underlying Index. Unlike many investment companies, the Fund does not attempt to outperform the index the Fund tracks. An indexing approach may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management. Indexing seeks to achieve lower costs by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in real interest rates and in the case of inflation-linked bonds, increased inflation.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.

PIMCO ETF Trust | PROSPECTUS	7

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund

Market Trading Risk: the risk that an active secondary trading market for Fund shares does not continue once developed, that the Fund may not continue to meet a listing exchange's trading or listing requirements, or that Fund shares trade at prices other than the Fund's net asset value

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Inflation-Indexed Security Risk: the risk that the value of an inflation-indexed security (such as TIPS) tends to decrease when real interest rates increase and increase when real interest rates decrease and interest payments on inflation-indexed securities will vary along with changes in the CPI

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/ or adversely affect the value of derivatives and the Fund's performance

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management and Tracking Error Risk: the risk that the portfolio manager's investment decisions may not produce the desired results or that the Fund's portfolio may not closely track the Underlying Index for a number of reasons. The Fund incurs operating expenses, which are not applicable to the Underlying Index, and the costs of buying and selling securities, especially when rebalancing the Fund's portfolio to reflect changes in the composition of the Underlying Index. Performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index due to legal restrictions, cost or liquidity restraints. The risk that performance of the Fund and the Underlying Index may vary may be heightened during periods of increased market volatility or other unusual market conditions. In addition, the Fund's use of a representative sampling approach may cause the Fund to be less correlated to the return of the Underlying Index than if the Fund held all of the securities in the Underlying Index

Indexing Risk: the risk that the Fund is negatively affected by general declines in the asset classes represented by the Underlying Index

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index. Absent any applicable fee waivers and/or expense limitations, if any, performance would have been lower. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The ICE BofAML 1-5 Year US Inflation-Linked Treasury Index is an unmanaged index comprised of TIPS with a maturity of at least 1 year and less than 5 years. Performance is updated daily and quarterly and may be obtained at www.pimcoetfs.com/fundinfo.

8	PROSPECTUS | PIMCO ETF Trust

Prospectus

Calendar Year Total Returns*

*The year-to-date return as of September 30, 2017 is 0.53%. For the periods shown in the bar chart, the highest quarterly return was 2.28% in the Q1 2011, and the lowest quarterly return was -2.89% in the Q2 2013.

Average Annual Total Returns (for periods ended 12/31/16)

	1 Year	5 Years	Since Inception (08/20/2009)
Return Before Taxes	2.99%	0.28%	1.74%
Return After Taxes on Distributions(1)	2.70%	0.03%	1.33%
Return After Taxes on Distributions and Sales of Fund Shares(1)	1.69%	0.11%	1.19%
ICE BofAML 1-5 Year US Inflation-Linked Treasury IndexSM (reflects no deductions for fees, expenses or taxes)	3.16%	0.50%	1.97%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly managed by Jeremie Banet and Matthew P. Dorsten. Mr. Banet is an Executive Vice President of PIMCO, and Mr. Dorsten is a Senior Vice President of PIMCO. They have jointly managed the Fund since December 2015.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 23 of this prospectus.

October 27, 2017 | PROSPECTUS	9

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund

Investment Objective

The Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The ICE BofAML 15+ Year US Inflation-Linked Treasury Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.20%
Total Annual Fund Operating Expenses	0.20%

Example. The Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other exchange-traded funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Fund shares, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$20	$64	$113	$255

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 16% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities ("Component Securities") of The ICE BofAML 15+ Year US Inflation-Linked Treasury Index (the "Underlying Index"). The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which Pacific Investment Management Company LLC ("PIMCO") believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The dollar-weighted average portfolio maturity of this Fund will closely correspond to the average maturity of its Underlying Index, which as of September 30, 2017 was 25.56 years.

The Underlying Index is an unmanaged index comprised of Treasury Inflation-Protected Securities ("TIPS") with a maturity of at least 15 years. TIPS are publicly issued, dollar denominated U.S. Government securities issued by the U.S. Treasury that have principal and interest payments linked to official inflation (as measured by the Consumer Price Index, or CPI). Their payments are supported by the full faith and credit of the United States. The TIPS in the Underlying Index have a minimum $1 billion of outstanding face value, have at least 15 years remaining to maturity and have interest and principal payments tied to inflation. Original issue zero coupon bonds can be included in the Underlying Index and the amounts outstanding of qualifying coupon securities are not reduced by any portions that have been stripped. As of September 30, 2017, there were 8 TIPS issues in the Underlying Index. The Underlying Index is capitalization-weighted and the composition of TIPS is updated monthly. Intra-month cash flows are reinvested daily, at the beginning-of-month 1-month LIBID rate, until the end of the month at which point all cash is removed from the Underlying Index. It is not possible to invest directly in the Underlying Index. The Underlying Index does not reflect deductions for fees, expenses or taxes.

PIMCO uses an indexing approach in managing the Fund's investments. The Fund employs a representative sampling strategy in seeking to achieve its investment objective. In using this strategy, PIMCO seeks to invest in a combination of Component Securities and other instruments, or in Component Securities but in different proportions as compared to the weighting of the Underlying Index, such that the portfolio effectively provides exposure to the Underlying Index. In using a representative sampling strategy, the Fund may not track its Underlying Index with the same degree of accuracy as a fund that replicates the composition and weighting of the Underlying Index. Unlike many investment companies, the Fund does not attempt to outperform the index the Fund tracks. An indexing approach may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management. Indexing seeks to achieve lower costs by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in real interest rates and in the case of inflation-linked bonds, increased inflation.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.

PIMCO ETF Trust | PROSPECTUS	10

Prospectus

Market Trading Risk: the risk that an active secondary trading market for Fund shares does not continue once developed, that the Fund may not continue to meet a listing exchange's trading or listing requirements, or that Fund shares trade at prices other than the Fund's net asset value

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Inflation-Indexed Security Risk: the risk that the value of an inflation-indexed security (such as TIPS) tends to decrease when real interest rates increase and increase when real interest rates decrease and interest payments on inflation-indexed securities will vary along with changes in the CPI

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/ or adversely affect the value of derivatives and the Fund's performance

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management and Tracking Error Risk: the risk that the portfolio manager's investment decisions may not produce the desired results or that the Fund's portfolio may not closely track the Underlying Index for a number of reasons. The Fund incurs operating expenses, which are not applicable to the Underlying Index, and the costs of buying and selling securities, especially when rebalancing the Fund's portfolio to reflect changes in the composition of the Underlying Index. Performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index due to legal restrictions, cost or liquidity restraints. The risk that performance of the Fund and the Underlying Index may vary may be heightened during periods of increased market volatility or other unusual market conditions. In addition, the Fund's use of a representative sampling approach may cause the Fund to be less correlated to the return of the Underlying Index than if the Fund held all of the securities in the Underlying Index

Indexing Risk: the risk that the Fund is negatively affected by general declines in the asset classes represented by the Underlying Index

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index. Absent any applicable fee waivers and/or expense limitations, if any, performance would have been lower. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The ICE BofAML 15+ Year US Inflation-Linked Treasury Index is an unmanaged index comprised of TIPS with a maturity of at least 15 years. Performance is updated daily and quarterly and may be obtained at www.pimcoetfs.com/fundinfo.

October 27, 2017 | PROSPECTUS	11

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund

Calendar Year Total Returns*

*The year-to-date return as of September 30, 2017 is 3.44%. For the periods shown in the bar chart, the highest quarterly return was 12.67% in the Q3 2011, and the lowest quarterly return was -12.55% in the Q2 2013.

Average Annual Total Returns (for periods ended 12/31/16)

	1 Year	5 Years	Since Inception (09/03/2009)
Return Before Taxes	9.51%	1.41%	5.78%
Return After Taxes on Distributions(1)	8.45%	0.78%	4.95%
Return After Taxes on Distributions and Sales of Fund Shares(1)	5.40%	0.81%	4.20%
ICE BofAML 15+ Year US Inflation-Linked Treasury Index (reflects no deductions for fees, expenses or taxes)	9.20%	1.63%	5.99%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly managed by Jeremie Banet and Matthew P. Dorsten. Mr. Banet is an Executive Vice President of PIMCO, and Mr. Dorsten is a Senior Vice President of PIMCO. They have jointly managed the Fund since December 2015.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 23 of this prospectus.

12	PROSPECTUS | PIMCO ETF Trust

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund

Investment Objective

The Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The ICE BofAML US Inflation-Linked Treasury Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.20%
Total Annual Fund Operating Expenses	0.20%

Example. The Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other exchange-traded funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Fund shares, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$20	$64	$113	$255

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 8% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities ("Component Securities") of The ICE BofAML US Inflation-Linked Treasury Index (the "Underlying Index"). The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which Pacific Investment Management Company LLC ("PIMCO") believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private-sector entities. The dollar-weighted average portfolio maturity of this Fund will closely correspond to the average maturity of its Underlying Index, which as of September 30, 2017 was 9.02 years.

The Underlying Index is an unmanaged index comprised of Treasury Inflation-Protected Securities ("TIPS"). TIPS are publicly issued, dollar denominated U.S. Government securities issued by the U.S. Treasury that have principal and interest payments linked to official inflation (as measured by the Consumer Price Index, or CPI). Their payments are supported by the full faith and credit of the United States. The TIPS in the Underlying Index have a minimum $1 billion of outstanding face value, have at least 1 year remaining to maturity and have interest and principal payments tied to inflation. Original issue zero coupon bonds can be included in the Underlying Index and the amounts outstanding of qualifying coupon securities are not reduced by any portions that have been stripped. As of September 30, 2017, there were 38 TIPS issues in the Underlying Index. The Underlying Index is capitalization-weighted and the composition of TIPS is updated monthly. Intra-month cash flows are reinvested daily, at the beginning-of-month 1-month LIBID rate, until the end of the month at which point all cash is removed from the Underlying Index. It is not possible to invest directly in the Underlying Index. The Underlying Index does not reflect deductions for fees, expenses or taxes.

PIMCO uses an indexing approach in managing the Fund's investments. The Fund employs a representative sampling strategy in seeking to achieve its investment objective. In using this strategy, PIMCO seeks to invest in a combination of Component Securities and other instruments, or in Component Securities but in different proportions as compared to the weighting of the Underlying Index, such that the portfolio effectively provides exposure to the Underlying Index. In using a representative sampling strategy, the Fund may not track its Underlying Index with the same degree of accuracy as a fund that replicates the composition and weighting of the Underlying Index. Unlike many investment companies, the Fund does not attempt to outperform the index the Fund tracks. An indexing approach may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management. Indexing seeks to achieve lower costs by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in real interest rates and in the case of inflation-linked bonds, increased inflation.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.

PIMCO ETF Trust | PROSPECTUS	13

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund

New/Small Fund Risk: the risk that a new or smaller Fund's performance may not represent how the Fund is expected to or may perform in the long term. In addition, new Funds have limited operating histories for investors to evaluate and new and smaller Funds may not attract sufficient assets to achieve investment and trading efficiencies

Market Trading Risk: the risk that an active secondary trading market for Fund shares does not continue once developed, that the Fund may not continue to meet a listing exchange's trading or listing requirements, or that Fund shares trade at prices other than the Fund's net asset value

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Inflation-Indexed Security Risk: the risk that the value of an inflation-indexed security (such as TIPS) tends to decrease when real interest rates increase and increase when real interest rates decrease and interest payments on inflation-indexed securities will vary along with changes in the CPI

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/ or adversely affect the value of derivatives and the Fund's performance

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management and Tracking Error Risk: the risk that the portfolio manager's investment decisions may not produce the desired results or that the Fund's portfolio may not closely track the Underlying Index for a number of reasons. The Fund incurs operating expenses, which are not applicable to the Underlying Index, and the costs of buying and selling securities, especially when rebalancing the Fund's portfolio to reflect changes in the composition of the Underlying Index. Performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index due to legal restrictions, cost or liquidity restraints. The risk that performance of the Fund and the Underlying Index may vary may be heightened during periods of increased market volatility or other unusual market conditions. In addition, the Fund's use of a representative sampling approach may cause the Fund to be less correlated to the return of the Underlying Index than if the Fund held all of the securities in the Underlying Index

Indexing Risk: the risk that the Fund is negatively affected by general declines in the asset classes represented by the Underlying Index

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index. Absent any applicable fee waivers and/or expense limitations, if any, performance would have been lower. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

14	PROSPECTUS | PIMCO ETF Trust

Prospectus

The ICE BofAML US Inflation-Linked Treasury Index is an unmanaged index comprised of TIPS. Performance is updated daily and quarterly and may be obtained at www.pimcoetfs.com/fundinfo.

Calendar Year Total Returns*

*The year-to-date return as of September 30, 2017 is 1.70%. For the periods shown in the bar chart, the highest quarterly return was 5.08% in the Q3 2011, and the lowest quarterly return was -7.40% in the Q2 2013.

Average Annual Total Returns (for periods ended 12/31/16)

	1 Year	5 Years	Since Inception (09/03/2009)
Return Before Taxes	4.88%	0.74%	3.60%
Return After Taxes on Distributions(1)	4.41%	0.33%	2.97%
Return After Taxes on Distributions and Sales of Fund Shares(1)	2.77%	0.40%	2.55%
ICE BofAML US Inflation-Linked Treasury Index (reflects no deductions for fees, expenses or taxes)	4.85%	0.93%	3.79%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly managed by Jeremie Banet and Matthew P. Dorsten. Mr. Banet is an Executive Vice President of PIMCO, and Mr. Dorsten is a Senior Vice President of PIMCO. They have jointly managed the Fund since December 2015.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 23 of this prospectus.

October 27, 2017 | PROSPECTUS	15

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund

Investment Objective

The Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The ICE BofAML 0-5 Year US High Yield Constrained Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.55%
Total Annual Fund Operating Expenses	0.55%

Example. The Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other exchange-traded funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Fund shares, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$56	$176	$307	$689

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 43% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities ("Component Securities") of The ICE BofAML 0-5 Year US High Yield Constrained Index (the "Underlying Index"). The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund will closely correspond to the portfolio duration of the securities comprising its Underlying Index, as calculated by PIMCO, which as of September 30, 2017 was 1.82 years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

The Underlying Index is an unmanaged index comprised of U.S. dollar denominated below investment grade corporate debt securities publicly issued in the U.S. domestic market with remaining maturities of less than 5 years. Underlying Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. As of September 30, 2017, there were 835 issues in the Underlying Index. The securities comprising the Underlying Index have a below investment grade rating (based on an average of the ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P") and Fitch, Inc. ("Fitch")) and a country of risk exposure to investment grade countries that are members of the FXG10, Western Europe or territories of the U.S. and Western Europe. Country ratings are based on an average of Moody's, S&P and Fitch foreign currency long term sovereign debt ratings. For each issuer, the country of risk is the principal place of business derived from management location, country of primary listing, location of sales and reporting currency. In addition, qualifying securities must have a minimum $250 million of outstanding face value and a fixed coupon schedule. Original issue zero coupon bonds, debt issued simultaneously in the Eurobond and U.S. domestic bond markets, 144A securities and pay-in-kind securities qualify for inclusion in the Underlying Index. Callable perpetual securities qualify for inclusion in the Underlying Index provided they are at least one year from the first call date. Fixed-to-floating rate securities also qualify provided they are callable within the fixed rate period and are at least one year from last call prior to the date the bond transitions from a fixed to a floating rate security. The Underlying Index is capitalization-weighted, provided the total allocation to an individual issuer does not exceed 2%, and the composition of Component Securities is updated monthly. Cash flows from bond payments that are received during the month are retained in the Underlying Index, without earning reinvestment income, until removal at the end of the month as part of the rebalancing. It is not possible to invest directly in the Underlying Index. The Underlying Index does not reflect deductions for fees, expenses or taxes.

PIMCO uses an indexing approach in managing the Fund's investments. The Fund employs a representative sampling strategy in seeking to achieve its investment objective. In using this strategy, PIMCO seeks to invest in a combination of Component Securities and other instruments, or in Component Securities but in different proportions as compared to the weighting of the Underlying Index, such that the portfolio effectively provides exposure to the Underlying Index. In using a representative sampling strategy, the Fund may not track its Underlying Index with the same degree of accuracy as a fund that replicates the composition and weighting of the Underlying Index. Unlike many investment companies, the Fund does not attempt to outperform the index the Fund tracks. An indexing approach may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management. Indexing seeks to achieve lower costs by

PIMCO ETF Trust | PROSPECTUS	16

Prospectus

keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, and may invest in mortgage-related and other asset-backed securities. The Fund may invest in U.S. dollar-denominated securities of foreign issuers, including securities and instruments economically tied to emerging market countries. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Market Trading Risk: the risk that an active secondary trading market for Fund shares does not continue once developed, that the Fund may not continue to meet a listing exchange's trading or listing requirements, or that Fund shares trade at prices other than the Fund's net asset value

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Extension Risk: the risk that, in periods of rising interest rates, issuers of mortgage-related and other asset-backed securities may pay principal later than expected, which may reduce the value of the Fund's investment in such securities and may prevent the Fund from receiving higher interest rates on proceeds reinvested

Prepayment Risk: the risk that, in periods of declining interest rates, issuers of mortgage-related and other asset-backed securities may pay principal more quickly than expected, which results in the Fund foregoing future interest income on the portion of the principal repaid early and may result in the Fund being forced to reinvest investment proceeds at lower interest rates

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political

October 27, 2017 | PROSPECTUS	17

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund

changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management and Tracking Error Risk: the risk that the portfolio manager's investment decisions may not produce the desired results or that the Fund's portfolio may not closely track the Underlying Index for a number of reasons. The Fund incurs operating expenses, which are not applicable to the Underlying Index, and the costs of buying and selling securities, especially when rebalancing the Fund's portfolio to reflect changes in the composition of the Underlying Index. Performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index due to legal restrictions, cost or liquidity restraints. The risk that performance of the Fund and the Underlying Index may vary may be heightened during periods of increased market volatility or other unusual market conditions. In addition, the Fund's use of a representative sampling approach may cause the Fund to be less correlated to the return of the Underlying Index than if the Fund held all of the securities in the Underlying Index

Indexing Risk: the risk that the Fund is negatively affected by general declines in the asset classes represented by the Underlying Index

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index. Absent any applicable fee waivers and/or expense limitations, if any, performance would have been lower. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The ICE BofAML 0-5 Year US High Yield Constrained Index tracks the performance of short-term U.S. dollar denominated below investment grade corporate debt issued in the U.S. domestic market with less than five years remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $250 million, issued publicly. Prior to September 30, 2016, securities with minimum amount outstanding of $100 million qualified. Allocations to an individual issuer will not exceed 2%. Performance is updated daily and quarterly and may be obtained at www.pimcoetfs.com/fundinfo.

Calendar Year Total Returns*

*The year-to-date return as of September 30, 2017 is 5.47%. For the periods shown in the bar chart, the highest quarterly return was 5.02% in the Q2 2016, and the lowest quarterly return was -4.17% in the Q3 2015.

Average Annual Total Returns (for periods ended 12/31/16)

	1 Year	5 Years	Since Inception (06/16/2011)
Return Before Taxes	14.54%	5.91%	5.30%
Return After Taxes on Distributions(1)	11.93%	3.70%	3.11%
Return After Taxes on Distributions and Sales of Fund Shares(1)	8.14%	3.57%	3.12%
ICE BofAML 0-5 Year US High Yield Constrained Index (reflects no deductions for fees, expenses or taxes)	16.15%	6.58%	5.84%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly managed by Andrew Jessop and Matthew P. Dorsten. Mr. Jessop is an Executive Vice President of PIMCO, and Mr. Dorsten is a Senior Vice President of PIMCO. They have jointly managed the Fund since December 2015.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial

18	PROSPECTUS | PIMCO ETF Trust

Prospectus

intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 23 of this prospectus.

October 27, 2017 | PROSPECTUS	19

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

Investment Objective

The Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The ICE BofAML US Corporate Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.20%
Total Annual Fund Operating Expenses	0.20%

Example. The Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other exchange-traded funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Fund shares, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$20	$64	$113	$255

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 7% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities ("Component Securities") of The ICE BofAML US Corporate Index (the "Underlying Index"). The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in securities rated Baa or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The average portfolio duration of this Fund will closely correspond to the portfolio duration of the securities comprising its Underlying Index, as calculated by PIMCO, which as of September 30, 2017 was 6.98 years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

The Underlying Index is an unmanaged index comprised of U.S. dollar denominated investment grade corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity. As of September 30, 2017, there were 7,443 issues in the Underlying Index. The securities comprising the Underlying Index have an investment grade rating (based on an average of the ratings of Moody's, S&P and Fitch) and an investment grade rated country of risk (based on an average of Moody's, S&P and Fitch foreign currency long term sovereign debt ratings). In addition, qualifying securities must have a minimum $250 million of outstanding face value and a fixed coupon schedule. Original issue zero coupon bonds, debt issued simultaneously in the Eurobond and U.S. domestic bond markets, 144A securities and corporate pay-in-kind securities qualify for inclusion in the Underlying Index. Callable perpetual securities qualify for inclusion in the Underlying Index provided they are at least one year from the first call date. Fixed-to-floating rate securities also qualify provided they are callable within the fixed rate period and are at least one year from last call prior to the date the bond transitions from a fixed to a floating rate security. The Underlying Index is capitalization-weighted and the composition of Component Securities is updated monthly. Cash flows from bond payments that are received during the month are retained in the Underlying Index, without earning reinvestment income, until removal at the end of the month as part of the rebalancing. It is not possible to invest directly in the Underlying Index. The Underlying Index does not reflect deductions for fees, expenses or taxes.

PIMCO uses an indexing approach in managing the Fund's investments. The Fund employs a representative sampling strategy in seeking to achieve its investment objective. In using this strategy, PIMCO seeks to invest in a combination of Component Securities and other instruments, or in Component Securities but in different proportions as compared to the weighting of the Underlying Index, such that the portfolio effectively provides exposure to the Underlying Index. In using a representative sampling strategy, the Fund may not track its Underlying Index with the same degree of accuracy as a fund that replicates the composition and weighting of the Underlying Index. Unlike many investment companies, the Fund does not attempt to outperform the index the Fund tracks. An indexing approach may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management. Indexing seeks to achieve lower costs by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, and may invest in mortgage related and other asset-backed securities. The Fund may invest in U.S. dollar-denominated securities of foreign issuers, including securities and instruments economically tied to emerging market countries. The Fund may

PIMCO ETF Trust | PROSPECTUS	20

Prospectus

purchase and sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Market Trading Risk: the risk that an active secondary trading market for Fund shares does not continue once developed, that the Fund may not continue to meet a listing exchange's trading or listing requirements, or that Fund shares trade at prices other than the Fund's net asset value

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/ or adversely affect the value of derivatives and the Fund's performance

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Extension Risk: the risk that, in periods of rising interest rates, issuers of mortgage-related and other asset-backed securities may pay principal later than expected, which may reduce the value of the Fund's investment in such securities and may prevent the Fund from receiving higher interest rates on proceeds reinvested

Prepayment Risk: the risk that, in periods of declining interest rates, issuers of mortgage-related and other asset-backed securities may pay principal more quickly than expected, which results in the Fund foregoing future interest income on the portion of the principal repaid early and may result in the Fund being forced to reinvest investment proceeds at lower interest rates

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

October 27, 2017 | PROSPECTUS	21

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

Management and Tracking Error Risk: the risk that the portfolio manager's investment decisions may not produce the desired results or that the Fund's portfolio may not closely track the Underlying Index for a number of reasons. The Fund incurs operating expenses, which are not applicable to the Underlying Index, and the costs of buying and selling securities, especially when rebalancing the Fund's portfolio to reflect changes in the composition of the Underlying Index. Performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index due to legal restrictions, cost or liquidity restraints. The risk that performance of the Fund and the Underlying Index may vary may be heightened during periods of increased market volatility or other unusual market conditions. In addition, the Fund's use of a representative sampling approach may cause the Fund to be less correlated to the return of the Underlying Index than if the Fund held all of the securities in the Underlying Index

Indexing Risk: the risk that the Fund is negatively affected by general declines in the asset classes represented by the Underlying Index

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index. Absent any applicable fee waivers and/or expense limitations, if any, performance would have been lower. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The ICE BofAML US Corporate Index is an unmanaged index comprised of U.S. dollar denominated investment grade, fixed rate corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity and at least $250 million outstanding. Performance is updated daily and quarterly and may be obtained at www.pimcoetfs.com/fundinfo.

Calendar Year Total Returns*

*The year-to-date return as of September 30, 2017 is 5.27%. For the periods shown in the bar chart, the highest quarterly return was 4.41% in the Q1 2016, and the lowest quarterly return was -3.70% in the Q2 2013.

Average Annual Total Returns (for periods ended 12/31/16)

	1 Year	5 Years	Since Inception (09/20/2010)
Return Before Taxes	6.16%	4.23%	4.38%
Return After Taxes on Distributions(1)	4.85%	2.57%	2.80%
Return After Taxes on Distributions and Sales of Fund Shares(1)	3.49%	2.56%	2.73%
ICE BofAML US Corporate Index (reflects no deductions for fees, expenses or taxes)	5.96%	4.25%	4.49%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly managed by Mohit Mittal and Matthew P. Dorsten. Mr. Mittal is a Managing Director of PIMCO, and Mr. Dorsten is a Senior Vice President of PIMCO. They have jointly managed the Fund since December 2015.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 23 of this prospectus.

22	PROSPECTUS | PIMCO ETF Trust

Prospectus

Purchase and Sale of Fund Shares

Each Fund is an exchange-traded fund ("ETF"). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer and may not be purchased or redeemed directly with the Fund. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than net asset value ("NAV"), shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Funds will only issue or redeem shares at NAV that have been aggregated into blocks of 50,000 shares or multiples thereof ("Creation Units") with certain large institutional investors who have entered into agreements with the Funds' Distributor ("Authorized Participants"). The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies each Business Day.

Tax Information

The Funds' taxable distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary, PIMCO or other related companies may pay the intermediary for the sale of Fund shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Summary Information About the Funds

This prospectus describes seven ETFs (each a "Fund," collectively the "Funds") offered by PIMCO ETF Trust (the "Trust"). The Funds provide access to the professional investment advisory services offered by PIMCO. References to "the Fund" or "a Fund" relate to all Funds unless the context requires otherwise.

ETFs are funds that trade like other publicly-traded securities and may be designed to track an index or to be actively managed. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership of the fund which owns an underlying portfolio of securities intended to track an index. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on NAV, shares of a Fund may be directly purchased from and redeemed by the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of ETFs are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

Once operational, shares of a Fund are listed and traded at market prices on NYSE Arca, Inc. ("NYSE Arca") and other secondary markets. The market price for a Fund's shares may be different from the Fund's NAV. The Funds issue and redeem shares at NAV only in Creation Units. Only Authorized Participants may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are in exchange for securities and/or cash. Except when aggregated in Creation Units, shares of a Fund are not redeemable securities. Shareholders who are not Authorized Participants may not purchase or redeem shares directly from a Fund.

If a Fund were to effect redemptions with an Authorized Participant primarily for cash, the Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. The sale of portfolio securities could cause a Fund to recognize gains that it might not otherwise have recognized if redemptions were effected in-kind, or to recognize such gain sooner than would otherwise be required. Such gains will generally be distributed to shareholders to avoid taxation at the Fund level and to ensure compliance with other special tax rules that apply to the Funds. Moreover, the sale of portfolio securities will generally subject the Funds to transaction costs, which may be partially or totally offset by the variable transaction fee charged by the Funds to redeeming Authorized Participants.

A Fund invests in a particular segment of the securities markets and seeks to track the performance of an index that is not representative of the broader securities markets. An investment in a particular Fund alone should not constitute an entire investment program. This prospectus explains what you should know about the Funds before you invest. Please read it carefully. Certain affiliates of the Funds and PIMCO may purchase and resell Fund shares pursuant to this Prospectus.

Fund fact sheets provide additional information regarding the Funds and may be requested by calling 1.888.400.4ETF (1.888.400.4383).

October 27, 2017 | PROSPECTUS	23

Prospectus

Description of Principal Risks

The value of your investment in a Fund changes with the market price of the Fund's shares determined in the secondary market. Market price may be determined, in part, by the values of a Fund's investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund's portfolio as a whole are called "principal risks." The principal risks of a particular Fund are identified in the Fund's Fund Summary and are described in more detail in this section. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by the Fund can change over time. Securities and investment techniques mentioned in this section that appear in bold type are described in greater detail under "Characteristics and Risks of Securities and Investment Techniques." That section and "Investment Objectives and Policies" in the Statement of Additional Information ("SAI") also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money by investing in a Fund.

New/Small Fund Risk

A new or smaller Fund's performance may not represent how the Fund is expected to or may perform in the long term if and when it becomes larger and has fully implemented its investment strategies. Investment positions may have a disproportionate impact (negative or positive) on performance in new and smaller Funds. New and smaller Funds may also require a period of time before they are invested in securities that meet their investment objectives and policies and achieve a representative portfolio composition. Fund performance may be lower or higher during this "ramp-up" period, and may also be more volatile, than would be the case after the Fund is fully invested. Similarly, a new or smaller Fund's investment strategy may require a longer period of time to show returns that are representative of the strategy. New Funds have limited performance histories for investors to evaluate and new and smaller Funds may not attract sufficient assets to achieve investment and trading efficiencies. If a new or smaller Fund were to fail to successfully implement its investment strategies or achieve its investment objective, performance may be negatively impacted, and any resulting liquidation could create negative transaction costs for the Fund and tax consequences for investors.

Market Trading Risk

Each Fund is subject to secondary market trading risks. Once operational, shares of a Fund are listed for trading on an exchange, however, there can be no guarantee that an active trading market for such shares will develop or continue. Shares of a Fund may be listed or traded on U.S. and foreign (non-U.S.) exchanges other than the Fund's primary U.S. listing exchange. There can be no guarantee that a Fund's shares will continue trading on any exchange or in any market or that the Fund's shares will continue to meet the listing or trading requirements of any exchange or market. A Fund's shares may experience higher trading volumes on one exchange as compared to another and investors are subject to the execution and settlement risks of the market where their broker directs trades.

Secondary market trading in a Fund's shares may be halted by an exchange because of market conditions. Pursuant to exchange or market rules, trading in a Fund's shares on an exchange or in any market may be subject to trading halts caused by extraordinary market volatility. If secondary market trading is halted or an exchange closes earlier than anticipated, you may be unable to purchase or sell Fund shares. There can be no guarantee that a Fund's exchange listing or ability to trade its shares will continue or remain unchanged. In the event a Fund ceases to be listed on an exchange, the Fund may cease operating as an "exchange-traded" fund and operate as a mutual fund, provided that shareholders are given advance notice.

Buying or selling a Fund's shares on an exchange may require the payment of brokerage commissions. In addition, you may also incur the cost of the spread (the difference between the bid price and the ask price). The commission is frequently a fixed amount and may be a significant cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of a Fund based on their trading volume and market liquidity, and is generally less if the Fund has more trading volume and market liquidity and more if the Fund has less trading volume and market liquidity. Due to the costs inherent in buying or selling a Fund's shares, frequent trading may detract significantly from investment returns. Investment in a Fund's shares may not be advisable for investors who expect to engage in frequent trading.

Shares of a Fund may trade on an exchange at prices at, above or below their most recent NAV. The market prices of Fund shares will fluctuate, sometimes rapidly and materially, in response to changes in the Fund's NAV, the value of Fund holdings and supply and demand for Fund shares. Although the creation/redemption feature of the Funds generally makes it more likely that Fund shares will trade close to NAV, market volatility, lack of an active trading market for Fund shares, disruptions at market participants (such as Authorized Participants or market makers) and any disruptions in the ordinary functioning of the creation/redemption process may result in Fund shares trading significantly above (at a "premium") or below (at a "discount") NAV. Additionally, to the extent a Fund holds securities traded in markets that close at a different time from the Fund's listing exchange, liquidity in such securities may be reduced after the applicable closing times, and during the time when the Fund's listing exchange is open but after the applicable market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the Fund's shares' NAV may widen. You may be unable to sell your shares or may incur significant losses if you transact in Fund shares in these and other circumstances. Neither PIMCO nor the Trust can predict whether Fund shares will trade above, below or at NAV. A Fund's investment results are based on the Fund's daily NAV. Investors transacting in Fund shares in the secondary market, where market prices may differ from NAV, may experience investment results that differ from results based on the Fund's daily NAV. There are various methods by which investors can purchase and sell shares and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the Funds.

A Fund has a limited number of intermediaries that act as Authorized Participants, and none of these Authorized Participants are or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to a Fund and no other Authorized Participant is able and willing to create or redeem,

24	PROSPECTUS | PIMCO ETF Trust

Prospectus

shares may trade at a discount to NAV and possibly face trading halts and/ or delisting. Additionally, while Fund shares are listed for trading on an exchange, there can be no assurance that active trading markets for Fund shares will be maintained by market makers or Authorized Participants. Decisions by market makers or Authorized Participants to reduce their role or "step away" from these activities in times of market stress may inhibit the effectiveness of the creation/redemption process in maintaining the relationship between the underlying value of a Fund's holdings and the Fund's NAV. Such reduced effectiveness could result in the Fund's shares trading at a discount to its NAV and also in greater than normal intraday bid/ask spreads for the Fund's shares.

Interest Rate Risk

Interest rate risk is the risk that fixed income securities and other instruments in a Fund's portfolio will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund may lose money as a result of movements in interest rates. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. The values of equity and other non-fixed income securities may also decline due to fluctuations in interest rates. Inflation-indexed bonds, including Treasury Inflation-Protected Securities ("TIPS"), decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Fund's shares.

A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). This is especially true under current economic conditions because interest rates are near historically low levels. Thus, Funds currently face a heightened level of interest rate risk, especially as the Federal Reserve Board ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Federal Reserve Board continues to raise interest rates, there is a risk that rates across the financial system may rise.

During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns. Interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. Certain European countries have recently experienced negative interest rates on certain fixed income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent a Fund is exposed to such interest rates.

Measures such as average duration may not accurately reflect the true interest rate sensitivity of a Fund. This is especially the case if a Fund consists of securities with widely varying durations. Therefore, if a Fund has an average duration that suggests a certain level of interest rate risk, the Fund may in fact be subject to greater interest rate risk than the average would suggest. This risk is greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund.

Convexity is an additional measure used to understand a security's or Fund's interest rate sensitivity. Convexity measures the rate of change of duration in response to changes in interest rates. With respect to a security's price, a larger convexity (positive or negative) may imply more dramatic price changes in response to changing interest rates. Convexity may be positive or negative. Negative convexity implies that interest rate increases result in increased duration, meaning increased sensitivity in prices in response to rising interest rates. Thus, securities with negative convexity, which may include bonds with traditional call features and certain mortgage-backed securities, may experience greater losses in periods of rising interest rates. Accordingly, if a Fund holds holding such securities, the Fund may be subject to a greater risk of losses in periods of rising interest rates.

Call Risk

Call risk refers to the possibility that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security in which a Fund has invested, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Inflation-Indexed Security Risk

The value of inflation-indexed debt securities are subject to the effects of changes in real interest rates that may change as a result of different factors. In general, the value of an inflation-indexed security, including TIPS, tends to decrease when real interest rates increase and increase when real interest rates decrease. Interest payments on inflation-indexed securities will vary along with changes in the Consumer Price Index for All Urban Consumers (CPI-U) before seasonal adjustment (calculated by the Bureau of Labor Statistics). Thus generally, during periods of rising inflation, the value of inflation indexed securities will tend to increase and during periods of deflation, their value will tend to decrease. There can be no assurance that the inflation index used (i.e., CPI-U) will accurately measure the price increase of a certain good or service. Increases in the principal value of TIPS

October 27, 2017 | PROSPECTUS	25

Prospectus

due to inflation are considered taxable ordinary income for the amount of the increase in a calendar year.

Credit Risk

A Fund could lose money if the issuer or guarantor of a fixed income security (including a security purchased with securities lending collateral), or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of the credit of a security held by a Fund may decrease its value. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Measures such as average credit quality may not accurately reflect the true credit risk of a Fund. This is especially the case if the Fund consists of securities with widely varying credit ratings. Therefore, if a Fund has an average credit rating that suggests a certain credit quality, the Fund may in fact be subject to greater credit risk than the average would suggest. This risk is greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

High Yield Risk

Funds that invest in high yield securities and unrated securities of similar credit quality (commonly known as "high yield securities" or "junk bonds") may be subject to greater levels of credit risk, call risk and liquidity risk than funds that do not invest in such securities. These securities are considered predominantly speculative with respect to an issuer's continuing ability to make principal and interest payments, and may be more volatile than other types of securities. An economic downturn or individual corporate developments could adversely affect the market for these securities and reduce a Fund's ability to sell these securities at an advantageous time or price. An economic downturn would generally lead to a higher non-payment rate and, a high yield security may lose significant market value before a default occurs. High yield securities structured as zero-coupon bonds or pay-in-kind securities tend to be especially volatile as they are particularly sensitive to downward pricing pressures from rising interest rates or widening spreads and may require a Fund to make taxable distributions of imputed income without receiving the actual cash currency. Issuers of high yield securities may have the right to "call" or redeem the issue prior to maturity, which may result in a Fund having to reinvest the proceeds in other high yield securities or similar instruments that may pay lower interest rates. A Fund may also be subject to greater levels of liquidity risk than funds that do not invest in high yield securities. In addition, the high yield securities in which a Fund invests may not be listed on any exchange and a secondary market for such securities may be comparatively illiquid relative to markets for other more liquid fixed income securities. Consequently, transactions in high yield securities may involve greater costs than transactions in more actively traded securities. A lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make high yield debt more difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in a Fund being unable to realize full value for these securities and/or may result in a Fund not receiving the proceeds from a sale of a high yield security for an extended period after such sale, each of which could result in losses to a Fund. Because of the risks involved in investing in high yield securities, an investment in a Fund that invests in such securities should be considered speculative.

Market Risk

The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities. Credit ratings downgrades may also negatively affect securities held by the Fund. Even when markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.  For instance, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, and natural/environmental disasters can all negatively impact the securities markets, which could cause the Funds to lose value. Any market disruptions could also prevent a Fund from executing advantageous investment decisions in a timely manner. Funds that have focused their investments in a region enduring geopolitical market disruption will face higher risks of loss. Thus, investors should closely monitor current market conditions to determine whether a specific Fund meets their individual financial needs and tolerance for risk.

Current market conditions may pose heightened risks with respect to Funds that invest in fixed income securities. As discussed more under "Interest Rate Risk," interest rates in the U.S. are near historically low levels. However, continued economic recovery, the end of the Federal Reserve Board's quantitative easing program, and an increased likelihood of a rising interest rate environment increase the risk that interest rates will continue to rise in the near future. Any further interest rate increases in the future could cause the value of any Fund that invests in fixed income securities to decrease. As such, fixed income securities markets may experience heightened levels of interest rate, volatility and liquidity risk. If rising interest rates cause a Fund to lose enough value, the Fund could also face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund and its shareholders.

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Exchanges and securities markets may close early, close late or issue trading halts on specific securities, which may result in, among other things, a Fund being unable to buy or sell certain securities or financial instruments at an advantageous time or accurately price its portfolio investments. In addition, a Fund may rely on various third-party sources to calculate its NAV. As a result, a Fund is subject to certain operational risks associated with reliance on service providers and service providers' data sources. In particular, errors or systems failures and other technological issues may adversely impact the Fund's calculations of its NAV, and such NAV calculation issues may result in inaccurately calculated NAVs, delays in NAV calculation and/or the inability to calculate NAVs over extended periods. A Fund may be unable to recover any losses associated with such failures.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities. Illiquid securities may become harder to value, especially in changing markets. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to "make markets," are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.

In such cases, a Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that a Fund's principal investment strategies involve securities of companies with smaller market capitalizations, foreign (non-U.S.) securities, Rule 144A securities, illiquid sectors of fixed income securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. Finally, liquidity risk also refers to the risk of unusually high redemption requests, redemption requests by certain large shareholders such as institutional investors or asset allocators, or other unusual market conditions that may make it difficult for a Fund to sell investments within the allowable time period to meet redemptions. Meeting such redemption requests could require a Fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the Fund. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as a Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.

Certain accounts or PIMCO affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Fund's shares. Redemptions by these shareholders of their holdings in a Fund may impact the Fund's liquidity and NAV. These redemptions may also force a Fund to sell securities, which may negatively impact the Fund's brokerage costs.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole.

Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced under "Characteristics and Risks of Securities and Investment Techniques—Derivatives" in this prospectus and described in more detail under "Investment Objectives and Policies" in the SAI. The Funds typically use derivatives as a substitute for taking a position in the underlying asset, as part of strategies designed to gain exposure to, for example, issuers, portions of the yield curve, indexes, sectors, currencies, and/or geographic regions, and/or to reduce exposure to other risks, such as interest rate, credit, or currency risk. The Funds may also use derivatives for leverage, in which case their use would involve leveraging risk, and in some cases, may subject the Fund to the potential for unlimited loss. The use of derivatives may cause the Fund's investment returns to be impacted by the performance of securities the Fund does not own and result in a Fund's total investment exposure exceeding the value of its portfolio.

A Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk (which may be heightened for highly-customized derivatives), interest rate risk, market risk, credit risk and management risk, as well as risks arising from changes in applicable requirements. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative instrument may not correlate perfectly with the underlying asset, rate or index. By investing in a derivative instrument, the Fund could lose more than the initial amount invested and derivatives may increase the volatility of the Fund, especially in unusual or extreme market conditions. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful. In addition, a Fund's use of derivatives may increase or accelerate the amount of taxes

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payable by shareholders. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction.

Participation in the markets for derivative instruments involves investment risks and transaction costs to which a Fund may not be subject absent the use of these strategies. The skills needed to successfully execute derivative strategies may be different from those needed for other types of transactions. If the Fund incorrectly forecasts the value and/or creditworthiness of securities, currencies, interest rates, counterparties or other economic factors involved in a derivative transaction, the Fund might have been in a better position if the Fund had not entered into such derivative transaction. In evaluating the risks and contractual obligations associated with particular derivative instruments, it is important to consider that certain derivative transactions may be modified or terminated only by mutual consent of the Fund and its counterparty. Therefore, it may not be possible for a Fund to modify, terminate, or offset the Fund's obligations or the Fund's exposure to the risks associated with a derivative transaction prior to its scheduled termination or maturity date, which may create a possibility of increased volatility and/or decreased liquidity to the Fund. In such case, the Fund may lose money.

Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, appropriate derivative transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a Fund may wish to retain a Fund's position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other appropriate counterparty can be found. When such markets are unavailable, a Fund will be subject to increased liquidity and investment risk.

When a derivative is used as a hedge against a position that a Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying instrument, and there can be no assurance that a Fund's hedging transactions will be effective.

The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of a Fund's derivative transactions, impede the employment of the Fund's derivatives strategies, or adversely affect the Fund's performance.

Mortgage-Related and Other Asset-Backed Securities Risk

Mortgage-related and other asset-backed securities represent interests in "pools" of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause an investing Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. A Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Extension Risk

The issuer of a security held by the Fund (such as a mortgage-related or other asset-backed security) may under certain circumstances make principal payments on such security later than expected. This may occur, for example, when interest rates rise. Such later-than-expected principal payments decrease the value of the security held by the Fund. In addition, as payments are received later than expected, the Fund may miss the opportunity to reinvest in higher yielding securities.

Prepayment Risk

The issuer of a security held by the Fund (such as a mortgage-related or other asset-backed security) may under certain circumstances make principal payments on such security sooner than expected. This may occur, for example, when interest rates decline. Such sooner-than-expected principal payments may reduce the returns of the Fund because the Fund is forced to forego expected future interest payments on the principal amount paid back early and the Fund may be forced to reinvest the money it receives from such early payments at the lower prevailing interest rates. Additionally, the yield to maturity on an IO class of a stripped MBS ("SMBS") is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities.

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Foreign (Non-U.S.) Investment Risk

Certain Funds may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a Fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign (non-U.S.) securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign (non-U.S.) securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign (non-U.S.) investments. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk

Foreign (non-U.S.) investment risk may be particularly high to the extent a Fund invests in emerging market securities. Emerging market securities may present market, credit, currency, liquidity, legal, political and other risks different from, and potentially greater than, the risks of investing in securities and instruments economically tied to developed foreign countries. To the extent a Fund invests in emerging market securities that are economically tied to a particular region, country or group of countries, the Fund may be more sensitive to adverse political or social events affecting that region, country or group of countries. Economic, business, political, or social instability may affect emerging market securities differently, and often more severely, than developed market securities. A Fund that focuses its investments in multiple asset classes of emerging market securities may have a limited ability to mitigate losses in an environment that is adverse to emerging market securities in general. Emerging market securities may also be more volatile, less liquid and more difficult to value than securities economically tied to developed foreign countries. The systems and procedures for trading and settlement of securities in emerging markets are less developed and less transparent and transactions may take longer to settle. Rising interest rates, combined with widening credit spreads, could negatively impact the value of emerging market debt and increase funding costs for foreign issuers. In such a scenario, foreign issuers might not be able to service their debt obligations, the market for emerging market debt could suffer from reduced liquidity, and any investing Funds could lose money.

Sovereign Debt Risk

Sovereign debt risk is the risk that fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion. A sovereign entity's failure to make timely payments on its debt can result from many factors, including, without limitation, insufficient foreign currency reserves or an inability to sufficiently manage fluctuations in relative currency valuations, an inability or unwillingness to satisfy the demands of creditors and/or relevant supranational entities regarding debt service or economic reforms, the size of the debt burden relative to economic output and tax revenues, cash flow difficulties, and other political and social considerations. The risk of loss to the Fund in the event of a sovereign debt default or other adverse credit event is heightened by the unlikelihood of any formal recourse or means to enforce its rights as a holder of the sovereign debt. In addition, sovereign debt restructurings, which may be shaped by entities and factors beyond the Fund's control, may result in a loss in value of the Fund's sovereign debt holdings.

Leveraging Risk

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. In accordance with federal securities laws, rules, and staff positions, PIMCO will mitigate its leveraging risk by segregating or "earmarking" liquid assets or otherwise covering transactions that may give rise to such risk. A Fund also may be exposed to leveraging risk by borrowing money for investment purposes. Leveraging may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities. Certain types of leveraging transactions, such as short sales that are not "against the box," could theoretically be subject to unlimited losses in cases where a Fund, for any reason, is unable to close out the transaction. In addition, to the extent a Fund borrows money, interest costs on such borrowings may not be recovered by any appreciation of the securities purchased with the borrowed amounts and could exceed the Fund's investment returns, resulting in greater losses. Moreover, to make payments of interest and other loan costs, a Fund may be forced to sell portfolio securities when it is not otherwise advantageous to do so.

Management and Tracking Error Risk

Each Fund is subject to management risk. PIMCO and each individual portfolio manager will apply investment techniques and risk analysis in making investment decisions for the Funds, but there can be no guarantee that these decisions will produce the desired results. Certain securities or other instruments in which a Fund seeks to invest may not be available in the quantities desired. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may restrict or prohibit a Fund's ability to participate in certain investments. In such circumstances, PIMCO

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or the individual portfolio managers may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Fund. Additionally, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and each individual portfolio manager in connection with managing the Funds and may also adversely affect the ability of the Funds to achieve their investment objectives. There also can be no assurance that all of the personnel of PIMCO will continue to be associated with PIMCO for any length of time. The loss of the services of one or more key employees of PIMCO could have an adverse impact on the Fund's ability to realize its investment objective.

A Fund may not invest in every component security of its underlying index. Imperfect correlation between a Fund's portfolio and its underlying index, asset valuation, timing variances, changes to the underlying index and regulatory requirements may cause the Fund's performance to diverge from the performance of its underlying index. Tracking error may also result because a Fund incurs fees and expenses while its underlying index does not incur such fees and expenses. Such expenses include the costs of buying and selling securities, such as when a Fund rebalances its portfolio to reflect changes in the composition of the underlying index. These expenses may be higher for a Fund investing in foreign (non-U.S.) securities. The performance of a Fund and the underlying index may vary due to differences between the Fund's portfolio and the underlying index due to legal restrictions, cost or liquidity restraints. The risk that performance of a Fund and the underlying index may vary may be heightened during periods of market volatility or other unusual market conditions. Because an underlying index is not subject to the tax diversification requirements to which a Fund must adhere, the Fund may be required to deviate its investments from the securities and relative weightings of its underlying index. For tax efficiency purposes, a Fund may sell certain securities to realize losses, which will result in a deviation from its underlying index. A Fund may not be fully invested at times either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and to pay expenses. In addition, a Fund's use of a representative sampling approach may cause the Fund to be less correlated with the return of the underlying index than if the Fund held all of the securities in the underlying index with the same relative weightings as the underlying index.

Indexing Risk

Each Fund uses an indexing approach and may be affected by a general decline in market segments or asset classes relating to its underlying index. A Fund invests in securities and instruments included in, or representative of, its underlying index regardless of the investment merits of the underlying index. Additionally, errors in the construction or calculation of a Fund's underlying index may occur from time to time, and the index provider may not identify or correct such errors for some period of time. Any such underlying index construction or calculation error may adversely impact the Fund.

Disclosure of Portfolio Holdings

Please see "Disclosure of Portfolio Holdings" in the SAI for information about the availability of the complete schedule of each Fund's holdings.

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Management of the Funds

Investment Manager

PIMCO serves as the investment manager for the Funds. Subject to the supervision of the Board of Trustees, PIMCO is responsible for managing the investment activities of the Funds and the Funds' business affairs and other administrative matters.

PIMCO is located at 650 Newport Center Drive, Newport Beach, CA 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of September 30, 2017, PIMCO had approximately $1.68 trillion in assets under management.

Management Fees

The Funds pay PIMCO fees in return for providing investment advisory, supervisory and administrative services under an all-in fee structure. For the fiscal year ended June 30, 2017, the Funds paid monthly Management Fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of the Fund taken separately):

Fund Name	Management Fees
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	0.15%
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	0.15%
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	0.20%
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	0.20%
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	0.20%
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	0.55%
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	0.20%

In addition to providing investment advisory services, PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds bear other expenses which are not covered under the management fee which may vary and affect the total level of expenses paid by the shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, securities lending expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust's Independent Trustees and their counsel. PIMCO generally earns a profit on the management fee paid by the Funds. Also, under the terms of the investment management agreement, PIMCO, and not Fund shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

A discussion of the basis for the Board of Trustees' approval of the Funds' investment management agreement is available in the Funds' Semi-Annual Report to shareholders for the fiscal half-year ended December 31, 2016.

Expense Limitation Agreement

Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive its Management Fee, or reimburse each Fund, to the extent that the Fund's organizational expenses and pro rata share of Trustee fees exceed 0.0049% (the "Expense Limit") (calculated as a percentage of the Fund's average daily net assets). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. In any month in which the investment management agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the Management Fee waived or reimbursed as set forth above (the "Reimbursement Amount") during the previous thirty-six months, provided that such amount paid to PIMCO will not: 1) together with any organizational expenses and pro rata Trustee fees, exceed, for such month, the Expense Limit; 2) exceed the total Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO.

Individual Portfolio Manager

The following individuals have primary responsibility for managing each of the noted Funds.

Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund PIMCO Broad U.S. TIPS Index Exchange-Traded Fund PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	Jeremie Banet	12/15 12/15 12/15

Executive Vice President, PIMCO. Mr. Banet first joined PIMCO in 2011 and rejoined the firm in 2014. He is a portfolio manager on the real return team. Prior to joining PIMCO, he worked on U.S. inflation trading at Nomura. Previously he was with BNP Paribas, most recently as head of U.S. inflation trading. Mr. Banet holds a Masters in applied economics and an undergraduate degree from Paris IX Dauphine University.

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Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	Michael Cudzil	2/16 2/16	Executive Vice President, PIMCO. Mr. Cudzil is a portfolio manager and mortgage specialist. Prior to joining PIMCO in 2012, he worked as a managing director and head of pass-through trading at Nomura.

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

	Matthew P. Dorsten	12/15 12/15 12/15 12/15 12/15 12/15 12/15	Senior Vice President, PIMCO. Mr. Dorsten is a member of the quantitative portfolio management group, focusing on quantitative strategy and passive replication. Mr. Dorsten joined PIMCO in 2006.
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	Andrew Jessop	12/15

Executive Vice President, PIMCO. Mr. Jessop joined PIMCO in 2009, as a senior portfolio manager and head of the high yield team. Prior to joining PIMCO, he was a managing director, portfolio manager and co-head of the high yield group at Goldman Sachs Asset Management, where he spent twelve years.

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	Mohit Mittal	12/15

Managing Director, PIMCO. Mr. Mittal is a portfolio manager in the Newport Beach office He manages investment grade credit, total return and unconstrained bond portfolios and is a member of the Americas Portfolio Committee. Previously, he was a specialist on PIMCO's interest rates and derivatives desk. Mr. Mittal joined the firm in 2007 and holds an MBA in finance from the Wharton School of the University of Pennsylvania and an undergraduate degree in computer science from Indian Institute of Technology (IIT) in Delhi, India.

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	Stephen Rodosky	12/15 12/15	Managing Director, PIMCO. Mr. Rodosky joined PIMCO in 2001 and specializes in portfolio management of treasuries, agencies and futures.

Please see the SAI for additional information about other accounts managed by the portfolio managers, the portfolio managers' compensation and the portfolio managers' ownership of shares of the Funds.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Investment Adviser, the Distributor (as defined below), the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this prospectus nor summary prospectus, the Trust's SAI, any contracts filed as exhibits to the Trust's registration statement, nor any other communications, disclosure documents or regulatory filings from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend this, or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust's then-current prospectus or SAI.

Distributor

The Trust's Distributor is PIMCO Investments LLC ("Distributor"). The Distributor, located at 1633 Broadway, New York, NY 10019, is a broker-dealer registered with the SEC. The Distributor distributes Creation Units for the Funds and does not maintain a secondary market in shares of the Funds.

Distribution and Servicing Plan

The Trust has adopted a Distribution and Servicing Plan (the "12b-1 Plan") for shares of the Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). The 12b-1 Plan permits compensation in connection with the distribution and marketing of Fund shares and/or the provision of certain shareholder services. The 12b-1 Plan permits the Fund to pay compensation at an annual rate of up to 0.25% of the Fund's average daily net assets. However, the Board of Trustees has determined not to authorize payment of a 12b-1 Plan fee at this time.

The 12b-1 fee may only be imposed or increased when the Board of Trustees determines that it is in the best interests of shareholders to do so. Because these fees are paid out of the Fund's assets on an ongoing basis, to the extent that a fee is authorized, over time they will increase the cost of an investment in the Fund. The 12b-1 Plan fee may cost an investor more than other types of sales charges.

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Payments to Broker-Dealers and Other Financial Intermediaries

PIMCO and/or the Distributor ("PIMCO Entities") may make payments to broker-dealers or other financial intermediaries (each, an "Intermediary") related to activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about the Funds or for other activities, such as participation in marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems. PIMCO Entities may also make payments to Intermediaries for certain printing, publishing and mailing costs associated with the Funds or materials relating to ETFs in general. In addition, PIMCO Entities may make payments to Intermediaries that make Fund shares available to their clients or for otherwise promoting the Funds. Such payments, which may be significant to the Intermediary, are not made by a Fund. Rather, such payments are made by PIMCO Entities from their own resources, which may come directly or indirectly in part from management fees paid by the Funds. Payments of this type are sometimes referred to as marketing support or revenue-sharing payments. An Intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the marketing support payments it is eligible to receive. Therefore, such payments to an Intermediary create conflicts of interest between the Intermediary and its customers and may cause the Intermediary to recommend a Fund over another investment. More information regarding these payments is contained in the SAI. A shareholder should contact his or her Intermediary's salesperson or other investment professional for more information regarding any such payments the Intermediary firm may receive from PIMCO Entities.

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Buying and Selling Shares

Shares of the Funds are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. However, there can be no guarantee that an active trading market will develop or be maintained, or that the Fund shares listing will continue or remain unchanged. The Trust does not impose any minimum investment for shares of a Fund purchased on an exchange. Buying or selling a Fund's shares involves certain costs that apply to all securities transactions. When buying or selling shares of a Fund through a financial intermediary, you may incur a brokerage commission or other charges determined by your financial intermediary. Due to these brokerage costs, if any, frequent trading may detract significantly from investment returns. In addition, you may also incur the cost of the spread (the difference between the bid price and the ask price). The commission is frequently a fixed amount and may be a significant cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of a Fund based on their trading volume and market liquidity, and is generally less if the Fund has more trading volume and market liquidity and more if the Fund has less trading volume and market liquidity.

Shares of a Fund may be acquired through the Distributor or redeemed directly with the Fund only in Creation Units or multiples thereof, as discussed in the "Creations and Redemptions" section of the SAI. Once created, shares of a Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Trust's Board of Trustees has not adopted a policy of monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of potential arbitrage opportunities presented by a lag between a change in the value of a Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"). The Trust believes this is appropriate because an ETF, such as each Fund, is intended to be attractive to arbitrageurs, as trading activity is critical to ensuring that the market price of Fund shares remains at or close to NAV. Since each Fund issues and redeems Creation Units at NAV plus applicable transaction fees, and each Fund's shares may be purchased and sold on NYSE Arca at prevailing market prices, the risks of frequent trading are limited.

Each Fund's primary listing exchange is NYSE Arca. NYSE Arca is open for trading Monday through Friday and is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

A "Business Day" with respect to the Funds is each day NYSE Arca is open. Orders from Authorized Participants to create or redeem Creation Units will only be accepted on a Business Day. On days when NYSE Arca closes earlier than normal, a Fund may require orders to create or redeem Creation Units to be placed earlier in the day. See the SAI for more information.

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to PIMCO and the Trust, including that such investment companies enter into an agreement with the Trust.

The Trust typically does not offer or sell its shares to non-U.S. resident Authorized Participants. For purposes of this policy, a U.S. resident is defined as an account with (i) a U.S. address of record and (ii) all account owners residing in the U.S. at the time of sale.

Book Entry

Shares of a Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Funds and is recognized as the owner of all shares for all purposes.

Investors owning shares of a Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Funds. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other exchange-traded securities that you hold in book-entry or "street name" form.

Share Prices

The trading prices of a Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday indicative value ("IIV") of a Fund is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are primarily listed or by market data vendors or other information providers. The IIV is based on the current market value of the securities and/or cash included in a Fund's IIV basket. The IIV does not necessarily reflect the precise composition of the current portfolio of securities and instruments held by a Fund at a particular point in time or the best possible valuation of the current portfolio. Unlike a Fund's NAV, the IIV may not reflect estimated accrued interest, dividends and other income, or Fund expenses. Therefore, the IIV should not be viewed as a "real-time" update of the NAV, which is computed only once a day. The IIV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities and instruments included in a Fund's IIV basket. The Fund is not involved in, or responsible for, the calculation or dissemination of the IIV and makes no representation or warranty as to its accuracy. An inaccuracy in the IIV could result from various factors, including the difficulty of pricing portfolio instruments on an intraday basis.

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Premiums and Discounts

There may be differences between the daily market prices on secondary markets for shares of a Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. See "How Net Asset Value Is Determined" below. The price used to calculate market returns ("Market Price") of a Fund generally is determined using the midpoint between the highest bid and the lowest offer on the national securities exchange on which shares of the Fund are primarily listed for trading, as of the time that the Fund's NAV is calculated. A Fund's Market Price may be at, above or below its NAV. The NAV of a Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of a Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and the Market Price of a Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV. A discount or premium could be significant.  Information regarding the frequency of daily premiums or discounts, generally at the time the NAV is calculated, during a Fund's four previous calendar quarters (or for the life of the Fund, if shorter) can be found at www.pimcoetfs.com.

Expenses

An index is a statistical composite that tracks a specified financial market or sector. Unlike a Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, index returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, index returns would be lower. The index's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of a Fund will vary with changes in market conditions. Shares of a Fund may be worth more or less than their original cost when they are redeemed or sold in the market.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Funds' prospectus and each annual and semi-annual report, when available, will be mailed to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact the financial intermediary through which you hold your shares.

How Net Asset Value Is Determined

The NAV of a Fund's shares is determined by dividing the total value of a Fund's portfolio investments and other assets attributable to that Fund, less any liabilities, by the total number of shares outstanding of that Fund.

On each day that the NYSE is open, Fund shares are ordinarily valued as of the close of regular trading ("NYSE Close"). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds' approved pricing services, quotation reporting systems and other third-party sources (together, "Pricing Services"). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of a Fund's assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund's NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security's value has materially changed after the close of the security's primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S.

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securities. For these purposes, any movement in the applicable reference index or instrument ("zero trigger") between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund's portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments, and in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those instruments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV. Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services' prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Fund's securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. The Funds, except the PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund, intend to declare and distribute income dividends monthly to shareholders of record. The PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund intends to declare and distribute income dividends quarterly to shareholders of record. In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Funds.

No dividend reinvestment service is provided by the Trust. Financial intermediaries may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of Fund shares for reinvestment of their dividend distributions. Beneficial owners should contact their financial intermediary to determine the availability and costs of the service and the details of participation therein. Financial intermediaries may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and net capital gains will be automatically reinvested in additional whole shares of a Fund purchased in the secondary market.

Tax Consequences

The following information is meant as a general summary for U.S. taxpayers. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in any Fund.

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Taxes on Fund Distributions. If you are subject to U.S. federal income tax, you will be subject to tax on taxable Fund distributions. For federal income tax purposes, taxable Fund distributions will be taxable to you as either ordinary income or capital gains.

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Fund taxable dividends (i.e., distributions of investment income) are generally taxable to you as ordinary income. Federal taxes on Fund distributions of gains are determined by how long a Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of gains from investments that the Fund owned for more than one year will generally be taxable to you as long-term capital gains. Distributions of gains from investments that the Fund owned for one year or less, including income from securities lending, will generally be taxable to you as ordinary income.

The tax treatment of income, gains and losses attributable to foreign currencies (and derivatives on such currencies), and various other special tax rules applicable to certain financial transactions and instruments could affect the amount, timing and character of the Fund's distributions. In some cases, these tax rules could also result in a retroactive change in the tax character of prior distributions and may also possibly cause all, or a portion, of prior distributions to be reclassified as returns of capital for tax purposes. See "Returns of Capital" below.

Fund distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of a Fund distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.

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Taxes When You Sell Your Shares. Any gain resulting from the sale of Fund shares will generally be subject to federal income tax. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

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Returns of Capital. If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

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A Note on the PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund, the PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund, and the PIMCO Broad U.S. TIPS Index Exchange-Traded Fund. Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in a Fund's gross income. Due to original issue discount, a Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year of such adjustment may be characterized in some circumstances as a return of capital.

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Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds certain threshold amounts.

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Important Tax Reporting Considerations. The Internal Revenue Code of 1986 requires reporting of adjusted cost basis information for covered securities, which generally include shares of a regulated investment company acquired after January 1, 2012, to the Internal Revenue Service ("IRS") and to taxpayers. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

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Backup Withholding.Shareholders may be subject to U.S. federal income tax withholding with respect to distributions payable to shareholders if they fail to provide their correct taxpayer identification number or to make required certifications, or if they have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against U.S. federal income tax liability.

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Foreign Withholding Taxes. A Fund may be subject to foreign withholding or other foreign taxes, which in some cases can be significant on any income or gain from investments in foreign securities. In that case, the Fund's total return on those securities would be decreased. Although in some cases the Fund may be able to apply for a refund of a portion of such taxes, the ability to successfully obtain such a refund may be uncertain. Each Fund may generally deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, a Fund that invests more than 50% of its assets in the stock or securities of foreign corporations or foreign governments at the end of its taxable year may make an election to treat a proportionate amount of eligible foreign taxes as constituting a taxable distribution to each shareholder, which would, subject to certain limitations, generally allow the shareholder to either (i) credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) take that amount as an itemized deduction.

Foreign shareholders may be subject to U.S. tax withholding of 30% (or lower applicable treaty rate) on distributions by a Fund. Additionally, the Funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends as well as (effective January 1, 2019) redemption proceeds and certain capital gain dividends distributed to certain non-U.S. entities that fail to comply (or are deemed noncompliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the Funds to determine whether withholding is required.

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This "Tax Consequences" section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the "Taxation" in the SAI for additional information regarding the tax aspects of investing in the Funds.

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Funds described under "Fund Summaries" and "Description of Principal Risks" above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Funds from time to time. Most of these securities and investment techniques described herein are discretionary, which means that PIMCO can decide whether to use them or not. This prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any fund, investors in the Funds rely on the professional investment judgment and skill of PIMCO and the individual portfolio managers. Please see "Investment Objectives and Policies" in the SAI for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

Investors should be aware that the investments made by a Fund and the results achieved by a Fund at any given time are not expected to be the same as those made by other funds for which PIMCO acts as investment adviser, including funds with names, investment objectives and policies similar to a Fund. This may be attributable to a wide variety of factors, including, but not limited to, the use of a different portfolio management team or strategy, when a particular fund commenced operations or the size of a particular fund, in each case as compared to other similar funds. Significant purchases and redemptions of its Creation Units may adversely impact a Fund's portfolio management. For example, a Fund may be forced to sell a comparatively large portion of its portfolio to meet significant Creation Unit redemptions for cash, or hold a comparatively large portion of its portfolio in cash due to significant Creation Unit purchases for cash, in each case when the Fund otherwise would not seek to do so. Such transactions may cause Funds to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also accelerate the realization of taxable income if sales of securities resulted in gains and the Fund redeems Creation Units for cash, or otherwise cause a Fund to perform differently than intended. Similarly, significant purchases of its Creation Units for cash may adversely affect a Fund's performance to the extent the Fund is delayed in investing new cash and, as a result, holds a proportionally larger cash position than under ordinary circumstances. While such risks may apply to Funds of any size, such risks are heightened in Funds with fewer assets under management. In addition, new Funds may not be able to fully implement their investment strategy immediately upon commencing investment operations, which could reduce investment performance.

Certain PIMCO-advised funds (the "PIMCO Funds of Funds") invest substantially all or a significant portion of their assets in other PIMCO-advised funds, including the Funds ("Underlying PIMCO Funds"). In some cases, the PIMCO Funds of Funds and certain funds managed by investment advisers affiliated with PIMCO ("Affiliated Funds of Funds") may be the predominant or sole shareholders of a particular Underlying PIMCO Fund. Investment decisions made with respect to the PIMCO Funds of Funds and Affiliated Funds of Funds could, under certain circumstances, negatively impact the Underlying PIMCO Funds with respect to the expenses and investment performance of the Underlying PIMCO Funds. For instance, large purchases or redemptions of exchange-traded shares of a Fund by the PIMCO Funds of Funds and Affiliated Funds of Funds, whether as part of a reallocation or rebalancing strategy or otherwise, may indirectly result in the Underlying PIMCO Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could increase an Underlying PIMCO Fund's transaction costs and accelerate the realization of taxable income if sales of securities resulted in gains and the Fund redeems Creation Units for cash. Additionally, as the PIMCO Funds of Funds and Affiliated Funds of Funds may invest substantially all or a significant portion of their assets in Underlying PIMCO Funds, the Underlying PIMCO Funds may not acquire securities of other registered open-end investment companies in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act, thus limiting the Underlying PIMCO Funds' investment flexibility.

Investment Selection

Each Fund seeks total return that closely corresponds, before fees and expenses, to the total return of the Funds' underlying index. The "total return" sought by a Fund consists of both income earned on a Fund's investments and capital appreciation, if any, arising from increases in the market value of a Fund's holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. Capital appreciation of inflation-linked bonds, such as TIPS, generally results from decreases in real interest rates and increased inflation.

In selecting securities and instruments for a Fund, PIMCO seeks to track the component securities of a Fund's underlying index. PIMCO may invest in a combination of component securities and other investments, or in component securities but in different proportions as compared to the weighting of the underlying index, such that the portfolio effectively provides exposure to the underlying index. When using a representative sampling strategy, PIMCO attempts to match the risk and return characteristics of a Fund's portfolio to the risk and return characteristics of a Fund's underlying index. PIMCO subdivides the underlying index into small categories of securities with similar features and characteristics. PIMCO generally divides the underlying index into parameters that determine a particular bond's risk and expected return (e.g., duration, sector, credit rating, coupon, and the presence of any embedded options). After each security in the underlying index is assigned to a subcategory, PIMCO begins to construct a Fund's portfolio by selecting representative bonds from each subcategory. The representative sample of bonds chosen from each subcategory is intended to closely correlate to the duration, sector, credit rating, coupon and option characteristics of the underlying index as a whole.

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There are many potential benefits to using a representative sampling strategy with respect to a Fund. For example, PIMCO can avoid bonds that are relatively expensive (i.e., bonds that trade at perceived higher prices or lower yields due to supply demand) but have the same relative risk, value, duration and other characteristics as less expensive bonds. In addition, the use of sampling techniques permit PIMCO to exclude bonds that it believes will soon be deleted from the underlying index. PIMCO can also avoid holding bonds it deems less liquid than other bonds with similar characteristics which facilitates a more tradable portfolio. Furthermore, PIMCO can develop a basket of component securities that is easier to construct and less expensive to trade, thereby potentially improving arbitrage opportunities.

Fixed Income Instruments

"Fixed Income Instruments," as used generally in this prospectus, includes:

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securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");

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corporate debt securities of U.S. and non-U.S. issuers, including corporate commercial paper;

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mortgage-backed and other asset-backed securities;

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inflation-indexed bonds issued both by governments and corporations;

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structured notes, including hybrid or "indexed" securities and event-linked bonds;

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bank capital and trust preferred securities;

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loan participations and assignments;

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delayed funding loans and revolving credit facilities;

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bank certificates of deposit, fixed time deposits and bankers' acceptances;

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repurchase agreements on Fixed Income Instruments and reverse repurchase agreements on Fixed Income Instruments;

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debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

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obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and

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obligations of international agencies or supranational entities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

The Funds, to the extent permitted by the 1940 Act, or exemptive relief therefrom, may invest in derivatives based on Fixed Income Instruments.

Duration

Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates that incorporates a security's yield, coupon, final maturity and call features, among other characteristics. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of eight years would be expected to fall approximately 8% if interest rates rose by one percentage point. Similarly, the price of a bond fund with an average duration of fifteen years would be expected to fall approximately 15% if interest rates rose by one percentage point. Conversely, the price of a bond fund with an average duration of negative three years would be expected to rise approximately 3% if interest rates rose by one percentage point. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates, as well as the time until an interest rate is reset (in the case of variable-rate securities). PIMCO uses an internal model for calculating duration, which may result in a different value for the duration of an index compared to the duration calculated by the index provider or another third party.

U.S. Government Securities

U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. The U.S. Government does not guarantee the NAV of a Fund's shares. U.S. Government Securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Some U.S. Government Securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. Government Securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities may have less credit risk than U.S. Government Securities not supported by the full faith and credit of the United States. Such other types of U.S. Government Securities are: (1) supported by the ability of the issuer to borrow from the U.S. Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; or (3) supported by the United States in some other way. These securities may be subject to greater credit risk. U.S. Government Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Mortgage-Related and Other Asset-Backed Securities

Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-

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backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. See "Extension Risk" and "Prepayment Risk" below. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

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Extension Risk. Mortgage-related and other asset-backed securities are subject to Extension Risk, which is the risk that the issuer of such a security pays back the principal of such an obligation later than expected. This may occur when interest rates rise. This may negatively affect Fund returns, as the value of the security decreases when principal payments are made later than expected. In addition, because principal payments are made later than expected, a Fund may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates.

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Prepayment Risk. Mortgage-related and other asset-backed securities are subject to Prepayment Risk, which is the risk that the issuer of such a security pays back the principal of such an obligation earlier than expected (due to the sale of the underlying property, refinancing, or foreclosure). This may occur when interest rates decline. Prepayment may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. Certain Funds may invest up to 5% of their total assets in any combination of mortgage-related or other asset-backed IO, PO or inverse floater securities.

Certain Funds may invest in each of collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), other collateralized debt obligations ("CDOs") and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high-risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. Certain Funds may invest in other asset-backed securities that have been offered to investors.

Reinvestment

Each Fund may be subject to the risk that the returns of the Fund will decline during periods of falling interest rates because the Fund may have to reinvest the proceeds from matured, traded or called debt obligations at interest rates below the Fund's current earnings rate. For instance, when interest rates decline, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, thereby forcing the Fund to invest in lower-yielding securities. A Fund also may choose to sell higher-yielding portfolio securities and to purchase lower-yielding securities to achieve greater portfolio diversification, because the Fund's portfolio manager believes the current holdings are overvalued or for other investment-related reasons. A decline in the returns received by a Fund from its investments is likely to have an adverse effect on the Fund's NAV, yield and total return.

Focused Investment

To the extent that a Fund focuses its investments in a particular sector, the Fund may be susceptible to loss due to adverse developments affecting that sector. These developments include, but are not limited to, governmental regulation; inflation; rising interest rates; cost increases in raw materials, fuel and other operating expenses; technological innovations that may render existing products and equipment obsolete; competition from new entrants; high research and development costs; increased costs associated with compliance with environmental or other governmental regulations; and other economic, business or political developments specific to that sector. Furthermore, a Fund may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to the types of developments described above, which will subject the Fund to greater risk. A Fund also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular issuer, market, asset class, country or geographic region.

Loan Participations and Assignments

Certain Funds may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

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Corporate Debt Securities

Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities. In addition, certain corporate debt securities may be highly customized and as a result may be subject to, among others, liquidity and pricing transparency risks.

High Yield Securities and Distressed Companies

Securities rated lower than Baa by Moody's, or equivalently rated by S&P or Fitch, are sometimes referred to as "high yield securities" or "junk bonds." Issuers of these securities may be distressed and undergoing restructuring, bankruptcy or other proceedings in an attempt to avoid insolvency. Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield and distressed company securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities and debt securities of distressed companies may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Certain Funds may invest in securities that are in default with respect to the payment of interest or repayment of principal, or present an imminent risk of default with respect to such payments. Issuers of securities in default may fail to resume principal or interest payments, in which case a Fund may lose its entire investment.

Variable and Floating Rate Securities

Variable and floating rate securities are securities that pay interest at rates that adjust whenever a specified interest rate changes and/or that reset on predetermined dates (such as the last day of a month or a calendar quarter). Certain Funds may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Certain Funds may also invest in inverse floating rate debt instruments ("inverse floaters"). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. Certain Funds may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO or inverse floater securities. Residual interest bonds are a type of inverse floater.

Inflation-Indexed Bonds

Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. TIPS may also be divided into individual zero-coupon instruments for each coupon or principal payment (known as "iSTRIPS"). An iSTRIP of the principal component of a TIPS issue will retain the embedded deflation floor that will allow the holder of the security to receive the greater of the original principal or inflation-adjusted principal value at maturity. iSTRIPS may be less liquid than conventional TIPS because they are a small component of the TIPS market.

Municipal inflation-indexed securities are municipal bonds that pay coupons based on a fixed rate plus CPI. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation. At the same time, the value of municipal inflation-indexed securities and such corporate inflation-indexed securities generally will not increase if the rate of inflation decreases. Because municipal inflation-indexed securities and corporate inflation-indexed securities are a small component of the municipal bond and corporate bond markets, respectively, they may be less liquid than conventional municipal and corporate bonds.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Exposure

Each Fund may obtain event-linked exposure by investing in "event-linked bonds" or "event-linked swaps" or by implementing "event-linked strategies." Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics related to such events. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, a Fund may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose a Fund to certain unanticipated risks including counterparty risk, adverse regulatory or jurisdictional

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interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Foreign (Non-U.S.) Securities

The PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded and the PIMCO Investment Grade Corporate Bond Index Exchange-Traded Funds may invest in securities and instruments that are economically tied to foreign (non-U.S.) countries. PIMCO generally considers an instrument to be economically tied to a non-U.S. country if the issuer is a foreign (non-U.S.) government (or any political subdivision, agency, authority or instrumentality of such government), or if the issuer is organized under the laws of a non-U.S. country. A Fund's investments in foreign securities may include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and similar securities that represent interests in a non-U.S. company's securities that have been deposited with a bank or trust and that trade on a U.S. exchange or over-the-counter. ADRs, EDRs and GDRs may be less liquid or may trade at a different price than the underlying securities of the issuer. In the case of certain money market instruments, such instruments will be considered economically tied to a non-U.S. country if either the issuer or the guarantor of such money market instrument is organized under the laws of a non-U.S. country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets are foreign currencies (or baskets or indexes of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or if the underlying assets are certain money market instruments, if either the issuer or the guarantor of such money market instruments is organized under the laws of a non-U.S. country). Further, where a derivative instrument is exposed to an index, PIMCO generally considers the derivative to be economically tied to each country represented by the components of the underlying index pursuant to the criteria set forth in the preceding sentence.

Investing in foreign (non-U.S.) securities involves special risks and considerations not typically associated with investing in U.S. securities. Investors should consider carefully the substantial risks involved for Funds that invest in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self- sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign (non-U.S.) securities markets may change independently of each other. Also, foreign (non-U.S.) securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign (non-U.S.) securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign (non-U.S.) securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

The Funds that may invest in foreign (non-U.S.) securities also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

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Emerging Market Securities. The PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded and PIMCO Investment Grade Corporate Bond Index Exchange-Traded Funds may invest in securities and instruments that are economically tied to developing (or "emerging market") countries. The Fund is subject to the limitation on investment in emerging market securities and instruments noted in the Fund Summaries. PIMCO generally considers an instrument to be economically tied to an emerging market country if: the issuer is organized under the laws of an emerging market country; the currency of settlement of the security is a currency of an emerging market country; the security is guaranteed by the government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government); for an asset-backed or other collateralized security, the country in which the collateral backing the security is located is an emerging market country; or the security's "country of exposure" is an emerging market country, as determined by the criteria set forth below. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries or if an instrument's "country of exposure" is an emerging market country. A security's "country of exposure" is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the "country of exposure." The factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located; (ii) the "country of risk" of the issuer; (iii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee; (iv) the "country of risk" of the issuer's ultimate parent; or (v) the country where the issuer is organized or incorporated under the laws thereof. "Country of risk" is a separate four-part test determined by the following factors, listed in order of importance: (i) management location; (ii) country of primary listing; (iii) sales or revenue attributable to the country; and (iv) reporting currency of the issuer. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In making investments in emerging market securities, a Fund

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emphasizes those countries with relatively low gross national product per capita and with the potential for rapid economic growth. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors it believes to be relevant.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign (Non-U.S.) Currencies

Direct investments in foreign (non-U.S.) currencies or in securities that trade in, or receive revenues in, foreign (non-U.S.) currencies will be subject to currency risk. Foreign (non-U.S.) currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

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Foreign Currency Transactions. Funds that invest in securities denominated in foreign (non-U.S.) currencies may engage in foreign (non-U.S.) currency transactions on a spot (cash) basis, enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Foreign currency transactions, like currency exchange rates, can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may prevent or restrict a Fund's ability to enter into foreign currency transactions, force the Fund to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for the Fund, any of which may result in a loss to the Fund. A contract to sell a foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. A Fund will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with the procedures established by the Board of Trustees (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under forward foreign currency exchange contracts.

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Redenomination. Continuing uncertainty as to the status of the euro and the European Monetary Union (the "EMU") has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets and on the values of a Fund's portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, a Fund's investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to currency risk,

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liquidity risk and risk of improper valuation to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. A Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

There can be no assurance that if a Fund earns income or capital gains in a non-U.S. country or PIMCO otherwise seeks to withdraw a Fund's investments from a given country, capital controls imposed by such country will not prevent, or cause significant expense in, doing so.

Repurchase Agreements

Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Fund's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days and which may not be terminated within seven days at approximately the amount at which a Fund has valued the agreements are considered illiquid securities.

Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings

Each Fund may enter into reverse repurchase agreements and dollar rolls, subject to the Fund's limitations on borrowings. A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. A dollar roll is similar except that the counterparty is not obligated to return the same securities as those originally sold by the Fund but only securities that are "substantially identical." Reverse repurchase agreements and dollar rolls may be considered borrowing for some purposes. A Fund will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements and dollar rolls. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Fund.

Each Fund may borrow money to the extent permitted under the 1940 Act. This means that, in general, a Fund may borrow money from banks for any purpose in an amount up to 1/3 of the Fund's total assets, less all liabilities and indebtedness not represented by senior securities. A Fund may also borrow money for temporary administrative purposes in an amount not to exceed 5% of the Fund's total assets. In addition, a Fund may borrow from certain other PIMCO funds in inter-fund lending transactions to the extent permitted by an exemptive order from the SEC.

Derivatives

Each Fund may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, spreads between different interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on ETFs). Each Fund may invest some or all of its assets in derivative instruments, subject to the Fund's objective and policies. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. A description of these and other derivative instruments that the Funds may use are described under "Investment Objectives and Policies" in the SAI.

A Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund's exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund's investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the SAI. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

CPI Swap. A CPI swap is a fixed maturity, OTC derivative transaction in which the investor receives the "realized" rate of inflation as measured by the CPI-U over the life of the swap. The investor in turn pays a fixed annualized rate over the life of the swap. This fixed rate is often referred to as the "breakeven inflation" rate and is generally representative of the difference between treasury yields and TIPS yields of similar maturities at the initiation of the swap. CPI swaps are typically in "bullet" format, where all cash flows are exchanged at maturity. In addition to counterparty risk, CPI swaps are also subject to inflation risk, where the swap can potentially lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (fixed breakeven rate) that the investor agrees to pay at the initiation of the swap.

Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk. The use of certain derivative instruments involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required

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payments or otherwise comply with the contract's terms. Additionally, a short position in a credit default swap could result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index could result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a portfolio manager may wish to retain a Fund's position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund's ability to use derivatives may also be limited by certain regulatory and tax considerations.

Correlation Risk. In certain cases, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. For example, a swap agreement on an ETF would not correlate perfectly with the index upon which the ETF is based because the fund's return is net of fees and expenses. In this regard, a Fund may seek to achieve its investment objective, in part, by investing in derivatives positions that are designed to closely track the performance (or inverse performance) of an index on a daily basis. However, the overall investment strategies of the Fund are not designed or expected to produce returns which replicate the performance (or inverse performance) of the particular index, and the degree of variation could be substantial, particularly over longer periods. There are a number of factors which may prevent a Fund, or derivatives or other strategies used by a Fund, from achieving a desired correlation (or inverse correlation) with an index. These may include, but are not limited to: (i) the impact of fund fees, expenses and transaction costs, including borrowing and brokerage costs/bid-ask spreads, which are not reflected in index returns; (ii) differences in the timing of daily calculations of the value of an index and the timing of the valuation of derivatives, securities and other assets held by a Fund and the determination of the NAV of Fund shares; (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which a Fund invests; (iv) a Fund having exposure to or holding less than all of the securities in the underlying index and/or having exposure to or holding securities not included in the underlying index; (v) large or unexpected movements of assets into and out of a Fund (due to share purchases or redemptions, for example), potentially resulting in the Fund being over- or under-exposed to the index; (vi) the impact of accounting standards or changes thereto; (vii) changes to the applicable index that are not disseminated in advance; (viii) a possible need to conform a Fund's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; and (ix) fluctuations in currency exchange rates.

Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund's interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions. The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of the Fund's derivative transactions, or impede the employment of the Fund's derivatives strategies, or adversely affect the Fund's performance.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. In addition, a Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

Delayed Funding Loans and Revolving Credit Facilities

Certain Funds may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and

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revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-Issued, Delayed Delivery and Forward Commitment Transactions

Each Fund may purchase or sell securities which it is eligible to purchase or sell on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that a Fund's other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund's overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated or "earmarked" to cover these positions. When a Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, a Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery or forward commitment basis without owning the security, a Fund will incur a loss if the security's price appreciates in value such that the security's price is above the agreed-upon price on the settlement date.

Investment in Other Investment Companies

Each Fund may invest in securities of other investment companies, such as open-end or closed-end management investment companies, including ETFs or in pooled accounts, or other unregistered accounts or investment vehicles to the extent permitted by the 1940 Act and the rules and regulations thereunder and any exemptive relief therefrom. A Fund may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash or when PIMCO believes share prices of other investment companies offer attractive values. As a shareholder of an investment company or other pooled vehicle, a Fund may indirectly bear investment advisory fees, supervisory and administrative fees, service fees and other fees which are in addition to the fees the Fund pays its service providers.

Subject to the restrictions and limitations of the 1940 Act, each Fund may, in the future, elect to pursue its investment objective either by investing directly in securities, or by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives and policies as the Fund.

Illiquid Securities

Each Fund may invest up to 15% of its net assets (taken at the time of investment) in illiquid securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of Portfolio Securities

For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see "Investment Objectives and Policies" in the SAI for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to a party arranging the loan. Cash collateral received by a Fund in securities lending transactions may be invested in short-term liquid fixed income instruments or in money market or short-term mutual funds, or similar investment vehicles, including affiliated money market or short-term mutual funds. A Fund bears the risk of such investments.

Portfolio Turnover

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as "portfolio turnover." When a portfolio manager deems it appropriate, and particularly during periods of volatile market movements, a Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, including, without limitation, to reflect changes in a Fund's Underlying Index, such as reconstitutions, additions or deletions of component securities. To the extent that Creation Unit purchases from and redemptions by a Fund are effected in cash, frequent purchases and redemptions may increase the rate of portfolio turnover. Higher portfolio turnover (e.g., an annual rate greater than 100% of the average value of the Fund's portfolio) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund's performance. Please see a Fund's "Fund Summary—Portfolio Turnover" or the "Financial Highlights" in this prospectus for the portfolio turnover rates of the Funds that were operational during the last fiscal year. In addition, large movements of cash into or out of a Fund may negatively impact a Fund's ability to achieve its investment objective or maintain a consistent level of operating expenses.

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Changes in Investment Objectives and Policies

The investment objective of each Fund is non-fundamental and may be changed by the Board of Trustees without shareholder approval. Unless otherwise stated, all other investment policies of the Funds may be changed by the Board of Trustees without shareholder approval. In addition, the Trust may determine to cease operating any Fund as an "exchange-traded" fund and cause the Fund's shares to stop trading on a securities exchange.

Percentage Investment Limitations

Unless otherwise stated, all percentage limitations on Fund investments listed in this prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Each Fund has adopted a non-fundamental investment policy to invest at least 80% of its assets in investments suggested by its name. For purposes of this policy, the term "assets" means net assets plus the amount of borrowings for investment purposes.

Credit Ratings and Unrated Securities

Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this prospectus describes the various ratings assigned to fixed income securities by Moody's, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. The Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

A Fund may purchase unrated securities (which are not rated by a rating agency) if PIMCO determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Fund invests in high yield and/or unrated securities, the Fund's success in achieving its investment objective may depend more heavily on the portfolio manager's creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Other Investments and Techniques

The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Funds to additional risks. Please see the SAI for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Funds.

Cyber Security

As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security breaches may involve unauthorized access to a Fund's digital information systems (e.g., through "hacking" or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, cyber security breaches involving a Fund's third party service providers (including but not limited to advisers, sub-advisers, administrators, transfer agents, custodians, distributors and other third parties), trading counterparties or issuers in which a Fund invests can also subject a Fund to many of the same risks associated with direct cyber security breaches. Moreover, cyber security breaches involving trading counterparties or issuers in which a Fund invests could adversely impact such counterparties or issuers and cause the Fund's investment to lose value.

Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund's ability to calculate its NAV, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

Like with operational risk in general, the Funds have established business continuity plans and risk management systems designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Funds do not directly control the cyber security systems of issuers in which a Fund may invest, trading counterparties or third party service providers to the Funds. There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders could be negatively impacted as a result.

Underlying Indexes

"ICE BofAML" and "The ICE BofAML 1-3 Year US Treasury Index," "The ICE BofAML Long US Treasury Principal STRIPS Index," "The ICE BofAML US Inflation-Linked Treasury Index," "The ICE BofAML 1-5 Year US Inflation-Linked Treasury Index," "The ICE BofAML 15+ Year US Inflation-Linked Treasury Index," "The ICE BofAML 0-5 Year US High Yield Constrained Index" and "The ICE BofAML US Corporate Index" (collectively, the "ICE BofAML Indexes") are reprinted with permission. © Copyright 2017 Merrill Lynch, Pierce, Fenner & Smith Incorporated ("ICE BofAML"). All rights reserved. "ICE BofAML" and the ICE BofAML Indexes

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are service marks of ICE BofAML and/or its affiliates and have been licensed for use for certain purposes by PIMCO on behalf of the Funds that are based on the ICE BofAML Indexes, and are not issued, sponsored, endorsed or promoted by ICE BofAML and/or ICE BofAML's affiliates nor is ICE BofAML and/ or ICE BofAML's affiliates an adviser to the Funds. ICE BofAML and ICE BofAML's affiliates make no representation, express or implied, regarding the advisability of investing in the Funds or the ICE BofAML Indexes and do not guarantee the quality, accuracy or completeness of the ICE BofAML Indexes, index values or any index related data included herein, provided herewith or derived therefrom and assume no liability in connection with their use. As the index provider, ICE BofAML is licensing certain trademarks, the ICE BofAML Indexes and trade names which are composed by ICE BofAML without regard to PIMCO, the Funds or any investor. ICE BofAML and ICE BofAML's affiliates do not provide investment advice to PIMCO or the Funds and are not responsible for the performance of the Funds. ICE BofAML compiles and publishes the ICE BofAML Indexes. PIMCO has entered into a license agreement with ICE BofAML to use each Underlying Index.

Disclaimers

There is no guarantee that ICE BofAML will permit PIMCO to use each Underlying Index beyond the term of the current license agreement. In the event that ICE BofAML terminates or chooses not to renew the license agreement, each Fund will cease use of its Underlying Index and will seek to achieve its investment objective by investing in the component securities of a comparable index. Neither the Trust, the Funds, PIMCO nor the Distributor guarantees the accuracy or the completeness of the ICE BofAML Indexes or any data included therein and neither the Trust, the Funds, PIMCO nor the Distributor shall have liability for any errors, omissions or interruptions therein.

The Trust, the Funds, PIMCO and the Distributor make no warranty, express or implied, to the owners of shares of the Funds or to any other person or entity, as to results to be obtained by the Funds from the use of the ICE BofAML Indexes or any data included therein. The Trust, the Funds, PIMCO and the Distributor make no express or implied warranties and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the ICE BofAML Indexes or any data included therein. Without limiting any of the foregoing, in no event shall the Trust, the Funds, PIMCO or the Distributor have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

The Funds are not issued, sponsored, endorsed or promoted by ICE BofAML, any affiliate of ICE BofAML or any other party involved in, or related to, making or compiling the ICE BofAML Indexes. The ICE BofAML Indexes are the exclusive property of ICE BofAML and/or its affiliates. "ICE BofAML" and "The ICE BofAML 1-3 Year US Treasury Index," "The ICE BofAML Long US Treasury Principal STRIPS Index," "The ICE BofAML US Inflation-Linked Treasury Index," "The ICE BofAML 1-5 Year US Inflation-Linked Treasury Index," "The ICE BofAML 15+ Year US Inflation-Linked Treasury Index," "The ICE BofAML 0-5 Year US High Yield Constrained Index" and "The ICE BofAML US Corporate Index" (the "ICE BofAML Indexes") are reprinted with permission. © Copyright 2017 Merrill Lynch, Pierce, Fenner & Smith Incorporated. The ICE BofAML Indexes are service marks of ICE BofAML and/ or its affiliates and have been licensed for use for certain purposes by PIMCO on behalf of the Funds. Neither ICE BofAML, any affiliate of ICE BofAML nor any other party involved in, or related to, making or compiling the ICE BofAML Indexes makes any representation or warranty, express or implied, to the shareholders of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the ICE BofAML Indexes to track the corresponding market performance. ICE BofAML is the licensor of certain trademarks, trade names and service marks of ICE BofAML and/or its affiliates and of the ICE BofAML Indexes, which are determined, composed and calculated by ICE BofAML and/or its affiliates without regard to PIMCO, the Funds or the shareholders of the Funds. Neither ICE BofAML, any affiliate of ICE BofAML nor any other party involved in, or related to, making or compiling the ICE BofAML Indexes has any obligation to take the needs of PIMCO, the Funds or the shareholders of the Funds into consideration in determining, composing or calculating the ICE BofAML Indexes. None of ICE BofAML or any of its affiliates have the obligation to continue to provide the ICE BofAML Indexes to PIMCO or the Funds beyond the applicable license term. Neither ICE BofAML, any affiliate of ICE BofAML nor any other party involved in, or related to, making or compiling the ICE BofAML Indexes is responsible for or has participated in the determination of the timing, pricing, or quantities of the Funds to be issued or in the determination or calculation of the equation by which the Funds are to be redeemable. Neither ICE BofAML, any affiliate of ICE BofAML nor any other party involved in, or related to, making or compiling the ICE BofAML Indexes has any obligation or liability in connection with the administration, marketing or trading of the Funds. ICE BofAML and its affiliates do not provide investment advice to PIMCO or the Funds and are not responsible for the performance of the Funds.

NEITHER ICE BofAML, ANY AFFILIATE OF ICE BofAML NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE ICE BofAML INDEXES WARRANTS OR GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE ICE BofAML INDEXES OR ANY DATA INCLUDED THEREIN AND/ OR PROVIDED THEREWITH AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. NEITHER ICE BofAML, ANY AFFILIATE OF ICE BofAML NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE ICE BofAML INDEXES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PIMCO, THE FUNDS, SHAREHOLDERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE ICE BofAML INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER ICE BofAML, ANY AFFILIATE OF ICE BofAML NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE ICE BofAML INDEXES MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE ICE BofAML INDEXES

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OR ANY DATA INCLUDED THEREIN AND/OR PROVIDED THEREWITH. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ICE BofAML, ANY AFFILIATE OF ICE BofAML OR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE ICE BofAML INDEXES HAVE ANY LIABILITY FOR DIRECT, INDIRECT, PUNITIVE, SPECIAL, CONSEQUENTIAL OR ANY OTHER DAMAGES OR LOSSES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN ICE BofAML AND PIMCO.

No purchaser, seller or holder of this security, or any other person or entity, should use or refer to any ICE BofAML trade name, trademark or service mark to sponsor, endorse, market or promote this product without first contacting ICE BofAML to determine whether ICE BofAML's permission is required. Under no circumstances may any person or entity claim any affiliation with ICE BofAML without the written permission of ICE BofAML.

Shares of the Funds are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of shares of the Funds or any member of the public regarding the ability of the Funds to track the total return performance of an Underlying Index or the ability of an Underlying Index to track fixed income performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of an Underlying Index, nor in the determination of the timing of, prices of or quantities of shares of the Funds to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of shares of the Funds in connection with the administration, marketing or trading of shares of the Funds.  NYSE Arca does not guarantee the accuracy and/or the completeness of an Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust, on behalf of the Funds as licensee, licensee's customers and counterparties, owners of shares of the Funds or any other person or entity, from the use of an Underlying Index or any data included therein in connection with the rights licensed as described herein or for any other use.

NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to an Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

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Financial Highlights

The financial highlights table is intended to help a shareholder understand each Fund's financial performance for the last five fiscal years or, if shorter, the period since a Fund commenced operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in shares of a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, are included in the Trust's annual report to shareholders. The annual report is available free of charge by calling the Trust at the phone number on the back of this prospectus. The annual report is also available for download free of charge on the Trust's web site at www.pimcoetfs.com. Note: All footnotes to the financial highlights table appear at the end of the tables.

		Investment Operations			Less Distributions(b)						Ratios/Supplemental Data
												Ratios to Average Net Assets
Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total	Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate(c)
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund
06/30/2017	$51.26	$0.42	$(0.55)	$(0.13)	$(0.42)	$(0.04)	$0.00	$(0.46)	$50.67	(0.26)%	$119,187	0.15%	0.15%	0.15%	0.15%	0.82%	56%
06/30/2016	50.99	0.35	0.25	0.60	(0.31)	(0.02)	0.00	(0.33)	51.26	1.19	151,316	0.15	0.15	0.15	0.15	0.68	66
06/30/2015	50.94	0.25	0.11	0.36	(0.25)	(0.06)	0.00	(0.31)	50.99	0.70	107,175	0.14	0.16	0.14	0.16	0.49	60
06/30/2014	50.78	0.16	0.19	0.35	(0.16)	(0.03)	0.00	(0.19)	50.94	0.68	127,442	0.10	0.16	0.10	0.16	0.32	61
06/30/2013	50.98	0.17	(0.07)	0.10	(0.16)	(0.14)	0.00	(0.30)	50.78	0.20	129,595	0.09	0.15	0.09	0.15	0.33	15
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund
06/30/2017	$135.43	$3.10	$(17.80)	$(14.70)	$(3.35)	$0.00	$0.00	$(3.35)	$117.38	(10.88)%	$166,683	0.15%	0.15%	0.15%	0.15%	2.53%	14%
06/30/2016	105.39	3.16	29.17	32.33	(2.29)	0.00	0.00	(2.29)	135.43	31.09	442,851	0.15	0.15	0.15	0.15	2.67	23
06/30/2015	99.87	3.18	5.62	8.80	(3.28)	0.00	0.00	(3.28)	105.39	8.64	96,960	0.16	0.16	0.16	0.16	2.75	18
06/30/2014	94.57	3.26	5.46	8.72	(3.42)	0.00	0.00	(3.42)	99.87	9.70	76,902	0.16	0.16	0.16	0.16	3.61	18
06/30/2013	116.38	3.20	(21.44)	(18.24)	(3.57)	0.00	0.00	(3.57)	94.57	(15.97)	82,276	0.15	0.15	0.15	0.15	2.89	8
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund
06/30/2017	$52.83	$0.87	$(0.87)	$0.00	$(0.65)	$0.00	$0.00	$(0.65)	$52.18	0.00%	$1,136,011	0.20%	0.20%	0.20%	0.20%	1.64%	38%
06/30/2016	52.18	0.19	0.71	0.90	0.00	0.00	(0.25)	(0.25)	52.83	1.74	1,065,611	0.20	0.20	0.20	0.20	0.36	41
06/30/2015	53.58	(0.67)	(0.54)	(1.21)	(0.02)	0.00	(0.17)	(0.19)	52.18	(2.27)	1,182,866	0.20	0.20	0.20	0.20	(1.28)	31
06/30/2014	52.69	0.34	0.86	1.20	(0.31)	0.00	0.00	(0.31)	53.58	2.28	1,337,875	0.20	0.20	0.20	0.20	0.63	33
06/30/2013	53.39	0.02	(0.62)	(0.60)	(0.07)	(0.03)	0.00	(0.10)	52.69	(1.13)	1,041,609	0.20	0.20	0.20	0.20	0.04	11
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund
06/30/2017	$69.55	$1.80	$(3.74)	$(1.94)	$(1.97)	$0.00	$0.00	$(1.97)	$65.64	(2.82)%	$148,992	0.20%	0.20%	0.20%	0.20%	2.66%	16%
06/30/2016	62.95	1.01	6.02	7.03	(0.43)	0.00	0.00	(0.43)	69.55	11.25	109,197	0.20	0.20	0.20	0.20	1.59	12
06/30/2015	65.02	0.21	(1.83)	(1.62)	(0.45)	0.00	0.00	(0.45)	62.95	(2.52)	92,539	0.21	0.21	0.21	0.21	0.31	14
06/30/2014	61.05	1.09	4.23	5.32	(1.35)	0.00	0.00	(1.35)	65.02	8.83	69,570	0.21	0.21	0.21	0.21	1.81	47
06/30/2013	69.22	0.39	(8.19)	(7.80)	(0.37)	0.00	0.00	(0.37)	61.05	(11.33)	105,004	0.20	0.20	0.20	0.20	0.56	16
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund
06/30/2017	$59.09	$1.10	$(1.61)	$(0.51)	$(0.97)	$0.00	$0.00	$(0.97)	$57.61	(0.87)%	$70,864	0.20%	0.20%	0.20%	0.20%	1.88%	8%
06/30/2016	56.73	0.54	2.13	2.67	(0.31)	0.00	0.00	(0.31)	59.09	4.73	90,404	0.20	0.20	0.20	0.20	0.96	10
06/30/2015	58.14	0.00	(1.17)	(1.17)	(0.09)	0.00	(0.15)	(0.24)	56.73	(2.02)	92,473	0.21	0.21	0.21	0.21	(0.01)	23
06/30/2014	56.40	0.71	1.81	2.52	(0.78)	0.00	0.00	(0.78)	58.14	4.50	106,402	0.21	0.21	0.21	0.21	1.26	19
06/30/2013	59.93	0.44	(3.66)	(3.22)	(0.31)	(0.00)^	0.00	(0.31)	56.40	(5.41)	72,186	0.20	0.20	0.20	0.20	0.72	11

Please see footnotes on last page of financial highlights.

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		Investment Operations			Less Distributions(b)						Ratios/Supplemental Data
												Ratios to Average Net Assets
Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total	Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate(c)
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund
06/30/2017	$96.65	$4.60	$5.66	$10.26	$(5.29)	$0.00	$0.00	$(5.29)	$101.62	10.88%	$1,824,151	0.55%	0.55%	0.55%	0.55%	4.58%	43%
06/30/2016	100.37	4.52	(3.69)	0.83	(4.55)	0.00	0.00	(4.55)	96.65	1.04	2,044,168	0.55	0.55	0.55	0.55	4.75	34
06/30/2015	106.76	4.06	(4.96)	(0.90)	(4.53)	(0.96)	0.00	(5.49)	100.37	(0.82)	2,805,241	0.55	0.55	0.55	0.55	3.92	28
06/30/2014	102.54	4.23	4.83	9.06	(4.59)	(0.25)	0.00	(4.84)	106.76	8.98	5,119,202	0.55	0.55	0.55	0.55	3.98	28
06/30/2013	99.62	4.70	3.37	8.07	(5.15)	0.00	0.00	(5.15)	102.54	8.21	2,307,178	0.55	0.55	0.55	0.55	4.52	33
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund
06/30/2017	$105.72	$3.11	$(0.86)	$2.25	$(3.07)	$0.00	$0.00	$(3.07)	$104.90	2.19%	$737,459	0.20%	0.20%	0.20%	0.20%	2.97%	7%
06/30/2016	100.50	3.10	4.91	8.01	(2.75)	(0.04)	0.00	(2.79)	105.72	8.14	447,211	0.20	0.20	0.20	0.20	3.05	13
06/30/2015	103.21	3.14	(2.35)	0.79	(3.17)	(0.33)	0.00	(3.50)	100.50	0.74	244,203	0.20	0.20	0.20	0.20	3.04	12
06/30/2014	102.11	3.42	4.64	8.06	(3.28)	(3.68)	0.00	(6.96)	103.21	8.24	199,196	0.20	0.20	0.20	0.20	3.36	17
06/30/2013	105.46	3.40	(2.29)	1.11	(3.71)	(0.75)	0.00	(4.46)	102.11	0.92	140,916	0.20	0.20	0.20	0.20	3.15	34

^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year.
(b)

The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2, Distribution to Shareholders, in the Notes to Financial Statements for more information.

(c)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.

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Appendix A
Description of Securities Ratings

The Fund's investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody's, Standard & Poor's or Fitch, or, if unrated, determined by PIMCO to be of comparable quality). The percentage of the Fund's assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

Investment Grade Debt Securities are those rated in one of the four highest rating categories, or if unrated deemed comparable by PIMCO.

Below Investment Grade High Yield Securities ("Junk Bonds"), are those rated lower than Baa by Moody's, BBB by Standard & Poor's or Fitch, and comparable securities. They are deemed predominantly speculative with respect to the issuer's ability to repay principal and interest.

The following is a description of Moody's, Standard & Poor's and Fitch's rating categories applicable to fixed income securities.

Moody's Investors Service, Inc.

Long-Term Corporate Obligation Ratings
Moody's long-term obligation ratings are opinions of the relative credit risk of fixed income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody's Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

Medium-Term Note Program Ratings

Moody's assigns provisional ratings to medium-term note (MTN) programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes).

MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g. senior or subordinated). To capture the contingent nature of a program rating, Moody's assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating.

The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer's default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

Moody's encourages market participants to contact Moody's Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Short-Term Ratings
Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

National Scale Long-Term Ratings

Moody's long-term National Scale Ratings (NSRs) are opinions of the relative creditworthiness of issuers and financial obligations within a particular country. NSRs are not designed to be compared among countries; rather, they address relative credit risk within a given country. Moody's assigns national scale ratings in certain local capital markets in which investors have found the global rating scale provides inadequate

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differentiation among credits or is inconsistent with a rating scale already in common use in the country. In each specific country, the last two characters of the rating indicate the country in which the issuer is located (e.g., Aaa.br for Brazil).

Aaa.n: Issuers or issues rated Aaa.n demonstrate the strongest creditworthiness relative to other domestic issuers.

Aa.n: Issuers or issues rated Aa.n demonstrate very strong creditworthiness relative to other domestic issuers.

A.n: Issuers or issues rated A.n present above-average creditworthiness relative to other domestic issuers.

Baa.n: Issuers or issues rated Baa.n represent average creditworthiness relative to other domestic issuers.

Ba.n: Issuers or issues rated Ba.n demonstrate below-average creditworthiness relative to other domestic issuers.

B.n: Issuers or issues rated B.n demonstrate weak creditworthiness relative to other domestic issuers.

Caa.n: Issuers or issues rated Caa.n demonstrate very weak creditworthiness relative to other domestic issuers.

Ca.n: Issuers or issues rated Ca.n demonstrate extremely weak creditworthiness relative to other domestic issuers.

C.n: Issuers or issues rated C.n demonstrate the weakest creditworthiness relative to other domestic issuers.

Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. National scale long-term ratings of D.ar and E.ar may also be applied to Argentine obligations.

National Scale Short-Term Ratings
Moody's short-term NSRs are opinions of the ability of issuers in a given country, relative to other domestic issuers, to repay debt obligations that have an original maturity not exceeding thirteen months. Short-term NSRs in one country should not be compared with short-term NSRs in another country, or with Moody's global ratings.

There are four categories of short-term national scale ratings, generically denoted N-1 through N-4 as defined below.

In each specific country, the first two letters indicate the country in which the issuer is located (e.g., BR-1 through BR-4 for Brazil).

N-1: Issuers rated N-1 have the strongest ability to repay short-term senior unsecured debt obligations relative to other domestic issuers.

N-2: Issuers rated N-2 have an above average ability to repay short-term senior unsecured debt obligations relative to other domestic issuers.

N-3: Issuers rated N-3 have an average ability to repay short-term senior unsecured debt obligations relative to other domestic issuers.

N-4: Issuers rated N-4 have a below average ability to repay short-term senior unsecured debt obligations relative to other domestic issuers.

The short-term rating symbols P-1.za, P-2.za, P-3.za and NP.za are used in South Africa. National scale short-term ratings of AR-5 and AR-6 may also be applied to Argentine obligations.

Short-Term Obligation Ratings
There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

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Standard & Poor's Ratings Services

Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on S&P Global Ratings' ("S&P") analysis of the following considerations:

■

Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

■

Nature and provisions of the obligation and the promise S&P imputes; and

■

Protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Investment Grade
AAA: An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment. The ‘CC' rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated ‘C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D: An obligation rated ‘D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to ‘D' if it is subject to a distressed exchange offer.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-): The ratings from ‘AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings
A-1: A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

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C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to ‘D' if it is subject to a distressed exchange offer.

Dual Ratings: Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+' or ‘A-1+/A-1'). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+').

Active Qualifiers
S&P uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a 'p' qualifier, which indicates the rating addressed the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

L: Ratings qualified with ‘L' apply only to amounts invested up to federal deposit insurance limits.

p: This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p' suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

prelim: Preliminary ratings, with the ‘prelim' suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P of appropriate documentation. S&P reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

■

Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

■

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor's emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

■

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

■

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P would likely withdraw these preliminary ratings.

■

A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

cir: This symbol indicates a Counterparty Instrument Rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

Inactive Qualifiers (no longer applied or outstanding)

*:This symbol that indicated that the rating was contingent upon S&P receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer's bonds were deemed taxable. Discontinued use in January 2001.

G: The letter 'G' followed the rating symbol when a fund's portfolio consisted primarily of direct U.S. government securities.

pi: This qualifier was used to indicate ratings that were based on an analysis of an issuer's published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer's management and therefore, could have been based on less comprehensive information than ratings without a 'pi' suffix. Discontinued use as of December 2014 and as of August 2015 for Lloyd's Syndicate Assessments.

pr: The letters 'pr' indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was

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largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

q: A ‘q' subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r: The ‘r' modifier was assigned to securities containing extraordinary risks, particularly market risks, which are not covered in the credit rating. The absence of an ‘r' modifier should not be taken as an indication that an obligation would not exhibit extraordinary non-credit related risks. S&P discontinued the use of the ‘r' modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Fitch Ratings

Long-Term Credit Ratings
Investment Grade
 AAA: Highest credit quality. ‘AAA' ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. 'BBB' ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade
BB: Speculative. ‘BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. ‘B' ratings indicate that material credit risk is present.

CCC: Substantial credit risk. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

C: Exceptionally high levels of credit risk. Near default.

Defaulted obligations typically are not assigned 'RD' or ‘D' ratings, but are instead rated in the ‘B' to ‘C' rating categories, depending on their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. For example, the rating category 'AA' has three notch-specific rating levels ('AA+'; 'AA'; 'AA-'; each a rating level). Such suffixes are not added to the 'AAA' obligation rating category, or to corporate finance obligation ratings in the categories below 'CCC.'

The subscript ‘emr' is appended to a rating to denote embedded market risk that is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Recovery Ratings
Recovery Ratings are assigned to selected individual securities and obligations, most frequently for individual obligations of corporate finance issuers with Issuer Default Ratings (IDRs) in speculative grade categories.

Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

The Recovery Rating scale is based on the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral.

Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages and analytical judgment, but actual recoveries for a given security may deviate materially from historical averages.

RR1: Outstanding recovery prospects given default. ‘RR1' rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.

RR2: Superior recovery prospects given default. ‘RR2' rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.

RR3: Good recovery prospects given default. ‘RR3' rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.

RR4: Average recovery prospects given default. ‘RR4' rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.

RR5: Below average recovery prospects given default. ‘RR5' rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.

RR6: Poor recovery prospects given default. ‘RR6' rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.

Short-Term Credit Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to

A-5	PROSPECTUS | PIMCO ETF Trust

Prospectus

meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

October 27, 2017 | PROSPECTUS	A-6

INVESTMENT MANAGER

PIMCO, 650 Newport Center Drive, Newport Beach, CA 92660

DISTRIBUTOR

PIMCO Investments LLC, 1633 Broadway, New York, NY 10019

CUSTODIAN

State Street Bank & Trust Co., State Street Financial Center, One Lincoln Street, Boston, MA 02111

TRANSFER AGENT

State Street Bank & Trust Co., State Street Financial Center, One Lincoln Street, Boston, MA 02111

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1100 Walnut Street, Suite 1300, Kansas City, MO 64106-2197

LEGAL COUNSEL

Dechert LLP, 1900 K Street N.W., Washington, D.C. 20006

For further information about the PIMCO ETF Trust, call 888.400.ETF or visit our website at www.pimcoetfs.com.

PIMCO ETF Trust
650 Newport Center Drive
Newport Beach, CA 92660

The Trust's SAI and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds' most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Funds' annual report discusses the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

You may get free copies of any of these materials or request other information about a Fund by calling the Trust at 888.400.4ETF (888.400.4383), by visiting www.pimcoetfs.com or by writing to:

PIMCO ETF Trust
650 Newport Center Drive
Newport Beach, CA 92660

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-551-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR Database on the Commission's web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, 100 F Street N.E., Washington, D.C. 20549-1520, or by e-mailing your request to publicinfo@sec.gov.

You can also visit our web site at www.pimcoetfs.com for additional information about the Funds, including the SAI and the annual and semi-annual reports, which are available for download free of charge.

Reference the Trust's Investment Company Act file number in your correspondence.

Investment Company Act File Number: 811-22250	ETF0003_102717

PIMCO ETF Trust

Statement of Additional Information

October 27, 2017

This Statement of Additional Information is not a prospectus, and should be read in conjunction with the prospectuses of PIMCO ETF Trust (the “Trust”), as described below and as supplemented from time to time. The Trust is an open-end management investment company currently consisting of 15 separate portfolios (each such portfolio discussed in this Statement of Additional Information is referred to herein as a “Fund” and collectively as the “Funds”), including:

Index Funds and Ticker Symbols
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	HYS	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	ZROZ
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	TUZ	PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	TIPZ
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	STPZ	PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	CORP
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	LTPZ
Actively Managed Funds and Ticker Symbols
PIMCO Active Bond Exchange-Traded Fund	BOND	PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	MUNI
PIMCO Enhanced Low Duration Active Exchange-Traded Fund	LDUR	PIMCO Low Duration Investment Grade Corporate Bond Active Exchange-Traded Fund	LDIG
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	MINT	PIMCO Prime Limited Maturity Active Exchange-Traded Fund	PPRM
PIMCO Government Limited Maturity Active Exchange-Traded Fund	GOVY	PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	SMMU

Shares of the PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund, PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund, PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund, PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund, PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund, PIMCO Broad U.S. TIPS Index Exchange-Traded Fund and PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund are offered through a prospectus dated October 27, 2017, and shares of the PIMCO Active Bond Exchange-Traded Fund, PIMCO Enhanced Low Duration Active Exchange-Traded Fund, PIMCO Enhanced Short Maturity Active Exchange-Traded Fund, PIMCO Government Limited Maturity Active Exchange-Traded Fund, PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund, PIMCO Low Duration Investment Grade Corporate Bond Active Exchange-Traded Fund, PIMCO Prime Limited Maturity Active Exchange-Traded Fund and PIMCO Short Term Municipal Bond Active Exchange-Traded Fund are offered through a prospectus dated October 27, 2017, each as supplemented from time to time (collectively, the “Prospectuses”). Copies of the Prospectuses may be obtained free of charge at the address and telephone number listed below.

Each Fund operates as an exchange-traded fund (“ETF”). As identified and described in more detail within the Prospectuses and this Statement of Additional Information, certain Funds are ETFs that seek to replicate the performance of a specified index (collectively, the “Index Funds”). Other Funds are actively managed ETFs that do not seek to replicate the performance of a specified index (collectively, the “Active Funds”). Once a Fund commences operations, the shares described in the Prospectuses and in this Statement of Additional Information are listed and trade on NYSE Arca, Inc. (“NYSE Arca”), a national securities exchange (the “Listing Exchange”) and other secondary markets.

Pacific Investment Management Company LLC (“PIMCO” or the “Manager”), 650 Newport Center Drive, Newport Beach, California 92660, is the investment manager of the Funds.

Audited financial statements for the Trust as of June 30, 2017, including the notes thereto, and the report of PricewaterhouseCoopers LLP thereon, are incorporated herein by reference from the Trust’s June 30, 2017 Annual Report. A copy of the Prospectus, Annual Report or semi-annual report for each Fund, when available, may be obtained free of charge at the following address and telephone number:

PIMCO Investments LLC

1633 Broadway

New York, New York 10019

Telephone: (800) 426-0107

THE TRUST

The Trust is a Delaware statutory trust established under a Declaration of Trust dated November 14, 2008, as amended and restated November 4, 2014. Each Fund operates as an ETF and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “1933 Act”).

Each Fund offers and issues shares at their net asset value per share (“NAV”) only in aggregations of a specified number of shares (“Creation Units”), generally in exchange for a basket of securities (the “Deposit Securities”) together with a deposit of a specified cash payment (the “Cash Component”). Alternatively, each Fund may issue and redeem Creation Units in exchange for a specified all-cash payment (“Cash Deposit”). Shares are redeemable by the applicable Fund only in Creation Units, and, generally, in exchange for securities and/or cash. Shares trade in the secondary market and elsewhere at market prices that may be at, above or below NAV. Creation Units typically are a specified number of shares, generally 20,000, 50,000, 70,000, 90,000 or 100,000 and multiples thereof.

The Trust may issue and redeem shares in-kind and/or for cash. A Fund may charge creation/redemption transaction fees for each creation and redemption. In all cases, redemption transaction fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. See the “Creations and Redemptions” section below.

The investment objective of each Index Fund is to provide total return that closely corresponds, before fees and expenses, to the total return of the Fund’s underlying index (each an “Underlying Index” and collectively the “Underlying Indexes”) representing a segment of the U.S. fixed income securities market as described in more detail below. The Index Funds issue and redeem shares in exchange for in-kind securities or instruments and/or for cash. Unlike conventional ETFs, the Active ETFs are not index funds. The Active Funds are actively managed ETFs that do not seek to replicate the performance of a specified index. The Active Funds issue and redeem shares in exchange for cash and/or in-kind securities or instruments.

The PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund, PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund, PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund, PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund, PIMCO Broad U.S. TIPS Index Exchange-Traded Fund, PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund, PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund, PIMCO Active Bond Exchange-Traded Fund, PIMCO Enhanced Low Duration Active Exchange-Traded Fund, PIMCO Enhanced Short Maturity Active Exchange-Traded Fund, PIMCO Government Limited Maturity Active Exchange-Traded Fund, PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund, PIMCO Low Duration Investment Grade Corporate Bond Active Exchange-Traded Fund, PIMCO Prime Limited Maturity Active Exchange-Traded Fund and PIMCO Short Term Municipal Bond Active Exchange-Traded Fund are diversified.

EXCHANGE LISTING AND TRADING

Shares of each Fund are listed for trading and trade throughout the day on the Listing Exchange and other secondary markets. Shares of a Fund may also be listed on certain foreign (non-U.S.) exchanges. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of the Funds will continue to be met. The Listing Exchange may, but is not required to, remove the shares of a Fund from listing if: (i) following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 beneficial owners of shares of the Fund for 30 or more consecutive trading days; (ii) the value of the Underlying Index on which an Index Fund is based is no longer calculated or available; (iii) the intraday indicative value (“IIV”) of the Fund is no longer calculated or available; (iv) the Fund fails to make any filings required by the SEC or is out of compliance with the conditions of any SEC exemptive order or no-action relief granted; or (v) any other event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will remove the shares of a Fund from listing and trading upon termination of the Fund. In the event a Fund ceases to be listed on an exchange, the Fund may cease operating as an “exchange-traded” fund and operate as a mutual fund, provided that shareholders are given advance notice.

As in the case of other publicly-traded securities, when you buy or sell shares through a financial intermediary you may incur a brokerage commission determined by that financial intermediary.

In order to provide additional information regarding the intraday value of shares of each Fund, the Listing Exchange or a market data vendor disseminates every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means an updated IIV for each Fund as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IIV and makes no representation or warranty as to the accuracy of the IIV.

With regard to the Index Funds, an IIV is based on a securities component and a cash component (or an all cash amount) which comprises that day’s Fund Deposit (as defined below), as disseminated prior to that Business Day’s commencement of trading (the “Index Funds IIV Basket”). With regard to the Active Funds, an IIV is based on the current market value of the Fund’s portfolio holdings that will form the basis for the Fund’s calculation of NAV at the end of the Business Day (as defined below), as disclosed on the Fund’s website prior to that Business Day’s commencement of trading (the “Active Funds IIV Basket”). Unlike a Fund’s NAV, the IIV may not reflect estimated accrued interest, dividends and other income, or Fund expenses.

The Trust reserves the right to adjust the share prices of a Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

INVESTMENT OBJECTIVES AND POLICIES

The investment objectives and general investment policies of each Fund are described in the Prospectuses. Consistent with each Fund’s investment policies, each Fund may invest in “Fixed Income Instruments,” which are defined in the Prospectuses. Additional information concerning the characteristics of the Funds’ investments is set forth below.

U.S. Government Securities

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Funds’ shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as securities issued by members of the Farm Credit System, are supported only by the credit of the agency, instrumentality or corporation. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Because certain Underlying Indexes of the Index Funds are comprised solely of U.S. Treasury obligations (including the Underlying Indexes for the PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded, PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded, PIMCO 15+ Year U.S. TIPS Index Exchange-Traded, PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded and PIMCO Broad U.S. TIPS Index Exchange-Traded Funds), such Index Funds do not currently invest in: (i) the securities of any issuer determined by PIMCO to be engaged principally in the provision of healthcare services, the manufacture of alcoholic beverages, tobacco products, pharmaceuticals, military equipment, the operation of gambling casinos or in the production or trade of pornographic materials; or (ii) tobacco settlement revenue bonds, which are Municipal Bonds (defined below) secured by a state or local government’s proportionate share in the 1998 Master Settlement Agreement between various U.S. states and territories and various tobacco manufacturers.

Municipal Bonds

Certain Funds may invest in securities issued by states, territories, possessions, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states, territories, possessions, and multi-state agencies or authorities. It is a policy of each of the PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund and PIMCO

Short Term Municipal Bond Active Exchange-Traded Fund (each a “Municipal Fund,” and collectively, the “Municipal Funds”) to have at least 80% of its net assets plus borrowings for investment purposes invested in investments, the income of which is exempt from federal income tax (“Municipal Bonds”). The ability of a Municipal Fund to invest in securities other than Municipal Bonds is limited by a requirement of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), that at least 50% of the applicable Municipal Fund’s total assets be invested in Municipal Bonds at the end of each quarter of a Municipal Fund’s tax year.

Municipal Bonds share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The Municipal Bonds which the Funds may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

Each Fund that may invest in Municipal Bonds, and in particular the Municipal Funds, may invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds. A Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects or industrial development bonds.

Each Fund that may invest in Municipal Bonds may invest in pre-refunded Municipal Bonds. Pre-refunded Municipal Bonds are tax-exempt bonds that have been refunded to a call date prior to the final maturity of principal, or, in the case of pre-refunded Municipal Bonds commonly referred to as “escrowed-to-maturity bonds,” to the final maturity of principal, and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded Municipal Bonds held by a Fund is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities (“Agency Securities”)). As the payment of principal and interest is generated from securities held in an escrow account established by the municipality and an independent escrow agent, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded Municipal Bond do not guarantee the price movement of the bond before maturity. Issuers of Municipal Bonds refund in advance of maturity the outstanding higher cost debt and issue new, lower cost debt, placing the proceeds of the lower cost issuance into an escrow account to pre-refund the older, higher cost debt. Investments in pre-refunded Municipal Bonds held by a Fund may subject the Fund to interest rate risk, market risk and credit risk. In addition, while a secondary market exists for pre-refunded Municipal Bonds, if a Fund sells pre-refunded Municipal Bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale. To the extent permitted by the SEC and the Internal Revenue Service (“IRS”), a Fund’s investment in pre-refunded Municipal Bonds backed by U.S. Treasury and Agency securities in the manner described above, will, for purposes of diversification tests applicable to certain Funds, be considered an investment in the respective U.S. Treasury and Agency securities.

Under the Internal Revenue Code, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. The Municipal Funds do not intend to invest in securities whose interest is subject to the federal alternative minimum tax.

Certain Funds may invest in Build America Bonds. Build America Bonds are tax credit bonds created by the American Recovery and Reinvestment Act of 2009, which authorizes state and local governments to issue Build America Bonds as taxable bonds in 2009 and 2010, without volume limitations, to finance any capital expenditures for which such issuers could otherwise issue traditional tax-exempt bonds. State and local governments may receive a direct federal subsidy payment for a portion of their borrowing costs on Build America Bonds equal to 35% of the total coupon interest paid to investors. The state or local government issuer can elect to either take the federal subsidy or pass the 35% tax credit along to bondholders.    A Fund’s investments in Build America Bonds will result in taxable income and the Fund may elect to pass through to shareholders the corresponding tax credits. The tax credits can generally be used to offset federal income taxes and the alternative minimum tax, but such credits are generally not refundable. Build America Bonds involve similar risks as Municipal Bonds, including credit and market risk. They are intended to assist state and local governments in financing capital projects at lower borrowing costs and are likely to attract a broader group of investors than tax-exempt Municipal Bonds. For example, taxable funds, including Funds other than the Municipal Funds, may choose to invest in Build America Bonds. Although Build America Bonds were only authorized for issuance during 2009 and 2010, the program may have resulted in reduced issuance of tax-exempt Municipal Bonds during the same period. As a result, Funds that invest in tax-exempt Municipal Bonds, such as the Municipal Funds, may have increased their holdings of Build America Bonds and other investments permitted by the Funds’ respective investment objectives and policies during 2009 and 2010. The Build America Bond program expired on December 31, 2010, at which point no further issuance of new Build America Bonds was permitted. As of the date of this Statement of Additional Information, there is no indication that Congress will renew the program to permit issuance of new Build America Bonds.

The Funds may invest in municipal lease obligations. Municipal leases are instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities (“municipal lease obligations”). Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation may be backed by the municipality’s covenant to budget for, appropriate funds for and make the payments due under the lease obligation. However, certain municipal lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose in the relevant years. In deciding whether to purchase a lease obligation, the Funds will assess the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. Municipal lease obligations may be less readily marketable than other municipal securities.

Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources. That revenue might be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of a state or any of its political subdivisions.

Municipal leases may also be subject to “abatement risk.” The leases underlying certain municipal lease obligations may state that lease payments are subject to partial or full abatement. That abatement might occur, for example, if material damage to or destruction of the leased property interferes with the lessee’s use of the property. However, in some cases that risk might be reduced by insurance covering the leased property, or by the use of credit enhancements such as letters of credit to back lease payments, or perhaps by the lessee’s maintenance of reserve monies for lease payments. While the obligation might be secured by the lease, it might be difficult to dispose of that property in case of a default.

The Funds’ Board of Trustees has adopted guidelines to govern the purchase of municipal lease obligations and the determination of the liquidity of municipal lease obligations purchased by a Fund for purposes of compliance with the Fund’s investment restrictions with respect to illiquid securities. In determining whether a municipal lease obligation is liquid and is therefore not subject to the Fund’s limitations on investing in illiquid securities, PIMCO considers, on a case-by-case basis, the following factors:

1.	the frequency of trades and quotes for the municipal lease obligation over the course of the last six months or as otherwise reasonably determined by PIMCO;

2.

the number of dealers willing to purchase or sell the municipal lease obligation and the number of other potential purchases over the course of the last six months or as otherwise reasonably determined by PIMCO;

3.	any dealer undertakings to make a market in the municipal lease obligation;

4.

the nature of the municipal lease obligation and the nature of the market for the municipal lease obligation (i.e., the time needed to dispose of the municipal lease obligation, the method of soliciting offers, and the mechanics of transfer); and

5.	other factors, if any, which PIMCO deems relevant to determining the existence of a trading market for such municipal lease obligation.

Once a municipal lease obligation is acquired by a Fund, PIMCO monitors the liquidity of such municipal lease obligation pursuant to the considerations set forth above. PIMCO also evaluates the likelihood of a continuing market for municipal lease obligations and their credit quality. The Funds may purchase unrated municipal lease obligations if determined by PIMCO to be of comparable quality to rated securities in which the Fund is permitted to invest. A Fund may also acquire illiquid municipal lease obligations, subject to the Fund’s investment restrictions with respect to illiquid securities generally.

The Funds may seek to enhance their yield through the purchase of private placements. These securities are sold through private negotiations, usually to institutions or mutual funds, and may have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability. A Fund may not invest more than 15% of its net assets in illiquid securities, including unmarketable private placements.

Some longer-term Municipal Bonds give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request - usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Fund would hold the longer-term security, which could experience substantially more volatility.

The Funds that may invest in Municipal Bonds may invest in municipal warrants, which are essentially call options on Municipal Bonds. In exchange for a premium, municipal warrants give the purchaser the right, but not the obligation, to purchase a Municipal Bond in the future. A Fund may purchase a warrant to lock in forward supply in an environment where the current issuance of bonds is sharply reduced. Like options, warrants may expire worthless and they may have reduced liquidity. A Fund will not invest more than 5% of its net assets in municipal warrants.

The Funds that may invest in Municipal Bonds may invest in Municipal Bonds with credit enhancements such as letters of credit, municipal bond insurance and Standby Bond Purchase Agreements (“SBPAs”). Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying Municipal Bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond’s principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured Municipal Bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. A significant portion of insured Municipal Bonds that have been issued and are outstanding are insured by a small number of insurance companies, an event involving one or more of these insurance companies, such as a credit rating downgrade, could have a significant adverse effect on the value of the Municipal Bonds insured by that insurance company and on the Municipal Bond markets as a whole. Downgrades of certain insurance companies have negatively impacted the price of certain insured Municipal Bonds. Given the large number of potential claims against the insurers of Municipal Bonds, there is a risk that they will not be able to meet all future claims. An SBPA is a liquidity facility provided to pay the purchase price of bonds that cannot be re-marketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

Certain Funds may invest in trust certificates issued in tender option bond programs. In a tender option bond transaction (“TOB”), a tender option bond trust (“TOB Trust”) issues floating rate certificates (“TOB Floater”) and residual interest certificates (“TOB Residual”) and utilizes the proceeds of such issuance to purchase a fixed-rate municipal bond (“Fixed Rate Bond”) that either is owned or identified by a Fund. The TOB Floater is generally issued to third party investors (typically a money market fund) and the TOB Residual is generally issued to the Fund that sold or identified the Fixed Rate Bond. The TOB Trust divides the income stream provided by the Fixed Rate Bond to create two securities, the TOB Floater, which is a short-term security, and the TOB Residual, which is a longer-term security. The interest rates payable on the TOB Residual issued to a Fund bear an inverse relationship to the interest rate on the TOB Floater. The interest rate on the TOB Floater is reset by a remarketing process typically every 7 to 35 days. After income is paid on the TOB Floater at current rates, the residual income from the Fixed Rate Bond goes to the TOB Residual. Therefore, rising short-term rates result in lower income for the TOB Residual, and vice versa. In the case of a TOB Trust that utilizes the cash received (less transaction expenses) from the issuance of the TOB Floater and TOB Residual to purchase the Fixed Rate Bond from a Fund, the Fund may then invest the cash received in additional securities, generating leverage for the Fund. Other PIMCO-managed accounts may also contribute municipal bonds to a TOB Trust into which a Fund has contributed Fixed Rate Bonds. If multiple PIMCO-managed accounts participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation in the TOB Trust.

The TOB Residual may be more volatile and less liquid than other municipal bonds of comparable maturity. In most circumstances the TOB Residual holder bears substantially all of the underlying Fixed Rate Bond’s downside investment risk and also benefits from any appreciation in the value of the underlying Fixed Rate Bond. Investments in a TOB Residual typically will involve greater risk than investments in Fixed Rate Bonds.

The TOB Residual held by a Fund provides the Fund with the right to: (1) cause the holders of the TOB Floater to tender their notes at par, and (2) cause the sale of the Fixed-Rate Bond held by the TOB Trust, thereby collapsing the TOB Trust. TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that provides for the purchase of TOB Floaters that cannot be remarketed. The holders of the TOB Floaters have the right to tender their certificates in exchange for payment of par plus accrued interest on a periodic basis (typically weekly) or on the occurrence of certain mandatory tender events. The tendered TOB Floaters are remarketed by a remarketing agent, which is typically an affiliated entity of the Liquidity Provider. If the TOB Floaters cannot be remarketed, the TOB Floaters are purchased by the TOB Trust either from the proceeds of a loan from the Liquidity Provider or from a liquidation of the Fixed Rate Bond.

The TOB Trust may also be collapsed without the consent of a Fund, as the TOB Residual holder, upon the occurrence of certain “tender option termination events” (or “TOTEs”) as defined in the TOB Trust agreements. Such termination events typically include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, or a judgment or ruling that interest on the Fixed Rate Bond is subject to federal income taxation. Upon the occurrence of a termination event, the TOB Trust would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Floater up to par plus accrued interest owed on the TOB Floater and a portion of gain share, if any, with the balance paid out to the TOB Residual holder. In the case of a mandatory termination event (“MTE”), after the payment of fees, the TOB Floater holders would be paid before the TOB Residual holders (i.e., the Fund). In contrast, in the case of a TOTE, after payment of fees, the TOB Floater holders and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates.

In December 2013, regulators finalized rules implementing Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). Both the Volcker Rule and the Risk Retention Rules apply to tender option bond programs and require that such programs be restructured. In particular, these rules preclude banking entities from (i) sponsoring or acquiring interests in the trusts used to hold a Municipal Bond in the creation of TOB Trusts; and (ii) continuing to service or maintain relationships with existing programs involving TOB Trusts to the same extent and in the same capacity as existing programs.

At this time, the full impact of these rules is not certain; however, in response to these rules, industry participants are continuing to explore various structuring alternatives for TOB Trusts. For example, under a new tender option bond structure, the Funds would hire service providers to assist with establishing, structuring and sponsoring a TOB Trust. Service providers to a TOB Trust, such as administrators, liquidity providers, trustees and remarketing agents would be acting at the direction of, and as agent of, the Funds as the TOB residual holders. This structure is relatively new to the TOB marketplace, and it is possible that regulators could take positions that could limit the market for such newly structured TOB Trust transactions or the Funds’ ability to hold TOB Residuals. Because of the important role that tender option bond programs play in the Municipal Bond market, it is possible that implementation of these rules may adversely impact the Municipal Bond market and the Funds. For example, as a result of the implementation of these rules, the Municipal Bond market may experience reduced demand or liquidity and increased financing costs. Under the new TOB Trust structure, the Funds have certain additional duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, legal, regulatory and operational risks.

The Risk Retention Rules took effect in December 2016 and require the sponsor to a TOB Trust to retain at least five percent of the credit risk of the underlying assets supporting the TOB Trust’s Municipal Bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

The Funds have restructured their TOB Trusts in conformity with regulatory guidelines. Under the new TOB Trust structure, the Liquidity Provider or remarketing agent will no longer purchase the tendered TOB Floaters, even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Floaters. The TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Floaters. Any loans made by the Liquidity Provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an increased interest rate based on the number of days the loan is outstanding.

The Funds that may invest in Municipal Bonds also may invest in participation interests. Participation interests are various types of securities created by converting fixed rate bonds into short-term, variable rate certificates. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities. The Funds will invest only in such securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter.

Municipal Bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

The recent economic downturn and budgetary constraints have made Municipal Bonds more susceptible to downgrade, default and bankruptcy. In addition, difficulties in the Municipal Bond markets could result in increased illiquidity, volatility and credit risk, and a decrease in the number of Municipal Bond investment opportunities. The value of Municipal Bonds may also be affected by uncertainties involving the taxation of Municipal Bonds or the rights of Municipal Bond holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on Municipal Bonds are introduced before Congress from time to time. These legal uncertainties could affect the Municipal Bond market generally, certain specific segments of the market, or the relative credit quality of particular securities.

The Funds may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets or economic conditions. The Funds also may sell Municipal Bonds due to changes in PIMCO’s evaluation of the issuer or cash needs resulting from redemption requests for Fund shares. The secondary market for Municipal Bonds typically has been less liquid than that for taxable debt/fixed income securities, and this may affect the Fund’s ability to sell particular Municipal Bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities. Additionally, Municipal Bonds rated below investment grade (i.e., high yield Municipal Bonds) may not be as liquid as higher-rated Municipal Bonds. Reduced liquidity in the secondary market may have an adverse impact on the market price of a Municipal Bond and on a Fund’s ability to sell a Municipal Bond in response to changes or anticipated changes in economic conditions or to meet the Fund’s cash needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing a Fund’s portfolio. For more information on high yield securities please see “High Yield Securities (“Junk Bonds”) and Securities of Distressed Companies” below.

Prices and yields on Municipal Bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the Municipal Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of Municipal Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

Each Fund that may invest in Municipal Bonds may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying Municipal Bonds. In a typical custodial receipt arrangement, an issuer or third party owner of Municipal Bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Bonds. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Bond. Custodial receipts are sold in private placements. The value of a custodial receipt may fluctuate more than the value of a Municipal Bond of comparable quality and maturity.

The perceived increased likelihood of default among issuers of Municipal Bonds has resulted in constrained illiquidity, increased price volatility and credit downgrades of issuers of Municipal Bonds. Local and national market forces—such as declines in real estate prices and general business activity —may result in decreasing tax bases, fluctuations in interest rates, and increasing construction costs, all of which could reduce the ability of certain issuers of Municipal Bonds to repay their obligations. Certain issuers of Municipal Bonds have also been unable to obtain additional financing through, or must pay higher interest rates on, new issues, which may reduce revenues available for issuers of Municipal Bonds to pay existing obligations. In addition, events have demonstrated that the lack of disclosure rules in this area can make it difficult for investors to obtain reliable information on the obligations underlying Municipal Bonds. Adverse developments in the Municipal Bond market may negatively affect the value of all or a substantial portion of a fund’s holdings in Municipal Bonds.

Obligations of issuers of Municipal Bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal Bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Fund’s Municipal Bonds in the same manner.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain types of Municipal Bonds. Additionally, certain other proposals have been introduced that would have the effect of taxing a portion of exempt interest and/or reducing the tax benefits of receiving exempt interest. It can be expected that similar proposals may be introduced in the future. As a result of any such future legislation, the availability of such Municipal Bonds for investment by the Funds and the value of such Municipal Bonds held by the Funds may be affected. In addition, it is possible that events occurring after the date of a Municipal Bond’s issuance, or after a Fund’s acquisition of such obligation, may result in a determination that the interest paid on that obligation is taxable, in certain cases retroactively.

Mortgage-Related Securities and Asset-Backed Securities

Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Such mortgage loans may include reperforming loans (“RPLs”), which are loans that have previously been delinquent but are current at the time securitized. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See “Mortgage Pass-Through Securities.” Certain Funds also may invest in debt securities which are secured with collateral consisting of mortgage-related securities (see “Collateralized Mortgage Obligations”).

The recent financial downturn—particularly the increase in delinquencies and defaults on residential mortgages, falling home prices, and unemployment—has adversely affected the market for mortgage-related securities. In addition, various market and governmental actions may impair the ability to foreclose on or exercise other remedies against underlying mortgage holders, or may reduce the amount received upon foreclosure. These factors have caused certain mortgage-related securities to experience lower valuations and reduced liquidity. There is also no assurance that the U.S. Government will take further action to support the mortgage-related securities industry, as it has in the past, should the economic downturn continue or the economy experience another downturn. Further, recent legislative action and any future government actions may significantly alter the manner in which the mortgage-related securities market functions. Each of these factors could ultimately increase the risk that a Fund could realize losses on mortgage-related securities.

Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase. The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Funds’ mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for certain mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Agency Mortgage-Related Securities. The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation that issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

FNMA and FHLMC also securitize RPLs. For example, in FNMA’s case, the RPLs are single-family, fixed rate reperforming loans that generally were previously placed in an MBS trust guaranteed by FNMA, purchased from the trust by FNMA and held as a distressed asset after four or more months of delinquency, and subsequently became current (i.e. performing) again. Such RPLs may have exited delinquency through efforts at reducing defaults (e.g., loan modification). In selecting RPLs for securitization, FNMA follows certain criteria related to length of time the loan has been performing, the type of loan (single-family, fixed rate), and the status of the loan as first lien, among other things. FNMA may include different loan structures and modification programs in the future.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.

In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred securities and warrants to purchase 79.9% of each enterprise’s common stock. In 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. In 2009, the U.S. Treasury further amended the Senior Preferred Stock Purchase Agreement to allow the cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in FNMA’s and FHLMC’s net worth through the end of 2012. In August 2012, the Senior Preferred Stock Purchase Agreement was further amended to, among other things, accelerate the wind down of the retained portfolio, terminate the requirement that FNMA and FHLMC each pay a 10% dividend annually on all amounts received under the funding commitment, and require the submission of an annual risk management plan to the U.S. Treasury.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

Privately Issued Mortgage-Related Securities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust’s investment quality standards. There can be no assurance that insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, PIMCO determines that the securities meet the Trust’s quality standards. Securities issued by certain private organizations may not be readily marketable. A Fund will not purchase mortgage-related securities or any other assets which, in PIMCO’s opinion, are illiquid if, as a result, more than 15% of the value of the Fund’s net assets will be illiquid. Each of the PIMCO Enhanced Low Duration Active Exchange-Traded Fund and PIMCO Low Duration Investment Grade Corporate Bond Active Exchange-Traded Fund may invest up to 20% of its assets in mortgage-backed securities or in other asset-backed securities, although this limitation does not apply to securities issued or guaranteed by Federal agencies and/or U.S. government sponsored instrumentalities.

Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Mortgage pools underlying privately issued mortgage-related securities more frequently include second mortgages, high loan-to-value ratio mortgages and manufactured housing loans, in addition to commercial mortgages and other types of mortgages where a government or government-sponsored entity guarantee is not available. The coupon rates and maturities of the underlying mortgage loans in a privately-issued mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Other types of privately issued mortgage-related securities, such as those classified as pay-option adjustable rate or Alt-A have also performed poorly. Even loans classified as prime have experienced higher levels of delinquencies and defaults. The substantial decline in real property values across the U.S. has exacerbated the level of losses that investors in privately issued mortgage-related securities have experienced. It is not certain when these trends may reverse. Market factors that may adversely affect mortgage loan repayment include adverse economic conditions, unemployment, a decline in the value of real property, or an increase in interest rates.

Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

The Funds may purchase privately issued mortgage-related securities that are originated, packaged and serviced by third party entities. It is possible these third parties could have interests that are in conflict with the holders of mortgage-related securities, and such holders (such as a Fund) could have rights against the third parties or their affiliates. For example, if a loan originator, servicer or its affiliates engaged in negligence or willful misconduct in carrying out its duties, then a holder of the mortgage-related security could seek recourse against the originator/servicer or its affiliates, as applicable. Also, as a loan originator/servicer, the originator/servicer or its affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-related security. If one or more of those representations or warranties is false, then the holders of the mortgage-related securities (such as a Fund) could trigger an obligation of the originator/servicer or its affiliates, as applicable, to repurchase the mortgages from the issuing trust.

Notwithstanding the foregoing, many of the third parties that are legally bound by trust and other documents have failed to perform their respective duties, as stipulated in such trust and other documents, and investors have had limited success in enforcing terms. To the extent third party entities involved with privately issued mortgage-related securities are involved in litigation relating to the securities, actions may be taken that are adverse to the interests of holders of the mortgage-related securities, including the Funds. For example, third parties may seek to withhold proceeds due to holders of the mortgage-related securities, including the Funds, to cover legal or related costs. Any such action could result in losses to the Funds.

Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds’ industry concentration restrictions, set forth below under “Investment Restrictions,” by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. Therefore, subject to the limitations noted above, a Fund may invest more or less than 25% of its total assets in privately issued mortgage-related securities. The assets underlying such securities may be represented by a portfolio of residential or commercial mortgages (including both whole mortgage loans and mortgage participation interests that may be senior or junior in terms of priority of repayment) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of privately issued mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

PIMCO seeks to manage the portion of any Fund’s assets committed to privately issued mortgage-related securities in a manner consistent with the Fund’s investment objective, policies and overall portfolio risk profile. In determining whether and how much to invest in privately issued mortgage-related securities, and how to allocate those assets, PIMCO will consider a number of factors. These include, but are not limited to: (1) the nature of the borrowers (e.g., residential vs. commercial); (2) the collateral loan type (e.g., for residential: First Lien – Jumbo/Prime, First Lien – Alt-A, First Lien – Subprime, First Lien – Pay-Option or Second Lien; for commercial: Conduit, Large Loan or Single Asset / Single Borrower); and (3) in the case of residential loans, whether they are fixed rate or adjustable mortgages. Each of these criteria can cause privately issued mortgage-related securities to have differing primary economic characteristics and distinguishable risk factors and performance characteristics.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, the Funds may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches—known as support bonds, companion bonds or non-PAC bonds—which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with a Fund’s investment objectives and policies, PIMCO may invest in various tranches of CMO bonds, including support bonds.

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Mortgage-related securities include, among other things, securities that reflect an interest in reverse mortgages. In a reverse mortgage, a lender makes a loan to a homeowner based on the homeowner’s equity in his or her home. While a homeowner must be age 62 or older to qualify for a reverse mortgage, reverse mortgages may have no income restrictions. Repayment of the interest or principal for the loan is generally not required until the homeowner dies, sells the home, or ceases to use the home as his or her primary residence.

There are three general types of reverse mortgages: (1) single-purpose reverse mortgages, which are offered by certain state and local government agencies and nonprofit organizations; (2) federally-insured reverse mortgages, which are backed by the U. S. Department of Housing and Urban Development; and (3) proprietary reverse mortgages, which are privately offered loans. A mortgage-related security may be backed by a single type of reverse mortgage. Reverse mortgage-related securities include agency and privately issued mortgage-related securities. The principal government guarantor of reverse mortgage-related securities is GNMA.

Reverse mortgage-related securities may be subject to risks different than other types of mortgage-related securities due to the unique nature of the underlying loans. The date of repayment for such loans is uncertain and may occur sooner or later than anticipated. The timing of payments for the corresponding mortgage-related security may be uncertain. Because reverse mortgages are offered only to persons 62 and older and there may be no income restrictions, the loans may react differently than traditional home loans to market events. Additionally, there can be no assurance that service providers to reverse mortgage trusts (“RMTs”) will diligently and appropriately execute their duties with respect to servicing such trusts. As a result, investors (which may include the Funds) in notes issued by RMTs may be deprived of payments to which they are entitled. This could result in losses to the Funds. Investors, including the Funds, may determine to pursue negotiations or legal claims or otherwise seek compensation from RMT service providers in certain instances. This may involve the Funds incurring costs and expenses associated with such actions.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Other Mortgage-Related Securities – Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Adjustable Rate Mortgage-Backed Securities. Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Collateralized Bond Obligations, Collateralized Loan Obligations and other Collateralized Debt Obligations. Certain Funds may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.

For CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs and other CDOs may be characterized by the Funds as illiquid securities, however an active dealer market may exist for CBOs, CLOs and other CDOs allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Statement of Additional Information and the Funds’ Prospectuses (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the risk that Funds may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Asset-Backed Securities. Asset-backed securities (“ABS”) are bonds backed by pools of loans or other receivables. ABS are created from many types of assets, including, but not limited to, auto loans, accounts receivable such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans. ABS are issued through special purpose vehicles that are bankruptcy remote from the issuer of the collateral. The credit quality of an ABS transaction depends on the performance of the underlying assets. To protect ABS investors from the possibility that some borrowers could miss payments or even default on their loans, ABS include various forms of credit enhancement.

Some ABS, particularly home equity loan transactions, are subject to interest-rate risk and prepayment risk. A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities. ABS also carry credit or default risk. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction. Additionally, the value of ABS is subject to risks associated with the servicers’ performance. In some circumstances, a servicer’s or originator’s mishandling of documentation related to the underlying collateral (e.g., failure to properly document a security interest in the underlying collateral) may affect the rights of the security holders in and to the underlying collateral. Finally, ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator. Once early amortization begins, all incoming loan payments (after expenses are paid) are used to pay investors as quickly as possible based upon a predetermined priority of payment.

Consistent with a Fund’s investment objectives and policies, PIMCO also may invest in other types of asset-backed securities.

Real Estate Assets and Related Derivatives

Certain Funds may generally gain exposure to the real estate sector by investing in real estate-linked derivatives (Index Funds and Active Funds, excluding the PIMCO Enhanced Short Maturity Active Exchange-Traded Fund, PIMCO Government Limited Maturity Active Exchange-Traded Fund and PIMCO Prime Limited Maturity Active Exchange-Traded Fund), real estate investment trusts (“REITs”), and common, preferred and convertible securities of issuers in real estate-related industries. These Funds may also invest in loans or other investments secured by real estate and may, as a result of default, foreclosure or otherwise, take possession of and hold real estate as a direct owner (see “Indebtedness, Loan Participations and Assignments” below). Each of these types of investments are subject, directly or indirectly, to risks associated with ownership of real estate, including changes in the general economic climate or local conditions (such as an oversupply of space or a reduction in demand for space), loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, including competition based on rental rates, variations in market value, changes in the financial condition of tenants, changes in operating costs, attractiveness and location of the properties, adverse changes in the real estate markets generally or in specific sectors of the real estate industry and possible environmental liabilities. Real estate-related investments may entail leverage and may be highly volatile.

REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not generally taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT’s manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act. Furthermore, REITs are not diversified and are heavily dependent on cash flow.

A Fund or some of the REITs in which a Fund may invest may be permitted to hold senior or residual interests in real estate mortgage investment conduits (“REMICs”) or debt or equity interests in taxable mortgage pools. A Fund may also hold interests in “Re-REMICS,” which are interests in securitizations formed by the contribution of asset backed or other similar securities into a trust which then issues securities in various tranches. The Funds may participate in the creation of a Re-REMIC by contributing assets to the trust and receiving junior and/or senior securities in return. An interest in a Re-REMIC security may be riskier than the securities originally held by and contributed to the trust, and the holders of the Re-REMIC securities will bear the costs associated with the securitization.

Bank Obligations

Bank obligations in which the Funds may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Fund will not invest in fixed time deposits which: (1) are not subject to prepayment; or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements with remaining maturities of more than seven days and other illiquid assets.

The activities of U.S. banks and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade and are currently subject to legislative and regulatory scrutiny. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of U.S. and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

Subject to the Trust’s limitation on concentration as described in the “Investment Restrictions” section below, there is no limitation on the amount of a Fund’s assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Indebtedness, Loan Participations and Assignments

Certain Funds may purchase indebtedness and participations in commercial loans, as well as interests and/or servicing or similar rights in such loans. Such investments may be secured or unsecured and may be newly-originated (and may be specifically designed for a Fund). Indebtedness is different from traditional debt securities in that debt securities are part of a large issue of securities to the public and indebtedness may not be a security, but may represent a specific commercial loan to a borrower. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Funds may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing indebtedness and loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The indebtedness and loan participations in which a Fund intends to invest may not be rated by any nationally recognized rating service.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. In the event of the bankruptcy of a borrower, a Fund could experience delays or limitations in its ability to realize the benefits of any collateral securing a loan.

The Funds may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested. The Funds may make investments in indebtedness and loan participations to achieve capital appreciation, rather than to seek income.

Certain Funds that are diversified limit the amount of their total assets that they will invest in any one issuer and all Funds limit the amount of their total assets that they will invest in issuers within the same industry (see “Investment Restrictions”). For purposes of these limits, a Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers.” Treating a financial intermediary as an issuer of indebtedness may restrict a Funds’ ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness (which a Fund may originate, invest in or otherwise gain exposure to) may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what PIMCO believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Funds currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of the Funds’ limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Fund.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Funds. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. For example, if a loan is foreclosed, a Fund could become owner, in whole or in part, of any collateral, which could include, among other assets, real estate or other real or personal property, and would bear the costs and liabilities associated with owning and holding or disposing of the collateral (see “Real Estate Assets and Related Derivatives” above). In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Funds rely on PIMCO’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Funds.

Certain Funds may invest in debtor-in-possession financings (commonly known as “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on unencumbered security (i.e., security not subject to other creditors’ claims). There is a risk that the entity will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, a Fund’s only recourse will be against the property securing the DIP financing.

Certain Funds may act as the originator for direct loans to a borrower. Direct loans between a Fund and a borrower may not be administered by an underwriter or agent bank. The Funds may provide financing to commercial borrowers directly or through companies acquired (or created) and owned by or otherwise affiliated with one or more Funds. The terms of the direct loans are negotiated with borrowers in private transactions. A direct loan may be secured or unsecured.

In determining whether to make a direct loan, a Fund will rely primarily upon the creditworthiness of the borrower and/or any collateral for payment of interest and repayment of principal. In making a direct loan, a Fund is exposed to the risk that the borrower may default or become insolvent and, consequently, that the Fund will lose money on the loan. Furthermore, direct loans may subject a Fund to liquidity and interest rate risk and certain direct loans may be deemed illiquid. Direct loans are not publicly traded and may not have a secondary market. The lack of a secondary market for direct loans may have an adverse impact on the ability of a Fund to dispose of a direct loan and/or to value the direct loan.

When engaging in direct lending, a Fund’s performance may depend, in part, on the ability of the Fund to originate loans on advantageous terms. In originating and purchasing loans, a Fund will compete with a broad spectrum of lenders. Increased competition for, or a diminishment in the available supply of, qualifying loans could result in lower yields on such loans, which could reduce Fund performance.

As part of its lending activities, a Fund may originate loans to companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although the terms of such financing may result in significant financial returns to the Fund, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful financing to companies experiencing significant business and financial difficulties is unusually high. Different types of assets may be used as collateral for a Fund’s loans and, accordingly, the valuation of and risks associated with such collateral will vary by loan. There is no assurance that a Fund will correctly evaluate the value of the assets collateralizing the Fund’s loans or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company that the Fund funds, the Fund may lose all or part of the amounts advanced to the borrower or may be required to accept collateral with a value less than the amount of the loan advanced by the Fund or its affiliates to the borrower. Furthermore, in the event of a default by a borrower, a Fund may have difficulty disposing of the assets used as collateral for a loan.

Various state licensing requirements could apply to a Fund with respect to investments in, or the origination and servicing of, loans and similar assets. The licensing requirements could apply depending on the location of the borrower, the location of the collateral securing the loan, or the location where the Fund or PIMCO operates or has offices. In states in which it is licensed, a Fund or PIMCO will be required to comply with applicable laws and regulations, including consumer protection and anti-fraud laws, which could impose restrictions on the Fund’s or PIMCO’s ability to take certain actions to protect the value of its investments in such assets and impose compliance costs. Failure to comply with such laws and regulations could lead to, among other penalties, a loss of a Fund’s or PIMCO’s license, which in turn could require the Fund to divest assets located in or secured by real property located in that state. These risks will also apply to issuers and entities in which a Fund invests that hold similar assets, as well as any origination company or servicer in which the Fund owns an interest.

Loan origination and servicing companies are routinely involved in legal proceedings concerning matters that arise in the ordinary course of their business. These legal proceedings range from actions involving a single plaintiff to class action lawsuits with potentially tens of thousands of class members. In addition, a number of participants in the loan origination and servicing industry (including control persons of industry participants) have been the subject of regulatory actions by state regulators, including state Attorneys General, and by the federal government. Governmental investigations, examinations or regulatory actions, or private lawsuits, including purported class action lawsuits, may adversely affect such companies’ financial results. To the extent a Fund seeks to engage in origination and/or servicing directly, or has a financial interest in, or is otherwise affiliated with, an origination or servicing company, the Fund will be subject to enhanced risks of litigation, regulatory actions and other proceedings. As a result, a Fund may be required to pay legal fees, settlement costs, damages, penalties or other charges, any or all of which could materially adversely affect the Fund and its investments.

Trade Claims

The Funds may purchase trade claims and similar obligations or claims against companies in bankruptcy proceedings. Trade claims are non-securitized rights of payment arising from obligations that typically arise when vendors and suppliers extend credit to a company by offering payment terms for products and services. If the company files for bankruptcy, payments on these trade claims stop and the claims are subject to compromise along with the other debts of the company. Trade claims may be purchased directly from the creditor or through brokers. There is no guarantee that a debtor will ever be able to satisfy its trade claim obligations. Trade claims are subject to the risks associated with low-quality obligations.

Corporate Debt Securities

A Fund’s investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in PIMCO’s opinion comparable in quality to corporate debt securities in which the Fund may invest. With respect to the PIMCO Active Bond Exchange-Traded Fund, at least 80% of the issues of corporate debt securities and emerging market debt securities (excluding commercial paper) held by the Fund will have $200 million or more par amount outstanding. With respect to the PIMCO Enhanced Low Duration Active Exchange-Traded Fund and PIMCO Low Duration Investment Grade Corporate Bond Active Exchange-Traded Fund, at least 80% of the issues of emerging market corporate debt securities (excluding commercial paper) held by the Fund will have $200 million or more par amount outstanding. With respect to the PIMCO Enhanced Low Duration Active Exchange-Traded Fund and PIMCO Low Duration Investment Grade Corporate Bond Active Exchange-Traded Fund, at least 80% of the issues of non-emerging markets corporate debt securities (excluding commercial paper) held by the Fund will have at least $100 million or more par amount outstanding at the time of investment.

The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Debt securities may be acquired with warrants attached.

Securities rated Baa and BBB are the lowest which are considered “investment grade” obligations. Moody’s describes securities rated Baa as “judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.” S&P describes securities rated BBB as “having adequate capacity to meet financial commitments, but more subject to adverse economic conditions.” For securities rated BBB, Fitch states that “…expectations of default risk are currently low…capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.” For a discussion of securities rated below investment grade, see “High Yield Securities (“Junk Bonds”) and Securities of Distressed Companies” below.

High Yield Securities (“Junk Bonds”) and Securities of Distressed Companies

Investments in securities rated below investment grade that are eligible for purchase by certain Funds are described as “speculative” by Moody’s, S&P and Fitch. Investment in lower rated corporate debt securities (“high yield securities” or “junk bonds”) and securities of distressed companies generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Issuers of high yield and distressed company securities may be involved in restructurings or bankruptcy proceedings that may not be successful. Analysis of the creditworthiness of issuers of debt securities that are high yield or debt securities of distressed companies may be more complex than for issuers of higher quality debt securities.

High yield securities and debt securities of distressed companies may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of these securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn, for example, could cause a decline in prices of high yield securities and debt securities of distressed companies because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities, and a high yield security may lose significant market value before a default occurs. If an issuer of securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds by investing in such securities may incur additional expenses to seek recovery of their respective investments. In the case of securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash. PIMCO seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

High yield and distressed company securities may not be listed on any exchange and a secondary market for such securities may be comparatively illiquid relative to markets for other more liquid fixed income securities. Consequently, transactions in high yield and distressed company securities may involve greater costs than transactions in more actively traded securities, which could adversely affect the price at which the Funds could sell a high yield or distressed company security, and could adversely affect the daily net asset value of the shares. A lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make high yield debt more difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in a Fund being unable to realize full value for these securities and/or may result in a Fund not receiving the proceeds from a sale of a high yield or distressed company security for an extended period after such sale, each of which could result in losses to the Fund. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield and distressed company securities, especially in a thinly-traded market. When secondary markets for high yield and distressed company securities are less liquid than the market for other types of securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. PIMCO seeks to minimize the risks of investing in all securities through diversification, in-depth analysis and attention to current market developments.

The use of credit ratings as the sole method of evaluating high yield securities and debt securities of distressed companies can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments of a debt security, not the market value risk of a security. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. PIMCO does not rely solely on credit ratings when selecting debt securities for the Funds, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a debt security held by a Fund, the Fund may retain the security if PIMCO deems it in the best interest of shareholders.

Cre ditor Liability and Participation on Creditors Committees

Generally, when a Fund holds bonds or other similar fixed income securities of an issuer, the Fund becomes a creditor of the issuer. If a Fund is a creditor of an issuer it may be subject to challenges related to the securities that it holds, either in connection with the bankruptcy of the issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself. Although under no obligation to do so, PIMCO, as investment adviser to a Fund, may from time to time have an opportunity to consider, on behalf of a Fund and other similarly situated clients, negotiating or otherwise participating in the restructuring of the Fund’s portfolio investment or the issuer of such investment. PIMCO, in its judgment and discretion and based on the considerations deemed by PIMCO to be relevant, may believe that it is in the best interests of a Fund to negotiate or otherwise participate in such restructuring. Accordingly, and subject to applicable procedures approved by the Board of Trustees, a Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject a Fund to expenses such as legal fees and may make a Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict such Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. Similarly, subject to the above-mentioned procedures, PIMCO may actively participate in bankruptcy court and related proceedings on behalf of a Fund in order to protect the Fund’s interests in connection with a restructuring transaction, and PIMCO may cause a Fund to enter into an agreement reasonably indemnifying third parties or advancing from the Fund’s assets any legal fees or other costs to third parties, including parties involved in or assisting the Fund with a restructuring transaction, such as trustees, servicers and other third parties. Further, PIMCO has the authority, subject to the above-mentioned procedures, to represent the Trust, or any Fund(s) thereof, on creditors’ committees (or similar committees) or otherwise in connection with the restructuring of an issuer’s debt and generally with respect to challenges related to the securities held by the Funds relating to the bankruptcy of an issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. The PIMCO Prime Limited Maturity Active Exchange-Traded Fund may invest in a variable rate security having a stated maturity in excess of 18 months if the interest rate will be adjusted, and such Fund may demand payment of principal from the issuer within that period.

Certain Funds may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

Certain Funds also may invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. Certain Funds may invest up to 5% of its total assets in any combination of mortgage-related and or other asset-backed IO, PO, or inverse floater securities. See “Mortgage-Related and Other Asset-Backed Securities” for a discussion of IOs and POs. To the extent permitted by each Fund’s investment objectives and general investment policies, a Fund may invest in residual interest bonds. The term “residual interest bonds” generally includes tender option bond trust residual interest certificates and instruments designed to receive residual interest payments or other excess cash flows from collateral pools once other interest holders and expenses have been paid.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds also may invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

The PIMCO Enhanced Low Duration Active Exchange-Traded Fund’s portfolio or the Fund’s broad-based securities market index will consist of at least 13 non-affiliated issuers (excluding a portfolio or broad-based securities market index consisting entirely of exempted securities).

Event-Linked Exposure

Certain Funds may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” (with respect to the Index Funds and Active Funds, excluding the PIMCO Enhanced Short Maturity Active Exchange-Traded Fund, PIMCO Government Limited Maturity Active Exchange-Traded Fund and PIMCO Prime Limited Maturity Active Exchange-Traded Fund), or by implementing “event-linked strategies.” Event-linked exposure results in gains that typically are contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds also may expose a Fund to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid Securities” below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

Convertible Securities

The PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund and PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund and the Active Funds may invest in convertible securities, which may offer higher income than the common stocks into which they are convertible.

A convertible security is a bond, debenture, note, preferred security, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.

Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer.

If the convertible security’s “conversion value,” which is the market value of the underlying common stock that would be obtained upon the conversion of the convertible security, is substantially below the “investment value,” which is the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield), the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

A third party or PIMCO also may create a “synthetic” convertible security by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred securities and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.

More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when PIMCO believes that such a combination may better achieve a Fund’s investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, a Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument.

The Funds also may purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issues the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes credit risk associated with the underlying investment, and the Fund in turn assumes credit risk associated with the convertible note.

Contingent Convertible Instruments. Contingent convertible securities (“CoCos”) are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going-concern. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to:

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Loss absorption risk. CoCos have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses.

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Subordinated instruments. CoCos will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as the Funds, against the issuer in respect of or arising under the terms of the CoCos shall generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a conversion event (i.e., a “trigger”), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument.

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Market value will fluctuate based on unpredictable factors. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

Equity Securities

While the PIMCO Active Bond Exchange-Traded Fund and PIMCO Enhanced Low Duration Active Exchange-Traded Fund primarily intend to invest in fixed income securities, these Funds may invest in equity securities. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. The PIMCO Active Bond Exchange-Traded Fund and PIMCO Enhanced Low Duration Active Exchange-Traded Fund may not purchase common stock, but this limitation does not prevent these Funds from holding common stock obtained through the conversion of convertible securities or common stock that is received as part of a corporate reorganization or debt restructuring (for example, as may occur during bankruptcies or distressed situations).

Common stock generally takes the form of shares in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred securities. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred securities to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. The Funds generally consider a small cap company to be a company with a market capitalization of up to $1.5 billion, a mid cap company to be a company with a market capitalization of between $1.5 billion and $10 billion, and a large cap company to be a company with a market capitalization of greater than $10 billion.

Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. In addition to common stock, equity securities may include preferred securities, convertible securities and warrants, which are discussed elsewhere in the Prospectuses and this Statement of Additional Information. Equity securities other than common stock are subject to many of the same risks as common stock, although possibly to different degrees. The risks of equity securities are generally magnified in the case of equity investments in distressed companies.

With respect to the PIMCO Active Bond Exchange-Traded Fund and PIMCO Enhanced Low Duration Active Exchange-Traded Fund, not more than 10% of the net assets of the Fund in the aggregate invested in equity securities (including non-exchange-traded investment company securities) may consist of equity securities, including stocks into which a convertible security is converted, whose principal market is not a member of the Intermarket Surveillance Group or is a market with which NYSE Arca does not have a comprehensive surveillance sharing agreement.

Preferred Securities

Certain Funds may invest in preferred securities. Preferred securities represent an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred securities also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company.

Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.

Depositary Receipts

Certain Funds may invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and similar securities that represent interests in a company’s securities that have been deposited with a bank or trust and that trade on an exchange or over-the-counter (“OTC”). For example, ADRs represent interests in a non-U.S. company but trade on a U.S. exchange or OTC and are denominated in U.S. dollars. These securities represent the right to receive securities of the foreign issuer deposited with the bank or trust. ADRs, EDRs and GDRs can be sponsored by the issuing bank or trust company or the issuer of the underlying securities. Although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of such securities into the underlying securities, there are generally no fees imposed on the purchase or sale of these securities, other than transaction fees ordinarily involved with trading stock. Such securities may be less liquid or may trade at a lower price than the underlying securities of the issuer. Additionally, receipt of corporate information about the underlying issuer and proxy disclosure may be untimely.

Foreign Securities

Certain Funds may invest in corporate debt securities of foreign issuers, preferred or preference stock of foreign issuers, certain foreign bank obligations (see “Bank Obligations”) and U.S. dollar or foreign-currency denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.

PIMCO generally considers an instrument to be economically tied to a non-U.S. country if the issuer is a foreign government (or any political subdivision, agency, authority or instrumentality of such government), or if the issuer is organized under the laws of a non-U.S. country. In the case of certain money market instruments, such instruments will be considered economically tied to a non-U.S. country if either the issuer or the guarantor of such money market instrument is organized under the laws of a non-U.S. country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets of the derivative instrument, or a substantial portion of the components of the index to which the derivative instrument is exposed, are: (i) foreign currencies (or baskets or indexes of such currencies); (ii) instruments or securities that are issued by foreign governments; or (iii) instruments or securities that are issued by issuers organized under the laws of a non-U.S. country (or if the underlying assets are certain money market instruments, if either the issuer or the guarantor of such money market instruments is organized under the laws of a non-U.S. country). Further, where a derivative instrument is exposed to an index, PIMCO generally considers the derivative to be economically tied to each country represented by the components of the underlying index pursuant to the criteria set forth in the preceding sentence.

A Fund that invests in instruments economically tied to non-U.S. countries may invest in a range of countries and, as such, the value of the Fund’s assets may be affected by uncertainties such as international political developments, changes in government policies, changes in taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of countries in which investment may be made.

PIMCO generally considers an instrument to be economically tied to an emerging market country if: the issuer is organized under the laws of an emerging market country; the currency of settlement of the security is a currency of an emerging market country; the security is guaranteed by the government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government); for an asset-backed or other collateralized security, the country in which the collateral backing the security is located is an emerging market country; or the security’s “country of exposure” is an emerging market country, as determined by the criteria set forth below. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries or if an instrument’s “country of exposure” is an emerging market country. A security’s “country of exposure” is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the “country of exposure.” The factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located; (ii) the “country of risk” of the issuer; (iii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee; (iv) the “country of risk” of the issuer’s ultimate parent; or (v) the country where the issuer is organized or incorporated under the laws thereof. “Country of risk” is a separate four-part test determined by the following factors, listed in order of importance: (i) management location; (ii) country of primary listing; (iii) sales or revenue attributable to the country; and (iv) reporting currency of the issuer. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In exercising such discretion, PIMCO identifies countries as emerging markets consistent with the strategic objectives of the particular Fund. For example, a Fund may consider a country to be an emerging market country based on a number of factors including, but not limited to, if the country is classified as an emerging or developing economy by any supranational organization such as the World Bank or the United Nations, or related entities, or if the country is considered an emerging market country for purposes of constructing emerging markets indices. In some cases, this approach may result in PIMCO identifying a particular country as an emerging market with respect to certain Funds but not others.

The PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund and PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund may invest, without limit, in U.S. dollar-denominated securities and instruments that are economically tied to emerging market countries. The PIMCO Low Duration Investment Grade Corporate Bond Active Exchange-Traded Fund may invest up to 20% of its total assets in securities and instruments that are economically tied to emerging market countries. The PIMCO Active Bond Exchange-Traded Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries, so long as at least 80% of the issues of corporate debt securities and debt securities (excluding commercial paper) economically tied to emerging market countries held by the Fund have $200 million or more par amount outstanding. The PIMCO Enhanced Low Duration Active Exchange-Traded Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The PIMCO Enhanced Short Maturity Active Exchange-Traded Fund may invest up to 5% of its total assets in securities and instruments that are economically tied to emerging market countries.

Investment risk may be particularly high to the extent that a Fund invests in instruments economically tied to emerging market countries. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed countries. Certain Funds may invest in emerging markets that may be in the process of opening to trans-national investment, which may increase these risks. Risks particular to emerging market countries include, but are not limited to, the following risks.

General Emerging Market Risk. The securities markets of countries in which certain Funds may invest may be relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers in countries in which the Funds may invest may not be subject to a high degree of regulation and the financial institutions with which the Funds may trade may not possess the same degree of financial sophistication, creditworthiness or resources as those in developed markets. Furthermore, the legal infrastructure and accounting, auditing and reporting standards in certain countries in which the Funds may invest may not provide the same degree of investor protection or information to investors as would generally apply in major securities markets.

Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Funds’ investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Funds could lose their entire investment in that country. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Funds invest a portion of their assets in a concentrated geographic area, the Funds will generally have more exposure to regional economic risks associated with that geographic area.

Restrictions on Foreign Investment. A number of emerging securities markets restrict foreign investment to varying degrees. Furthermore, repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some countries. While the Funds that may invest in securities and instruments that are economically tied to emerging market countries will only invest in markets where these restrictions are considered acceptable, new or additional repatriation or other restrictions might be imposed subsequent to the Funds’ investment. If such restrictions were to be imposed subsequent to the Funds’ investment in the securities markets of a particular country, the Funds’ response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the Funds’ liquidity needs and all other acceptable positive and negative factors. Some emerging markets limit foreign investment, which may decrease returns relative to domestic investors. The Funds may seek exceptions to those restrictions. If those restrictions are present and cannot be avoided by the Funds, the Funds’ returns may be lower.

Settlement Risks. Settlement systems in emerging markets may be less well organized and less transparent than in developed markets and transactions may take longer to settle as a result. Supervisory authorities may also be unable to apply standards which are comparable with those in developed markets. Thus there may be risks that settlement may be delayed and that cash or securities belonging to the Funds may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment shall be made prior to receipt of the security which is being purchased or that delivery of a security must be made before payment is received. In such cases, default by a broker or bank (the “Counterparty”) through whom the relevant transaction is effected might result in a loss being suffered by the Funds. A Fund may not know the identity of a Counterparty, which may increase the possibility of the Fund not receiving payment or delivery of securities in a transaction. The Funds will seek, where possible, to use Counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that the Funds will be successful in eliminating or reducing this risk, particularly as Counterparties operating in emerging market countries frequently lack the substance, capitalization and/or financial resources of those in developed countries.

There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise in respect of securities held by or to be transferred to the Funds. Furthermore, compensation schemes may be non-existent, limited or inadequate to meet the Funds’ claims in any of these events.

Counterparty Risk. Trading in the securities of developing markets presents additional credit and financial risks. The Funds may have limited access to, or there may be a limited number of, potential Counterparties that trade in the securities of emerging market issuers. Governmental regulations may restrict potential Counterparties to certain financial institutions located or operating in the particular emerging market. Potential Counterparties may not possess, adopt or implement creditworthiness standards, financial reporting standards or legal and contractual protections similar to those in developed markets. Currency hedging techniques may not be available or may be limited. The Funds may not be able to reduce or mitigate risks related to trading with emerging market Counterparties. The Funds will seek, where possible, to use Counterparties whose financial status is such that the risk of default is reduced, but the risk of losses resulting from default is still possible.

Government in the Private Sector. Government involvement in the private sector varies in degree among the emerging markets in which the Funds invest. Such involvement may, in some cases, include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any emerging market country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies, to the possible detriment of the Funds’ investment in that country.

Litigation. The Funds may encounter substantial difficulties in obtaining and enforcing judgments against individuals and companies located in certain emerging market countries. It may be difficult or impossible to obtain or enforce legislation or remedies against governments, their agencies and sponsored entities.

Fraudulent Securities. It is possible, particularly in markets in emerging market countries, that purported securities in which the Funds invest may subsequently be found to be fraudulent and as a consequence the Funds could suffer losses.

Taxation. Non-U.S. laws governing the taxation of income and capital gains accruing to non-residents varies among emerging market countries and, in some cases, is comparatively high. In addition, certain emerging market countries may not have well-defined tax laws and procedures, and such laws or procedures may permit retroactive taxation so that the Funds could in the future become subject to local tax liabilities that had not been anticipated in conducting its investment activities or valuing its assets. The Funds will seek to reduce these risks by careful management of their assets. However, there can be no assurance that these efforts will be successful.

Political Risks/Risks of Conflicts. Recently, various countries have seen significant internal conflicts and in some cases, civil wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or other political developments cannot be excluded. Apparently stable systems may experience periods of disruption or improbable reversals of policy. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments could adversely affect the Funds’ investments. The transformation from a centrally planned, socialist economy to a more market oriented economy has also resulted in many economic and social disruptions and distortions. Moreover, there can be no assurance that the economic, regulatory and political initiatives necessary to achieve and sustain such a transformation will continue or, if such initiatives continue and are sustained, that they will be successful or that such initiatives will continue to benefit foreign (or non-national) investors. Certain instruments, such as inflation index instruments, may depend upon measures compiled by governments (or entities under their influence) which are also the obligors.

Each Fund that may invest in foreign (non-U.S.) securities may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings were implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela. Beginning in the early 2000s, certain countries began retiring their Brady Bonds, including Brazil, Colombia, Mexico, the Philippines and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the OTC secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”).

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities also may depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations.

Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Funds) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part. A Fund’s investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund’s income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

Euro- and EU-related risks. The global economic crisis brought several small economies in Europe to the brink of bankruptcy and many other economies into recession and weakened the banking and financial sectors of many European countries. For example, the governments of Greece, Spain, Portugal, and the Republic of Ireland have all experienced large public budget deficits, the effects of which are still yet unknown and may slow the overall recovery of the European economies from the global economic crisis. In addition, due to large public deficits, some European countries may be dependent on assistance from other European governments and institutions or other central banks or supranational agencies such as the International Monetary Fund. Assistance may be dependent on a country’s implementation of reforms or reaching a certain level of performance. Failure to reach those objectives or an insufficient level of assistance could result in a deep economic downturn which could significantly affect the value of a Fund’s European investments.

The Economic and Monetary Union of the European Union (“EMU”) is comprised of the European Union (“EU”) members that have adopted the euro currency. By adopting the euro as its currency, a member state relinquishes control of its own monetary policies. As a result, European countries are significantly affected by fiscal and monetary policies implemented by the EMU and European Central Bank. The euro currency may not fully reflect the strengths and weaknesses of the various economies that comprise the EMU and Europe generally.

It is possible that one or more EMU member countries could abandon the euro and return to a national currency and/or that the euro will cease to exist as a single currency in its current form. The effects of such an abandonment or a country’s forced expulsion from the euro on that country, the rest of the EMU, and global markets are impossible to predict, but are likely to be negative. The exit of any country out of the euro may have an extremely destabilizing effect on other eurozone countries and their economies and a negative effect on the global economy as a whole. Such an exit by one country may also increase the possibility that additional countries may exit the euro should they face similar financial difficulties. In addition, in the event of one or more countries’ exit from the euro, it may be difficult to value investments denominated in euros or in a replacement currency.

The Funds may face potential risks associated with the referendum on the United Kingdom’s continued membership in the EU, which resulted in a vote for the United Kingdom to leave the EU. The vote to leave the EU may result in substantial volatility in foreign exchange markets and may lead to a sustained weakness in the British pound’s exchange rate against the United States dollar, the euro and other currencies, which may impact Fund returns. The vote to leave the EU may result in a sustained period of market uncertainty, as the United Kingdom seeks to negotiate the terms of its exit. It may also destabilize some or all of the other EU member countries and/or the Eurozone. These developments could result in losses to the Funds, as there may be negative effects on the value of Funds’ investments and/or on Funds’ ability to enter into certain transactions or value certain investments, and these developments may make it more difficult for Funds to exit certain investments at an advantageous time or price. Such events could result from, among other things, increased uncertainty and volatility in the United Kingdom, the EU and other financial markets; fluctuations in asset values; fluctuations in exchange rates; decreased liquidity of investments located, traded or listed within the United Kingdom, the EU or elsewhere; changes in the willingness or ability of financial and other counterparties to enter into transactions or the price and terms on which other counterparties are willing to transact; and/or changes in legal and regulatory regimes to which Fund investments are or become subject. Any of these events, as well as an exit or expulsion of an EU member state other than the United Kingdom from the EU, could negatively impact Fund returns.

Investments in Russia. Certain Funds may invest in securities and instruments that are economically tied to Russia. In determining whether an instrument is economically tied to Russia, PIMCO uses the criteria for determining whether an instrument is economically tied to an emerging market country as set forth above under “Foreign Securities.” In addition to the risks listed above under “Foreign Securities,” investing in Russia presents additional risks. In particular, investments in Russia are subject to the risk that the United States and/or other countries may impose economic sanctions. Such sanctions – which may impact companies in many sectors, including energy, financial services and defense, among others – may negatively impact a Fund’s performance and/or ability to achieve its investment objective. For example, certain investments in Russian companies or instruments tied to Russian companies may be prohibited and/or existing investments may become illiquid (e.g., in the event that a Fund is prohibited from transacting in certain existing investments tied to Russia), which could cause a Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions. It is also possible that such sanctions may prevent U.S.-based entities that provide services to a Fund from transacting with Russian entities. Under such circumstances, a Fund may not receive payments due with respect to certain investments, such as the payments due in connection with the Fund’s holding of a fixed income security. More generally, investing in Russian securities is highly speculative and involves significant risks and special considerations not typically associated with investing in the securities markets of the U.S. and most other developed countries. Over the past century, Russia has experienced political, social and economic turbulence and has endured decades of communist rule under which tens of millions of its citizens were collectivized into state agricultural and industrial enterprises. Since the collapse of the Soviet Union, Russia’s government has been faced with the daunting task of stabilizing its domestic economy, while transforming it into a modern and efficient structure able to compete in international markets and respond to the needs of its citizens. However, to date, many of the country’s economic reform initiatives have floundered. In this environment, there is always the risk that the nation’s government will abandon the current program of economic reform and replace it with radically different political and economic policies that would be detrimental to the interests of foreign investors. This could entail a return to a centrally planned economy and nationalization of private enterprises similar to what existed under the old Soviet Union.

Poor accounting standards, inept management, pervasive corruption, insider trading and crime, and inadequate regulatory protection for the rights of investors all pose a significant risk, particularly to foreign investors. In addition, there is the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive, and/or exorbitant taxation, or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws. Investments in Russia may be subject to the risk of nationalization or expropriation of assets.

Compared to most national securities markets, the Russian securities market suffers from a variety of problems not encountered in more developed markets. There is little long-term historical data on the Russian securities market because it is relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, because of less stringent auditing and financial reporting standards than apply to U.S. companies, there may be little reliable corporate information available to investors. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies. Securities of Russian companies also may experience greater price volatility than securities of U.S. companies.

Because of the recent formation of the Russian securities market as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company’s share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central securities depository and no central registration system for security holders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity, and it is possible for a Fund to lose its registration through fraud, negligence, or even mere oversight. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. While a Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, significant delays or problems may occur in registering the transfer of securities, which could cause a Fund to incur losses due to a counterparty’s failure to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons. A Fund also may experience difficulty in obtaining and/or enforcing judgments in Russia.

The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products.

Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. In addition, there is the risk that the Russian government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls may prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital.

Forei gn Currency Transactions

The PIMCO Active Bond Exchange-Traded Fund, PIMCO Enhanced Low Duration Active Exchange-Traded Fund and PIMCO Low Duration Investment Grade Corporate Bond Active Exchange-Traded Fund may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts (“forwards”). The PIMCO Low Duration Investment Grade Corporate Bond Active Exchange-Traded Fund will limit its investments in currencies to those currencies with a minimum average daily foreign exchange turnover of USD $1 billion as determined by the Bank for International Settlements (“BIS”) Triennial Central Bank Survey. A Fund may engage in these transactions in order to attempt to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities or to lower currency deviations relative to the Fund’s benchmark index(es).

A forward involves an obligation to purchase or sell a certain amount of a specific currency at a future date, which may be three business days or more from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forwards used for non-hedging purposes will be covered by the segregation or “earmarking” of assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, and are marked to market daily. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. Forwards are used primarily to adjust the foreign exchange exposure of a Fund with a view to protecting the outlook, and the Fund might be expected to enter into such contracts under the following circumstances:

Lock In. When PIMCO desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

Cross Hedge. If a particular currency is expected to decrease against another currency, the Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund’s portfolio holdings denominated in the currency sold.

Direct Hedge. If PIMCO wants to eliminate substantially all of the risk of owning a particular currency, and/or if PIMCO thinks that the Fund can benefit from price appreciation in a given country’s bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, the Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Fund would hope to benefit from an increase (if any) in value of the bond.

Proxy Hedge. PIMCO might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, the Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the United States and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

Costs of Hedging. When the Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a Fund’s dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in the Fund’s net asset value per share.

The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if PIMCO’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. Also, foreign currency transactions, like currency exchange rates, can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may prevent or restrict a Fund’s ability to enter into foreign currency transactions, force the Fund to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for the Fund, any of which may result in a loss to the Fund. In addition, the use of cross-hedging transactions may involve special risks, and may leave a Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a Fund will have the flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.

Under definitions adopted by the Commodity Futures Trading Commission (“CFTC”) and SEC, many non-deliverable foreign currency forwards are considered swaps for certain purposes, including the determination of whether such instruments need to be exchange-traded and centrally cleared as discussed further in “Risks of Potential Government Regulation of Derivatives.” These changes are expected to reduce counterparty risk as compared to bi-laterally negotiated contracts.

Certain Funds may hold a portion of their assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

Tax Consequences of Hedging. Under applicable tax law, the Funds may be required to limit their gains from hedging in foreign currency forwards, futures, and options. Although the Funds are expected to comply with such limits, the extent to which these limits apply is subject to tax regulations as yet unissued. Hedging also may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Funds and could affect whether dividends paid by the Funds are classified as capital gains or ordinary income.

Foreign Currency Exchange-Related Securities

Foreign currency warrants. Foreign currency warrants such as Currency Exchange WarrantsTM (“CEWsTM”) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Principal exchange rate linked securities. Principal exchange rate linked securities (“PERLsTM”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance indexed paper. Performance indexed paper (“PIPsTM”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Borrowing

Except as described below, each Fund may borrow money to the extent permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. This means that, in general, a Fund may borrow money from banks for any purpose in an amount up to 1/3 of the Fund’s total assets. A Fund also may borrow money for temporary administrative purposes in an amount not to exceed 5% of the Fund’s total assets.

Specifically, provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

As noted below, a Fund also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent a Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation or “earmarking” of assets determined in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund’s commitment to repurchase, such an agreement will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Funds. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

A Fund may enter into reverse repurchase agreements, mortgage dollar rolls and economically similar transactions. A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund to another party, such as a bank or broker-dealer, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. The Fund typically will segregate or “earmark” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. With respect to reverse repurchase agreements in which banks are counterparties, the Fund may treat such transactions as bank borrowings, which would be subject to the Fund’s limitations on borrowings. Such treatment would, among other things, restrict the aggregate of such transactions (plus any other borrowings) to one-third of a Fund’s total assets.

A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within a specified percentage of the initial amount delivered.

A Fund’s obligations under a dollar roll agreement must be covered by segregated or “earmarked” liquid assets equal in value to the securities subject to repurchase by the Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated or “earmarked” liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds’ restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to a Fund’s overall limitations on investments in illiquid securities.

A Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty that purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security. A Fund’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund’s forward commitment to repurchase the subject security.

It is possible that changing government regulation may affect a Fund’s use of these strategies. Changes in regulatory requirements concerning margin for certain types of financing transactions, such as repurchase agreements, reverse repurchase agreements, and securities lending and borrowing, could impact a Fund’s ability to utilize these investment strategies and techniques.

Commodities

Certain Funds may purchase or sell derivatives, securities or other instruments that provide exposure to commodities. A Fund’s investments in commodities-related instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-related instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. An unexpected surplus of a commodity caused by one of the aforementioned factors, for example, may cause a significant decrease in the value of the commodity (and a decrease in the value of any investments directly correlated to the commodity). Conversely, an unexpected shortage of a commodity caused by one of the aforementioned factors may cause a significant increase in the value of the commodity (and a decrease in the value of any investments inversely correlated to that commodity). The commodity markets are subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions.

A Fund may focus its commodity-related investments in a particular sector of the commodities market (such as gold, oil, metal or agricultural products). As a result, to the extent a Fund focuses its investments in a particular sector of the commodities market, the Fund may be more susceptible to risks associated with those sectors, including the risk of loss due to adverse economic, business or political developments affecting a particular sector.

Derivative Instruments

For purposes of the “Derivative Instruments” section, references to a “Fund” and the “Funds” include the Index Funds and Active Funds, excluding the PIMCO Enhanced Short Maturity Active Exchange-Traded Fund, PIMCO Government Limited Maturity Active Exchange-Traded Fund and PIMCO Prime Limited Maturity Active Exchange-Traded Fund.

In pursuing their individual objectives, the Funds may, to the extent permitted by their investment objectives and policies, purchase and sell (write) both put options and call options on securities, swap agreements, securities indexes and foreign currencies, and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts (“futures options”) to seek to replicate the composition and performance of a particular index, or as part of their overall investment strategies, except that those Funds that may not invest in foreign currency-denominated securities may not enter into transactions involving currency futures or options. Each Fund also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Such Funds also may enter into swap agreements with respect to interest rates and indexes of securities, and to the extent it may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. The Funds may invest in structured notes, including structured notes that include, or relate to, a derivative instrument. If other types of financial instruments, including other types of options, futures contracts, or options on futures are traded in the future, a Fund also may use those instruments, provided that the Board of Trustees determines their use is consistent with the Fund’s investment objective.

The value of some derivative instruments in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of PIMCO to forecast interest rates and other economic factors correctly. If PIMCO incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Funds could be exposed to additional, unforeseen risks, including the risk of loss.

The Funds might not employ any of the strategies described herein, and no assurance can be given that any strategy used will succeed. If PIMCO incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise. This is due, in part, to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments and the possible inability of a Fund to close out or to liquidate its derivatives positions. In addition, a Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed upon distribution at ordinary income tax rates) than if it had not used such instruments. For Funds that gain exposure to an asset class using derivative instruments backed by a collateral portfolio of Fixed Income Instruments, changes in the value of the Fixed Income Instruments may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class.

Participation in the markets for derivative instruments involves investment risks and transaction costs to which a Fund may not be subject absent the use of these strategies. The skills needed to successfully execute derivative strategies may be different from those needed for other types of transactions. If the Fund incorrectly forecasts the value and/or creditworthiness of securities, currencies, interest rates, counterparties or other economic factors involved in a derivative transaction, the Fund might have been in a better position if the Fund had not entered into such derivative transaction. In evaluating the risks and contractual obligations associated with particular derivative instruments, it is important to consider that certain derivative transactions may be modified or terminated only by mutual consent of the Fund and its counterparty and certain derivative transactions may be terminated by the counterparty or the Fund, as the case may be, upon the occurrence of certain Fund-related or counterparty-related events, which may result in losses or gains to the Fund based on the market value of the derivative transactions entered into between the Fund and the counterparty. In addition, such early terminations may result in taxable events and accelerate gain or loss recognition for tax purposes. It may not be possible for a Fund to modify, terminate, or offset the Fund’s obligations or the Fund’s exposure to the risks associated with a derivative transaction prior to its termination or maturity date, which may create a possibility of increased volatility and/or decreased liquidity to the Fund. Upon the expiration or termination of a particular contract, a Fund may wish to retain a Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other appropriate counterparty can be found, which could cause the Fund not to be able to maintain certain desired investment exposures or not to be able to hedge other investment positions or risks, which could cause losses to the Fund. Furthermore, after such an expiration or termination of a particular contract, a Fund may have fewer counterparties with which to engage in additional derivative transactions, which could lead to potentially greater counterparty risk exposure to one or more counterparties and which could increase the cost of entering into certain derivatives. In such cases, the Fund may lose money.

A Fund may engage in investment strategies, including the use of derivatives, to, among other things, seek to generate current, distributable income, even if such strategies could potentially result in declines in the Fund’s net asset value. A Fund’s income and gain-generating strategies, including certain derivative strategies, may generate current taxable income and gains sufficient to support distributions, even in situations when the Fund has experienced losses due to, for example, adverse changes in the broad U.S. or non-U.S. securities markets or the Fund’s portfolio of investments, or arising from its use of derivatives. Consequently, Fund shareholders may receive distributions subject to tax at ordinary income rates at a time when their investment in the Fund has declined in value, which may be economically similar to a taxable return of capital.

The tax treatment of certain derivatives may be open to different interpretations. Any recharacterization of payments made or received by a Fund pursuant to derivatives potentially could affect the amount, timing or character of Fund distributions. In addition, the tax treatment of such investment strategies may be changed by regulation or otherwise.

Options on Securities and Indexes. A Fund may, to the extent specified herein or in its Prospectus, purchase and sell both put and call options on fixed-income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an OTC market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer. With respect to each Active Fund, not more than 10% of the net assets of an Active Fund in the aggregate invested in exchange-traded options contracts may consist of exchange-traded options contracts whose principal market is not a member of the Intermarket Surveillance Group or is a market with which NYSE Arca does not have a comprehensive surveillance sharing agreement.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price often at any time during the term of the option for American options or only at expiration for European options. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put). Certain put options written by a Fund, which counterparties may use as a source of liquidity, may be structured to have an exercise price that is less than the market value of the underlying securities that would be received by the Fund. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

A Fund will “cover” its obligations when it writes call options or put options. In the case of a call option on a debt obligation or other security, the option is covered if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in such amount are segregated by its custodian or “earmarked”) upon conversion or exchange of other securities held by a Fund. A call option on a security is also “covered” if a Fund does not hold the underlying security or have the right to acquire it, but the Fund segregates or “earmarks” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount equal to the value of the underlying security (minus any collateral deposited with a broker-dealer or other financial institution), on a mark-to-market basis (a so-called “naked” call option).

For a call option on an index, the option is covered if a Fund maintains with its custodian liquid assets in an amount equal to the Fund’s net obligation under the option. A call option is also covered if a Fund holds a call on the same index or security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated or “earmarked” liquid assets. A put option on a security or an index is covered if a Fund segregates or “earmarks” liquid assets equal to the exercise price. A put option is also covered if a Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated or “earmarked” liquid assets. Obligations under written call and put options so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restrictions concerning senior securities and borrowings.

If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, a Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and ask prices.

Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

The writer of an American option often has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. To the extent a Fund writes a put option, the Fund has assumed the obligation during the option period to purchase the underlying investment from the put buyer at the option’s exercise price if the put buyer exercises its option, regardless of whether the value of the underlying investment falls below the exercise price. This means that a Fund that writes a put option may be required to take delivery of the underlying investment and make payment for such investment at the exercise price. This may result in losses to the Fund and may result in the Fund holding the underlying investment for some period of time when it is disadvantageous to do so. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.

If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, a Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

To the extent that a Fund writes a call option on a security it holds in its portfolio and intends to use such security as the sole means of “covering” its obligation under the call option, the Fund has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price during the option period, but, as long as its obligation under such call option continues, has retained the risk of loss should the price of the underlying security decline. If a Fund were unable to close out such a call option, the Fund would not be able to sell the underlying security unless the option expired without exercise.

Foreign Currency Options. Funds that invest in foreign currency-denominated securities may buy or sell put and call options on foreign currencies. These Funds may buy or sell put and call options on foreign currencies either on exchanges or in the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. OTC options differ from exchange-traded options in that they are bilateral contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Under definitions adopted by the CFTC and SEC, many foreign currency options are considered swaps for certain purposes, including determination of whether such instruments need to be exchange-traded and centrally cleared as discussed further in “Risks of Potential Government Regulation of Derivatives.”

Futures Contracts and Options on Futures Contracts. A futures contract is an agreement to buy or sell a security or other asset for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, a party can close out its position on the exchange for cash, without delivering the underlying security or other underlying asset. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract from or to the writer of the option, at a specified price and on or before a specified expiration date. With respect to each Active Fund, not more than 10% of the net assets of an Active Fund in the aggregate invested in futures contracts may consist of futures contracts whose principal market is not a member of the Intermarket Surveillance Group or is a market with which NYSE Arca does not have a comprehensive surveillance sharing agreement.

Each Fund may invest in futures contracts and options thereon (“futures options”) with respect to, but not limited to, interest rates and security indexes.

An interest rate or index futures contract provides for the future sale or purchase of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which a party agrees to pay or receive an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including , but not limited to: the S&P 500; the S&P Midcap 400; the Nikkei 225; the Markit CDX credit index; the iTraxx credit index; U.S. Treasury bonds; U.S. Treasury notes; U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future. Certain futures contracts on indexes, financial instruments or foreign currencies may represent new investment products that lack performance track records.

A Fund may purchase and write call and put futures options, as specified for that Fund in its Prospectus. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

The Funds claim an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, as amended (“CEA”) and, therefore, are not subject to registration or regulation as commodity pools under the CEA. PIMCO is not deemed to be a CPO with respect to its service as investment manager to the Funds.

In 2012, the CFTC adopted certain rule amendments that significantly affected the exemptions that were available to each of the Funds. To the extent any Funds are, or become, ineligible to claim an exclusion from CFTC regulation, these Funds may consider steps in order to continue to qualify for exemption from CFTC regulation, or may determine to operate subject to CFTC regulation.

Limitations on Use of Futures and Futures Options. A Fund that may use futures and futures options will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark to market its open futures positions.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities or commodities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing an offsetting futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, a Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

The Funds may write covered straddles consisting of a combination of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet a Fund’s immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, a Fund will also segregate or “earmark” liquid assets equivalent to the amount, if any, by which the put is “in the money.”

When purchasing a futures contract that cash settles, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the mark-to-market value of the futures contract. Alternatively, a Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

When selling a futures contract that cash settles, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees that are equal to the mark-to-market value of the futures contract. Alternatively, a Fund may “cover” its position by owning the instruments underlying the futures contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust’s custodian).

With respect to futures contracts that “physically settle,” a Fund may cover the open position by setting aside or “earmarking” liquid assets in an amount equal to the full notional value of the futures contract. With respect to futures that are required to “cash settle,” however, a Fund is permitted to set aside or “earmark” liquid assets in an amount equal to the Fund’s daily mark-to-market (net) obligation, if any (in other words, the Fund’s daily net liability, if any), rather than the full notional value of the futures contract. By setting aside or “earmarking” assets equal to only its net obligation under cash-settled futures, a Fund will have the ability to utilize these contracts to a greater extent than if the Fund were required to segregate or “earmark” assets equal to the full notional value of the futures contract.

When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

To the extent that securities with maturities greater than one year are used to segregate or “earmark” assets to cover a Fund’s obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by limiting the overall of the Fund’s portfolio securities. Thus, the use of a longer-term security may require a Fund to hold offsetting short-term securities to balance the Fund’s portfolio such that the Fund’s duration does not exceed the maximum permitted for the Fund in the Prospectuses.

The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options and forward contracts. See “Taxation.”

Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent, however, that a Fund enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of such Fund’s holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Additional Risks of Options on Securities, Futures Contracts and Options on Futures Contracts. Options on securities, futures contracts and options on futures contracts may be traded on foreign (non-U.S.) exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign (non-U.S.) securities. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in a Fund’s ability to act upon economic events occurring in foreign (non-U.S.) markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.

Swap Agreements and Options on Swap Agreements. Each Fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates or security indexes and specific securities. A Fund may enter into options on swap agreements (“swaptions”).

A Fund may enter into swap transactions for any legal purpose consistent with its investment objectives and policies, such as attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in a more cost efficient manner.

OTC swap agreements are bilateral contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard OTC swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or change in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Certain swap agreements, such as interest rate swaps, are traded on exchanges and cleared through central clearing counterparties. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A total return swap agreement is a contract in which one party agrees to make periodic payments to another party based on the change in market value of underlying assets, which may include a single stock, a basket of stocks, or a stock index during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets.

A Fund also may enter into forward volatility agreements, also known as volatility swaps. In a volatility swap, the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying reference instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying reference instrument. For example, a Fund may enter into a volatility swap in order to take the position that the reference instrument’s volatility will increase over a particular period of time. If the reference instrument’s volatility does increase over the specified time, the Fund will receive a payment from its counterparty based upon the amount by which the reference instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the reference instrument’s volatility does not increase over the specified time, the Fund will make a payment to the counterparty based upon the amount by which the reference instrument’s realized volatility level falls below the volatility level agreed upon by the parties. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of a volatility swap is frequently referred to as a variance swap. Certain of the Funds may engage in variance swaps.

A fund also may enter into combinations of swap agreements in order to achieve certain economic results. For example, a Fund may enter into two swap transactions, one of which offsets the other for a period of time. After the offsetting swap transaction expires, the Fund would be left with the economic exposure provided by the remaining swap transaction. The intent of such an arrangement would be to lock in certain terms of the remaining swap transaction that a Fund may wish to gain exposure to in the future without having that exposure during the period the offsetting swap is in place.

A Fund also may enter into swaptions. A swaption is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund may write (sell) and purchase put and call swaptions.

Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Most types of swap agreements entered into by the Funds will calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or “earmarking” of assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of a Fund’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities.

A Fund also may enter into OTC and cleared credit default swap agreements. A credit default swap agreement may reference one or more debt securities or obligations that are not currently held by a Fund. The protection “buyer” in an OTC credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract until a credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. When spreads rise, market-perceived credit risk rises and when spreads fall, market-perceived credit risk falls. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the credit soundness of the issuer of the reference obligation and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Credit default swap agreements sold by a Fund may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk (with respect to OTC credit default swaps) and credit risk. A Fund will enter into uncleared credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. Each Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which a Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a mark-to-market basis. In connection with credit default swaps in which a Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio. Such segregation or “earmarking” will not limit the Fund’s exposure to loss.

The Dodd-Frank Act and related regulatory developments require the clearing and exchange-trading of certain standardized OTC derivative instruments that the CFTC and SEC have defined as “swaps.” The CFTC has implemented mandatory exchange-trading and clearing requirements under the Dodd-Frank Act, and the CFTC continues to approve contracts for central clearing. Uncleared swaps are subject to certain margin requirements that mandate the posting and collection of minimum margin amounts on certain uncleared swaps transactions, which may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps than would otherwise be the case. PIMCO will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Funds’ ability to enter into swap agreements.

Whether a Fund’s use of swap agreements or swaptions will be successful in furthering its investment objective will depend on PIMCO’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into OTC swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds’ ability to use swap agreements. The swaps market is subject to increasing regulations, in both U.S. and non-U.S. markets. It is possible that developments in the swaps market, including additional government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the reference asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because OTC swap agreements are bilateral contracts that may be subject to contractual restrictions on transferability and termination and because they may have remaining terms of greater than seven days, swap agreements may be considered illiquid and subject to a Fund’s limitation on investments in illiquid securities. However, the Trust has adopted procedures pursuant to which PIMCO may determine swaps to be liquid under certain circumstances. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. A Fund bears the risk that PIMCO will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If PIMCO attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.

Correlation Risk for the Funds. In certain cases, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. There are a number of factors which may prevent a fund, or derivatives or other strategies used by a fund, from achieving desired correlation with an index. These may include, but are not limited to: (i) the impact of fund fees, expenses and transaction costs, including borrowing and brokerage costs/bid-ask spreads, which are not reflected in index returns; (ii) differences in the timing of daily calculations of the value of an index and the timing of the valuation of derivatives, securities and other assets held by a fund and the determination of the net asset value of fund shares; (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which a fund invests; (iv) a fund having exposure to or holding less than all of the securities in the underlying index and/or having exposure to or holding securities not included in the underlying index; (v) large or unexpected movements of assets into and out of a fund (due to share purchases or redemptions, for example), potentially resulting in the fund being over- or under-exposed to the index; (vi) the impact of accounting standards or changes thereto; (vii) changes to the applicable index that are not disseminated in advance; (viii) a possible need to conform a fund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; and (ix) fluctuations in currency exchange rates.

Risks of Potential Government Regulation of Derivatives. It is possible that additional government regulation of various types of derivative instruments, including futures, options and swap agreements, may limit or prevent a Fund from using such instruments as a part of its investment strategy, and could ultimately prevent a Fund from being able to achieve its investment objective. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of a Fund to use certain instruments as a part of its investment strategy. Limits or restrictions applicable to the counterparties or issuers, as applicable, with which the Funds engage in derivative transactions could also limit or prevent the Funds from using certain instruments.

There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Funds or the ability of the Funds to continue to implement their investment strategies. The futures, options and swaps markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of futures, options and swaps transactions in the United States is a rapidly changing area of law and is subject to modification by government and judicial action.

In particular, the Dodd-Frank Act sets forth a legislative framework for OTC derivatives, including financial instruments, such as swaps, in which the Funds may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and requires clearing and exchange trading of many OTC derivatives transactions.

Provisions in the Dodd-Frank Act include capital and margin requirements and the mandatory use of clearinghouse mechanisms for many OTC derivative transactions. The CFTC, SEC and other federal regulators have been developing the rules and regulations enacting the provisions of the Dodd-Frank Act. However, swap dealers, major market participants and swap counterparties are experiencing, and will continue to experience, new and additional regulations, requirements, compliance burdens and associated costs. The Dodd-Frank Act and the rules to be promulgated thereunder may negatively impact a Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, new position limits imposed on a Fund or its counterparties may impact that Fund’s ability to invest in futures, options and swaps in a manner that efficiently meets its investment objective. New requirements even if not directly applicable to the Funds, including capital requirements, changes to the CFTC speculative position limits regime and mandatory clearing, may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors.

Structured Products

For purposes of the “Structured Products” section, references to a “Fund” and the “Funds” include the Index Funds and Active Funds, excluding the PIMCO Enhanced Short Maturity Active Exchange-Traded Fund, PIMCO Government Limited Maturity Active Exchange-Traded Fund and PIMCO Prime Limited Maturity Active Exchange-Traded Fund.

Each Fund may invest in structured products, including instruments such as credit-linked securities, commodity-linked notes and structured notes, which are potentially high-risk derivatives. The PIMCO Active Bond Exchange-Traded Fund may invest in structured products that do not include, or relate to, an option contract, futures contract or swap agreement. For example, a structured product may combine a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a structured product may be increased or decreased, depending on changes in the value of the benchmark. An example of a structured product could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a structured product would be a combination of a bond and a call option on oil.

Structured products can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Structured products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a structured product. Under certain conditions, the redemption value of a structured product could be zero. Thus, an investment in a structured product may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of structured products also exposes a Fund to the credit risk of the issuer of the structured product. These risks may cause significant fluctuations in the net asset value of the Fund. Each Fund will not invest more than 5% of its total assets in a combination of credit-linked securities or commodity-linked notes.

Credit-Linked Securities. Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high yield or other fixed income markets. For example, a Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive as an investor in the trust. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Structured Notes and Indexed Securities. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. To the extent a Fund invests in these notes and securities, however, PIMCO analyzes these notes and securities in its overall assessment of the effective duration of the Fund’s holdings in an effort to monitor the Fund’s interest rate risk. The PIMCO Active Bond Exchange-Traded Fund may invest in structured notes and indexed securities that do not include, or relate to, an option contract, futures contract or swap agreement.

Certain issuers of structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds’ investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Equity-Linked Securities and Equity-Linked Notes. A Fund may invest a portion of its assets in equity-linked securities. Equity-linked securities are privately issued derivative securities that have a return component based on the performance of a single stock, a basket of stocks, or a stock index. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, other derivative instruments.

An equity-linked note is a note, typically issued by a company or financial institution, whose performance is tied to a single stock, a basket of stocks, or a stock index. Generally, upon the maturity of the note, the holder receives a return of principal based on the capital appreciation of the linked securities. The terms of an equity-linked note may also provide for the periodic interest payments to holders at either a fixed or floating rate. Because the notes are equity linked, they may return a lower amount at maturity due to a decline in value of the linked security or securities. To the extent a Fund invests in equity-linked notes issued by foreign issuers, it will be subject to the risks associated with the debt securities of foreign issuers and with securities denominated in foreign currencies. Equity-linked notes are also subject to default risk and counterparty risk.

Bank Capital Securities

The Funds may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of common and non-cumulative preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred securities, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date. Subject to certain regulatory requirements, both Tier I and Tier II securities may include trust preferred securities. As a general matter, trust preferred securities are being phased out as Tier I and Tier II capital of banking organizations unless they qualify for grandfather treatment.

Trust Preferred Securities

The Funds may invest in trust preferred securities. Trust preferred securities have the characteristics of both subordinated debt and preferred securities. Generally, trust preferred securities are issued by a trust that is wholly-owned by a financial institution or other corporate entity, typically a bank holding company. The financial institution creates the trust and owns the trust’s common securities. The trust uses the sale proceeds of its common securities to purchase subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.

Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the 1933 Act and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a Fund, to sell their holdings. In identifying the risks of the trust preferred securities, PIMCO will look to the condition of the financial institution as the trust typically has no business operations other than to issue the trust preferred securities. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities, such as a Fund.

As a result of trust preferred securities being phased out of Tier I and Tier II capital of banking organizations, a Fund’s ability to invest in trust preferred securities may be limited. This may impact a Fund’s ability to achieve its investment objective.

Exchange-Traded Notes

Exchange-traded notes (“ETNs”) are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the New York Stock Exchange) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

ETNs are also subject to tax risk. No assurance can be given that the IRS will accept, or a court will uphold, how the Funds characterize and treat ETNs for tax purposes. Further, the IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

The market value of ETN shares may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Delayed Funding Loans and Revolving Credit Facilities

Certain Active Funds may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will segregate or “earmark” assets, determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet such commitments.

Certain Active Funds may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Funds currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Funds’ limitation on illiquid investments. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see “Indebtedness, Loan Participations and Assignments.” Participation interests in revolving credit facilities will be subject to the limitations discussed in “Indebtedness, Loan Participations and Assignments.” Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Fund.

When-Issued, Delayed Delivery and Forward Commitment Transactions

Each of the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When such purchases are outstanding, a Fund will segregate or “earmark” liquid assets in an amount sufficient to meet the purchase price. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated or “earmarked.”

When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When a Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, a Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date.

A Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss. There is no percentage limitation on the extent to which the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

Short Sales

The PIMCO Active Bond Exchange-Traded Fund, PIMCO Enhanced Low Duration Active Exchange-Traded Fund and PIMCO Low Duration Investment Grade Corporate Bond Active Exchange-Traded Fund may make short sales of securities: (i) to offset potential declines in long positions in similar securities; (ii) to increase the flexibility of the Fund; (iii) for investment return; (iv) as part of a risk arbitrage strategy; and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

When a Fund makes a short sale, it will often borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. In connection with short sales of securities, the Fund may pay a fee to borrow securities or maintain an arrangement with a broker to borrow securities, and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

The Funds may invest pursuant to a risk arbitrage strategy to take advantage of a perceived relationship between the value of two securities. Frequently, a risk arbitrage strategy involves the short sale of a security.

To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets that PIMCO determines to be liquid in accordance with procedures established by the Board of Trustees and that is equal to the current market value of the securities sold short (calculated daily), or will ensure that such positions are covered by offsetting positions, until the Fund replaces the borrowed security. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Funds will engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

144A Securities

In addition to a Fund’s investments in privately placed and unregistered securities, a Fund may also invest in securities sold pursuant to Rule 144A under the 1933 Act. Such securities are commonly known as “144A securities” and may only be resold under certain circumstances to other institutional buyers. 144A securities frequently trade in an active secondary market and are treated as liquid under procedures approved by the Board of Trustees. As a result of the resale restrictions on 144A securities, there is a greater risk that they will become illiquid than securities registered with the SEC.

Regulation S Securities

A Fund may invest in the securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the SEC pursuant to Regulation S under the Securities Act of 1933 (“Regulation S Securities”). Offerings of Regulation S Securities may be conducted outside of the United States. Because Regulation S Securities are subject to legal or contractual restrictions on resale, Regulation S Securities may be considered illiquid. If a Regulation S Security is determined to be illiquid, the investment will be included with a Fund’s 15% of net assets limitation on investment in illiquid securities. Furthermore, because Regulation S Securities are generally less liquid than registered securities, a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although Regulation S Securities may be resold in privately negotiated transactions, the price realized from these sales could be less than those originally paid by a Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Accordingly, Regulation S Securities may involve a high degree of business and financial risk and may result in substantial losses.

Illiquid Securities

The Funds may invest up to 15% of their net assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities are considered to include, among other things, repurchase agreements with remaining maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), certain purchased OTC options and the assets used to cover certain written OTC options and other securities whose disposition is restricted under the federal securities laws (other than instruments that PIMCO has determined to be liquid under procedures approved by the Board of Trustees).

Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

Repurchase Agreements

Each Fund may enter into repurchase agreements, which involve an agreement to purchase a security and to sell that security back to the original seller at the Fund’s cost of purchasing the security plus interest within a specified time. If the party agreeing to repurchase should default, the Fund may seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days and which may not be terminated within seven days at approximately the amount at which a Fund has valued the agreements are considered illiquid securities.

Loans of Portfolio Securities

For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions, provided: (i) the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposits, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to 102% of the market value (plus accrued interest) of the securities loaned or 105% of the market value (plus accrued interest) of the securities loaned if the borrowed securities are principally cleared and settled outside of the U.S.; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned; (iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Fund (including the collateral received with respect to such loans). Each Fund’s performance will continue to reflect the receipt of either interest through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the securities loaned or become insolvent. The Funds may pay lending fees to the party arranging the loan. Cash collateral received by a Fund in securities lending transactions may be invested in short-term liquid Fixed Income Instruments or in money market or short-term mutual funds, or similar investment vehicles, including affiliated money market or short-term funds. A Fund bears the risk of such investments.

Investments in Business Development Companies (“BDCs”)

Certain of the Funds may invest in BDCs, which typically operate as publicly traded private equity firms that invest in early stage -to-mature private companies as well as small public companies. BDCs are regulated under the 1940 Act and are generally taxed as regulated investment companies under the Internal Revenue Code. BDCs realize operating income when their investments are sold off, and therefore maintain complex organizational, operational, tax and compliance requirements. For tax purposes, BDCs generally intend to qualify for taxation as regulated investment companies. To so qualify, BDCs must satisfy certain asset diversification and source of income tests and must generally distribute at least 90% of their taxable earnings as dividends. Under the 1940 Act, BDCs are also required to invest at least 70% of their total assets primarily in securities of private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt investments that mature in one year or less. Generally, little public information exists for private and thinly traded companies and there is a risk that investors may not be able to make a fully informed decision. Additionally, a BDC may only incur indebtedness in amounts such that the BDC’s asset coverage equals at least 200% after such incurrence. These limitations on asset mix and leverage may prohibit the way that the BDC raises capital.

Investment Companies

The Funds may invest in the securities of other investment companies (including money market funds) to the extent allowed by law. Under Section 12(d)(1)(A) of the 1940 Act, each Fund’s investment in other investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of the Fund’s total assets with respect to any one investment company; and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate. Notwithstanding the foregoing, a Fund’s investment in units or shares of investment companies and other open-ended collective investment vehicles will be limited to 10% of the Fund’s net assets. To the extent allowed by law or regulation, each Fund may invest its assets in securities of investment companies that are money market funds, including those advised by PIMCO or otherwise affiliated with PIMCO, in excess of the limits discussed above. Other investment companies in which a Fund invests can be expected to incur fees and expenses for operations, such as advisory fees and supervisory and administrative fees, that would be in addition to those fees and expenses incurred by the Fund.

As certain affiliated funds of funds may invest in a Fund beyond the limits discussed above, the Funds may not acquire securities of other registered open-end investment companies in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act, thus limiting the Fund’s investment flexibility.

Because certain affiliated funds of funds, including series of PIMCO Funds and PIMCO Variable Insurance Trust, may invest a significant portion of their assets in the Funds, the affiliated funds of funds may be the predominant or sole shareholders of a particular Fund. In such circumstances investment decisions made with respect to the affiliated funds of funds could, under certain circumstances, negatively impact the Funds.

For instance, the affiliated funds of funds may purchase and redeem shares of a Fund as part of a reallocation or rebalancing strategy, which may result in the Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could increase a Fund’s transaction costs and accelerate the realization of taxable income if sales of securities resulted in gains.

Go vernment Intervention in Financial Markets

Instability in the financial markets during and after the 2008-2009 financial downturn has led the U.S. Government and governments across the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Most significantly, the U.S. Government has enacted a broad-reaching regulatory framework over the financial services industry and consumer credit markets, the potential impact of which on the value of securities held by a Fund is unknown. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds themselves are regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Funds’ portfolio holdings. Furthermore, volatile financial markets can expose the Funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Funds. The Funds have established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. PIMCO will monitor developments and seek to manage the Funds in a manner consistent with achieving each Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a fund invests. In the event of such a disturbance, issuers of securities held by a Fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Temporary Investment

If PIMCO believes that economic or market conditions are unfavorable to investors, PIMCO may temporarily invest up to 100% of an Active Fund’s assets in certain defensive strategies, including holding a substantial portion of the Active Fund’s assets in cash, cash equivalents or other highly rated short-term securities, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. As discussed in this Statement of Additional Information, each Fund may also invest in affiliated money market and/or short-term bond funds for temporary cash management purposes.

Increasing Government Debt

The total public debt of the United States as a percentage of gross domestic product has grown rapidly since the beginning of the 2008-2009 financial downturn. Governmental agencies project that the United States will continue to maintain high debt levels for the foreseeable future. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.

A high national debt level may increase market pressures to meet government funding needs, which may drive debt costs higher and cause the U.S. Treasury to sell additional debt with shorter maturity periods, thereby increasing refinancing risk. A high national debt also raises concerns that the U.S. Government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can cause declines in the valuation of currencies, and can prevent the U.S. Government from implementing effective counter-cyclical fiscal policy in economic downturns.

In August 2011, S&P lowered its long-term sovereign credit rating on the U.S. from “AAA” to “AA+,” which was last affirmed by S&P in June 2017. In explaining the downgrade, S&P cited, among other reasons, controversy over raising the statutory debt ceiling and growth in public spending. Recent U.S. “fiscal cliff” and budget deficit concerns, difficulties in approving annual budgets and continued increases in the statutory debt ceiling, together with signs of deteriorating sovereign debt conditions in Europe, have increased the possibility of additional credit-rating downgrades by S&P or other credit rating agencies, which may lead to increased interest rates, volatility and significant disruption across various financial markets and asset classes. Moreover, the market prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by a sovereign credit rating downgrade. This could adversely affect the value of the Funds’ investments.

Inflation and Deflation

The Funds may be subject to inflation and deflation risk. Inflation risk is the risk that the present value of assets or income of a Fund will be worth less in the future as inflation decreases the present value of money. A Fund’s dividend rates or borrowing costs, where applicable, may also increase during periods of inflation. This may further reduce Fund performance. Deflation risk is the risk that prices throughout the economy decline over time creating an economic recession, which could make issuer default more likely and may result in a decline in the value of a Fund’s assets. Generally, securities issued in emerging markets are subject to a greater risk of inflationary or deflationary forces, and more developed markets are better able to use monetary policy to normalize markets.

Regulatory Risk

Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. Many of the changes required by the Dodd-Frank Act could materially impact the profitability of the Funds and the value of assets they hold, expose the Funds to additional costs, require changes to investment practices, and adversely affect the Funds’ ability to pay dividends. For example, the Volcker Rule’s restrictions on proprietary trading may negatively impact fixed income market making capacity and could, therefore, result in reduced liquidity in fixed income markets. Additional legislative or regulatory actions to address perceived liquidity or other issues in fixed income markets generally, or in particular markets such as the municipal securities market, may alter or impair the Funds’ ability to pursue their investment objectives or utilize certain investment strategies and techniques. While there continues to be uncertainty about the full impact of these and other regulatory changes, it is the case that the Funds will be subject to a more complex regulatory framework, and may incur additional costs to comply with new requirements as well as to monitor for compliance in the future.

Liquidation of Funds

The Board of Trustees of the Trust may determine to close and/or liquidate a Fund at any time, which may have adverse tax consequences to shareholders. In the event of the liquidation of a Fund, shareholders will receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund. The value of an investment in a Fund, and any subsequent distribution in the event of a termination, will be subject to market conditions at that time. A liquidating distribution would generally be a taxable event to shareholders, resulting in a gain or loss for tax purposes, depending upon a shareholder’s basis in his or her shares of the Fund. A shareholder of a liquidating Fund will not be entitled to any refund or reimbursement of expenses borne, directly or indirectly, by the shareholder (such as Fund operating expenses), and a shareholder may receive an amount in liquidation less than the shareholder’s original investment.

It is the intention of any Fund expecting to close or liquidate to retain its qualification as a regulated investment company under the Internal Revenue Code during the liquidation period and, therefore, not to be taxed on any of its net capital gains realized from the sale of its assets or ordinary income earned that it timely distributes to shareholders. In the unlikely event that a Fund should lose its status as a regulated investment company during the liquidation process, the Fund would be subject to taxes which would reduce any or all of the types of liquidating distributions.

Participation in Litigation or Arbitration Proceedings

PIMCO, in its judgment and discretion and based on the considerations deemed by PIMCO to be relevant, may believe that it is in the best interests of a Fund to initiate or settle a claim or join a class of plaintiffs pursuing a claim as lead plaintiff (or opt out of a class and pursue a claim directly). Similarly, PIMCO may determine not to take or not to recommend any such action. Subject to procedures approved by the Board of Trustees, PIMCO may, on behalf of a Fund, directly initiate or participate in litigation or an arbitration proceeding as a named plaintiff or claimant. Pursuant to such procedures, PIMCO may, without limitation, (i) engage legal counsel for a Fund and/or cause a Fund to pay fair and reasonable legal fees and expenses incurred in connection with investigating the validity of a potential claim (or performing other due diligence relating to a potential claim) or taking any actions considered by PIMCO to be necessary or appropriate (a) to protect or preserve a Fund’s rights or interests in connection with (1) defending a claim made against a Fund and (2) initiating or otherwise engaging in preliminary measures intended to facilitate possible future litigation or arbitration or otherwise support a judicial decision favorable to the Fund and (b) to preserve the Fund’s ability to bring a claim and to prevent the expiration of an applicable statute of limitations; and (ii) on behalf of a Fund that is not acting or seeking to act as a named plaintiff or claimant, (a) give direction to a third party (such as trustees or service providers), (b) cause the Fund to advance fair and reasonable legal fees and expenses to such third party, and/or (c) indemnify, on behalf of the Fund, such third party for its fair and reasonable fees and expenses, in each such case in connection with litigation or a claim concerning the Fund’s investment and pursuant to the terms of the investment (including, without limitation, as a result of the Fund’s holding of a certificate issued by a trust where the trustee or other service provider to the trust is commencing litigation or pursuing a claim on behalf of the trust). PIMCO may also vote for or authorize a settlement relating to litigation or a claim described in subparagraph (ii) above. Pursuant to the Board approved procedures, a Fund may directly bear a portion or all of the fees associated with the actions described above.

Fund Op erations

Operational Risk. An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While the Funds seek to minimize such events through controls and oversight, there may still be failures that could cause losses to a Fund.

Cyber Security Risk. As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security breaches may involve unauthorized access to a Fund’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, cyber security breaches involving a Fund’s third party service providers (including but not limited to advisers, sub-advisers, administrators, transfer agents, custodians, distributors and other third parties), trading counterparties or issuers in which a Fund invests can also subject a Fund to many of the same risks associated with direct cyber security breaches. Cyber security breaches have the potential to interfere with the processing of Authorized Participant transactions and shareholder transactions in Fund shares on an exchange. Moreover, cyber security breaches involving trading counterparties or issuers in which a Fund invests could adversely impact such counterparties or issuers and cause the Fund’s investment to lose value.

Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

Like with operational risk in general, the Funds have established business continuity plans and risk management systems designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Funds do not directly control the cyber security systems of issuers in which a Fund may invest, trading counterparties or third party service providers to the Funds. There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders could be negatively impacted as a result.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

The investment restrictions set forth below are fundamental policies of each Fund and may not be changed with respect to a Fund without shareholder approval by vote of a majority of the outstanding shares of that Fund.

(1)

A Fund may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction from time to time, except that an Index Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries.

(2)

A Fund may not, with respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, if, as a result (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each guarantor, if any, are treated as separate issuers of Municipal Bonds.

(3)

A Fund may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

(4)

A Fund may not purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit a Fund, subject to restrictions described in the Prospectuses and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, hybrid instruments, or any interest rate or securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(5)

A Fund may borrow money or issue any senior security, only as permitted under the 1940 Act, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(6)	A Fund may make loans, only as permitted under the 1940 Act, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(7)

A Fund may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

(8)

Notwithstanding any other fundamental investment policy or limitation, it is a fundamental policy of each Fund that it may pursue its investment objective by investing in one or more underlying investment companies or vehicles that have substantially similar investment objectives, policies and limitations as the Fund.

(9)

The PIMCO Intermediate Municipal Bond Active Exchange-Traded and PIMCO Short Term Municipal Bond Active Exchange-Traded Funds will invest, under normal circumstances, at least 80% of their assets in investments the income of which is exempt from federal income tax.

Non-Fundamental Investment Restrictions

Each Fund’s investment objective, as set forth in the Prospectuses under the heading “Investment Objective,” is non-fundamental and may be changed by the Trust’s Board of Trustees without shareholder approval. Each Fund is also subject to the following non-fundamental restrictions and policies (which may be changed by the Trust’s Board of Trustees without shareholder approval) relating to the investment of its assets and activities.

(A)

A Fund may not invest more than 15% of its net assets taken at market value at the time of the investment in “illiquid securities,” which are defined to include securities subject to legal or contractual restrictions on resale (which may include private placements), repurchase agreements maturing in more than seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), certain options traded OTC that a Fund has purchased, securities or other liquid assets being used to cover such options a Fund has written, securities for which market quotations are not readily available, or other securities which legally or in PIMCO’s opinion may be deemed illiquid (other than securities issued pursuant to Rule 144A under the 1933 Act, as amended, and certain other securities and instruments PIMCO has determined to be liquid under procedures approved by the Board of Trustees).

(B)

A Fund may not purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with covered transactions in options, futures, options on futures and short positions. For purposes of this restriction, the posting of margin deposits or other forms of collateral in connection with swap agreements is not considered purchasing securities on margin.

(C)

A Fund may not maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except on such conditions as may be set forth in the Prospectuses and in this Statement of Additional Information.

(D)	In addition, the Trust has adopted the following non-fundamental investment policies that may be changed provided shareholders are given advance notice:

(1) Each Index Fund will invest, under normal circumstances, at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities of that Fund’s Underlying Index.

(2) The PIMCO Government Limited Maturity Active Exchange-Traded Fund will invest, under normal circumstances, at least 80% of its assets in U.S. government securities.

(3) The PIMCO Low Duration Investment Grade Corporate Bond Active Exchange-Traded Fund will invest, under normal circumstances, at least 80% of its assets in investment grade corporate Fixed Income Instrument investments.

(4) The PIMCO Active Bond Exchange-Traded Fund will invest, under normal circumstances, at least 80% of its assets in Fixed Income Instrument investments.

For purposes of Non-Fundamental Investment Restriction (D)(2)-(4), the term “assets,” as defined in Rule 35d-1 under the 1940 Act, means net assets plus the amount of any borrowings for investment purposes. In addition, for purposes of Non-Fundamental Investment Restriction (D)(2)-(4), investments may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Further, for purposes of Non-Fundamental Investment Restriction (D)(2)-(4), a Fund may “look through” a repurchase agreement to the collateral underlying the agreement (typically, government securities), and apply the repurchase agreement toward the 80% investment requirement based on the type of securities comprising its collateral. For purposes of Non-Fundamental Investment Restriction (D)(2)-(4), the term “convertible investments” includes synthetic convertible securities created by PIMCO and those created by other parties such as investment banks.

In addition, for purposes of a Fund’s investment policy adopted pursuant to Rule 35d-1 under the 1940 Act, the Fund will count certain derivative instruments, such as interest rate swaps, credit default swaps in which the Fund is buying protection, options on swaps, and Eurodollar futures, at market value in aggregating the Fund’s relevant investments providing exposure to the type of investments, industries, countries or geographic regions suggested by the Fund’s name because the exposure provided by these instruments is not equal to the full notional value of the derivative. With regard to other derivatives, such as futures, forwards, total return swaps, and credit default swaps in which the Fund is selling protection, the Fund will count the full notional value of the derivative in aggregating the Fund’s relevant investments providing exposure to the type of investments, industries, countries or geographic regions suggested by the Fund’s name because the Fund’s exposure to the underlying asset is equal to the notional value. For purposes of other investment policies and restrictions, the Funds may value derivative instruments at market value, notional value or full exposure value (i.e., the sum of the notional amount for the contract plus the market value). For example, a Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or less than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. To the extent that borrowings for temporary administrative purposes exceed 5% of the total assets of a Fund, such excess shall be subject to the 300% asset coverage requirement.

As noted above, a Fund may enter into certain transactions that can be viewed as constituting a form of borrowing or financing transaction by the Fund. In such event, a Fund covers its commitment under such transactions by segregating or “earmarking” assets determined in accordance with procedures adopted by the Board of Trustees. In addition to covering such commitments in the manner described above, with respect to forwards, futures contracts, options and swaps that are required to cash settle (i.e., where physical delivery of the underlying reference asset is not permitted), a Fund is permitted to segregate or “earmark” liquid assets equal to a Fund’s daily mark-to-market net obligation under the instrument, if any, rather than the instrument’s full notional value (i.e., the market value of the reference asset underlying the forward or derivative). By doing so, such instruments will not be considered a “senior security” by the Fund. By segregating or earmarking liquid assets equal to only its net mark-to-market obligation under forwards or derivatives that are required to cash settle, a Fund will have the ability to utilize such instruments to a greater extent than if a Fund were required to segregate or earmark liquid assets equal to the full notional value of the instrument.

The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options should generally be treated as illiquid. However, the staff of the SEC has also taken the position that the determination of whether a particular instrument is liquid should be made under guidelines and standards established by a fund’s board of trustees. The SEC staff has provided examples of factors that may be taken into account in determining whether a particular instrument should be treated as liquid. Pursuant to policies adopted by the Funds’ Board of Trustees, purchased OTC options and the assets used as cover for OTC options written by a Fund may be treated as liquid under certain circumstances, such as when PIMCO has the contractual right to terminate or close out the OTC option on behalf of a Fund within seven days. These policies are not fundamental policies of the Funds (and are not applicable in the context of the PIMCO Enhanced Short Maturity Active Exchange-Traded Fund, PIMCO Government Limited Maturity Active Exchange-Traded Fund and PIMCO Prime Limited Maturity Active Exchange-Traded Fund) and may be changed or modified by the Board of Trustees without the approval of shareholders, provided that any such change or modification will be consistent with applicable positions of the SEC staff.

The Funds interpret their policy with respect to concentration in a particular industry under Fundamental Investment Restriction 1, above, to apply to direct investments in the securities of issuers in a particular industry, and to any other investments, such as certain derivatives, that may properly be assigned to a particular industry, as defined by the Trust. For purposes of this restriction, a foreign government is considered to be an industry. Currency positions are not considered to be an investment in a foreign government for industry concentration purposes. Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to the Funds’ industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. Government securities. Similarly, Municipal Bonds issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies and authorities are not subject to the Funds’ industry concentration restrictions. In the case of privately issued mortgage-related securities, or any asset-backed securities, the Trust takes the position that such securities do not represent interests in any particular “industry” or group of industries.

Each Index Fund or Active Fund (excluding the PIMCO Enhanced Short Maturity Active Exchange-Traded Fund, PIMCO Government Limited Maturity Active Exchange-Traded Fund and PIMCO Prime Limited Maturity Active Exchange-Traded Fund) may invest in certain derivative instruments which, while representing a relatively small amount of the Fund’s net assets, provide a greater amount of economic exposure to a particular industry. To the extent that an Index Fund or Active Fund (excluding the PIMCO Enhanced Short Maturity Active Exchange-Traded Fund, PIMCO Government Limited Maturity Active Exchange-Traded Fund and PIMCO Prime Limited Maturity Active Exchange-Traded Fund) obtains economic exposure to a particular industry in this manner, it may be subject to similar risks of concentration in that industry as if it had invested in the securities of issuers in that industry directly.

For purposes of applying the Funds’ policy with respect to diversification under Fundamental Investment Restriction 2, above, traditional bond insurance on a security will not be treated as a separate security, and the insurer will not be treated as a separate issuer of the security. Therefore, the Funds’ policy with respect to diversification does not limit the percentage of a Fund’s assets that may be invested in securities insured by a single bond insurer.

Under the Funds’ policy under Fundamental Investment Restriction 3, above, where a Fund purchases a loan or other security secured by real estate or interests therein, in the event of a subsequent default, foreclosure, or similar event, the Fund may take possession of and hold the underlying real estate in accordance with its rights under the initial security and subsequently sell or otherwise dispose of such real estate.

The Funds interpret their policy with respect to the purchase and sale of commodities or commodities contracts under Fundamental Investment Restriction 4 above to permit the Funds, subject to each Fund’s investment objectives and general investment policies (as stated in the Prospectuses and elsewhere in this Statement of Additional Information), to invest in commodity futures contracts and options thereon, commodity-related swap agreements, hybrid instruments, and other commodity-related derivative instruments.

The Funds interpret their policies with respect to borrowing and lending to permit such activities as may be lawful for the Funds, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to exemptive order of the SEC. Pursuant to an exemptive order issued by the SEC on November 19, 2001, the Funds may enter into transactions with respect to the investment of daily cash balances of the Funds in shares of PIMCO-sponsored money market and/or short-term bond funds. Pursuant to an exemptive order issued by the SEC, the Funds, along with other registered investment companies in the PIMCO Funds family may engage in interfund lending transactions, to the extent such participation is consistent with each Fund’s investment objective and investment policies. As part of the interfund lending program, certain PIMCO-sponsored money market and short-term bond funds will have the ability to lend to certain other PIMCO-sponsored non-money market and non-short-term bond funds, as detailed in the exemptive relief (the “Interfund Lending Program”).

Any loan made through the Interfund Lending Program would be preferable to borrowing from a bank from the perspective of a borrowing fund and more beneficial than an alternative short-term investment from the perspective of a lending fund. The term of an interfund loan is limited to the time required to receive payment for securities sold, but in no event more than seven days. In addition, an interfund loan is callable with one business day’s notice. All loans are for temporary cash management or emergency purposes and the interest rates to be charged will be the average of the overnight repurchase agreement rate and the bank loan rate.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. No fund may borrow more than the amount permitted by its investment limitations and all loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review of the Board.

No borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the interfund loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at higher rates if an interfund loan is not available. If a borrowing fund is unable to repay the loan when due, a delay in repayment to the lending fund could result in a lost investment opportunity for the lending fund.

Unless otherwise indicated, all limitations applicable to Fund investments (as stated above and elsewhere in this Statement of Additional Information or in the Prospectuses) apply only at the time of investment. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Fund assets invested in certain securities or other instruments, or change in the average duration of a Fund’s investment portfolio, resulting from market fluctuations or other changes in a Fund’s total assets will not require a Fund to dispose of an investment. For all Funds except the PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund, in the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security. For the PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund, PIMCO will use the lowest rating as the credit rating for that security.

From time to time, a Fund may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as a Fund, and the acquisition is determined to be beneficial to Fund shareholders (“Voluntary Action”). Notwithstanding any percentage investment limitation listed under this “Investment Restrictions” section or any percentage investment limitation of the 1940 Act or rules thereunder, if a Fund has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and the Fund will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, prior to the receipt of the securities or instruments and after announcement of the offering, the Fund sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.

Unless otherwise indicated, all percentage limitations on Fund investments (as stated throughout this Statement of Additional Information or in the Prospectuses) that are not: (i) specifically included in this “Investment Restrictions” section; or (ii) imposed by the 1940 Act, rules thereunder, the Internal Revenue Code or related regulations (the “Elective Investment Restrictions”), will apply only at the time of investment unless the acquisition is a Voluntary Action. In addition, and notwithstanding the foregoing, for purposes of this policy, certain Non-Fundamental Investment Restrictions, as noted above, are also considered Elective Investment Restrictions. The percentage limitations and absolute prohibitions with respect to Elective Investment Restrictions are not applicable to a Fund’s acquisition of securities or instruments through a Voluntary Action.

A Fund may engage in roll-timing strategies where the Fund seeks to extend the expiration or maturity of a position, such as a forward contract, futures contract or to-be-announced (“TBA”) transaction, on an underlying asset by closing out the position before expiration and contemporaneously opening a new position with respect to the same underlying asset that has substantially similar terms except for a later expiration date. Such “rolls” enable the Fund to maintain continuous investment exposure to an underlying asset beyond the expiration of the initial position without delivery of the underlying asset. Similarly, as certain standardized swap agreements transition from OTC trading to mandatory exchange-trading and clearing due to the implementation of Dodd-Frank Act regulatory requirements, a Fund may “roll” an existing OTC swap agreement by closing out the position before expiration and contemporaneously entering into a new exchange-traded and cleared swap agreement on the same underlying asset with substantially similar terms except for a later expiration date. These types of new positions opened contemporaneous with the closing of an existing position on the same underlying asset with substantially similar terms are collectively referred to as “Roll Transactions.” Elective Investment Restrictions (defined in the preceding paragraph), which normally apply at the time of investment, do not apply to Roll Transactions (although Elective Investment Restrictions will apply to the Fund’s entry into the initial position). In addition and notwithstanding the foregoing, for purposes of this policy, those Non-Fundamental Investment Restrictions that are considered Elective Investment Restrictions for purposes of the policy on Voluntary Actions (described in the preceding paragraph) are also Elective Investment Restrictions for purposes of this policy on Roll Transactions. The Funds will test for compliance with Elective Investment Restrictions at the time of a Fund’s initial entry into a position, but the percentage limitations and absolute prohibitions set forth in the Elective Investment Restrictions are not applicable to a Fund’s subsequent acquisition of securities or instruments through a Roll Transaction.

Recently finalized Financial Industry Regulatory Authority (“FINRA”) rules include mandatory margin requirements for the TBA market that require a Fund to post collateral in connection with their TBA transactions. There is no similar requirement applicable to a Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to a Fund and impose added operational complexity.

The Funds have investment policies, limitations, or practices that are applicable “normally” or under “normal circumstances” or “normal market conditions” (as stated above and elsewhere in this Statement of Additional Information or in the Prospectuses). Pursuant to the discretion of PIMCO, and a Fund’s sub-adviser, if any, these investment policies, limitations, or practices may not apply during periods of abnormal purchase or redemption activity or during periods of unusual or adverse market, economic, political or other conditions. Such market, economic or political conditions may include periods of abnormal or heightened market volatility, strained credit and/or liquidity conditions, or increased governmental intervention in the markets or industries. During such periods, a Fund may not invest according to its principal investment strategies or in the manner in which its name may suggest, and may be subject to different and/or heightened risks. It is possible that such unusual or adverse conditions may continue for extended periods of time.

UNDERLYING IN DEXES FOR INDEX FUNDS

Each Index Fund tracks a particular bond market index compiled by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“ICE BofAML”), which is not affiliated with the Trust, PIMCO, PIMCO Investments LLC, or their affiliates. PIMCO has entered into a license agreement with ICE BofAML to use the Underlying Indexes. The license agreement allows the Trust to use the Underlying Indexes at no charge to the Trust. See the Prospectuses for additional disclaimers relating to the Underlying Indexes.

The ICE BofAML 0-5 Year US High Yield Constrained Index

The ICE BofAML 0-5 Year US High Yield Constrained Index is comprised of U.S. dollar denominated below investment grade corporate debt securities publicly issued in the U.S. domestic market. Qualifying securities must have less than five years remaining term to final maturity, a below investment grade rating (based on an average of Moody’s, S&P and Fitch), a fixed coupon schedule and a minimum amount outstanding of $250 million. Prior to September 30, 2016, securities with minimum amount outstanding of $100 million qualified. In addition, qualifying securities must have risk exposure to countries that are members of the FX G10, Western Europe or territories of the U.S. and Western Europe. Original issue zero coupon bonds, “global” securities (debt issued simultaneously in the eurobond and US domestic bond markets), 144a securities and pay-in-kind securities, including toggle notes, qualify for inclusion in the Index. Callable perpetual securities qualify provided they are at least one month from the first call date. Fixed-to-floating rate securities also qualify provided they are callable within the fixed rate period and are at least one month from the last call prior to the date the bond transitions from a fixed to a floating rate security. Taxable and tax-exempt US municipal, hybrid securitized corporates, DRD-eligible and defaulted securities are excluded from the Index.

Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. In the event there are fewer than 50 issuers in the Index, each is equally weighted and the face values of their respective bonds are increased or decreased on a pro-rata basis.

Accrued interest is calculated assuming next-day settlement. Cash flows from bond payments that are received during the month are retained in the Index until the end of the month and then are removed as part of the rebalancing. Cash does not earn any reinvestment income while it is held in the Index. The Index is rebalanced on the last calendar day of the month, based on information available up to and including the third business day before the last business day of the month. Issues that meet the qualifying criteria are included in the Index for the following month. Issues that no longer meet the criteria during the course of the month remain in the Index until the next month-end rebalancing at which point they are removed from the Index.

The ICE BofAML 1-3 Year US Treasury Index

The ICE BofAML 1-3 Year US Treasury Index is a subset of The ICE BofAML US Treasury Index including all securities with a remaining term to final maturity less than 3 years. The ICE BofAML US Treasury Index is comprised of U.S. dollar denominated sovereign debt securities publicly issued by the U.S. Treasury in its domestic market. Qualifying securities must have at least one year remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $1 billion. Bills, inflation-linked debt and strips are excluded from the Index; however, original issue zero coupon bonds are included in the Index and the amounts outstanding of qualifying coupon securities are not reduced by any portions that have been stripped.

Index constituents are capitalization-weighted based on their current amount outstanding. Accrued interest is calculated assuming next-day settlement. Cash flows from bond payments that are received during the month are retained in the index until the end of the month and then are removed as part of the rebalancing. Cash does not earn any reinvestment income while it is held in the Index. The Index is rebalanced on the last calendar day of the month, based on information available up to and including the third business day before the last business day of the month. Issues that meet the qualifying criteria are included in the Index for the following month. Issues that no longer meet the criteria during the course of the month remain in the Index until the next month-end rebalancing at which point they are removed from the Index.

The ICE BofAML 1-5 Year US Inf lation-Linked Treasury Index

The ICE BofAML 1-5 Year US Inflation-Linked Treasury Index is a subset of The ICE BofAML US Inflation-Linked Treasury Index including all securities with a remaining term to final maturity less than five years. The ICE BofAML US Inflation-Linked Treasury Index is comprised of U.S. dollar denominated inflation-linked sovereign debt publicly issued by the U.S. Treasury in its domestic market. Qualifying securities must have at least one year remaining term to final maturity, interest and principal payments tied to inflation and a minimum amount outstanding of $1 billion. Strips are excluded from the Index; however, original issue zero coupon bonds are included in the Index and the amounts outstanding of qualifying coupon securities are not reduced by any portions that have been stripped.

Index constituents are capitalization-weighted based on their current amount outstanding. Accrued interest is calculated assuming next-day settlement. Cash flows from bond payments that are received during the month are retained in the index until the end of the month and then are removed as part of the rebalancing. Cash does not earn any reinvestment income while it is held in the Index. The Index is rebalanced on the last calendar day of the month, based on information available up to and including the third business day before the last business day of the month. Issues that meet the qualifying criteria are included in the Index for the following month. Issues that no longer meet the criteria during the course of the month remain in the Index until the next month-end rebalancing at which point they are removed from the Index.

The ICE BofAML 15+ Year US Inflation-Linked Treasury Index

The ICE BofAML 15+ Year US Inflation-Linked Treasury Index is a subset of The ICE BofAML US Inflation-Linked Treasury Index including all securities with a remaining term to final maturity greater than or equal to 15 years. The ICE BofAML US Inflation-Linked Treasury Index is comprised of U.S. dollar denominated inflation-linked sovereign debt publicly issued by the U.S. Treasury in its domestic market. Qualifying securities must have at least one year remaining term to final maturity, interest and principal payments tied to inflation and a minimum amount outstanding of $1 billion. Strips are excluded from the Index; however, original issue zero coupon bonds are included in the Index and the amounts outstanding of qualifying coupon securities are not reduced by any portions that have been stripped.

Index constituents are capitalization-weighted based on their current amount outstanding. Accrued interest is calculated assuming next-day settlement. Cash flows from bond payments that are received during the month are retained in the index until the end of the month and then are removed as part of the rebalancing. Cash does not earn any reinvestment income while it is held in the Index. The Index is rebalanced on the last calendar day of the month, based on information available up to and including the third business day before the last business day of the month. Issues that meet the qualifying criteria are included in the Index for the following month. Issues that no longer meet the criteria during the course of the month remain in the Index until the next month-end rebalancing at which point they are removed from the Index.

The ICE BofAML Long US Treasury Principal STRIPS Index

The ICE BofAML Long US Treasury Principal STRIPS Index tracks the performance of long maturity Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) representing the final principal payment of U.S. Treasury bonds. Qualifying principal STRIPS must have at least 25 years remaining term to final maturity and must be stripped from U.S. Treasury bonds having at least $1 billion in outstanding face value.

Index constituents are capitalization-weighted based on the security prices times an assumed face value of $1 billion per constituent security. The Index is rebalanced quarterly, on March 31, June 30, September 30 and December 31, based on information available up to and including the third business day before the last business day of the rebalancing month. Issues that meet the qualifying criteria are included in the Index for the following quarter. Issues that no longer meet the criteria during the course of the quarter remain in the Index until the next rebalancing at which point they are removed from the Index.

The ICE BofAML US Corporate Index

The ICE BofAML US Corporate Index is comprised of U.S. dollar-denominated investment grade corporate debt securities publicly issued in the U.S. domestic market. Qualifying securities must have an investment grade rating (based on an average of Moody’s, S&P and Fitch). In addition, qualifying securities must have at least one year remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $250 million. Original issue zero coupon bonds, “global” securities (debt issued simultaneously in the eurobond and U.S. domestic bond markets), 144a securities and pay-in-kind securities, including toggle notes, qualify for inclusion in the Index. Callable perpetual securities qualify provided they are at least one year from the first call date. Fixed-to-floating rate securities also qualify provided they are callable within the fixed rate period and are at least one year from the last call prior to the date the bond transitions from a fixed to a floating rate security. Taxable and tax-exempt municipal, hybrid securitized corporates, DRD-eligible and defaulted securities are excluded from the Index.

Index constituents are capitalization-weighted based on their current amount outstanding. Accrued interest is calculated assuming next-day settlement. Cash flows from bond payments that are received during the month are retained in the index until the end of the month and then are removed as part of the rebalancing. Cash does not earn any reinvestment income while it is held in the Index. The Index is rebalanced on the last calendar day of the month, based on information available up to and including the third business day before the last business day of the month. Issues that meet the qualifying criteria are included in the Index for the following month. Issues that no longer meet the criteria during the course of the month remain in the Index until the next month-end rebalancing at which point they are removed from the Index.

The ICE BofAML US Inflation-Linked Treasury Index

The ICE BofAML US Inflation-Linked Treasury Index is comprised of U.S. dollar denominated inflation-linked sovereign debt publicly issued by the U.S. Treasury in its domestic market. Qualifying securities must have at least one year remaining term to final maturity, interest and principal payments tied to inflation and a minimum amount outstanding of $1 billion. Strips are excluded from the Index; however, original issue zero coupon bonds are included in the Index and the amounts outstanding of qualifying coupon securities are not reduced by any portions that have been stripped.

Index constituents are capitalization-weighted based on their current amount outstanding. Accrued interest is calculated assuming next-day settlement. Cash flows from bond payments that are received during the month are retained in the index until the end of the month and then are removed as part of the rebalancing. Cash does not earn any reinvestment income while it is held in the Index. The Index is rebalanced on the last calendar day of the month, based on information available up to and including the third business day before the last business day of the month. Issues that meet the qualifying criteria are included in the Index for the following month. Issues that no longer meet the criteria during the course of the month remain in the Index until the next month-end rebalancing at which point they are removed from the Index.

“ICE BofAML” and “The ICE BofAML 1-3 Year US Treasury Index,” “The ICE BofAML Long US Treasury Principal STRIPS Index,” “The ICE BofAML US Inflation-Linked Treasury Index,” “The ICE BofAML 1-5 Year US Inflation-Linked Treasury Index,” “The ICE BofAML 15+ Year US Inflation-Linked Treasury Index” “The ICE BofAML 0-5 Year US High Yield Constrained Index” and “The ICE BofAML US Corporate Index” (collectively, the “ICE BofAML Indexes”) are reprinted with permission. © Copyright 2017 Merrill Lynch, Pierce, Fenner & Smith Incorporated (“ICE BofAML”). All rights reserved. “ICE BofAML” and the ICE BofAML Indexes are service marks of ICE BofAML and/or its affiliates and have been licensed for use for certain purposes by PIMCO on behalf of the Funds that are based on the ICE BofAML Indexes, and are not issued, sponsored, endorsed or promoted by ICE BofAML and/or ICE BofAML’s affiliates nor is ICE BofAML and/or ICE BofAML’s affiliates an adviser to the Funds. ICE BofAML and ICE BofAML’s affiliates make no representation, express or implied, regarding the advisability of investing in the Funds or the ICE BofAML Indexes and do not guarantee the quality, accuracy, timeliness or completeness of the ICE BofAML Indexes, index values or any index related data included herein, provided herewith or derived therefrom and assume no liability in connection with their use. As the index provider, ICE BofAML is licensing certain trademarks, the ICE BofAML Indexes and trade names which are composed by ICE BofAML without regard to PIMCO, the Funds or any investor. ICE BofAML and ICE BofAML’s affiliates do not provide investment advice to PIMCO or the Funds and are not responsible for the performance of the Funds. ICE BofAML compiles and publishes the ICE BofAML Indexes. PIMCO has entered into a license agreement with ICE BofAML to use each Underlying Index.

MANAGEMENT OF THE TRUST

Trustees and Officers

The business of the Trust is managed under the direction of the Trust’s Board of Trustees. Subject to the provisions of the Trust Instrument, its By-Laws and Delaware law, the Board of Trustees has all powers necessary and convenient to carry out this responsibility, including the election and removal of the Trust’s officers.

Leadership Structure and Risk Oversight Function

The Board is currently composed of eight Trustees, six of whom are not “interested persons” of the Trust (as that term is defined by Section 2(a)(19) of the 1940 Act) (“Independent Trustees”). The Trustees meet periodically throughout the year to discuss and consider matters concerning the Trust and to oversee the Trust’s activities, including its investment performance, compliance program and risks associated with its activities.

Brent R. Harris, a Managing Director of PIMCO, and therefore an “interested person” of the Trust, serves as Chairman of the Board. The Board has established three standing committees to facilitate the Trustees’ oversight of the management of the Trust: an Audit Committee, a Valuation Oversight Committee and a Governance Committee. The scope of each Committee’s responsibilities is discussed in greater detail below. As of February 2017, the Independent Trustees have appointed Ronald C. Parker as the Lead Independent Trustee of the Trust. The Lead Independent Trustee’s duties and responsibilities include serving as chair of, and leading and facilitating discussions at, executive sessions of the Independent Trustees and acting as chair at Board or Committee meetings in the absence of the Chairman of the Board or other currently-appointed chair; coordinating with the Independent Trustees and the Trust’s management to discuss recommendations for Board meeting agendas; reviewing, and providing input to the Trust’s management as appropriate regarding, whether agenda objectives are being met; and acting generally as spokesperson for the Independent Trustees on external matters, provided that if another Independent Trustee is deemed to be more qualified or better able to address a particular matter, such other Independent Trustee shall serve as spokesperson in connection with such matter. In addition, the Chairs of the Audit Committee and Governance Committee and the co-leads of the Valuation Oversight Committee, each of whom is an Independent Trustee, act as liaisons between the Independent Trustees and the Trust’s management between Board Meetings and, with management, are involved in the preparation of agendas for Board and Committee meetings, as applicable.

The Board believes that, as Chairman, Mr. Harris provides skilled executive leadership to the Trust and performs an essential liaison function between the Trust and PIMCO, its investment adviser. The Board believes that its governance structure allows all of the Independent Trustees to participate in the full range of the Board’s oversight responsibilities. The Board reviews its structure regularly as part of its annual self-evaluation. The Board has determined that its leadership structure is appropriate in light of the characteristics and circumstances of the Trust because it allocates areas of responsibility among the Committees and the Board in a manner that enhances effective oversight. The Board considered, among other things, the role of PIMCO in the day-to-day management of the Trust’s affairs; the extent to which the work of the Board is conducted through the Committees; the number of portfolios that comprise the Trust and other trusts in the fund complex overseen by members of the Board; the variety of asset classes those portfolios include; the net assets of each Fund, the Trust and the fund complex; and the management, distribution and other service arrangements of each Fund, the Trust and the fund complex.

In its oversight role, the Board has adopted, and periodically reviews, policies and procedures designed to address risks associated with the Trust’s activities. In addition, PIMCO and the Trust’s other service providers have adopted policies, processes and procedures to identify, assess and manage risks associated with the Trust’s activities. The Trust’s senior officers, including, but not limited to, the Chief Compliance Officer (“CCO”) and Treasurer, PIMCO portfolio management personnel and other senior personnel of PIMCO, the Trust’s independent registered public accounting firm (the “independent auditors”) and personnel from the Trust’s third-party service providers make periodic reports to the Board and its Committees with respect to a variety of matters, including matters relating to risk management.

Qualifications of the Trustees

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

Trustees of the Trust

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee*	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Brent R. Harris (1959) Chairman of the Board and Trustee	02/2009 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	162	Chairman and Trustee, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; and member of Board of Governors, Investment Company Institute.

Peter G. Strelow (1970) Trustee	05/2017 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.	141	Trustee, PIMCO Funds and PIMCO Variable Insurance Trust.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee*	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
		Formerly, Chief Administrative Officer, PIMCO

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14); Executive Advisor, Toyota Financial Services (10/13-12/14); CEO, Toyota Financial Services (1/01-9/13).	141	Trustee, PIMCO Funds and PIMCO Variable Insurance Trust; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	162	Trustee, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	141	Trustee, PIMCO Funds and PIMCO Variable Insurance Trust; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	141	Trustee, PIMCO Funds and PIMCO Variable Insurance Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	162	Trustee, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee – 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly	162	Lead Independent Trustee, PIMCO Funds and PIMCO Variable Insurance Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee*	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
President, Chief Executive Officer, Hampton Affiliates (forestry products).

(*)	Unless otherwise noted, the information for the individuals listed is as of October 1, 2017.
(†)	Trustees serve until their successors are duly elected and qualified.
(1)	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

The Board has determined that each of the Trustees is qualified to serve as a Trustee of the Trust, based on a review of the experience, qualifications, attributes and skills of each Trustee, including those listed in the table above. The Board has taken into account each Trustee’s commitment to the Board and participation in Board and committee meetings throughout his tenure on the Board. The following is a summary of qualifications, experiences and skills of each Trustee (in addition to the principal occupation(s) during the past five years noted in the table above) that support the conclusion that each individual is qualified to serve as a Trustee:

Mr. Harris’s position as a Managing Director of PIMCO and, formerly, as a Member of its Executive Committee give him valuable experience with the day-to-day management of the operation of the Trust as well as other funds within the fund complex, enabling him to provide essential management input to the Board.

Mr. Strelow’s position as a Managing Director and Co-Chief Operating Officer of PIMCO, his former position as Chief Administrative Officer of PIMCO, as well as his role as President of the Trust, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds, give him valuable experience with the day-to-day management of the Trust as well as other funds within the fund complex, enabling him to provide essential management input to the Board.

Mr. Borst served in multiple executive positions at a large automotive corporation. Mr. Borst has prior financial experience from his oversight of the chief financial officer, treasury, accounting and audit functions of the corporation. He also served as the general manager of a credit company. Additionally, Mr. Borst has prior experience as a board member of a corporation.

Ms. Dunbar has prior financial experience investing and managing private equity fund assets. Additionally, Ms. Dunbar has previously served on the boards of directors of a variety of public and private companies. She currently serves on the boards of directors of two public companies. She also has gained relevant experience as a Trustee of PIMCO Funds and PIMCO Variable Insurance Trust since 2015, and as a Trustee of PIMCO Equity Series and PIMCO Equity Series VIT since 2016.

Ms. Hubbard has prior financial, operations and management experience as the Global Head of Investments, Chief Investment Officer and Treasurer of a large accounting firm. She currently serves on the board of directors of a public company.

Mr. Kennedy served as general counsel, senior vice president and chief compliance officer for a large airline company. He also has experience in management of the company’s corporate real estate and legal departments.

Mr. McCarthy has experience in the areas of financial reporting and accounting, including prior experience as Assistant Secretary and Chief Financial Officer of the United States Department of the Treasury. He also served as Deputy Managing Director of the Institute of International Finance, a global trade association of financial institutions. Mr. McCarthy also has significant prior experience in corporate banking. Additionally, Mr. McCarthy has valuable experience from his service on the board of trustees of PIMCO Equity Series and PIMCO Equity Series VIT since 2011.

Mr. Parker has prior financial, operations and management experience as the President and Chief Executive Officer of a privately held company. He also has investment experience as the Chairman of a family foundation. He also has valuable experience as a Trustee of PIMCO Funds and PIMCO Variable Insurance Trust since 2009, and as a Trustee of PIMCO Equity Series and PIMCO Equity Series VIT since 2016.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†
Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 02/2009 to 11/2013	Managing Director and Co-Chief Operating Officer, PIMCO. President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

David C. Flattum (1964) Chief Legal Officer	02/2009 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	02/2009 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Vice President—Senior Counsel, Secretary	11/2013 to present	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President – Senior Counsel, Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†
Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 02/2009 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/2009 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Y. Parikh (1978) Vice President	02/2017 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Donald W. Suskind (1973) Vice President	05/2009 to present	Executive Vice President, PIMCO.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†
Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 02/2009 to 11/2013	Senior Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2009 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President of Operations, Standard Life Investments USA; Assistant Vice President, Brown Brothers Harriman.

Laura S. Melman (1966)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*	Unless otherwise noted, the information for the individuals listed is as of October 1, 2017.

(†)

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

Securities Ownership

Listed below for each Trustee is a dollar range of securities beneficially owned in the Funds together with the aggregate dollar range of equity securities in all registered investment companies overseen by the Trustee that are in the same family of investment companies as the Trust, as of December 31, 2016.

Name of Trustee	Dollar Range of Equity Securities in the Trust	Name of Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies

Interested Trustees
Brent R. Harris	Over $100,000	PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	Over $100,000
Peter G. Strelow	None	N/A	Over $100,000
Independent Trustees
George E. Borst	None	N/A	Over $100,000
Jennifer Holden Dunbar	None	N/A	Over $100,000
Kym M. Hubbard	None	N/A	Over $100,000
Gary F. Kennedy	None	N/A	Over $100,000
Peter B. McCarthy	None	N/A	Over $100,000
Ronald C. Parker	None	N/A	Over $100,000

To the best of the Trust’s knowledge, as of September 30, 2017, the Trustees and Officers of the Trust, as a group, owned less than 1% of the shares of each Fund of the Trust.

Trustee Ownership of the Investment Manager and Principal Underwriter, and Their Control Persons

No independent Trustee (or his immediate family members) had any direct or indirect interest, the value of which exceeds $120,000, in the investment adviser, the principal underwriter of the Trust, or any entity controlling, controlled by or under common control with the investment adviser or the principal underwriter of the Trust (not including registered investment companies). Set forth in the table below is information regarding each independent Trustee’s (and his immediate family members’) share ownership in securities of the investment adviser of the Trust, the principal underwriter of the Trust, and any entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the Trust (not including registered investment companies), as of December 31, 2016.

Name of Independent Trustee	Name of Owners and Relationships to Trustee	Company	Title of Class	Value of Securities	Percent of Class

George E. Borst	None	None	None	None	None
Jennifer Holden Dunbar	None	None	None	None	None
Kym M. Hubbard	None	None	None	None	None
Gary F. Kennedy	None	None	None	None	None
Peter B. McCarthy	None	None	None	None	None
Ronald C. Parker	None	None	None	None	None

No independent Trustee or immediate family member has during the two most recently completed calendar years had any securities interest in the principal underwriter of the Trust or the investment adviser or their affiliates (other than the Trust). No independent Trustee or immediate family member has during the two most recently completed calendar years had any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $120,000, with:

•	the Funds;

•	an officer of the Funds;

•

an investment company, or person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Funds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the investment adviser or principal underwriter of the Funds;

•

an officer or an investment company, or a person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Funds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the investment adviser or principal underwriter of the Funds;

•	the investment adviser or principal underwriter of the Funds;

•	an officer of the investment adviser or principal underwriter of the Funds;

•	a person directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Funds; or

•	an officer of a person directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Funds.

With respect to the persons listed in the bullet points above, no independent Trustee or immediate family member has during the two most recently completed calendar years had any direct or indirect relationship, the value of which exceeds $120,000, wherein the relationship included:

(1) Payments for property or services to or from any such person;

(2) Provision of legal services to any such person;

(3) Provision of investment banking services to any such person; and

(4) Any consulting or other relationship that is substantially similar in nature and scope to the relationships listed in (1) through (3) above.

Standing Committees

The Committee membership for each Committee and other information below is listed as of June 30, 2017. However, the members of any Committee may be changed by the Board of Trustees from time to time.

The Trust has a standing Audit Committee that consists of Messrs. Borst, Kennedy, McCarthy and Parker (Chair) and Msses. Dunbar and Hubbard. The Audit Committee’s responsibilities include, but are not limited to, (i) assisting the Board’s oversight of the integrity of the Trust’s financial statements, the Trust’s compliance with legal and regulatory requirements, the qualifications and independence of the Trust’s independent auditors, and the performance of such firm; (ii) overseeing the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) overseeing the quality and objectivity of the Trust’s financial statements and the independent audit thereof; and (iv) acting a liaison between the Trust’s independent auditors and the full Board. The Audit Committee also reviews both the audit and non-audit work of the Trust’s independent auditors, submits a recommendation to the Board of Trustees as to the selection of an independent auditor, and reviews generally the maintenance of the Trust’s records and the safekeeping arrangement of the Trust’s custodian. During the fiscal year ended June 30, 2017, there were four meetings of the Audit Committee.

The Board of Trustees has formed a Valuation Oversight Committee who has been delegated responsibility by the Board for overseeing determination of the fair value of each Fund’s portfolio securities and other assets on behalf of the Board in accordance with the Fund’s valuation procedures. The Valuation Oversight Committee reviews and approves procedures for the fair valuation of each Fund’s portfolio securities and periodically reviews information from PIMCO regarding fair value determinations made pursuant to Board-approved procedures, and makes related recommendations to the full Board and assists the full Board in resolving particular fair valuation and other valuation matters. In certain circumstances as specified in the Trust’s valuation policies, the Valuation Oversight Committee may also determine the fair value of portfolio holdings after consideration of all relevant factors, which determinations shall be reported to the full Board of Trustees. The Valuation Oversight Committee consists of Messrs. Borst, Harris, Kennedy (co-lead), McCarthy (co-lead), Parker and Strelow and Msses. Dunbar and Hubbard. During the fiscal year ended June 30, 2017, there were four meetings of the Valuation Oversight Committee.

The Trust also has a Governance Committee, which is composed of Messrs. Borst (Chair), Harris, Kennedy, McCarthy, Parker and Strelow and Msses. Dunbar and Hubbard, and which is responsible for the selection and nomination of candidates to serve as Trustees of the Trust. Only members of the Committee that are Independent Trustees (Messrs. Borst (Chair), Kennedy, McCarthy and Parker and Msses. Dunbar and Hubbard) vote on the nomination of Independent Trustee candidates.

The Governance Committee has a policy in place for considering trustee candidates recommended by shareholders. The Governance Committee may consider potential trustee candidates recommended by shareholders provided that the proposed candidates: (i) satisfy any minimum qualifications of the Trust for its Trustees and (ii) are not “interested persons” of the Trust or the investment adviser within the meaning of the 1940 Act. The Governance Committee will not consider submissions in which the Nominating Shareholder is the trustee candidate.

Any shareholder (a “Nominating Shareholder”) submitting a proposed trustee candidate must continuously own as of record, or beneficially through a financial intermediary, shares of the Trust having a net asset value of not less than $25,000 during the two-year period prior to submitting the proposed trustee candidate. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the special meeting of shareholders to elect trustees. All trustee candidate submissions by Nominating Shareholders must be received by the Fund by the deadline for submission of any shareholder proposals which would be included in the Fund’s proxy statement for the next special meeting of shareholders of the Fund.

Nominating Shareholders must substantiate compliance with these requirements at the time of submitting their proposed trustee nominee to the attention of the Trust’s Secretary. Notice to the Trust’s Secretary should be provided in accordance with the deadline specified above and include, (i) the Nominating Shareholder’s contact information; (ii) the number of Fund shares which are owned of record and beneficially by the Nominating Shareholder and the length of time which such shares have been so owned by the Nominating Shareholder; (iii) a description of all arrangements and understandings between the Nominating Shareholder and any other person or persons (naming such person or persons) pursuant to which the submission is being made and a description of the relationship, if any, between the Nominating Shareholder and the trustee candidate; (iv) the trustee candidate’s contact information, age, date of birth and the number of Fund shares owned by the trustee candidate; (v) all information regarding the trustee candidate’s qualifications for service on the Board of Trustees as well as any information regarding the trustee candidate that would be required to be disclosed in solicitations of proxies for elections of trustees required by Regulation 14A of the Securities Exchange Act of 1934, as amended (the “1934 Act”), had the trustee candidate been nominated by the Board; (vi) whether the Nominating Shareholder believes the trustee candidate would or would not be an “interested person” of the Fund, as defined in the 1940 Act and a description of the basis for such belief; and (vii) a notarized letter executed by the trustee candidate, stating his or her intention to serve as a nominee and be named in the Fund’s proxy statement, if nominated by the Board of Trustees, and to be named as a trustee if so elected.

During the fiscal year ended June 30, 2017, there were three meetings of the Governance Committee.

Trustee Retirement Policy

The Board has in place a retirement policy for all Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act, that seeks to balance the benefits of the experience and institutional memory of existing Trustees against the need for fresh perspectives, and to enhance the overall effectiveness of the Board. No Independent Trustee shall continue service as a Trustee beyond the first Board meeting occurring after his or her 76th birthday, provided that this policy may be waived or modified from time to time at the discretion of the Governance Committee. The continued appropriateness of the retirement policy is reviewed from time to time by the Governance Committee.

Compensation Table

The following table sets forth information regarding compensation received by the Trustees for the fiscal year ended June 30, 2017 and the aggregate compensation paid by the Fund Complex for the one-year period ended June 30, 2017:

Name and Position	Aggregate Compensation from Trust[1]	Pension or Retirement Benefits Accrued As Part of Funds Expenses	Total Compensation from Trust and Fund Complex Paid to Trustees[2]
George E. Borst, Trustee	$61,375	N/A	$344,800
Jennifer Holden Dunbar, Trustee	$59,875	N/A	$455,300
Kym M. Hubbard, Trustee	$19,414	N/A	$111,825
Gary F. Kennedy, Trustee	$61,500	N/A	$347,250
Peter B. McCarthy, Trustee	$61,500	N/A	$475,150
Ronald C. Parker, Trustee	$66,250	N/A	$490,300

[1]

For their services to PIMCO ETF Trust, each Trustee, who is unaffiliated with PIMCO or its affiliates, receives an annual retainer of $36,850, plus $3,800 for each Board of Trustees meeting attended in person, $775 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $6,000, the Valuation Oversight Committee co-leads together receive an additional retainer of $4,250, which amount is divided evenly among the co-leads so that each individually receives an additional annual retainer of $2,125, and each other committee chair receives an additional annual retainer of $2,750. Effective January 1, 2017, the Lead Independent Trustee receives an annual retainer of $3,500.

[2]

During the one-year period ending June 30, 2017, each Trustee also served as a Trustee of PIMCO Funds, a registered open-end management investment company, and as a Trustee of PIMCO Variable Insurance Trust, a registered open-end management investment company. Ms. Hubbard began serving as a Trustee of PIMCO Funds and PIMCO Variable Insurance Trust on February 14, 2017. In addition, during the one-year period ending June 30, 2017, Ms. Dunbar and Messrs. McCarthy and Parker also served as Trustees of PIMCO Equity Series, a registered open-end management investment company, and as Trustees of PIMCO Equity Series VIT, a registered open-end management investment company.

For their services to PIMCO Funds, each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $152,300, plus $15,750 for each Board of Trustees meeting attended in person, $775 ($2,025 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $18,000, the Valuation Oversight Committee co-leads together receive an additional retainer of $11,500, which amount is divided evenly among the co-leads so that each individually receives an additional annual retainer of $5,750, and each other committee chair receives an additional annual retainer of $4,500. Effective January 1, 2017, the Lead Independent Trustee receives an annual retainer of $13,000.

For their services to PIMCO Variable Insurance Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $36,850, plus $3,800 for each Board of Trustees meeting attended in person, $775 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $6,000, the Valuation Oversight Committee co-leads together receive an additional retainer of $4,250, which amount is divided evenly among the co-leads so that each individually receives an additional annual retainer of $2,125, and each other committee chair receives an additional annual retainer of $2,750. Effective January 1, 2017, the Lead Independent Trustee receives an annual retainer of $3,500.

For their services to PIMCO Equity Series, Ms. Dunbar and Messrs. McCarthy and Parker receive an annual retainer of $62,000, plus $6,250 for each Board of Trustees meeting attended in person, $375 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $9,000, the Valuation Oversight Committee co-leads together receive an additional retainer of $2,000, which amount is divided evenly among the co-leads so that each individually receives an additional annual retainer of $1,000, and each other committee chair received an additional annual retainer of $750.

For their services to PIMCO Equity Series VIT, Ms. Dunbar and Messrs. McCarthy and Parker receive an annual retainer of $10,500, plus $1,875 for each Board of Trustees meeting attended in person, $250 ($375 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $375 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,400, the Valuation Oversight Committee co-leads together receive an additional retainer of $1,000, which amount is divided evenly among the co-leads so that each individually receives an additional annual retainer of $500, and each other committee chair received an additional annual retainer of $250.

Investment Manager

PIMCO, a Delaware limited liability company, serves as investment manager to the Funds pursuant to an investment management agreement (“Investment Management Agreement”) between PIMCO and the Trust. PIMCO is located at 650 Newport Center Drive, Newport Beach, California 92660. As of September 30, 2017, PIMCO had approximately $1.68 trillion of assets under management and $1.28 trillion of third-party assets under management.

PIMCO is a majority owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) with minority interests held by Allianz Asset Management of America LLC, by Allianz Asset Management U.S. Holding II LLC, a Delaware limited liability company, and by certain current and former officers of PIMCO. Allianz Asset Management was organized as a limited partnership under Delaware law in 1987. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE. Allianz SE is a European based, multinational insurance and financial services holding company and a publicly traded German company.

The general partner of Allianz Asset Management has substantially delegated its management and control of Allianz Asset Management to a Management Board. The Management Board of Allianz Asset Management is comprised of John C. Maney.

As of the date of this Statement of Additional Information, there are currently no significant institutional shareholders of Allianz SE. Absent an SEC exemption or other regulatory relief, the Funds generally are precluded from effecting principal transactions with brokers that are deemed to be affiliated persons of the Funds or the Manager, and the Funds’ ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker is subject to restrictions. Similarly, the Funds’ ability to utilize the affiliated brokers for agency transactions is subject to the restrictions of Rule 17e-1 under the 1940 Act. PIMCO does not believe that the restrictions on transactions with the affiliated brokers described above will materially adversely affect its ability to provide services to the Funds, the Funds’ ability to take advantage of market opportunities, or the Funds’ overall performance.

Investment Management Agreement

Each Fund pays for the advisory, supervisory and administrative services it requires under an all-in fee structure.

PIMCO is responsible for making investment decisions and placing orders for the purchase and sale of the Trust’s investments directly with the issuers or with brokers or dealers selected by it in its discretion. See “Portfolio Transactions and Brokerage,” below. PIMCO also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of each Fund.

Under the terms of the Investment Management Agreement, PIMCO is obligated to manage the Funds in accordance with applicable laws and regulations. The investment advisory services of PIMCO to the Trust are not exclusive under the terms of the Investment Management Agreement. PIMCO is free to, and does, render investment advisory services to others.

Following the expiration of the two year period commencing with the effectiveness of the Investment Management Agreement, it will continue in effect on a yearly basis provided such continuance is approved annually: (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Board of Trustees; and (ii) by a majority of the independent Trustees. The Investment Management Agreement may be terminated without penalty by vote of the Trustees or the shareholders of the Trust, or by PIMCO, on 60 days’ written notice by either party to the contract and will terminate automatically if assigned.

Pursuant to the Investment Management Agreement, PIMCO also provides the Funds with certain supervisory, administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other Fund service providers (“Supervisory and Administrative Services”). PIMCO may in turn use the facilities or assistance of its affiliates to provide certain Supervisory and Administrative Services on terms agreed between PIMCO and such affiliates. The Supervisory and Administrative Services provided by PIMCO include but are not limited to: (1) shareholder servicing functions, including preparation of shareholder reports and communications; (2) regulatory compliance, such as reports and filings with the SEC and state securities commissions; and (3) general supervision of the operations of the Funds, including coordination of the services performed by the Funds’ transfer agent, custodian, legal counsel, independent registered public accounting firm, and others. PIMCO (or an affiliate of PIMCO) also furnishes the Funds with office space facilities required for conducting the business of the Funds, and pays the compensation of those officers, employees and Trustees of the Trust affiliated with PIMCO. In addition, PIMCO, at its own expense, arranges for the provision of legal, audit, custody, transfer agency and other services for the Funds, and is responsible for the costs of registration of the Trust’s shares, the printing of the Prospectuses and shareholder reports for current shareholders, the Listing Exchange fees and the Underlying Index licensing fees.

Management Fee Rates

PIMCO has contractually agreed to provide the foregoing services, and to bear these expenses, at the following rates (each expressed as a percentage of the Fund’s average daily net assets on an annual basis):

Fund(*)	Management Fee Rate

Index Funds
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	0.55%
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	0.15%
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	0.20%
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	0.20%
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	0.15%
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	0.20%
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	0.20%

Active Funds
PIMCO Active Bond Exchange-Traded Fund	0.55%
PIMCO Enhanced Low Duration Active Exchange-Traded Fund	0.46%
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	0.35%
PIMCO Government Limited Maturity Active Exchange-Traded Fund	0.25%
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	0.35%
PIMCO Low Duration Investment Grade Corporate Bond Active Exchange-Traded Fund	0.60%
PIMCO Prime Limited Maturity Active Exchange-Traded Fund	0.25%
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	0.35%

(*) As disclosed in the Funds’ prospectuses, the Funds may invest in certain PIMCO-advised money market funds and/or short-term bond funds (“Central Funds”), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the Funds and certain other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The Central Funds do not pay an investment advisory fee to PIMCO in return for providing investment advisory services. However, when investing in a Central Fund, each such Fund (“Investing Fund”) has agreed that 0.005% of the advisory fee that such Investing Fund is currently obligated to pay to PIMCO under its investment management agreement will be designated as compensation for the investment advisory services PIMCO provides to the applicable Central Fund.

Except for the expenses paid by PIMCO, the Trust bears all costs of its operations. The Funds are responsible for: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) securities lending fees and expenses; (vi) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vii) extraordinary expenses, including costs of litigation and indemnification expenses; and (viii) expenses, such as organizational expenses, which are capitalized in accordance with generally accepted accounting principles.

The Investment Management Agreement may be terminated by the Trustees, or by a vote of a majority of the outstanding voting securities of the Trust or, with respect to a Fund, a Fund, at any time on 60 days’ written notice. Following the expiration of the two-year period commencing with the effectiveness of the Investment Management Agreement, it may be terminated by PIMCO, also on 60 days’ written notice.

Management Fee Pa yments

The management fees paid by the Funds that were operational during the fiscal years ended June 30, 2017, 2016 and 2015 were as follows:

Fund	Year Ended 6/30/17	Year Ended 6/30/16	Year Ended 6/30/15

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	$10,898,758	$11,548,705	$18,425,492
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	198,193	191,892	179,736
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	2,194,006	2,198,491	2,564,506
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	233,961	206,446	173,842
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	312,450	297,972	157,587
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	152,050	152,442	173,374
PIMCO Active Bond Exchange-Traded Fund	12,558,689	14,300,344	15,332,778
PIMCO Enhanced Low Duration Active Exchange-Traded Fund	411,128	652,911	810,234
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	19,984,707	14,572,020	13,052,657
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	914,372	837,317	777,561
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	1,203,882	594,914	457,289
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	237,104	215,178	230,973

Management Fees Waived

PIMCO has contractually agreed, through October 31, 2018, to waive its management fee, or reimburse each Fund, to the extent that the Fund’s organizational expenses and pro rata share of Trustee fees exceed 0.0049% (the “Expense Limit”) (calculated as a percentage of the Fund’s average daily net assets). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. In any month in which the investment management agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the management fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months, provided that such amount paid to PIMCO will not: 1) together with any organizational expenses and pro rata Trustee fees, exceed, for such month, the Expense Limit; 2) exceed the total Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO.

In addition, PIMCO has contractually agreed, through October 31, 2018, to waive its management fee by 0.07% and 0.11% of the average daily net assets of each of the PIMCO Enhanced Low Duration Active Exchange-Traded Fund and PIMCO Low Duration Investment Grade Corporate Bond Active Exchange-Traded Fund, respectively. These Fee Waiver Agreements will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. In any month in which the investment management agreement is in effect, PIMCO is entitled to reimbursement by a Fund of any portion of the management fees waived as set forth above (the “Fee Waiver Reimbursement Amount”) during the previous thirty-six months, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata Trustee fees pursuant to the Expense Limitation Agreement, exceed the Expense Limit; 2) exceed the total Fee Waiver Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO.

Management fees waived during the fiscal years ended June 30, 2017, 2016 and 2015 were as follows:

Fund	Year Ended 6/30/17	Year Ended 6/30/16	Year Ended 6/30/15
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	N/A	N/A	N/A
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$5,984	$4,524	$28,952
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	N/A	N/A	N/A
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	4,980	3,687	2,021
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	8,943	6,351	2,461
PIMCO Active Bond Exchange-Traded Fund	103,624	404,764	1,655,198
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	3,292	2,945	1,461
PIMCO Enhanced Low Duration Active Exchange-Traded Fund	50,603	76,852	75,513
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	N/A	N/A	N/A
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	N/A	N/A	N/A
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	N/A	N/A	N/A
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	N/A	N/A	1,635

Management fees, which had been waived, that were recouped during the fiscal years ended June 30, 2017, 2016 and 2015 were as follows:

Fund	Year Ended 6/30/17	Year Ended 6/30/16	Year Ended 6/30/15
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	N/A	N/A	N/A
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$6,474	$6,268	$5,871
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	N/A	N/A	N/A
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	5,732	5,058	4,259
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	10,207	9,734	5,148
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	3,725	3,735	4,248
PIMCO Active Bond Exchange-Traded Fund	N/A	127,403	136,607
PIMCO Enhanced Low Duration Active Exchange-Traded Fund	3,774	5,817	7,218
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	N/A	N/A	N/A
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	N/A	N/A	1,296
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	N/A	N/A	N/A
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	N/A	472	3,234

Proxy Voting Policies and Procedures

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. The Trust has adopted the Proxy Policy of PIMCO when voting proxies on behalf of the Funds.

In addition to covering the voting of equity securities, the Proxy Policy also applies generally to voting and/or consent rights of fixed income securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights (collectively, “proxies”) are exercised in the best interests of accounts.

With respect to the voting of proxies relating to equity securities, PIMCO has selected an unaffiliated third-party proxy research and voting service (“Proxy Voting Service”), to assist it in researching and voting proxies. With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to PIMCO as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to a set of guidelines that have been approved by PIMCO. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Proxy Voting Service. In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, PIMCO may determine to vote on the proposals directly.

With respect to the voting of proxies relating to fixed income securities, PIMCO’s fixed income credit research group (the “Credit Research Group”) is responsible for researching and issuing recommendations for voting proxies. With respect to each proxy received, the Credit Research Group researches the financial implications of the proxy proposal and makes voting recommendations specific for each account that holds the related fixed income security. PIMCO considers each proposal regarding a fixed income security on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Credit Research Group. In the event that the Credit Research Group does not provide a recommendation with respect to a proposal, PIMCO may determine to vote the proposal directly.

PIMCO may determine not to vote a proxy for an equity or fixed income security if: (1) the effect on the applicable account’s economic interests or the value of the portfolio holding is insignificant in relation to the account’s portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable account, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) PIMCO otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

In the event that the Proxy Voting Service or the Credit Research Group, as applicable, does not provide a recommendation or the portfolio managers of a client account propose to override a recommendation by the Proxy Voting Service or the Credit Research Group, as applicable, PIMCO will review the proxy to determine whether there is a material conflict between PIMCO and the applicable account or among PIMCO-advised accounts. If no material conflict exists, the proxy will be voted according to the portfolio managers’ recommendation. If a material conflict does exist, PIMCO will seek to resolve the conflict in good faith and in the best interests of the applicable client account, as provided by the Proxy Policy. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a committee to assess and resolve the conflict (the “Proxy Conflicts Committee”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Conflicts Committee and/or other relevant procedures approved by PIMCO’s Legal and Compliance department with respect to specific types of conflicts. With respect to material conflicts of interest between one or more PIMCO-advised accounts, the Proxy Policy permits PIMCO to: (i) designate a PIMCO portfolio manager who is not subject to the conflict to determine how to vote the proxy if the conflict exists between two accounts with at least one portfolio manager in common; or (ii) permit the respective portfolio managers to vote the proxies in accordance with each client account’s best interests if the conflict exists between client accounts managed by different portfolio managers.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. Information about how PIMCO voted a Fund’s proxies for the most recent twelve-month period ended June 30th (Form N-PX) will be available no later than the following August 31st, without charge, upon request, by calling the Funds at 1-888-400-4ETF (1-888-400-4383), on the Funds’ website at www.pimcoetfs.com/resources and on the SEC’s website at http://www.sec.gov.

OTHER PIMCO INFORMATION

PIMCO may from time to time develop methodologies for compiling and calculating a benchmark index. PIMCO may license or sell its intellectual property rights in such methodologies to third parties who may use such methodologies to develop a benchmark index. Such third parties may pay to PIMCO a portion of the subscription or licensing fees the third party receives in connection with such indices. PIMCO may pay out of its own resources a fee to such third parties for certain data related to such indices. A Fund may use such an index as the Fund’s primary or secondary benchmark index but would not bear any fees for such use.

PORTFOLIO MANAGERS

Other Accounts Managed

The portfolio managers who are primarily responsible for the day-to-day management of the Funds also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated in the table below. The following table identifies, as of June 30, 2017 (except as noted below): (i) each portfolio manager of the Funds; (ii) the number of other registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager (exclusive of the Funds); and (iii) the total assets of such other companies, vehicles and accounts, and the number and total assets of such other companies, vehicles and accounts with respect to which the advisory fee is based on performance. The Fund(s) managed by each portfolio manager, including each Fund’s total assets, are listed in the footnotes following the table.

	Total Number of Accounts	Total Assets of All Accounts (in $millions)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (in $millions)
Arif[1]
Registered Investment Companies	3	$13,259.79	0	$0.00
Other Pooled Investment Vehicles	4	$1,080.22	0	$0.00
Other Accounts	10	$2,159.63	0	$0.00

Banet[2]
Registered Investment Companies	17	$25,753.99	0	$0.00
Other Pooled Investment Vehicles	7	$1,258.38	1	$65.58
Other Accounts	8	$1,282.19	1	$77.20

Braun[3]
Registered Investment Companies	5	$4,512.01	0	$0.00
Other Pooled Investment Vehicles	3	$411.04	0	$0.00
Other Accounts	169	$55,441.95	2	$1,050.61

Callahan[4]
Registered Investment Companies	5	$616.08	0	$0.00
Other Pooled Investment Vehicles	1	$173.35	0	$0.00
Other Accounts	100	$7,466.75	0	$0.00

Cudzil[5]
Registered Investment Companies	11	$12,393.19	0	$0.00
Other Pooled Investment Vehicles	4	$271.26	1	$81.92
Other Accounts	75	$39,556.60	4	$818.76

Dorsten[6]
Registered Investment Companies	1	$314.56	0	$0.00
Other Pooled Investment Vehicles	7	$5,640.91	1	$34.58
Other Accounts	2	$1,405.62	0	$0.00

Hammer[7]
Registered Investment Companies	29	$7,665.83	0	$0.00
Other Pooled Investment Vehicles	0	$0.00	0	$0.00
Other Accounts	13	$2,096.13	0	$0.00

Hyman[8]
Registered Investment Companies	7	$6,616.49	0	$0.00
Other Pooled Investment Vehicles	14	$1,357.93	1	$86.77

	Total Number of Accounts	Total Assets of All Accounts (in $millions)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (in $millions)
Vehicles
Other Accounts	21	$13,142.40	1	$440.25

Jessop[9]
Registered Investment Companies	3	$13,259.79	0	$0.00
Other Pooled Investment Vehicles	19	$14,767.01	1	$267.38
Other Accounts	15	$5,666.28	0	$0.00

Kiesel[10]
Registered Investment Companies	22	$141,672.79	0	$0.00
Other Pooled Investment Vehicles	62	$73,951.27	9	$10,572.12
Other Accounts	121	$67,550.68	15	$6,123.03

Mittal[11]
Registered Investment Companies	11	$21,436.07	0	$0.00
Other Pooled Investment Vehicles	13	$7,431.89	2	$1,609.33
Other Accounts	136	$55,666.84	3	$683.85

Rodosky[12]
Registered Investment Companies	8	$12,752.27	0	$0.00
Other Pooled Investment Vehicles	0	$0.00	0	$0.00
Other Accounts	1	$130.92	0	$0.00

Schneider[13]
Registered Investment Companies	20	$62,771.40	0	$0.00
Other Pooled Investment Vehicles	8	$12,702.63	0	$0.00
Other Accounts	45	$34,047.04	1	$1,476.15

[1]	Mr. Arif co-manages the PIMCO Enhanced Low Duration Active Exchange-Traded Fund ($93.9 million).
[2]

Mr. Banet co-manages the PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund ($1,136.0 million), the PIMCO Broad U.S. TIPS Index Exchange-Traded Fund ($70.9 million) and the PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund ($149.0 million).

[3]	Mr. Braun co-manages the PIMCO Active Bond Exchange-Traded Fund ($2,034.3 million) and the PIMCO Enhanced Low Duration Active Exchange-Traded Fund ($93.9 million).
[4]	Ms. Callahan co-manages the PIMCO Short Term Municipal Bond Active Exchange-Traded Fund ($65.8 million) and the PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund ($259.9 million).
[5]	Mr. Cudzil co-manages the PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund ($119.2 million) and the PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund ($166.7 million).
6

Mr. Dorsten co-manages the PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund ($119.2 million), the PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund ($166.7 million), the PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund ($1,136.0 million), the PIMCO Broad U.S. TIPS Index Exchange-Traded Fund ($70.9 million), the PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund ($149.0 million), the PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund ($1,824.1 million) and the PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund ($737.4 million).

[7]	Mr.Hammer co-manages the PIMCO Short Term Municipal Bond Active Exchange-Traded Fund ($65.8 million) and the PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund ($259.9 million).
[8]	Mr. Hyman co-manages the PIMCO Active Bond Exchange-Traded Fund ($2,034.3 million).
[9]	Mr. Jessop co-manages the PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund ($1,824.1 million).
[10]	Mr. Kiesel manages the PIMCO Low Duration Investment Grade Corporate Bond Active Exchange-Traded Fund, which had not commenced operations as of June 30, 2017.
[11]	Mr. Mittal co-manages the PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund ($737.4 million).
[12]	Mr. Rodosky co-manages the PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund ($119.2 million) and the PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund ($166.7 million).
[13]

Mr. Schneider manages the PIMCO Enhanced Low Duration Active Exchange-Traded Fund ($93.9 million) and the PIMCO Enhanced Short Maturity Active Exchange-Traded Fund ($7,167.6 million). Mr. Schneider also manages the PIMCO Government Limited Maturity Active Exchange-Traded Fund and the PIMCO Prime Limited Maturity Active Exchange-Traded Fund, neither of which had commenced operations as of June 30, 2017. In addition, Mr. Schneider co-manages the PIMCO Active Bond Exchange-Traded Fund ($2,034.3 million).

Conflicts of Interest

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments.

Because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described below may occur between the Funds or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Funds or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Funds or other accounts managed by PIMCO.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for one or more Funds or other accounts managed by PIMCO (each a “Client,” and collectively, the “Clients”), but may not be available in sufficient quantities for all accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another Client. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

From time to time, PIMCO may take an investment position or action for a Client that may be different from, or inconsistent with, an action or position taken for one or more other Clients having similar or differing investment objectives. These positions and actions may adversely impact, or in some instances may benefit, one or more affected Clients, including Clients that are PIMCO affiliates, in which PIMCO has an interest, or which pays PIMCO higher fees or a performance fee. For example, a Client may buy a security and another Client may establish a short position in that same security. The subsequent short sale may result in a decrease in the price of the security that the other Client holds. Similarly, transactions or investments by one or more Clients may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of another Client.

When PIMCO implements for one Client a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies of another Client, market impact, liquidity constraints or other factors could result in one or more Clients receiving less favorable trading results, the costs of implementing such portfolio decisions or strategies could be increased or such Clients could otherwise be disadvantaged. On the other hand, potential conflicts may also arise because portfolio decisions regarding a Client may benefit other Clients. For example, the sale of a long position or establishment of a short position for a Client may decrease the price of the same security sold short by (and therefore benefit) other Clients, and the purchase of a security or covering of a short position in a security for a Client may increase the price of the same security held by (and therefore benefit) other Clients.

Under certain circumstances, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment. Such Clients (or groups of Clients) may have conflicting interests and objectives in connection with such investments, including with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment and the timeframe for, and method of, exiting the investment. When making such investments, PIMCO may do so in a way that favors one Client over another Client, even if both Clients are investing in the same security at the same time. Certain Clients may invest on a “parallel” basis (i.e., proportionately in all transactions at substantially the same time and on substantially the same terms and conditions). In addition, other accounts may expect to invest in many of the same types of investments as another account. However, there may be investments in which one or more of such accounts does not invest (or invests on different terms or on a non-pro rata basis) due to factors such as legal, tax, regulatory, business, contractual or other similar considerations or due to the provisions of a Client’s governing documents. Decisions as to the allocation of investment opportunities among such Clients present numerous conflicts of interest, which may not be resolved in a manner that is favorable to a Client’s interests. To the extent an investment is not allocated pro rata among such entities, a Client could incur a disproportionate amount of income or loss related to such investment relative to such other Client.

In addition, Clients may invest alongside one another in the same underlying investments or otherwise pursuant to a substantially similar investment strategy as one or more other Clients. In such cases, certain Clients may have preferential liquidity and information rights relative to other Clients holding the same investments, with the result that such Clients will be able to withdraw/redeem their interests in underlying investments in priority to Clients who may have more limited access to information or more restrictive withdrawal/redemption rights. Clients with more limited information rights or more restrictive liquidity may therefore be adversely affected in the event of a downturn in the markets.

Further, potential conflicts may be inherent in PIMCO’s use of multiple strategies. For example, conflicts will arise in cases where different Clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more Clients may own private securities or obligations of an issuer and other Clients may own or seek to acquire private securities of the same issuer. For example, a Client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other Clients have an equity investment, or may invest in senior debt obligations of an issuer for one Client and junior debt obligations or equity of the same issuer for another Client.

PIMCO may also, for example, direct a Client to invest in a tranche of a structured finance vehicle, such as a CLO or CDO, where PIMCO is also, at the same or different time, directing another Client to make investments in a different tranche of the same vehicle, which tranche’s interests may be adverse to other tranches. PIMCO may also cause a Client to purchase from, or sell assets to, an entity, such as a structured finance vehicle, in which other Clients may have an interest, potentially in a manner that will have an adverse effect on the other Clients. There may also be conflicts where, for example, a Client holds certain debt or equity securities of an issuer, and that same issuer has issued other debt, equity or other instruments that are owned by other Clients or by an entity, such as a structured finance vehicle, in which other Clients have an interest.

In each of the situations described above, PIMCO may take actions with respect to the assets held by one Client that are adverse to the other Clients, for example, by foreclosing on loans, by putting an issuer into default, or by exercising rights to purchase or sell to an issuer, causing an issuer to take actions adverse to certain classes of securities, or otherwise. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers or taking any other actions, PIMCO may find that the interests of a Client and the interests of one or more other Clients could conflict. In these situations, decisions over items such as whether to make the investment or take an action, proxy voting, corporate reorganization, how to exit an investment, or bankruptcy or similar matters (including, for example, whether to trigger an event of default or the terms of any workout) may result in conflicts of interest. Similarly, if an issuer in which a Client and one or more other Clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, decisions over the terms of any workout will raise conflicts of interests (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, a debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders. In some cases PIMCO may refrain from taking certain actions or making certain investments on behalf of Clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory or other effects on PIMCO, or may sell investments for certain Clients (in each case potentially disadvantaging the Clients on whose behalf the actions are not taken, investments not made, or investments sold). In other cases, PIMCO may not refrain from taking actions or making investments on behalf of certain Clients that have the potential to disadvantage other Clients. In addition, PIMCO may take actions or refrain from taking actions in order to mitigate legal risks to PIMCO or its affiliates or its Clients even if disadvantageous to a Client’s account. For example, if PIMCO acquires material non-public confidential information in connection with its business activities for other Clients, a portfolio manager may be restricted from purchasing securities or selling securities for a Client. Moreover, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment.

Additionally, certain conflicts may exist with respect to portfolio managers who make investment decisions on behalf of several different types of Clients. Such portfolio managers may have an incentive to allocate trades, time or resources to certain Clients, including those Clients who pay higher investment management fees or that pay incentive fees or allocations, over other Clients. These conflicts may be heightened with respect to portfolio managers who are eligible to receive a performance allocation under certain circumstances as part of their compensation.

PIMCO may conduct litigation on behalf of one or more Clients. In such cases, Clients may be required to bear certain fees, costs, expenses and liabilities associated with the litigation. Other Clients that are or were investors in, or otherwise involved with, the subject investments may or may not (depending on the circumstances) be parties to such litigation actions, with the result that certain Clients may participate in litigation actions in which not all Clients with similar investments may participate, and such nonparticipating Clients may benefit from the results of such litigation actions without bearing or otherwise being subject to the associated fees, costs, expenses and liabilities. PIMCO, for example, typically does not pursue legal claims on behalf of its separate accounts.

The foregoing is not a complete list of conflicts to which PIMCO or Clients may be subject. PIMCO seeks to review conflicts on a case-by-case basis as they arise. Any review will take into consideration the interests of the relevant Clients, the circumstances giving rise to the conflict, applicable PIMCO policies and procedures, and applicable laws. Clients (and investors in Funds) should be aware that conflicts will not necessarily be resolved in favor of their interests and may in fact be resolved in a manner adverse to their interests. PIMCO will attempt to resolve such matters fairly, but even so, matters may be resolved in favor of other Clients which pay PIMCO higher fees or performance fees or in which PIMCO or its affiliates have a significant proprietary interest. There can be no assurance that any actual or potential conflicts of interest will not result in a particular Client or group of Clients receiving less favorable investment terms in or returns from certain investments than if such conflicts of interest did not exist.

Conflicts like those described above may also occur between Clients, on the one hand, and PIMCO or its affiliates, on the other. These conflicts will not always be resolved in favor of the Client. In addition, because PIMCO is affiliated with Allianz, a large multinational financial institution, conflicts similar to those described above may occur between clients of PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to PIMCO’s Clients. In many cases PIMCO will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect Client performance. In addition, certain regulatory restrictions may prohibit PIMCO from using certain brokers or investing in certain companies (even if such companies are not affiliated with Allianz) because of the applicability of certain laws and regulations applicable to PIMCO, Allianz SE or their affiliates. An account’s willingness to negotiate terms or take actions with respect to an investment may also be, directly or indirectly, constrained or otherwise impacted to the extent Allianz SE, PIMCO, and/or their affiliates, directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investment (e.g., serving as a trustee or board member thereof).

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

Portfolio Manager Compensation

PIMCO’s approach to compensation seeks to provide professionals with a Total Compensation Plan and process that is driven by PIMCO’s mission and values. Key Principles on Compensation Philosophy include:

•	PIMCO’s pay practices are designed to attract and retain high performers;

•	PIMCO’s pay philosophy embraces a corporate culture of rewarding strong performance, a strong work ethic, and meritocracy;

•	PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation; and

•	PIMCO’s “Discern and Differentiate” discipline guides total compensation levels.

The Total Compensation Plan consists of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for PIMCO’s clients. A portfolio manager’s compensation is not based solely on the performance of any Fund or any other account managed by that portfolio manager:

Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.

Performance Bonus – Performance bonuses are designed to reward risk-adjusted performance and contributions to PIMCO’s broader investment process. The compensation process is not formulaic and the following non-exhaustive list of qualitative and quantitative criteria are considered when determining the total compensation for portfolio managers:

•

Performance measured over a variety of longer- and shorter-term periods, including 5-year, 4-year, 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups; greatest emphasis is placed on 5-year and 3-year performance, followed by 1-year performance;

•	Consistency of investment performance across portfolios of similar mandate and guidelines, rewarding low dispersion and consistency of outperformance;

•

Appropriate risk positioning and risk management mindset, which includes consistency with PIMCO’s investment philosophy, the Investment Committee’s positioning guidance, absence of defaults, and appropriate alignment with client objectives;

•	Contributions to mentoring, coaching and/or supervising members of team;

•	Collaboration, idea generation, and contribution of investment ideas in the context of PIMCO’s investment process, Investment Committee meetings, and day-to-day management of portfolios;

•	With much lesser importance than the aforementioned factors: amount and nature of assets managed by the portfolio manager, contributions to asset retention, and client satisfaction.

PIMCO’s partnership culture further rewards strong long term risk adjusted returns with promotion decisions almost entirely tied to long term contributions to the investment process. 10-year performance can also be considered, though not explicitly, as part of the compensation process.

Deferred Compensation – Long Term Incentive Plan (“LTIP”) and/or M Options are awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and/or deferred compensation. PIMCO incorporates a progressive allocation of deferred compensation as a percentage of total compensation, which is in line with market practices.

•

The LTIP provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long term commitment to PIMCO’s success.

•

The M Unit program provides mid-to-senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the Firm’s long-term results. In the program, options are awarded and vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the Firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time.

Participation in the LTIP and M Unit program is contingent upon continued employment at PIMCO.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

Securities Ownership

To the best of the Trust’s knowledge, the table below shows the dollar range of shares of the Funds beneficially owned as of June 30, 2017 (unless otherwise indicated), by each portfolio manager of the Funds.

Portfolio Manager	Funds Managed by Portfolio Manager[1]	Dollar Range of Shares Owned
Arif	PIMCO Enhanced Low Duration Active Exchange-Traded Fund	None
Banet	PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	None
	PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	None
	PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	None
Braun	PIMCO Active Bond Exchange-Traded Fund	$500,001-$1,000,000
	PIMCO Enhanced Low Duration Active Exchange-Traded Fund	None
Callahan	PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	None
	PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	None
Cudzil	PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	None
	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	None
Dorsten	PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	None
	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	None
	PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	None
	PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	None
	PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	None
	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	None
	PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	None
Hammer	PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	None
	PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	None
Hyman	PIMCO Active Bond Exchange-Traded Fund	None
Jessop	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	None
Mittal	PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	None
Rodosky	PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	None
	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	None
Schneider	PIMCO Active Bond Exchange-Traded Fund	None
	PIMCO Enhanced Low Duration Active Exchange-Traded Fund	$100,001 - $500,000
	PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	$100,001 - $500,000

[1]	The following Funds have not commenced operations as of June 30, 2017, and will be managed as of their respective inception dates by the portfolio manager(s) noted: PIMCO Government Limited Maturity Active Exchange-Traded Fund (Jerome Schneider); PIMCO Low Duration Investment Grade Corporate Bond Active Exchange-Traded Fund (Mark Kiesel); and PIMCO Prime Limited Maturity Active Exchange-Traded Fund (Jerome Schneider).

CREATIONS AND REDEMPTIONS

The Trust issues and sells shares of the Funds only in Creation Units on a continuous basis through the Distributor (as defined below), without a sales load, at the NAV next determined after receipt of an order in proper form as described in the Participant Agreement (as defined below), on any Business Day (as defined below). The following table sets forth the number of shares of a Fund that constitute a Creation Unit for such Fund:

Fund	Creation Unit Size
PIMCO Low Duration Investment Grade Corporate Bond Active Exchange-Traded Fund	100,000
PIMCO Government Limited Maturity Active Exchange-Traded Fund PIMCO Prime Limited Maturity Active Exchange-Traded Fund	90,000
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	70,000
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund PIMCO Active Bond Exchange-Traded Fund PIMCO Broad U.S. TIPS Index Exchange-Traded Fund PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	50,000
PIMCO Enhanced Low Duration Active Exchange-Traded Fund	20,000

In its discretion, PIMCO reserves the right to increase or decrease the number of a Fund’s shares that constitute a Creation Unit. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of a Fund, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

A “Business Day” with respect to the Funds is each day the Listing Exchange is open, which excludes weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Orders from Authorized Participants to create or redeem Creation Units will only be accepted on a Business Day.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the NYSE is stopped at a time other than its regularly scheduled closing time. The Trust reserves the right to reprocess creation and redemption transactions that were initially processed at a NAV other than a Fund’s official closing NAV (as each may be subsequently adjusted), and to recover amounts from (or distribute amounts to) Authorized Participants based on the official closing NAV. The Trust reserves the right to advance the time by which creation and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Distributor

PIMCO Investments LLC (the “Distributor”) serves as the principal underwriter of the Trust’s shares pursuant to a distribution contract (“Distribution Contract”) with the Trust, which is subject to annual approval by the Board of Trustees. The Distributor is a wholly-owned subsidiary of PIMCO and an indirect subsidiary of Allianz Asset Management. The Distributor does not participate in the distribution of non-PIMCO managed products. Furthermore, representatives of the Distributor may also be employees or associated persons of PIMCO. Because of these affiliations with PIMCO, the interests of the Distributor may conflict with the interests of Fund shareholders. Additionally, certain representatives of the Distributor (“Account Managers”) may receive differing levels of compensation from the sale of various PIMCO products, which may create further conflicts of interest. Levels of compensation for Account Managers do not vary by share class within a PIMCO product, regardless of class differences relating to distribution-related fees, for sales at approved financial firms. Levels of compensation for Account Managers do not vary across products eligible for commissions that fall into a strategy bucket described below (i.e., Equity, Short Term, etc., other than certain PIMCO Variable Insurance Trust (“PVIT”) and PIMCO Equity Series VIT (“PESVIT”) sales). Account Managers are eligible to receive compensation, ascending generally by product type, with respect to sales of the following: PVIT and PESVIT Funds, Short Term Strategies, Select Strategies, and Equity Strategies (each as defined, from time to time, by the Distributor). For certain Account Managers, compensation payable on PVIT and PESVIT Funds equals compensation payable on Short Term Strategies, while, for others, compensation payable on Select Strategies may equal compensation payable on Equity Strategies in certain instances (based on overall Select Strategy sales levels, which vary based on volume). Additionally, Account Managers may receive commissions from the sale of PIMCO closed-end funds and discretionary special bonuses from the sale of certain products such as PIMCO exchange-traded funds, which may offer higher or lower sales-related compensation than the product types noted above. Account Managers eligible for such variable compensation may have a particular incentive to promote, recommend, or solicit the sale of particular Funds over other Funds or products, or other products over Funds of the Trust, which may give rise to a conflict of interest. Where such compensation is based on sales performance, the relevant metric is gross sales (with certain adjustments, including for certain redemptions), which may give the Account Manager a financial interest to market, recommend, or solicit a sale or holding (i.e., refraining from redeeming), if applicable, of certain products. Additionally, from time to time Account Managers may receive discretionary compensation based on sales and/or job performance. Where discretionary compensation is based on job performance, the Distributor uses metrics which are generally indicative of the Account Manager’s success in the areas of, among others, financial advisor satisfaction and Account Manager product knowledge, responsiveness, and/or effectiveness. Under policies applicable to all Account Managers, no Account Manager is permitted to promote, recommend, or solicit the sale of one product over another solely because that product will provide higher revenue or compensation to PIMCO, the Distributor, or to the Account Manager.

The Distributor, located at 1633 Broadway, New York, NY 10019, is a broker-dealer registered with the SEC and is a member of FINRA. All account inquiries should be mailed to the Trust’s Transfer Agent, and should not be mailed to the Distributor.

The Distribution Contract is terminable with respect to a Fund without penalty, at any time, by such Fund by not more than 60 days’ nor less than 30 days’ written notice to the Distributor, or by the Distributor upon not more than 60 days’ nor less than 30 days’ written notice to the Trust. The Distributor distributes Creation Units for the Funds and does not maintain a secondary market in shares of the Funds. The Distributor is not obligated to sell any specific amount of Trust shares.

Following the expiration of the two-year period commencing with the effectiveness of the Distribution Contract, the Distribution Contract will continue in effect with respect to each Fund for successive one-year periods, provided that each such continuance is specifically approved: (i) by the vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Distribution Contract, the Investment Management Agreement or the Distribution and/or Servicing Plans (if any) described below; and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. If the Distribution Contract is terminated (or not renewed) with respect to one or more Funds, it may continue in effect with respect to any Fund as to which it has not been terminated (or has been renewed).

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units, after placing an order with the Distributor, breaks the Creation Units down into constituent shares, and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Funds are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.

Fund Deposit

The consideration for purchase of Creation Units may consist of: (i) Deposit Securities and the Cash Component, which will generally correspond pro rata, to the extent practicable, to the Fund securities, or, alternatively; (ii) the Cash Deposit. Together, the Deposit Securities and Cash Component or, alternatively, the Cash Deposit, constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund.

In the event a Fund requires Deposit Securities in consideration for purchasing a Creation Unit, the portfolio of securities comprising the Deposit Securities may, in certain limited circumstances (such as in connection with pending changes to a Fund’s Underlying Index), be different than the portfolio of securities such Fund will deliver upon redemption of Fund shares.

In the event a Fund requires Deposit Securities and a Cash Component in consideration for purchasing a Creation Unit, the function of the Cash Component is to compensate for any differences between the NAV per Creation Unit and the Deposit Amount (as defined below). The Cash Component would be an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the value of the Deposit Securities, as determined by the Trust on the prior Business Day. If the Cash Component is a positive number (the NAV per Creation Unit exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (the NAV per Creation Unit is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, which shall be the sole responsibility of the Authorized Participant. The Cash Component may also include a “Dividend Equivalent Payment,” which enables each Fund to make a complete distribution of dividends on the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the securities held by the Fund with ex-dividend dates within the accumulation period for such distribution (the “Accumulation Period”), net of expenses and liabilities for such period, as if all of the securities had been held by the Fund for the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for each Fund and ends on the next ex-dividend date.

PIMCO, through the National Securities Clearing Corporation (“NSCC”), makes available on each Business Day, prior to the opening of business (subject to amendments) on the Listing Exchange (currently 9:30 a.m., Eastern time), the identity and the required number of each Deposit Security and the amount of the Cash Component (or Cash Deposit) to be included in the current Fund Deposit (based on information from the end of the previous Business Day).

The Deposit Securities and Cash Component (or Cash Deposit) are subject to any adjustments, as described below, in order to effect purchases of Creation Units of a particular Fund until such time as the next-announced composition of the Deposit Securities and Cash Component (or Cash Deposit) is made available.

The identity and amount of the Deposit Securities and Cash Component (or Cash Deposit) changes pursuant to the changes in the composition of a Fund’s portfolio and as rebalancing adjustments are reflected from time to time by PIMCO with a view to the investment objective of that Fund. With respect to the Index Funds, the composition of the Deposit Securities and the amount of the Cash Component (or Cash Deposit) may also change in response to adjustments to the weighting or composition of the component securities of an Index Fund’s Underlying Index.

The Trust may require the substitution of an amount of cash (a “cash-in-lieu” amount) to replace any Deposit Security of a Fund that is a non-deliverable instrument. The amount of cash contributed will be equivalent to the value of the instrument listed as a Deposit Security, as determined by the Trust. The Trust reserves the right to permit or require the substitution of a “cash-in-lieu” amount to be added to replace any Deposit Security that is a to-be-announced (“TBA”) transaction, that may not be available in sufficient quantity for delivery, that may not be eligible for trading by a Participating Party (defined below), that may not be permitted to be registered in the name of the Trust as a result of an in-kind creation order pursuant to local law or market convention, or that may not be eligible for transfer through the systems of DTC or the Clearing Process (as discussed below), or the Federal Reserve System for U.S. Treasury securities. The Trust also reserves the right to permit or require a “cash-in-lieu” amount where the delivery of Deposit Securities by the Authorized Participant (as described below) would be restricted under the securities laws or where the delivery of Deposit Securities from an investor to the Authorized Participant would result in the disposition of Deposit Securities by the Authorized Participant becoming restricted under the securities laws, and in certain other situations. The Trust may permit a “cash-in-lieu” amount for any reason at the Trust’s sole discretion but is not required to do so. With respect to Index Funds, the adjustments to the proportions of Deposit Securities described above will reflect changes known to PIMCO, on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index or resulting from stock splits and other corporate actions.

Procedures for Creating Creation Units

To be eligible to place orders with the Transfer Agent (defined below) and to create a Creation Unit of a Fund, an entity must be: (i) a “Participating Party,” i.e. a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant, and must have executed an agreement with the Distributor (and accepted by the Transfer Agent), with respect to creations and redemptions of Creation Units (“Participant Agreement”) (discussed below). A Participating Party or DTC Participant who has executed a Participant Agreement is referred to as an “Authorized Participant.” All shares of the Funds, however created, will be entered on the records of DTC in the name of its nominee for the account of a DTC Participant.

Except as described below, and in all cases subject to the terms of the applicable Participant Agreement, all standard orders to create Creation Units of a Fund must be received by the Transfer Agent no later than the closing time of the regular trading session of the Listing Exchange (“Closing Time”) (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed for creation of Creation Units to be effected based on the NAV of shares of such Fund as next determined after receipt of an order in proper form. Orders requesting substitution of a “cash-in-lieu” amount or a Cash Deposit (collectively, “Non-Standard Orders”), generally must be received by the Transfer Agent no later than 3:00 p.m., Eastern time. On days when the Listing Exchange closes earlier than normal (such as the day before a holiday), standard orders to create Creation Units must be placed by the earlier closing time and Non-Standard Orders to create Creation Units generally must be received no later than one (1) hour prior to the earlier closing time. Notwithstanding the foregoing, the Trust may, but is not required to, permit Non-Standard Orders until 4:00 p.m., Eastern time, or until the market close (in the event the Listing Exchange closes early). The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant through the Transfer Agent’s electronic order system or by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent or an Authorized Participant.

All investor orders to create Creation Units shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, an Authorized Participant may request that an investor make certain representations or enter into agreements with respect to an order (e.g., to provide for payments of cash). Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of a Fund will have to be placed by the investor’s broker through an Authorized Participant. In such cases, there may be additional charges to such investor. A limited number of broker-dealers are expected to execute a Participant Agreement and only a small number of such Authorized Participants are expected to have international capabilities.

Creation Units may be created in advance of the receipt by a Fund of all or a portion of the Fund Deposit. In such cases, the Authorized Participant will remain liable for the full deposit of the missing portion(s) of the Fund Deposit and will be required to post collateral with the Fund consisting of cash at least equal to a percentage of the marked-to-market value of such missing portion(s) that is specified in the Participant Agreement. The Fund may use such collateral to buy the missing portion(s) of the Fund Deposit at any time and will subject such Authorized Participant to liability for any shortfall between the cost to the Fund of purchasing such missing portion(s) and the value of such collateral. The Fund will have no liability for any such shortfall. The Fund will return any unused portion of the collateral to the Authorized Participant once the entire Fund Deposit has been properly received by the Transfer Agent and deposited into the Trust.

Orders for Creation Units that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Orders to create Creation Units of a Fund may be placed through the Clearing Process utilizing procedures applicable to funds holding U.S. investments (“Domestic Funds”) (see “Placement of Creation Orders Using Clearing Process”) or outside the Clearing Process utilizing the procedures applicable to either Domestic Funds or funds holding non-U.S. investments (“Global Funds”) (see “Placement of Creation Orders Outside Clearing Process—Domestic Funds” and “Placement of Creation Orders Outside Clearing Process—Global Funds”). In the event that a Fund includes both U.S. and non-U.S. investments, the time for submitting orders is as stated in the “Placement of Creation Orders Outside Clearing Process—Global Funds” and “Placement of Redemption Orders Outside Clearing Process—Global Funds” sections below.

Placement of Creation Orders Using Clearing Process

Generally, the “Settlement Date” for the Funds is either the next or the second (2nd) Business Day after the Transmittal Date (“T”). The table below shows the typical Settlement Dates for each Fund with respect to creations and redemptions, whether in exchange for securities or cash. With respect to the Global Funds, foreign (non-U.S.) fixed income securities will settle in accordance with the normal rules of settlement of such securities in the applicable foreign (non-U.S.) market. Accordingly, the Settlement Date for the Global Funds may be up to twelve (12) days after the Transmittal Date for redemptions.

Settlement Date
Funds	Securities Creations and Redemptions	Cash Creations	Cash Redemptions
Index Funds (except PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund and PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund)	T+1	T+1	T+1
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund and PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	T+2	T+1	T+2
Active Funds	T+2	T+1	T+2

The Participant Agreement authorizes the Transfer Agent to transmit to NSCC on behalf of the Participating Party such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions from the Transfer Agent to NSCC, the Participating Party agrees to transfer the requisite Deposit Securities (or contracts to purchase such Deposit Securities that are expected to be delivered in a “regular way” manner by the Settlement Date) and the Cash Component to the Trust, together with such additional information as may be required by the Transfer Agent and the Distributor as set forth in the Participant Agreement. An order to create Creation Units of the Funds through the Clearing Process is deemed received by the Transfer Agent on the Transmittal Date if (i) such order is received by the Transfer Agent not later than the Order Cutoff Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed. All orders are subject to acceptance by the Distributor.

Placement of Creation Orders Outside Clearing Process—Domestic Funds

Fund Deposits created outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place an order creating Creation Units of a Fund to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of Deposit Securities and the Cash Component. The Fund Deposit transfer must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the applicable Fund by no later than 1:00 p.m., Eastern time, on the Settlement Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered Deposit Securities, will be determined by the Trust, whose determination shall be final and binding. For Fund Deposits consisting of cash, the amount of cash must be transferred directly to the Custodian (defined below) through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 10:00 a.m., Eastern time, on the Settlement Date. An order to create Creation Units of a Fund outside the Clearing Process is deemed received by the Transfer Agent on the Transmittal Date if (i) such order is received by the Transfer Agent not later than the Order Cutoff Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Transfer Agent does not receive both the requisite Deposit Securities and the Cash Component at least one (1) Business Day prior to the Settlement Date, such order will be cancelled. Upon written notice to the Transfer Agent, such canceled order may be resubmitted the following Business Day using a Fund Deposit, as newly constituted to reflect the then current NAV of the applicable Fund. The delivery of Creation Units so created generally will occur no later than the applicable Settlement Date following the day on which the purchase order is deemed received by the Transfer Agent.

Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC participant) and in circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. See “Creation Transaction Fee” section below.

Placement of Creation Orders Outside Clearing Process—Global Funds

The Transfer Agent will inform the Distributor, PIMCO and the Custodian upon receipt of a creation order. The Custodian will then provide such information to the appropriate sub-custodian. For each Fund, the Custodian will cause the sub-custodian of such Fund to maintain an account into which the Deposit Securities (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or “cash-in-lieu” amount) will be delivered. Deposit Securities must be delivered to an account maintained at the applicable local custodian. The Trust must also receive, on or before the contractual settlement date, immediately available or same day funds estimated by the Custodian to be sufficient to pay the Cash Component next determined after receipt in proper form of the purchase order, together with the creation transaction fee described below.

Once the Transfer Agent has accepted a creation order, the Transfer Agent will confirm the issuance of a Creation Unit of a Fund, at such NAV as will have been calculated after receipt in proper form of such order. The Transfer Agent will then transmit a confirmation of acceptance of such order.

Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities and the payment of the Cash Component and applicable transaction fee have been completed. When the sub-custodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant sub-custodian, the Distributor and PIMCO will be notified of such delivery and the Transfer Agent will issue and cause the delivery of the Creation Units.

Acceptance of Creation Orders

The Trust and the Distributor reserve the absolute right to reject or revoke acceptance of a creation order transmitted to it in respect of a Fund, for example if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of such Fund; (iii) the Fund Deposit delivered is not as disseminated through the facilities of the NSCC for that date by PIMCO, as described above; (iv) acceptance of the Fund Deposit would have certain adverse tax consequences to such Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or PIMCO, have an adverse effect on the Trust or the rights of beneficial owners of such Fund; (vii) the value of Creation Units to be created exceeds a purchase authorization limit afforded to the Authorized Participant by the Trust and the Authorized Participant has not deposited an amount in excess of such purchase authorization with the Custodian prior to 3:00 p.m. Eastern time, on the Transmittal Date; or (viii) in the event that circumstances outside the control of the Trust, the Transfer Agent, the Distributor or PIMCO make it, for all practical purposes, impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, facsimile and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, PIMCO, the Distributor, DTC, the Clearing Process, Federal Reserve, the Transfer Agent or any other participant in the creation process, and other extraordinary events. The Transfer Agent shall notify the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. Neither the Trust, Transfer Agent, Distributor nor PIMCO are under any duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered and the amount and form of the Cash Component or Cash Deposit, as applicable, shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee

A purchase transaction fee may be imposed for the transfer and other transaction costs associated with the issuance of Creation Units of shares. An Authorized Participant submitting a creation order may be assessed a variable charge on its order up to a maximum amount as indicated in the table below. Authorized Participants will bear the costs of transferring Fund Deposits to the Trust. Investors who use the services of an Authorized Participant, broker or other such intermediary may be charged fees for such services. The following table sets forth the standard and variable creation transaction fees for the Funds:

Funds	Standard Creation Transaction Fee*	Maximum Variable Charge for Creations**
All Funds	$500	3.00%

*  Applicable to in-kind purchases only.

**    As a percentage of the net asset value per Creation Unit purchased, inclusive of the standard creation transaction fee (if imposed).

The standard creation transaction fee applies to any Creation Unit purchase that includes in-kind securities and is a fixed amount. The variable creation transaction fee may be imposed up to the maximum amount indicated in the table above. Actual transaction costs may vary depending on the time of day a purchase order is received or the nature of the securities to be purchased. PIMCO may adjust the Transaction Fee to ensure that a Fund collects the extra expenses associated with brokerage commissions and other expenses incurred by the Fund to acquire a Deposit Security not part of the Fund Deposit from the Authorized Participant.

Each Fund reserves the right to not impose a standard or variable creation transaction fee or to vary the amount of the variable creation transaction fee imposed, up to the maximum amount listed above, depending on the materiality of the Fund’s actual transaction costs incurred in purchasing securities with the cash received (in the case of a variable creation transaction fee) or where PIMCO believes that not imposing the standard or variable creation transaction fee or varying the variable creation transaction fee would be in a Fund’s and the Fund’s shareholders’ best interests. Considerations relevant to this determination include secondary market trading, Fund strategy, efficient rebalancing of the Index Funds in connection with an Underlying Index rebalancing and any other considerations PIMCO deems relevant to its determination of a Fund’s and the Fund’s shareholders’ best interests. To the extent a creation transaction fee is not charged, certain costs may be borne by the Fund.

Redemption of Creation Units

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form on a Business Day and only through a Participating Party or DTC Participant who has executed a Participant Agreement. The Funds will not redeem shares in amounts less than Creation Units (except each Fund may redeem shares in amounts less than a Creation Unit in the event the Fund is being liquidated). Beneficial owners must accumulate enough shares to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Authorized Participants should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit. All redemptions are subject to the procedures contained in the applicable Participant Agreement.

With respect to a Fund, PIMCO, through the NSCC, makes available immediately prior to the opening of business on the Listing Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity of each Fund’s securities and/or an amount of cash that will be delivered in exchange for a redemption request received in proper form (as described below) on that day. A Fund’s securities received on redemption will generally correspond pro rata, to the extent practicable, to such Fund’s securities. A Fund’s securities received on redemption (“Fund Securities”) may include, with respect to an Index Fund, securities in different proportions than securities of the Underlying Index or may include securities not currently represented in the Underlying Index. Fund Securities received on redemption may not be identical to Deposit Securities that are used for the creation of Creation Units.

Unless cash-only redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit will generally consist of Fund Securities – as announced on the Business Day of the request for a redemption order received in proper form – plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a redemption transaction fee, if applicable. Notwithstanding the foregoing, the Trust will substitute a “cash-in-lieu” amount to replace any Fund Security that is a non-deliverable instrument. The Trust may permit a “cash-in-lieu” amount for any other reason at the Trust’s sole discretion, but is not required to do so. The amount of cash paid out in such cases will be equivalent to the value of the instrument listed as a Fund Security, as determined by the Trust. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the difference is required to be made by an Authorized Participant.

Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws, and each Fund reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemption or could not do so without first registering the Fund Securities under such laws. An Authorized Participant, or a beneficial owner of shares for which it is acting, subject to a legal restriction with respect to a particular Fund Security included in the redemption of a Creation Unit, may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund Securities that, in reliance upon Rule 144A under the 1933 Act are not registered, to a redeeming beneficial owner of shares that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act. The Authorized Participant may request the redeeming beneficial owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

The right of redemption may be suspended or the date of payment postponed with respect to a Fund: (i) for any period during which the Listing Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the Listing Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal by the Fund of securities it owns or determination of the Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC.

Redemption Transaction Fee

A redemption transaction fee may be imposed to offset transfer and other transaction costs. An Authorized Participant submitting a redemption order may be assessed a variable charge on its order up to a maximum amount as indicated in the table below. Authorized Participants will bear the costs of transferring Fund Securities or cash from the Trust to their account or on their order. Investors who use the services of an Authorized Participant, broker or other such intermediary may be charged fees for such services. A DTC Participant may be required to pay a higher transaction fee than would have been charged had the redemption been effected through the NSCC Clearing Process. The following table sets forth the standard and variable redemption transaction fees for the Funds:

Funds	Standard Redemption Transaction Fee*	Maximum Variable Charge for Redemptions**
All Funds	$500	2.00%

*  Applicable to in-kind redemptions only.

**  As a percentage of the net asset value per Creation Unit redeemed, inclusive of the standard redemption transaction fee (if imposed).

The standard redemption transaction fee applies to any Creation Unit redemption that includes in-kind securities and is a fixed amount. The variable redemption transaction fee may be imposed up to the maximum amount indicated in the table above. Actual transaction costs may vary depending on the time of day a redemption order is received or the nature of the securities to be sold. PIMCO may adjust the transaction fee to ensure that a Fund collects the extra expenses associated with brokerage commissions and other expenses incurred by the Fund to acquire a Deposit Security not part of the Fund Deposit from the Authorized Participant.

Each Fund reserves the right to not impose a standard or variable redemption transaction fee or to vary the amount of the variable redemption transaction fee imposed, up to the maximum amount listed above, depending on the materiality of the Fund’s actual transaction costs incurred in selling securities to raise the cash amount redeemed (in the case of a variable redemption transaction fee) or where PIMCO believes that not imposing the standard or variable redemption transaction fee or varying the variable redemption transaction fee would be in a Fund’s and the Fund’s shareholders’ best interests. Considerations relevant to this determination include secondary market trading, Fund strategy, efficient rebalancing of the Index Funds in connection with an Underlying Index rebalancing and any other considerations PIMCO deems relevant to its determination of a Fund’s and the Fund’s shareholders’ best interests. To the extent a redemption transaction fee is not charged, certain costs may be borne by the Fund.

Placement of Redemption Orders Using Clearing Process

Orders to redeem Creation Units of a Fund through the Clearing Process, if available, must be delivered through a Participating Party that has executed a Participant Agreement. An order to redeem Creation Units of a Fund using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m. Eastern time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Units of a Fund using the Clearing Process made in proper form but received by the Fund after 4:00 p.m. Eastern time will be deemed received on the next Business Day immediately following the Transmittal Date. Orders requesting substitution of a “cash-in-lieu” amount or an all-cash payment generally must be received no later than 3:00 p.m. Eastern time. On days when the Listing Exchange closes earlier than normal (such as the day before a holiday), orders to redeem Creation Units must be placed by the earlier closing time and cash redemption orders generally must be received by the Transfer Agent no later than one (1) hour prior to the earlier closing time. Notwithstanding the foregoing, the Trust may, but is not required to, permit “cash-in-lieu” or all-cash payments until 4:00 p.m., Eastern time, or until the market close (in the event the Listing Exchange closes early).The requisite Fund Securities (or contracts to purchase such Fund Securities which are expected to be delivered in a “regular way” manner) and the applicable cash payment will be transferred by the applicable Settlement Date following the date on which such request for redemption is deemed received.

An Authorized Participant submitting a redemption request is deemed to represent to the Trust that it (or its client) (i) owns outright or has full legal authority and legal beneficial right to tender for redemption the requisite number of Fund shares to be redeemed and can receive the entire proceeds of the redemption, and (ii) the Fund shares to be redeemed have not been loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement that would preclude the delivery of such Fund shares to the Trust. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from an Authorized Participant in connection with higher levels of redemption activity and/or a short interest in a Fund. If the Trust determines, based on information available to the Trust when a redemption request is submitted by an Authorized Participant, that: (i) the short interest of the Fund in the marketplace is greater than or equal to 100%; and (ii) the orders in the aggregate from all Authorized Participants redeeming Fund shares on a Business Day represent 25% or more of the outstanding shares of the Fund, such Authorized Participant will be required to verify to the Trust the accuracy of its representations that are deemed to have been made by submitting a request for redemption. If, after receiving notice of the verification requirement, the Authorized Participant does not sufficiently verify the accuracy of its representations, as determined by the Trust, that are deemed to have been made by submitting a request for redemption in accordance with this requirement, its redemption request will be considered not to have been received in proper form and may be rejected by the Trust.

In the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Transfer Agent, on behalf of a Fund, the Transfer Agent will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral having a value (marked to market daily) at least equal to 115% of the value of the missing shares. The current procedures for collateralization of missing shares require, among other things, that any collateral shall be in the form of U.S. dollars in immediately-available funds and shall be held by the Transfer Agent and marked to market daily, and that the fees of the Transfer Agent in respect of the delivery, maintenance and redelivery of the collateral shall be payable by the Authorized Participant. The Trust is permitted, on behalf of the Funds, to purchase the missing shares or acquire the Deposit Securities and the Cash Component underlying such shares at any time without notice to the Authorized Participant and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Securities or Cash Component and the value of the collateral.

The calculation of the value of the Fund Securities and/or Cash Redemption Amount to be delivered upon redemption will be made by the Transfer Agent according to the NAV calculation set forth under “Net Asset Value” below, computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant by the specified time on the Transmittal Date, and the requisite number of shares of the applicable Fund are delivered to the Transfer Agent prior to 1:00 p.m. Eastern time on the Settlement Date, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by the Transfer Agent on such Transmittal Date. A redemption order must be submitted in proper form. If the requisite number of shares of the applicable Fund are not delivered by 1:00 p.m. Eastern time on the Settlement Date, such Fund will not release the Fund Securities for delivery unless collateral is posted in the amount of 115% of the missing shares (marked-to-market daily).

Placement of Redemption Orders Outside Clearing Process—Domestic Funds

Orders to redeem Creation Units of a Fund outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units of a Fund to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units of the Fund will instead be effected through transfer of Creation Units of the Fund directly through DTC. An order to redeem Creation Units of a Fund outside the Clearing Process is deemed received by the Transfer Agent on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m. Eastern time on such Transmittal Date; (ii) such order is preceded or accompanied by the requisite number of shares of Creation Units specified in such order, which delivery must be made through DTC to the Transfer Agent no later than 1:00 p.m., Eastern time, on the Settlement Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed.

After the Transfer Agent has deemed an order for redemption outside the Clearing Process received, the Transfer Agent will initiate procedures to transfer the requisite Fund Securities (or contracts to purchase such Fund Securities), which are expected to be delivered by the applicable Settlement Date and the cash redemption payment to the redeeming Beneficial Owner by the applicable Settlement Date following the Transmittal Date on which such redemption order is deemed received by the Transfer Agent. Additional transaction fee may be imposed with respect to transactions effected outside the Clearing Process. See “Redemption Transaction Fee” section above.

Placement of Redemption Orders Outside Clearing Process—Global Funds

Redemption orders for Creation Units of a Global Fund will not be made through the DTC system. Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and a Fund (whether or not it otherwise permits or requires cash redemptions) reserves the right to redeem Creation Units for cash to the extent a cash redemption is in the best interests of the Fund and the Fund’s shareholders, the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws.

In connection with taking delivery of shares for Fund Securities upon redemption of Creation Units, a redeeming shareholder or entity acting on behalf of a redeeming shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. If neither the redeeming shareholder nor the entity acting on behalf of a redeeming shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdictions, the Trust may, in its discretion, exercise its right to redeem such shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash.

Regular Foreign Holidays. The Global Funds generally intend to effect deliveries of Creation Units and Fund Securities on a basis of “T” plus two (2) Business Days (i.e., days on which the Listing Exchange is open) (“T+2”). The Global Funds may effect deliveries of Creation Units and Fund Securities on a basis other than T+2 in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within two (2) Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the Deposit Securities or Fund Securities (as applicable), there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle may be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering Fund Securities within normal settlement periods. The securities delivery cycles currently practicable for transferring Fund Securities to redeeming Authorized Participants, coupled with foreign market holiday schedules, will require a delivery process longer than seven (7) calendar days for the Global Funds, in certain circumstances. The holidays applicable to the Global Funds during such periods are listed below, as are instances where more than seven (7) days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices could affect the information set forth herein at some time in the future. Because the portfolio securities of the Global Funds may trade on days that the Listing Exchange is closed or on days that are not Business Days for the Funds, Authorized Participants may not be able to redeem their shares of a Fund, or to purchase and sell shares of a Fund on the Listing Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant non-U.S. markets.

Calendar Year 2017

Australia
January 2	April 17	October 2
January 26	April 25	November 7
March 13	June 12	December 25
April 14	August 7	December 26

Austria
January 1	May 25	August 15	December 8
April 14	June 5	October 26	December 25
April 17	June 15	November 1	December 26
May 1

Belgium
April 14	May 26	November 1
April 17	June 5	December 25
May 1	July 21
May 25	August 15

Canada
January 2	July 3	December 25
February 20	August 7	December 26
April 14	September 4
May 22	October 9

China
January 2	February 1	April 4	October 2
January 27	February 2	May 1	October 3
January 30	February 3	May 29	October 4
January 31	April 3	May 30	October 5
October 6

Denmark
April 13	May 25	December 26
April 14	May 26
April 17	June 5
May 12	December 25

Finland
January 6	May 25
April 14	June 23
April 17	December 25
May 1	December 26

France
April 14	May 25	November 1
April 17	June 5	December 25
May 1	July 14	December 26
May 8	August 15

Germany
April 14	June 5
April 17	October 3
May 1	December 25
May 25	December 26

Greece
January 6	May 1	December 26
February 27	June 5
April 14	August 15
April 17	December 25

Hong Kong
January 2	April 14	May 30
January 30	April 17	October 2
January 31	May 1	October 5
April 4	May 3	December 25
December 26

Ireland
January 2	May 1	December 25
March 17	June 5	December 26
April 14	August 7
April 17	October 30

Israel
March 12	May 1	September 20	October 4
April 10	May 2	September 21	October 5
April 11	May 30	September 22	October 11
April 16	May 31	September 29	October 12
April 17	August 1	September 30

The Israeli market is closed every Friday.

Italy
January 6	May 1	December 8
April 14	June 2	December 25
April 17	August 15	December 26
April 25	November 1

Japan
January 2	May 3	September 18
January 3	May 4	October 9
January 9	May 5	November 3
March 20	July 17	November 23

Luxembourg
April 14	May 25	August 15
April 17	June 5	November 1
May 1	June 23	December 25
December 26

The Netherlands
April 14	May 1	December 25
April 17	May 25	December 26
April 27	June 5

New Zealand
January 2	April 17	October 23
January 3	April 25	December 25
February 6	June 5	December 26
April 14

Norway
April 13	May 1	June 5
April 14	May 17	December 25
April 17	May 25	December 26

Poland
January 6	May 3	November 1
April 14	June 15	December 25
April 17	August 15	December 26
May 1

Portugal
April 14	June 15	December 8
April 17	August 15	December 25
April 25	October 5
May 1	November 1

Singapore
January 2	May 10	October 18
January 30	June 26	December 25
April 14	August 9
May 1	September 1

South Africa
January 2	April 27	September 25
March 21	May 1	December 25
April 14	June 16	December 26
April 17	August 9

South Korea
January 27	May 5	October 5
January 30	June 6	October 6
March 1	August 15	October 9
May 1	October 3	December 20
May 3	October 4	December 25
December 29

Spain
January 6	May 1	December 6
April 13	August 15	December 8
April 14 April 17	October 12 November 1	December 25 December 26

Sweden
January 6	May 1	December 25
April 14	May 25	December 26
April 17	June 6

Switzerland
January 2	May 1	August 1
April 14	May 25	December 25
April 17	June 5

The United Kingdom
January 2	May 1	December 25
April 14	May 29	December 26
April 17	August 28

The United States
January 1	May 29	November 10
January 16	July 4	November 23
February 20	September 4	December 25
April 14	October 9

Calendar Year 2018

Australia
January 1	April 2	October 1
January 26	April 25	November 6
March 12	June 11	December 25
March 30	August 6	December 26

Austria
January 1	May 10	August 15	December 25
March 30	May 21	October 26	December 26
April 2	May 31	November 1	December 31
May 1

Belgium
January 1	May 10	November 1
March 30	May 11	December 25
April 2	May 21
May 1	August 15

Canada
January 1	July 2	December 25
February 19	August 6	December 26
March 30	September 3
May 21	October 8

China
January 1	February 21	June 18	October 4
February 15	April 5	September 24	October 5
February 16	April 6	October 1	December 31
February 19	April 30	October 2
February 20	May 1	October 3

Denmark
January 1	April 27	June 5	December 31
March 29	May 10	December 24
March 30	May 11	December 25
April 2	May 21	December 26

Finland
January 1	May 10	December 25
March 30	June 22	December 31
April 2	December 6
May 1	December 24

France
January 1	May 8	November 1
March 30	May 10	December 25
April 2	May 21	December 26
May 1	August 15

Germany
January 1, 2018	May 10	November 1	December 31
March 30, 2018	May 21	December 24
April 2, 2018	May 31	December 25
May 1, 2018	October 3	December 26

Greece
January 1	April 6	August 15
February 19	April 9	December 24
March 30	May 1	December 25
April 2	May 21	December 26

Hong Kong
January 1	April 2	June 18	October 17
February 16,	April 5	July 2	December 25
February 19	May 1	September 25	December 26
March 30	May 22	October 1

Ireland
January 1	June 4	December 26
March 30	August 6
April 2	October 29
May 7	December 25

Israel
March 1	September 10	October 1
April 5	September 11
April 6	September 18
April 18	September 19
April 19	September 24

The Israeli market is closed every Friday.

Italy
February 26	May 1	December 25
March 30	August 15	December 31
April 2	November 1
April 25	December 24

Japan
January 1	February 12	May 4	October 8
January 2	March 21	July 16	November 23
January 3	April 30	September 17	December 24
January 8	May 3	September 24	December 31

Luxembourg
January 1	May 1	August 15	December 26
March 30	May 10	November 1
April 2	May 21	December 25

The Netherlands
January 1	April 27	May 21
March 30	May 1	December 25
April 2	May 10	December 26

New Zealand
January 1	April 2	October 22
January 2	April 25	December 25
February 6	June 4	December 26
March 30

Norway
January 1	April 2	May 17	December 25
March 29	May 1	May 21	December 26
March 30	May 10	December 24	December 31

Poland
January 1	May 3	November 1	December 26
March 30	May 31	December 24	December 31
April 2	August 15	December 25
May 1

Portugal
January 1	May 1	November 1
March 30	May 31	December 25
April 2	August 15
April 25	October 5

Singapore
January 1	May 29	November 6
February 16	June 15	December 25
March 30	August 9
May 1	August 22

South Africa
January 1	April 27	December 25
March 21	May 1	December 26
March 30	August 9
April 2	September 24

South Korea
January 1	March 1	August 15	October 9
February 14	May 1	September 24	December 25
February 15	May 29	September 25	December 31
February 16	June 6	October 3

Spain
January 1	April 2	October 12	December 25
March 29	May 1	November 1	December 26
March 30	August 15	December 6

Sweden
January 1	May 1	December 24	December 31
March 30	May 10	December 25
April 2	June 6	December 26

Switzerland
January 1	April 2	May 21	December 25
January 2	May 1	August 1	December 31
March 30	May 10	December 24

The United Kingdom
January 1	May 7	December 25
March 30	May 28	December 26
April 2	August 27

The United States
January 1	May 28	November 12
January 15	July 4	November 22
February 19	September 3	December 25
March 30	October 8

Redemptions. The longest redemption cycle for a Fund is a function of the longest redemption cycle among the countries whose securities comprise the Fund’s portfolio.

In calendar year 2017, the dates of regular holidays affecting the following securities markets present the worst-case redemption cycle* for a Fund as follows:

Calendar Year 2017
Country/Region	Trade Date	Settlement Date	Number of Days to Settle
China	1/24/17	2/6/17	13
	1/25/17	2/7/17	13
	1/26/17	2/8/17	13
	9/27/17	10/9/17	12
	9/28/17	10/10/17	12
	9/29/17	10/11/17	12
Denmark	4/10/17	4/18/17	8
	4/11/17	4/19/17	8
	4/12/17	4/20/17	8
Japan	4/28/17	5/8/17	10
	5/1/17	5/9/17	8
	5/2/17	5/10/17	8
Norway	4/10/17	4/18/17	8
	4/11/17	4/19/17	8
	4/12/17	4/20/17	8
South Korea	9/28/17	10/10/17	12
	9/29/17	10/11/17	12
	10/2/17	10/12/17	10
Spain	4/10/17	4/18/17	8
	4/11/17	4/19/17	8
	4/12/17	4/20/17	8

* These worst-case redemption cycles are based on information regarding regular holidays, which may be out of date. Based on changes in holidays, longer (worse) redemption cycles are possible.

In calendar year 2018, the dates of regular holidays affecting the following securities markets present the worst-case redemption cycle* for a Fund as follows:

Calendar Year 2018
Country/Region	Trade Date	Settlement Date	Number of Days to Settle
China	2/12/18	2/22/18	10
	2/13/18	2/23/18	10
	2/14/18	2/24/18	10
	9/27/18	10/8/18	11
	9/28/18	10/9/18	11
	9/29/18	10/10/18	11
Denmark	3/26/18	4/3/18	8
	3/27/18	4/4/18	8
	3/28/18	4/5/18	8
	12/19/18	12/27/18	8
	12/20/18	12/28/18	8
	12/21/18	1/2/19	11

Calendar Year 2018
Country/Region	Trade Date	Settlement Date	Number of Days to Settle
Germany	12/19/18	12/27/18	8
	12/20/18	12/28/18	8
	12/21/18	1/2/19	11
Greece	12/19/18	12/27/18	8
	12/20/18	12/28/18	8
	12/21/18	12/31/18	10
Norway	12/19/18	12/27/18	8
	12/20/18	12/28/18	8
	12/21/18	1/2/19	11
Poland	12/19/18	12/27/18	8
	12/20/18	12/28/18	8
	12/21/18	1/2/19	11
South Korea	2/9/18	2/19/18	10
	2/12/18	2/20/18	8
	2/13/18	2/21/18	8
Spain	3/26/18	4/3/18	8
	3/27/18	4/4/18	8
	3/28/18	4/5/18	8
Sweden	12/19/18	12/27/18	8
	12/20/18	12/28/18	8
	12/21/18	1/2/19	11

* These worst-case redemption cycles are based on information regarding regular holidays, which may be out of date. Based on changes in holidays, longer (worse) redemption cycles are possible.

Distribution and Servicing (12b-1) Plan

The Trust has adopted a Distribution and Servicing (12b-1) Plan (the “12b-1 Plan”) with respect to shares of the Funds to permit the implementation of the Funds’ method of distribution. However, no 12b-1 Plan fee is currently charged to the Funds, and there are no plans in place to impose a 12b-1 Plan fee.

Under the terms of the 12b-1 Plan, the Trust is permitted to compensate, out of a Fund’s assets, in amounts up to an annual rate of 0.25% of the average daily net assets of a Fund’s shares, financial intermediaries for costs and expenses incurred in connection with the distribution and marketing of the shares and/or the provision of certain shareholder services to its customers that invest in shares of such Fund. Such services may include, but are not limited to, the following: marketing and promotional services including advertising; providing facilities to answer questions from prospective investors about the Funds; receiving and answering correspondence or responding to shareholder inquiries, including requests for prospectuses and statements of additional information; preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders; complying with federal and state securities laws pertaining to the sale of shares; and assisting investors in completing application forms and selecting account options.

Fees paid pursuant to the 12b-1 Plan may be paid for shareholder services and the maintenance of shareholder accounts, and therefore may constitute “service fees” for purposes of applicable rules of the FINRA. The 12b-1 Plan has been adopted in accordance with the requirements of Rule 12b-1 under the 1940 Act and will be administered in accordance with the provisions of that rule.

The 12b-1 Plan provides that it may not be amended to materially increase the costs which shareholders may bear under the 12b-1 Plan without the approval of a majority of the outstanding voting securities of such Fund and by vote of a majority of both: (i) the Trustees of the Trust; and (ii) those Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or any agreements related to it (the “Disinterested Trustees”), cast in person at a meeting called for the purpose of voting on the 12b-1 Plan and any related amendments. The 12b-1 Plan provides that it may not take effect until approved by vote of a majority of both: (i) the Trustees of the Trust; and (ii) the Disinterested Trustees defined above.

Following the expiration of the one-year period commencing with the effectiveness of the 12b-1 Plan, the 12b-1 Plan shall continue in effect so long as such continuance is specifically approved at least annually by the Trustees and the Disinterested Trustees defined above. The 12b-1 Plan provides that any person authorized to direct the disposition of monies paid or payable pursuant to the 12b-1 Plan or any related agreement shall provide to the Trustees, and the Board of Trustees shall review at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

Rules of the FINRA limit the amount of distribution fees that may be paid by management investment companies. “Service fees,” defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency services) are not subject to the limits. The Trust believes that some, if not all, of the fees paid pursuant to the 12b-1 Plan will qualify as “service fees” and therefore will not be limited by FINRA rules which limit distribution fees. However, service fees are limited by FINRA rules that limit service fees to 0.25% of a Fund’s average annual net assets.

In addition, the Distributor, PIMCO and their affiliates also may make payments out of their own resources, at no cost to the Funds, to financial intermediaries for services which may be deemed to be primarily intended to result in the sale of shares of the Funds. The payments described in this section may be significant to the payors and the payees.

Additional Information About the Shares

Financial Intermediary Compensation. The Distributor may make payments (“Payments”) to certain broker-dealers and other financial intermediaries (“Intermediaries”) related to activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about the Funds or for other activities, such as participation in marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems. The Distributor may also make Payments to Intermediaries for certain printing, publishing and mailing costs associated with the Funds or materials relating to exchange-traded funds in general. In addition, the Distributor may make Payments to Intermediaries that make Fund shares available to their clients or for otherwise promoting the Funds. Payments of this type are sometimes referred to as marketing support or revenue-sharing payments. Any Payments made by the Distributor will be made from its own assets and not from the assets of the Funds. Although a portion of the Distributor’s revenue comes indirectly in part from management fees paid by the Funds, Payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, a Fund. PIMCO and/or the Distributor has established a marketing support arrangement with Charles Schwab & Co., Inc. (“Schwab”). Under this arrangement, Schwab has agreed not to charge their customers any trading commissions when those customers purchase or sell shares of certain Funds online. In addition, Schwab will promote the availability of commission-free trading for certain Funds to their customers.

Payments to an Intermediary may be significant to the Intermediary. As a result, an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive. Payments create conflicts of interest between the Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the Funds over other investments.

The Distributor may determine to make Payments based on any number of metrics. For example, the Distributor may make Payments at year-end and/or other intervals in a fixed amount, an amount based upon an Intermediary’s services at defined levels, an amount based upon the total assets represented by Funds subject to arrangements with the Intermediary, or an amount based on the Intermediary’s net sales of one or more Funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. A shareholder should contact his or her Intermediary’s salesperson or other investment professional for more information regarding any Payments the Intermediary firm may receive.

In addition to the payments described above, the Distributor may also make payments to Intermediaries in connection with certain transaction fees (also referred to as “ticket charges”) incurred by Intermediaries.

In addition to the payments described above, the Distributor may make payments in connection with or reimburse Intermediaries’ sponsorship and/or attendance at conferences, seminars or informational meetings (“event support”), provide Intermediaries or their personnel with occasional tickets to events or other entertainment, meals and small gifts (“other non-cash compensation”), and make charitable contributions to valid charitable organizations at the request of Intermediaries (“charitable contributions”) to the extent permitted by applicable law, rules and regulations.

Independent financial intermediaries unaffiliated with PIMCO may perform shareholder servicing functions with respect to certain of their clients whose assets may be invested in the Funds. These services may include the provision of ongoing information concerning the Funds and their investment performance, responding to shareholder inquiries, assisting with purchases and redemptions of Trust shares, and other services. PIMCO may pay fees to such entities for the provision of these services out of PIMCO’s own resources. Although these payments are made out of PIMCO’s own resources, in some cases the levels of such payments may vary by Fund in relation to management fees, total annual operating expenses or other payments made by the Fund to PIMCO. In addition, PIMCO may pay financial firms a flat fee to cover certain set-up costs by Fund. These payments may be made from profits received by PIMCO from management fees paid to PIMCO by the Fund. Such activities by PIMCO may provide incentives to financial institutions to purchase or market shares of the Fund. Additionally, these activities may give PIMCO additional access to sales representatives of such financial institutions, which may increase sales of Fund shares.

From time to time, PIMCO may pay or reimburse broker-dealers, banks, recordkeepers or other financial institutions for PIMCO’s attendance at investment forums sponsored by such firms, or PIMCO may co-sponsor such investment forums with such financial institutions. Payments and reimbursements for such activities are made out of PIMCO’s own assets and at no cost to the Funds. These payments and reimbursements may be made from profits received by PIMCO from management fees paid to PIMCO by the Trust. Such activities may provide incentives to financial institutions to market shares of the Funds. Additionally, these activities may give PIMCO additional access to sales representatives of such financial institutions, which may increase sales of Fund shares.

No dividend reinvestment service is provided by the Trust. Financial intermediaries may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of Fund shares for reinvestment of their dividend distributions. Beneficial owners should contact their financial intermediary to determine the availability and costs of the service and the details of participation therein. Financial intermediaries may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and net capital gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of a Fund’s Prospectus and each annual and semi-annual report, when available, will be mailed to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact the financial intermediary through which you hold your shares.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

Investment decisions for the Trust and for the other investment advisory clients of PIMCO are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Trust). Some securities considered for investments by the Funds also may be appropriate for other clients served by PIMCO. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time, including accounts in which PIMCO, its officers or employees may have a financial interest. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients served by PIMCO is considered at or about the same time, transactions in such securities will be allocated among the Fund and other clients pursuant to PIMCO’s trade allocation policy that is designed to ensure that all accounts, including the Funds, are treated fairly, equitably, and in a non-preferential manner, such that allocations are not based upon fee structure or portfolio manager preference. Among other factors relevant to the trade allocation policy, PIMCO may take into account the impact of portfolio holdings disclosure requirements in making allocation decisions with respect to the Funds.

PIMCO may acquire on behalf of its clients (including the Trust) securities or other financial instruments providing exposure to different aspects of the capital and debt structure of an issuer, including without limitation those that relate to senior and junior/subordinate obligations of such issuer. In certain circumstances, the interests of those clients exposed to one portion of the issuer’s capital and debt structure may diverge from those clients exposed to a different portion of the issuer’s capital and debt structure. PIMCO may advise some clients or take actions for them in their best interests with respect to their exposures to an issuer’s capital and debt structure that may diverge from the interests of other clients with different exposures to the same issuer’s capital and debt structure.

PIMCO may aggregate orders for the Funds with simultaneous transactions entered into on behalf of other clients of PIMCO when, in PIMCO’s reasonable judgment, aggregation may result in an overall economic benefit to the Funds and other clients in terms of pricing, brokerage commissions or other expenses. When feasible, PIMCO allocates trades prior to execution. When pre-execution allocation is not feasible, PIMCO promptly allocates trades following established and objective procedures. Allocations generally are made at or about the time of execution and before the end of the trading day. As a result, one account may receive a price for a particular transaction that is different from the price received by another account for a similar transaction on the same day. In general, trades are allocated among portfolio managers on a pro rata basis (to the extent a portfolio manager decides to participate fully in the trade), for further allocation by each portfolio manager among that manager’s eligible accounts. In allocating trades among accounts, portfolio managers generally consider a number of factors, including, but not limited to, each account’s deviation (in terms of risk exposure and/or performance characteristics) from a relevant model portfolio, each account’s investment objectives, restrictions and guidelines, its risk exposure, its available cash, and its existing holdings of similar securities. Once trades are allocated, they may be reallocated only in unusual circumstances due to recognition of specific account restrictions.

In some cases, PIMCO may sell a security on behalf of a client, including the Funds, to a broker-dealer that thereafter may be purchased for the accounts of one or more of PIMCO’s other clients, including the Funds, from that or another broker-dealer. PIMCO has adopted procedures it believes are reasonably designed to obtain the best execution for the transactions by each account.

Brokerage and Research Services

There is generally no stated commission in the case of fixed income securities, which are often traded in the OTC markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. Transactions in fixed income securities on certain foreign exchanges may involve commission payments.

PIMCO places all orders for the purchase and sale of portfolio securities, options and futures contracts for the relevant Fund and buys and sells such securities, options and futures for the Trust through a substantial number of brokers and dealers. In so doing, PIMCO uses its best efforts to obtain for the Trust the best execution available. In seeking best execution, PIMCO, having in mind the Trust’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. Changes in the aggregate amount of brokerage commissions paid by a Fund from year-to-year may be attributable to changes in the asset size of the Fund, the volume of portfolio transactions effected by the Fund, the types of instruments in which the Fund invests, or the rates negotiated by PIMCO on behalf of the Funds.

PIMCO places orders for the purchase and sale of portfolio investments for the Funds’ accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the account of the Funds, PIMCO will seek the best execution of the Funds’ orders. In doing so, a Fund may pay higher commission rates than the lowest available when PIMCO believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. Although the Trust may use broker-dealers that sell Fund shares to effect the Trust’s portfolio transactions, the Trust and PIMCO will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, PIMCO may receive research services from many broker-dealers with which PIMCO places the Trust’s portfolio transactions. These services, which in some cases also may be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Such information may be provided in the form of meetings with analysts, telephone contacts and written materials. Some of these services are of value to PIMCO in advising various of its clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Trust. The management fee paid by the Trust would not be reduced in the event that PIMCO and its affiliates received such services. Although PIMCO considers the research products and services it receives from broker-dealers to be supplemental to its own internal research, PIMCO would likely incur additional costs if it had to generate these research products and services through its own efforts or if it paid for these products or services itself.

As permitted by Section 28(e) of the 1934 Act, PIMCO may cause the Trust to pay a broker-dealer which provides “brokerage and research services” (as defined in the 1934 Act) to PIMCO an amount of disclosed commission or spread (sometimes called “soft dollars”) for effecting a securities transaction for the Trust in excess of the commission or spread which another broker-dealer would have charged for effecting that transaction, if PIMCO determines in good faith that the commission is reasonable given the brokerage and/or research services provided by the broker-dealer. PIMCO is typically in a position to make this necessary determination in connection with transactions in equity securities and in other circumstances where there is sufficient transparency to objectively determine the transaction price and commission (e.g., where the commission and transaction price are fully and separately disclosed on the confirmation and the transaction is reported under conditions that provide independent and objective verification of the transaction price), which generally is not the case with transactions in fixed income securities. Accordingly, the provision of brokerage and research services is not typically considered with respect to transactions by the Trust when trading in fixed income securities, although PIMCO may receive research or research-related credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Fund.

In selecting broker-dealers that provide research or brokerage services that are paid for with soft dollars, potential conflicts of interest may arise between PIMCO and the Trust because PIMCO does not produce or pay for these research or brokerage services, but rather uses brokerage commissions generated by Fund transactions to pay for them. In addition, PIMCO may have an incentive to select a broker-dealer based upon the broker-dealer’s research or brokerage services instead of the broker-dealer’s ability to achieve best execution.

As noted above, PIMCO may purchase new issues of securities for the Trust in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide PIMCO with research in addition to selling the securities (at the fixed public offering price) to the Trust or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Trust, other PIMCO clients, and PIMCO without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, FINRA has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

PIMCO may place orders for the purchase and sale of portfolio securities with a broker-dealer that is affiliated to PIMCO where, in PIMCO’s judgment, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers.

Pursuant to applicable sections under the 1940 Act, a broker-dealer that is an affiliate of PIMCO may receive and retain compensation for effecting portfolio transactions for a Fund if the commissions paid to such an affiliated broker-dealer by a Fund do not exceed one per centum of the purchase or sale price of such securities.

Since the securities in which the Funds invest consist primarily of fixed income securities, which are generally not subject to stated brokerage commissions, as described above, their investments in securities subject to stated commissions generally constitute a small percentage of the aggregate dollar amount of their transactions.

SEC rules further require that commissions paid to such an affiliated broker-dealer, or PIMCO by a Fund on exchange transactions not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts that are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Funds did not pay any commissions to affiliated brokers during the fiscal years ended June 30, 2017, 2016 and 2015.

Brokerage Commissions Paid

For the fiscal years ended June 30, 2017, 2016 and 2015, the following amount of brokerage commissions was paid by the operational Fund:

Fund	Year Ended 6/30/17	Year Ended 6/30/16	Year Ended 6/30/15
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	$ 7,512	$ 4,035	$ 1,195

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	None	None	None
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	None	None	None
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	None	None	None
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	None	None	None
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	None	None	None
PIMCO Active Bond Exchange-Traded Fund	201,387	187,945	83,063
PIMCO Enhanced Low Duration Active Exchange-Traded Fund	5,632	10,976	6,828
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	None	None	None
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	None	303.71	241
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	None	106	470
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	None	None	None

Holdings of Securities of the Trust’s Regular Brokers and Dealers

The following table indicates the value of each operational Fund’s aggregate holdings, in thousands, of the securities of its regular brokers or dealers for the fiscal year ended June 30, 2017.

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund
	Barclays, Inc.	$171,332
	Citigroup Global Markets, Inc.	111,952
	Goldman Sachs & Co. Banc of America Securities LLC Deutsche Bank Securities, Inc. Wells Fargo & Co. JPMorgan Chase & Co.	80,436 74,903 43,869 43,496 33,623
	Credit Suisse (USA), Inc.	30,753
PIMCO Investment Grade Corporate Bond Index Exchange- Traded Fund
	JPMorgan Chase & Co.	$ 36,639

Citigroup Global Markets, Inc.

Goldman Sachs & Co.

Banc of America Securities LLC

Wells Fargo & Co.

Deutsche Bank Securities, Inc.

BNP Paribas Securities Corp.

Credit Suisse (USA), Inc.

Barclays, Inc.

State Street Bank & Trust Co.

		12,119 12,023 11,390 10,365 5,596 5,442 4,756 4,284 1,796
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund
	Banc of America Securities LLC	$ 303,300
	State Street Bank & Trust Co.	7,641
	Barclays, Inc.	1,597
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund
	State Street Bank & Trust Co.	$ 178

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund

State Street Bank & Trust Co.		$ 417
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund

State Street Bank & Trust Co.		$ 212
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund
	State Street Bank & Trust Co.	$ 8,720
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund

	Merrill Lynch, Pierce, Fenner, & Smith	$ 1,314
	State Street Bank & Trust Co.	1,143
PIMCO Active Bond Exchange-Traded Fund

	Banc of America Securities LLC	$ 41,069
	Barclays, Inc.	38,278
	Credit Suisse (USA), Inc.	33,648
	Citigroup Global Markets, Inc.	23,758
	JPMorgan Chase & Co.	19,715
	Goldman Sachs & Co.	17,811
	Deutsche Bank Securities, Inc.	16,423
	Wells Fargo & Co.	12,220
	BNP Paribas Securities Corp.	6,252
	State Street Bank & Trust Co.	1,404
PIMCO Enhanced Low Duration Active Exchange-Traded Fund

Barclays, Inc.	$ 1,584
JPMorgan Chase & Co. State Street Bank & Trust Co. Credit Suisse (USA), Inc. Banc of America Securities LLC Goldman Sachs & Co. Citigroup Global Markets, Inc. Wells Fargo & Co.	1,187 1,152 1,051 1,041 559 553 6

Portfolio Turnover

A change in the securities held by a Fund is known as “portfolio turnover.” PIMCO manages the Funds without regard generally to restrictions on portfolio turnover. See “Taxation” below. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of a Fund, the higher these transaction costs borne by the Fund generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains which are generally subject to tax when distributed to shareholders).

The portfolio turnover rate of a Fund is calculated by dividing: (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by; (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less and any short sales that the Fund does not intend to maintain for more than one year. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the year. Portfolio turnover rates for each Fund that was operational as of the Trust’s most recent fiscal year end are provided in the applicable Prospectuses under the “Financial Highlights.”

The PIMCO Short Term Municipal Bond Active Exchange-Traded Fund experienced an increased portfolio turnover rate during the year ended June 30, 2017, as compared to the prior year ended June 30, 2016. The Fund’s trading activity increased during the period ended June 30, 2017 when sales of Fund shares increased, as compared to the prior period ended June 30, 2016.

Disclosure of Portfolio Holdings

Policies and Procedures Generally. The Trust has adopted portfolio holdings disclosure policies and procedures to govern the disclosure of the securities holdings of the Funds (the “Disclosure Policy”). The Disclosure Policy is designed to protect the confidentiality of the Funds’ non-public portfolio holdings information, to prevent the selective disclosure of such information, and to ensure compliance by PIMCO and the Funds with the federal securities laws, including the 1940 Act and the rules promulgated thereunder and general principles of fiduciary duty.

Monitoring and Oversight. The Trust’s Chief Compliance Officer (“CCO”) is responsible for ensuring that PIMCO has adopted and implemented policies and procedures reasonably designed to ensure compliance with the Disclosure Policy and, to the extent the CCO considers necessary, the CCO shall monitor PIMCO’s compliance with its policies and procedures.

Any exceptions to the Disclosure Policy may be made only if approved by the CCO upon determining that the exception is in the best interests of the Fund. The CCO must report any exceptions made to the Disclosure Policy to the Trust’s Board of Trustees at its next regularly scheduled meeting.

Quarterly Disclosure. The Funds will publicly disclose the complete schedule of each Fund’s holdings, as reported on a fiscal quarter-end basis, by making the information publicly available in a manner consistent with requirements established by the SEC. You may view a Fund’s complete schedule of portfolio holdings for the most recently completed quarter online at http://www.pimco.com, or obtain a copy of the schedule by calling PIMCO at 1-866-746-2606. This information will be available no earlier than the day on which it is transmitted to shareholders in the Funds’ annual and semi-annual reports, or filed with the SEC on Form N-Q, which will occur on or about the sixtieth day after a fiscal quarter’s end.

The Funds file their complete schedules of securities holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Defaulted/Distressed Securities. PIMCO may, in its discretion, publicly disclose portfolio holdings information at any time with respect to securities held by the Funds that are in default or experiencing a negative credit event. Any such disclosure will be broadly disseminated via PIMCO’s website at http://www.pimco.com or by similar means.

Daily Disclosure. On each Business Day, before commencement of trading in shares on a national securities exchange (as defined by Section 2(a)(26) of the 1940 Act), PIMCO will disclose each Fund’s IIV Basket (as defined above). PIMCO may make available an Index Fund’s complete schedule of portfolio holdings and the percentages they represent of the Fund’s net assets. To provide greater transparency, a Fund may disclose its portfolio holdings on each Business Day through financial reporting and news services, including publicly accessible Internet websites.

For the Active Funds, on each Business Day, before commencement of trading in shares on a national securities exchange (as defined by Section 2(a)(26) of the 1940 Act), each Active Fund will disclose on its website the identities and quantities of the Active Fund’s portfolio holdings that will form the basis for the Active Fund’s calculation of NAV at the end of the Business Day.

Confidential Dissemination of Portfolio Holdings Information. No disclosure of non-public portfolio holdings information may be made to any unaffiliated third party except as set forth in the Disclosure Policy. This prohibition does not apply to information sharing with the Funds’ service providers, such as the Funds’ investment adviser, sub-advisers (if any), distributor, custodian, transfer agent, administrator, sub-administrator (if any), accountant, counsel, securities class action claims services administrator, financial printer, proxy voting agent, lender, intraday NAV calculation agent, service providers to PIMCO or to PIMCO affiliates who may perform services or assist PIMCO in the performance of services for or on behalf of a Fund and other select third party service providers (collectively, the “Service Providers”), who generally need access to such information in the performance of their contractual duties and responsibilities. Such Service Providers are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract.

Each Fund or PIMCO may, to the extent permitted under applicable law, distribute non-public information regarding a Fund, including portfolio holdings information, more frequently to (i) certain third parties that have a legitimate business purpose in receiving such information, including, but not limited to, fund analysts and rating and ranking organizations, pricing information vendors, analytical service providers, certain platform providers and potential Service Providers, or (ii) a redeeming shareholder effecting a redemption-in-kind from one of the Funds as may be permitted by PIMCO from time to time; provided, however, that any recipient of non-public information pursuant to this paragraph shall be subject to a confidentiality agreement meeting the requirements of the Disclosure Policy.

The distribution of non-public information must be authorized by an officer of the Trust after determining the requested disclosure is in the best interests of the Fund and its shareholders and after consulting with and receiving approval from PIMCO’s legal department. The Disclosure Policy does not require a delay between the date of the information and the date on which the information is disclosed; however, any recipient of non-public information will be subject to a confidentiality agreement that contains, at a minimum, provisions specifying that: (1) the Funds’ non-public information provided is the confidential property of the Funds and may not be used for any purpose except in connection with the provision of services to the Funds or for an agreed-upon legitimate business purpose and, in particular, that such information may not be traded upon; (2) except to the extent contemplated by the Disclosure Policy, the recipient of the non-public information agrees to limit access to the information to its employees and agents who are subject to a duty to keep and treat such information as confidential; and (3) upon written request from the Funds or PIMCO, the recipient of the non-public information shall promptly return or destroy the information, except as otherwise required by applicable law or such recipient’s record retention policies and procedures. Neither the Funds nor PIMCO may receive compensation or consideration in connection with the distribution of non-public portfolio holdings information.

Non-Specific Information. Under the Disclosure Policy, the Funds or PIMCO may distribute non-specific information about the Funds and/or summary information about the Funds at any time. Such information will not identify any specific portfolio holding, but may reflect, among other things, the quality or character of a Fund’s holdings.

Model Portfolios and Indexes. Certain Funds (the “Index-Replicating Funds”) may obtain exposure to one or more proprietary model portfolios or market capitalization indexes by investing primarily in swaps or other derivatives based on such model portfolio(s) or index(es). Certain disclosures regarding the composition of the model portfolio(s) are not considered “portfolio holdings information” for purposes of the Disclosure Policy. In particular, the Index-Replicating Funds may publicly disclose the ten largest holdings of the model portfolio or index as of the last calendar day of each month, but not earlier than the tenth business day of the subsequent month.

Required Disclosures. No provision of the Disclosure Policy is intended to restrict or prevent the disclosure of portfolio holdings information as may be required by applicable state or federal law, which are requested by governmental authorities or in connection with litigation involving a Fund’s current or past portfolio holdings.

Large Trade Notifications

A Fund or its agent may from time to time receive notice that a current or prospective Authorized Participant will place an order for the purchase or redemption of a large number of Creation Units. The Fund may determine to enter into portfolio transactions in anticipation of that order, even though the order will not be placed or processed until the following Business Day, as applicable. This practice provides for a closer correlation between the time Authorized Participants place purchase or redemption orders and the time a Fund enters into portfolio transactions based on those orders, and permits the Fund to be more fully invested in investment securities, in the case of purchase orders, and to more orderly liquidate its investment positions, in the case of redemptions. On the other hand, the current or prospective Authorized Participant may not ultimately place or process the order. In this case, a Fund may be required to borrow assets to settle the portfolio transactions entered into in anticipation of that order, and would therefore incur borrowing costs. The Funds may also suffer investment losses on those portfolio transactions. Conversely, the Funds would benefit from any earnings and investment gains resulting from such portfolio transactions.

NET ASSET VALUE

Net asset value is determined as indicated under “How Net Asset Value Is Determined” in the Prospectuses. Net asset value will be determined on each Business Day. On any Business Day when the Listing Exchange closes trading early, the Funds may close early and determine net asset value as of an earlier time.

Portfolio securities and other assets for which market quotations are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales prices are reported, as is the case for most securities traded OTC, on the basis of either: (i) the mean between representative bid and ask quotations obtained from a quotation reporting system or from established market makers; or (ii) prices (including evaluated prices) supplied by a Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). For exchange-traded securities, market value also may be determined on the basis of the exchange’s Official Closing Price or Settlement instead of the last reported sales prices. Certain exchange-traded equity options may be valued using evaluations from Pricing Services. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or prices provided by Pricing Services, which may take into account appropriate factors such as, without limitation, institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

TAXATION

The following summarizes certain additional federal income tax considerations generally affecting the Funds and their shareholders. The discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Funds. The discussion is based upon current provisions of the Internal Revenue Code, existing regulations promulgated thereunder, and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive. The discussion applies only to beneficial owners of Fund shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Internal Revenue Code, and may not apply to certain types of beneficial owners of shares (such as insurance companies, tax exempt organizations, and broker-dealers) who may be subject to special rules. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. The discussion here and in the Prospectuses is not intended as a substitute for careful tax planning.

Each Fund intends to qualify annually and either has elected or will elect to be treated as a regulated investment company under the Internal Revenue Code. To qualify for tax treatment as a regulated investment company, each Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to its business of investing in such stock, securities or currencies (“Qualifying Income Test”); (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of certain controlled issuers in the same or similar trades or businesses, or the securities of one or more “qualified publicly traded partnerships”; and (c) distribute in each taxable year dividends of an amount at least equal to the sum of (i) 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses), determined without regard to the dividends paid deduction, and (ii) 90% of its tax exempt interest, net of expenses allocable thereto. The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities. To date, such regulations have not been issued.

If a Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, a Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and reduced rates of taxation on qualified dividend income in the case of individuals. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

As a regulated investment company, a Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) designated by the Fund as capital gain dividends, if any, that it distributes as dividends to its shareholders on a timely basis. Each Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. Unless an applicable exception applies, to avoid the tax, a Fund must distribute dividends in respect of each calendar year to its shareholders of an amount at least equal to the sum of (1) 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31, and (3) all ordinary income and capital gains for previous years that were not distributed during such years and on which the Fund did not incur any U.S. federal income tax. To avoid application of the excise tax, each Fund generally intends, to the extent necessary, to make its distributions in accordance with the calendar year distribution requirement. However, each Fund reserves the right to retain a portion of its earnings and be subject to excise tax on such earnings. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Distributions

All dividends and distributions of a Fund, other than exempt-interest dividends discussed below, whether received in shares or cash, generally are taxable and must be reported on each shareholder’s federal income tax return. Dividends paid out of a Fund’s investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under the applicable tax exemption.

Although a portion of the dividends paid by certain Funds may qualify for the deduction for dividends received by certain U.S. corporations and/or the reduced tax rate for individuals on certain dividends, it is not expected that any such portion would be significant. Dividends paid by certain other Funds generally are not expected to qualify for the deduction for dividends received by corporations and/or the reduced tax rate for individuals on certain dividends. Distributions of net capital gains, if any, designated as capital gain dividends, are taxable as long-term capital gains, regardless of how long the shareholder has held a Fund’s shares and are not eligible for the dividends received deduction. Any distributions that are not from a Fund’s investment company taxable income or net realized capital gains may be characterized as a return of capital to shareholders or, in some cases, as capital gain. The tax treatment of dividends and distributions paid by the Funds will be the same whether a shareholder reinvests them in additional shares or elects to receive them in cash. The maximum individual tax rate on qualified dividend income and long-term capital gains is generally either 15% or 20% (depending on whether the individual shareholder’s income exceeds threshold amounts).

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Dividends paid to shareholders of the PIMCO Short Term Municipal Bond Active Exchange-Traded Fund and PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund that are derived from Municipal Bond interest are expected to be designated as exempt-interest dividends that are generally excluded from gross income for U.S. federal income tax purposes. However, there can be no assurance that the Tax-Exempt Municipal Funds will satisfy the requirements to pay dividends eligible to be designated as “exempt-interest dividends” with respect to a particular taxable year. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of these Funds is not deductible to the extent it is deemed related to the Fund’s distributions of exempt-interest dividends. Certain exempt-interest dividends may increase alternative minimum taxable income for purposes of determining a shareholder’s liability for the alternative minimum tax. In addition, for certain corporations, federal alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income (“adjusted current earnings”) and the amount otherwise determined to be the alternative minimum taxable income. Interest on all municipal securities, and therefore a distribution by one of these Funds that would otherwise be tax-exempt, is included in calculating a corporation’s adjusted current earnings. Tax-exempt distributions received from these Funds are taken into account in determining, and may increase, the portion of social security and certain railroad retirement benefits that may be subject to federal income tax. Further, entities or persons who are “substantial users” (or persons related to “substantial users”) of facilities financed by industrial development or private activity bonds should consult their tax advisers before purchasing shares of these Funds. “Substantial user” is defined in applicable Treasury regulations to include a “non-exempt person” who regularly uses in its trade or business a part of a facility financed from the proceeds of industrial development bonds, and the same definition should apply in the case of private activity bonds.

The tax treatment of income, gains and losses attributable to foreign currencies (and derivatives on such currencies), and various other special tax rules applicable to certain financial transactions and instruments could affect the amount, timing and character of a Fund’s distributions. In some cases, these tax rules could also result in a retroactive change in the tax character of prior distributions and may also possibly cause all, or a portion, of prior distributions to be reclassified as returns of capital for tax purposes.

Sales of Shares

Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder may realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term or short-term generally depending upon the shareholder’s holding period for the shares. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares. Additionally, any loss realized upon the sale or exchange of Fund shares with a tax holding period of six months or less may be disallowed to the extent of any distributions treated as exempt-interest dividends with respect to such shares. If a Fund redeems a shareholder in-kind rather than in cash, the shareholder would realize the same gain or loss as if the shareholder had been redeemed in cash. Further, the shareholder’s basis in the securities received in the in-kind redemption would be the securities’ fair market value on the date of the in-kind redemption.

The Internal Revenue Code requires reporting of adjusted cost basis information for covered securities, which generally include shares of a regulated investment company acquired after January 1, 2012, to the IRS and to taxpayers. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

Potential Pass-Through of Tax Credits

If a Fund invests in Build America Bonds, created by the American Recovery and Reinvestment Act of 2009, as amended, or any other qualified tax credit bonds, the investment will result in taxable income to such Fund. The applicable Fund may elect to pass through to shareholders the applicable interest income and available tax credits, in which case shareholders will be required to report both the interest income and tax credits as taxable income. Shareholders may be able to claim the tax credits on their federal tax returns against their income tax, including alternative minimum tax, liability. However, such tax credits are generally not refundable. There is no assurance that a Fund will elect to pass through any such income and credits.

Backup Withholding

Backup withholding may be required at a rate up to 28% with respect to distributions payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Internal Revenue Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal tax liability.

Options, Futures and Forward Contracts, and Swap Agreements

Some of the options, futures contracts, forward contracts, and swap agreements used by the Funds may be “section 1256 contracts.” Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses (“60/40”) although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Internal Revenue Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss.

Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund, may result in “straddles” for U.S. federal income tax purposes. In some cases, the straddle rules also could apply in connection with swap agreements. The straddle rules may affect the amount, timing and character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to a Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund which is generally subject to tax as ordinary income when distributed to shareholders.

A Fund may make one or more of the elections available under the Internal Revenue Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Funds intend to account for such transactions in a manner they deem to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. The Trust intends to monitor developments in this area.

Certain requirements that must be met under the Internal Revenue Code in order for a Fund to qualify as a regulated investment company, including the qualifying income and diversification requirements applicable to a Fund’s assets may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts, and swap agreements.

In addition, the use of swaps or other derivatives could adversely affect the character (capital gain vs. ordinary income) of the income recognized by the Funds for federal income tax purposes, as well as the amount and timing of such recognition, as compared to a direct investment in underlying securities, and could result in a Fund’s recognition of income prior to the receipt of any corresponding cash. As a result of the use of swaps and derivatives, a larger portion of the Fund’s distributions may be treated as ordinary income than would have been the case if the Fund did not enter into such swaps or derivatives. The tax treatment of swap agreements and other derivatives may also be affected by future legislation or Treasury Regulations and/or guidance issued by the IRS that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions made by the Fund.

Foreign Currency Transactions

Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments or contracts, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the instrument, security or contract and the date of disposition also are treated as ordinary gain or loss. These foreign currency gains and losses may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income. If the amount of a Fund’s foreign currency losses were to exceed the Fund’s investment company taxable income (computed without regard to such losses) for a taxable year, the resulting loss would not be deductible by the Fund or its shareholders in future taxable years. Net loss, if any, from certain foreign currency transactions or instruments could exceed net investment income otherwise calculated for accounting purposes with the result being either no dividends being paid or a portion of the Fund’s dividends being treated as a return of capital for tax purposes in the manner described above.

Foreign Taxation

Income received (including gains recognized) by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. As such, PIMCO intends to manage the Funds with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations or foreign governments, the Fund will be eligible to elect to “pass-through” to the Fund’s shareholders the amount of foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and the shareholder may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass-through” for that taxable year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund’s income will flow through to shareholders of the Trust. With respect to such Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Various other limitations, including a minimum holding period requirement, apply to limit the credit and/or deduction for foreign taxes for purposes of regular federal tax and/or alternative minimum tax.

Original Issue Discount and Market Discount

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

A Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Funds to the extent necessary in order to seek to ensure that they distribute sufficient income that they do not become subject to U.S. federal income or excise tax.

A Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

Constructive Sales

Certain rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Internal Revenue Code.

Tax-Exempt Shareholders

Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, a Fund generally serves to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in a Fund, where, for example, (i) the Fund invests in REITs that hold residual interests in REMICs; or (ii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Internal Revenue Code.

Charitable remainder trusts are subject to special rules and should consult their tax advisors. There are no restrictions preventing a Fund from holding investments in REITs that hold residual interests in REMICs, and a Fund may do so. The IRS has issued recent guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisors regarding these issues.

IRAs and Other Retirement Plans

If you invest in a Fund through an IRA or other retirement plan you should consult with your own tax adviser on the applicable rules for such IRA or retirement plan with respect to plan qualification requirements, limits on contributions and distributions, and required distributions from IRAs and retirement plans. As an example, there could be tax penalties on distributions from an IRA or retirement plan prior to age 59 1/2 and, under current law, there are minimum distribution requirements applicable to IRAs or retirement plans at age 70 1/2.

Non-U.S. Shareholders

Withholding of Income Tax on Dividends: Under U.S. federal tax law, dividends paid on shares beneficially held by a person who is a “foreign person” within the meaning of the Internal Revenue Code, are, in general, subject to withholding of U.S. federal income tax at a rate of 30% of the gross dividend, which may, in some cases, be reduced by an applicable tax treaty. However, if the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will generally be subject to U.S. federal net income taxation at regular income tax rates. Distributions of long-term net realized capital gains will not be subject to withholding of U.S. federal income tax.

The Funds are generally permitted to designate certain distributions to foreign persons as being derived from certain U.S. source net interest income or net short-term capital gains where such designated distributions generally would not be subject to U.S. tax withholding. However, distributions that are derived from any dividends on corporate stock or from ordinary income other than certain U.S. source interest are still subject to such withholding. Furthermore, foreign currency gains, foreign source interest, and ordinary income from swaps or investments in PFICs would still be subject to withholding when distributed to foreign investors. There can be no assurance as to the amount of distributions that would not be subject to withholding when paid to foreign persons.

The Funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2019) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

Income Tax on Sale of a Fund’s shares: Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of such shares unless: (i) the shares in question are effectively connected with a permanent establishment in the United States of the beneficial holder and such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States; or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met.

State and Local Tax: A beneficial holder of shares who is a foreign person may be subject to state and local tax in addition to the federal tax on income referred above.

Estate and Gift Taxes: Upon the death of a beneficial holder of shares who is a foreign person, such shares will be deemed to be property situated within the United States and may be subject to U.S. federal estate tax. If at the time of death the deceased holder is a resident of a foreign country and not a citizen or resident of the United States, such tax will be imposed at graduated rates from 18% to 40% on the total value (less allowable deductions and allowable credits) of the decedent’s property situated within the United States. In general, there is no gift tax on gifts of shares by a beneficial holder who is a foreign person.

The availability of reduced U.S. taxation pursuant to any applicable treaties depends upon compliance with established procedures for claiming the benefits thereof and may further, in some circumstances, depend upon making a satisfactory demonstration to U.S. tax authorities that a foreign investor qualifies as a foreign person under U.S. domestic tax law and such treaties.

Other Taxation

Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state’s income tax (“qualifying federal obligations”). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying federal obligations. Moreover, for state income tax purposes, interest on some federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA Certificates and GNMA Certificates). Each Fund will provide information annually to shareholders indicating the amount and percentage of a Fund’s dividend distribution which is attributable to interest on federal obligations, and will indicate to the extent possible from what types of federal obligations such dividends are derived. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

OTHER INFORMATION

Capitalization

The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Trust’s shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of a Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Fund.

Under Delaware law, shareholders are not personally liable for the obligations of the Trust. In addition, the Trust Instrument disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The Trust Instrument also provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. However, there is no certainty that the limited liability of shareholders of a Delaware statutory trust will be recognized in every state. Even in such a circumstance, the risk of a shareholder incurring financial loss on account of shareholder liability would be limited to circumstances in which the contractual disclaimer against shareholder liability is inoperative or the Trust itself is unable to meet its obligations, and thus should be considered remote.

Voting Rights

Under the Trust Instrument, the Trust is not required to hold annual meetings of Trust shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Trust Instrument. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board of Trustees if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Trust Instrument provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee at any shareholder meeting. The Trustees are required to call a meeting of shareholders if requested in writing to do so by the holders of not less than ten percent of the outstanding shares of the Trust. The Trust’s shares do not have cumulative voting rights, so that a holder of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees. To avoid potential conflicts of interest, to the extent a Fund owns shares of an affiliated money market or short-term bond fund pursuant to the November 19, 2001 SEC exemptive order discussed above, such Fund will vote such shares in proportion to the votes of all other shareholders of the respective money market or short-term bond fund.

Pursuant to the terms of the Participant Agreement, an Authorized Participant, to the extent that it is a beneficial owner of Fund shares, will irrevocably appoint the Distributor as its attorney and proxy with full authorization and power to vote (or abstain from voting) its beneficially owned Fund shares. The Distributor intends to vote (or abstain from voting) the Authorized Participant’s beneficially owned Fund shares in the same proportion as the votes (or abstentions) of all other shareholders of such Fund on any matter submitted to the vote of shareholders of such Fund.

Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). As used in the Prospectuses or this Statement of Additional Information, the phrase “vote of a majority of the outstanding shares” of a Fund (or the Trust) means the vote of the lesser of: (1) 67% of the shares of the Fund (or the Trust) present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund (or the Trust).

The Trust or a Fund may be terminated by a majority vote of the Board of Trustees or the affirmative vote of a supermajority of the holders of the Trust or such Fund entitled to vote on termination. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Trust’s organizational documents provide that the Board will have the unrestricted power to alter the number of shares in a Creation Unit. In the event of a termination of the Trust or a Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Trust may make redemptions in-kind, for cash or for a combination of cash or securities.

Control Persons and Principal Holders of Securities

Although the Trust does not have information concerning the beneficial ownership of shares nominally held by DTC, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of a Fund, as of October 2, 2017, is set forth below.

FUND NAME	REGISTRATION	PERCENTAGE OF OUTSTANDING SHARES OF FUND OWNED OF RECORD
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	10.85%
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	FOLIO FN INVESTMENTS 8180 GREENSBORO DR MCLEAN, VA 22102	27.36%
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	JP MORGAN SECURITIES LLC 383 MADISON AVENUE NEW YORK, NY 10179	6.21%
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	14.12%
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-000	8.68%
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	15.13%
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER, PLAZA 2 JERSEY CITY, NJ 07311	17.04%
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	8.24%

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-000	7.78%
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	RELIANCE TRUST COMPANY 1100 ABERNATHEY ROAD 500 N. PARK BLDG., SUITE 400 ATLANTA, GA. 30328	5.35%
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	SEI PRIVATE TRUST COMPANY 1 FREEDOM VALLEY DR OAKS PA 19456-9989	15.55%
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	TD AMERITRADE INC PO BOX 2226 OMAHA NE 68103-2226	11.44%
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	15.42%
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	INTERACTIVE BROKERS TWO PICKWICK PLAZA GREENWICH, CT 06830	5.80%
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER, PLAZA 2 JERSEY CITY, NJ 07311	7.94%
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	11.34%
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	BAIRD (ROBERT W.) & CO., INCORPORATED 777 EAST WISCONSIN AVENUE FIRST WISCONSIN CENTER MILWAUKEE, WI 53202	9.39%
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	TD AMERITRADE INC PO BOX 2226 OMAHA NE 68103-2226	6.86%
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	FIRST CLEARING LLC 2801 MARKET ST SAINT LOUIS, MO 63103-2523	5.13%
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	19.34%
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	JP MORGAN SECURITIES LLC 383 MADISON AVENUE NEW YORK, NY 10179	9.09%
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	MERRILL LYNCH PROFESSIONAL CLEARING CORP. 222 BROADWAY NEW YORK, NY 10038	5.72%
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	15.55%

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-000	5.86%
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	FIRST CLEARING LLC 2801 MARKET ST SAINT LOUIS, MO 63103-2523	17.10%
PIMCO Enhanced Low Duration Active Exchange-Traded Fund	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	10.38%
PIMCO Enhanced Low Duration Active Exchange-Traded Fund	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	29.01%
PIMCO Enhanced Low Duration Active Exchange-Traded Fund	PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-000	5.25%
PIMCO Enhanced Low Duration Active Exchange-Traded Fund	UBS SECURITIES LLC 677 WASHINGTON BOULEVARD STAMFORD, CT. 6912	9.46%
PIMCO Active Bond Exchange-Traded Fund	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	22.42%
PIMCO Active Bond Exchange-Traded Fund	MERRILL LYNCH PROFESSIONAL CLEARING CORP. 222 BROADWAY NEW YORK, NY 10038	5.90%
PIMCO Active Bond Exchange-Traded Fund	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	14.04%
PIMCO Active Bond Exchange-Traded Fund	TD AMERITRADE INC PO BOX 2226 OMAHA NE 68103-2226	5.79%
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	17.81%
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	11.08%
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-000	5.35%
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	TD AMERITRADE INC PO BOX 2226 OMAHA NE 68103-2226	8.00%
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	U.S. BANK NA 425 WALNUT ST CINCINNATI, OH 45202	5.35%

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	FIRST CLEARING LLC 2801 MARKET ST SAINT LOUIS, MO 63103-2523	8.57%
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	34.30%
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER, PLAZA 2 JERSEY CITY, NJ 07311	10.76%
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	BAIRD (ROBERT W.) & CO., INCORPORATED 777 EAST WISCONSIN AVENUE FIRST WISCONSIN CENTER MILWAUKEE, WI 53202	13.72%
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PARKWAY ST. PETERSBURG, FL 33733-2749	6.84%
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	18.94%
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER, PLAZA 2 JERSEY CITY, NJ 07311	18.69%
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	10.79%
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	STATE STREET BANK & TRUST 1776 HERITAGE DRIVE NORTH QUINCY, MA 02171	9.20%
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	TD AMERITRADE INC PO BOX 2226 OMAHA NE 68103-2226	5.54%
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	16.64%
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	MERRILL LYNCH PROFESSIONAL CLEARING CORP. 222 BROADWAY NEW YORK, NY 10038	9.23%
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER, PLAZA 2 JERSEY CITY, NJ 07311	7.50%
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	15.05%

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	UBS FINANCIAL 499 WASHINGTON BLVD 9TH F JERSEY CITY, NJ 07310-2055	8.51%
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	FIRST CLEARING LLC 2801 MARKET ST SAINT LOUIS, MO 63103-2523	9.39%
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	15.93%
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	JP MORGAN SECURITIES LLC 383 MADISON AVENUE NEW YORK, NY 10179	7.83%
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	MERRILL LYNCH PROFESSIONAL CLEARING CORP. 222 BROADWAY NEW YORK, NY 10038	8.44%
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER, PLAZA 2 JERSEY CITY, NJ 07311	11.00%
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	14.30%
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-000	7.12%
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	FIRST CLEARING LLC 2801 MARKET ST SAINT LOUIS, MO 63103-2523	8.78%
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	12.25%
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	JP MORGAN SECURITIES LLC 383 MADISON AVENUE NEW YORK, NY 10179	7.00%
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	MERRILL LYNCH PROFESSIONAL CLEARING CORP. 222 BROADWAY NEW YORK,NY 10038	6.04%
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	23.49%
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	TD AMERITRADE INC PO BOX 2226 OMAHA NE 68103-2226	5.96%
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	WEDBUSH SECURITIES, INC. 1000 WILSHIRE BLVD LOS ANGELES, CA 90017	5.32%

Code of Ethics

The Trust, PIMCO and the Distributor each has adopted a Code of Ethics pursuant to the requirements of the 1940 Act and/or the Advisers Act. These Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be purchased or held by the Funds.

Securities Depository for Shares of the Funds

Shares of the Funds are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and the FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of a Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of a Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Disclaimers

Neither the Trust, the Index Funds, PIMCO nor the Distributor guarantees the accuracy or the completeness of the ICE BofAML Indexes or any data included therein and neither the Trust, the Index Funds, PIMCO nor the Distributor shall have liability for any errors, omissions or interruptions therein.

The Trust, the Index Funds, PIMCO and the Distributor make no warranty, express or implied, to the owners of shares of the Index Funds or to any other person or entity, as to results to be obtained by the Index Funds from the use of the ICE BofAML Indexes or any data included therein. The Trust, the Index Funds, PIMCO and the Distributor make no express or implied warranties and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the ICE BofAML Indexes or any data included therein. Without limiting any of the foregoing, in no event shall the Trust, the Index Funds, PIMCO or the Distributor have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

The Index Funds are not issued, sponsored, endorsed or promoted by ICE BofAML, any affiliate of ICE BofAML or any other party involved in, or related to, making or compiling the ICE BofAML Indexes. The ICE BofAML Indexes are the exclusive property of ICE BofAML and/or its affiliates. “ICE BofAML” and “The ICE BofAML 1-3 Year US Treasury Index,” “The ICE BofAML Long US Treasury Principal STRIPS Index,” “The ICE BofAML US Inflation-Linked Treasury Index,” “The ICE BofAML 1-5 Year US Inflation-Linked Treasury Index,” “The ICE BofAML 15+ Year US Inflation-Linked Treasury Index,” “The ICE BofAML 0-5 Year US High Yield Constrained Index” and “The ICE BofAML US Corporate Index” (collectively, the “ICE BofAML Indexes”) are reprinted with permission. © Copyright 2017 Merrill Lynch, Pierce, Fenner & Smith Incorporated. The ICE BofAML Indexes are service marks of ICE BofAML and/or its affiliates and have been licensed for use for certain purposes by PIMCO on behalf of the Index Funds. Neither ICE BofAML, any affiliate of ICE BofAML nor any other party involved in, or related to, making or compiling the ICE BofAML Indexes makes any representation or warranty, express or implied, to the shareholders of the Index Funds or any member of the public regarding the advisability of investing in securities generally or in the Index Funds particularly or the ability of the ICE BofAML Indexes to track the corresponding market performance. ICE BofAML is the licensor of certain trademarks, trade names and service marks of ICE BofAML and/or its affiliates and of the ICE BofAML Indexes, which are determined, composed and calculated by ICE BofAML and/or its affiliates without regard to PIMCO, the Index Funds or the shareholders of the Index Funds. Neither ICE BofAML, any affiliate of ICE BofAML nor any other party involved in, or related to, making or compiling the ICE BofAML Indexes has any obligation to take the needs of PIMCO, the Index Funds or the shareholders of the Index Funds into consideration in determining, composing or calculating the ICE BofAML Indexes. None of ICE BofAML or any of its affiliates has the obligation to continue to provide the ICE BofAML Indexes to PIMCO or the Index Funds beyond the applicable license term. Neither ICE BofAML, any affiliate of ICE BofAML nor any other party involved in, or related to, making or compiling the ICE BofAML Indexes is responsible for or has participated in the determination of the timing, pricing, or quantities of the Index Funds to be issued or in the determination or calculation of the equation by which the Index Funds are to be redeemable. Neither ICE BofAML, any affiliate of ICE BofAML nor any other party involved in, or related to, making or compiling the ICE BofAML Indexes has any obligation or liability in connection with the administration, marketing or trading of the Index Funds. ICE BofAML and its affiliates do not provide investment advice to PIMCO or the Index Funds and are not responsible for the performance of the Index Funds.

NEITHER ICE BOFAML, ANY AFFILIATE OF ICE BOFAML NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE ICE BOFAML INDEXES WARRANTS OR GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE ICE BOFAML INDEXES OR ANY DATA INCLUDED THEREIN AND/OR PROVIDED THEREWITH AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. NEITHER ICE BOFAML, ANY AFFILIATE OF ICE BOFAML NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE ICE BOFAML INDEXES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PIMCO, THE INDEX FUNDS, SHAREHOLDERS OF THE INDEX FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE ICE BOFAML INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER ICE BOFAML, ANY AFFILIATE OF ICE BOFAML NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE ICE BOFAML INDEXES MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE ICE BOFAML INDEXES OR ANY DATA INCLUDED THEREIN AND/OR PROVIDED THEREWITH. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ICE BOFAML, ANY AFFILIATE OF ICE BOFAML OR ANY OTHER PARTY INVOLVED IN, OR RELATED TO,

MAKING OR COMPILING THE ICE BOFAML INDEXES HAVE ANY LIABILITY FOR DIRECT, INDIRECT, PUNITIVE, SPECIAL, CONSEQUENTIAL OR ANY OTHER DAMAGES OR LOSSES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN ICE BOFAML AND PIMCO.

No purchaser, seller or holder of this security, or any other person or entity, should use or refer to any ICE BofAML trade name, trademark or service mark to sponsor, endorse, market or promote this product without first contacting ICE BofAML to determine whether ICE BofAML’s permission is required. Under no circumstances may any person or entity claim any affiliation with ICE BofAML without the written permission of ICE BofAML.

Custodian and Transfer Agent

State Street Bank & Trust Co., State Street Financial Center, One Lincoln Street, Boston, MA 02111, serves as custodian for assets of the Funds and transfer agent for the shares of the Funds.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 1100 Walnut Street, Suite 1300, Kansas City, Missouri 64106-2197, serves as the independent registered public accounting firm for the Funds. PricewaterhouseCoopers LLP provides audit services, tax assistance and consultation in connection with review of SEC and IRS filings.

Counsel

Dechert LLP, 1900 K Street, N.W., Washington, D.C. 20006-1110, passes upon certain legal matters in connection with the shares offered by the Trust, and also acts as counsel to the Trust.

Registration Statement

This Statement of Additional Information and the Prospectuses do not contain all of the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

Financial Statements

Audited financial statements for the Trust as of June 30, 2017, including the notes thereto, and the report of PricewaterhouseCoopers LLP thereon, are incorporated herein by reference from the Trust’s June 30, 2017 Annual Report.

ETF000SAI_102717

PART C

OTHER INFORMATION

Item 28.	Exhibits
(a)	(1)	Amended and Restated Declaration of Trust of Registrant dated November 4, 2014(18)
	(2)	Certificate of Trust dated November 13, 2008(1)
(b)		Amended and Restated By-Laws of Registrant dated May 12, 2015(18)
(c)		Not applicable
(d)	(1)	Investment Management Agreement dated April 24, 2009(3)
(2)

Supplement to Investment Management Agreement relating to PIMCO 0-1 Year U.S. Treasury Index Exchange-Traded Fund, PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund, PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund, PIMCO 15+ Year U.S. Treasury Index Exchange-Traded Fund, PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund, PIMCO Broad U.S. TIPS Index Exchange-Traded Fund, PIMCO Enhanced Short Maturity Active Exchange-Traded Fund, PIMCO Government Limited Maturity Active Exchange-Traded Fund, PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund, PIMCO Prime Limited Maturity Active Exchange-Traded Fund and PIMCO Short Term Municipal Bond Active Exchange-Traded Fund dated August 11, 2009(4)

(3)

Supplement to Investment Management Agreement relating to PIMCO 0-1 Year U.S. Treasury Index Exchange-Traded Fund, PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund, PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund, PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund, PIMCO Broad U.S. TIPS Index Exchange-Traded Fund, PIMCO Enhanced Short Maturity Active Exchange-Traded Fund, PIMCO Government Limited Maturity Active Exchange-Traded Fund, PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund, PIMCO Prime Limited Maturity Active Exchange-Traded Fund and PIMCO Short Term Municipal Bond Active Exchange-Traded Fund dated August 11, 2009 and revised October 26, 2009(5)

(4)

Supplement to Investment Management Agreement relating to PIMCO 0-5 Year High Yield Corporate Bond Index Fund, PIMCO High Yield Corporate Bond Index Fund and PIMCO Investment Grade Corporate Bond Index Fund dated February 23, 2010(10)

(5)

Supplement to Investment Management Agreement relating to PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund, PIMCO High Yield Corporate Bond Index Exchange-Traded Fund and PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund dated August 17, 2010(7)

	(6)	Supplement to Investment Management Agreement relating to PIMCO Active Bond Exchange-Traded Fund dated May 23, 2011(9)
	(7)	Supplement to Investment Management Agreement dated October 31, 2012(10)
	(8)	Supplement to Investment Management Agreement relating to PIMCO Enhanced Low Duration Active Exchange-Traded Fund and PIMCO Inflation-Linked Active Exchange-Traded Fund dated February 26, 2013(10)
(9)

Supplement to Investment Management Agreement relating to PIMCO Foreign Bond Active Exchange-Traded Fund (U.S. Dollar-Hedged), PIMCO Fundamental IndexPLUS® AR Active Exchange-Traded Fund, PIMCO International Fundamental IndexPLUS® AR Strategy Active Exchange-Traded Fund and PIMCO Low Duration Investment Grade Corporate Bond Active Exchange-Traded Fund dated August 12, 2014(14)

	(10)	Supplement to Investment Management Agreement relating to PIMCO Funds: Private Account Portfolio Series – PIMCO Short-Term Floating NAV Portfolio IV dated February 14, 2017(21)
	(11)	Supplement to Investment Management Agreement relating to PIMCO Enhanced Low Duration Active Exchange-Traded Fund dated May 8, 2017(21)

(12)

Sub-Advisory Agreement relating to the PIMCO Fundamental IndexPLUS® AR Active Exchange-Traded Fund and PIMCO International Fundamental IndexPLUS® AR Strategy Active Exchange-Traded Fund dated August 15, 2014(14)

(e)	(1)	Distribution Contract dated November 9, 2010(8)
	(2)	Supplement to Distribution Contract relating to PIMCO Active Bond Exchange-Traded Fund dated May 23, 2011(9)
	(3)	Supplement to Distribution Contract dated October 31, 2012(10)
	(4)	Supplement to Distribution Contract relating to PIMCO Enhanced Low Duration Active Exchange-Traded Fund and PIMCO Inflation-Linked Active Exchange-Traded Fund dated February 26, 2013(10)
(5)

Supplement to Distribution Contract relating to the PIMCO Foreign Bond Active Exchange-Traded Fund (U.S. Dollar-Hedged), PIMCO Fundamental IndexPLUS® AR Active Exchange-Traded Fund, PIMCO International Fundamental IndexPLUS® AR Strategy Active Exchange-Traded Fund and PIMCO Low Duration Investment Grade Corporate Bond Active Exchange-Traded Fund dated August 12, 2014(14)

(f)		Not Applicable
(g)	(1)	Custody and Investment Accounting Agreement dated May 22, 2009(3)
	(2)	Amended Appendix A to Custody and Investment Accounting Agreement dated November 6, 2015(20)
(h)	(1)	Form of Authorized Participant Agreement(22)
	(2)	Form of Fund of Funds Participation Agreement(18)
	(3)	Transfer Agency and Service Agreement dated May 21, 2009(3)
	(4)	Amended Schedule A to Transfer Agency and Service Agreement dated October 1, 2015(18)
	(5)	Amended and Restated Expense Limitation Agreement dated November 9, 2009(11)
	(6)	Schedule A to Amended and Restated Expense Limitation Agreement dated October 24, 2016(20)
	(7)	Fee and Expense Limitation Agreement relating to PIMCO Government Limited Maturity Active Exchange-Traded Fund and PIMCO Prime Limited Maturity Active Exchange-Traded Fund dated November 30, 2012(11)
	(8)	Amended and Restated Fee Waiver Agreement relating to PIMCO Active Bond Exchange-Traded Fund dated January 23, 2017(21)
	(9)	Fee Waiver Agreement relating to PIMCO Foreign Bond Active Exchange-Traded Fund (U.S. Dollar-Hedged) dated August 12, 2014(14)
	(10)	Fee Waiver Agreement relating to PIMCO Fundamental IndexPLUS® AR Active Exchange-Traded Fund dated August 12, 2014(14)
	(11)	Fee Waiver Agreement relating to PIMCO International Fundamental IndexPLUS® AR Strategy Active Exchange-Traded Fund dated August 12, 2014(14)
	(12)	Fee Waiver Agreement relating to PIMCO Low Duration Investment Grade Corporate Bond Active Exchange-Traded Fund dated August 12, 2014(15)
	(13)	First Amended and Restated Fee Waiver Agreement relating to PIMCO Enhanced Low Duration Active Exchange-Traded Fund dated May 8, 2017(21)
	(14)	Fee Waiver Agreement relating to PIMCO Inflation-Linked Active Exchange-Traded Fund dated May 13, 2014(18)
(i)		Opinion and Consent of Counsel(22)
(j)		Consent of Independent Registered Public Accounting Firm(22)
(k)		Not Applicable
(l)		Subscription Agreement(3)
(m)		Amended and Restated Distribution and Servicing Plan dated November 30, 2010 (8)
(n)		Not Applicable
(p)	(1)	Revised Code of Ethics for the Registrant(21)
	(2)	Code of Ethics for PIMCO and PIMCO Investments LLC(21)

	(3)	Code of Ethics for Research Affiliates LLC(20)
*		Power of Attorney(19)
**		Power of Attorney(21)

(1)	Filed with Registration Statement on Form N-1A on November 14, 2008, and incorporated by reference herein.
(2)	Filed with Pre-Effective Amendment No. 1 to the Registration Statement on May 5, 2009, and incorporated by reference herein.
(3)	Filed with Pre-Effective Amendment No. 2 to the Registration Statement on May 26, 2009, and incorporated by reference herein.
(4)	Filed with Post-Effective Amendment No. 5 to the Registration Statement on August 19, 2009, and incorporated by reference herein.
(5)	Filed with Post-Effective Amendment No. 10 to the Registration Statement on October 28, 2009, and incorporated by reference herein.
(6)	Filed with Post-Effective Amendment No. 20 to the Registration Statement on August 24, 2010, and incorporated by reference herein.
(7)	Filed with Post-Effective Amendment No. 21 to the Registration Statement on August 30, 2010, and incorporated by reference herein.
(8)	Filed with Post-Effective Amendment No. 25 to the Registration Statement on February 11, 2011, and incorporated by reference herein.
(9)	Filed with Post-Effective Amendment No. 30 to the Registration Statement on July 7, 2011, and incorporated by reference herein.
(10)	Filed with Post-Effective Amendment No. 60 to the Registration Statement on April 22, 2013, and incorporated by reference herein.
(11)	Filed with Post-Effective Amendment No. 62 to the Registration Statement on August 30, 2013 and incorporated by reference herein.
(12)	Filed with Post-Effective Amendment No. 65 to the Registration Statement on January 24, 2014 and incorporated by reference herein.
(13)	Filed with Post-Effective Amendment No. 100 to the Registration Statement on July 31, 2014 and incorporated by reference herein.
(14)	Filed with Post-Effective Amendment No. 113 to the Registration Statement on August 15, 2014 and incorporated by reference herein.
(15)	Filed with Post-Effective Amendment No. 120 to the Registration Statement on September 3, 2014 and incorporated by reference herein.
(16)	Filed with Post-Effective Amendment No. 195 to the Registration Statement on March 26, 2015, and incorporated by reference herein.
(17)	Filed with Post-Effective Amendment No. 205 to the Registration Statement on April 23, 2015, and incorporated by reference herein.
(18)	Filed with Post-Effective Amendment No. 275 to the Registration Statement on October 26, 2015, and incorporated by reference herein.
(19)	Filed with Post-Effective Amendment No. 347 to the Registration Statement on May 19, 2016, and incorporated by reference herein.
(20)	Filed with Post-Effective Amendment No. 407 to the Registration Statement on October 28, 2016, and incorporated by reference herein.
(21)	Filed with Post-Effective Amendment No. 459 to the Registration Statement on August 25, 2017, and incorporated by reference herein.
(22)	Filed herewith.

Item 29.	Persons Controlled by or Under Common Control with Registrant

None

Item 30.	Indemnification

Reference is made to Article VII, Section 3 of the Registrant’s Declaration of Trust which was filed with the Registrant’s initial Registration Statement.

Item 31.	Business and Other Connections of the Investment Adviser

Pacific Investment Management Company LLC (“PIMCO”) is an investment adviser registered under the Advisers Act. The list required by this Item 31 of officers and directors of PIMCO, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Form ADV filed by PIMCO pursuant to the Advisers Act (SEC File No. 801-48187).

Item 32.	Principal Underwriter

(a)	PIMCO Investments LLC (the “Distributor”) serves as Distributor of Shares of the Trust.

(b)	The officers of the Distributor are:

Name and Principal Business Address*	Positions and Offices With Underwriter	Positions and Offices with Registrant
Mogelof, Eric	Chairman	None
Sutherland, Eric M.	President	None
Martin, Colleen M.	Chief Financial Officer and Financial and Operations Principal	None
Adams, Daniel	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	None
Ratner, Joshua D.	Chief Legal Officer	Vice President-Senior Counsel, Secretary
Plump, Steven B.	Head of Business Management, Vice President	None

*	The business address of all officers of the Distributor is 1633 Broadway, New York, New York 10019.

Item 33.	Location of Accounts and Records

The account books and other documents required to be maintained by Registrant pursuant to Section 22(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660, State Street Bank & Trust Co., 801 Pennsylvania Ave., Kansas City, Missouri 64105, State Street Investment Manager Solutions, 46 Discovery, Suite 150, Irvine, California 92618, State Street Bank & Trust Co. c/o Iron Mountain Information Management, Inc., 1000 Campus Boulevard, Collegeville, Pennsylvania 19426, State Street Bank and Trust Company, One Lincoln Center, Boston, Massachusetts 02111, State Street Institutional Transfer Agency, c/o Iron Mountain, 175 Bearfoot Road, Northborough, Massachusetts 01532 and Schick Databank, 2721 Michelle Drive, Tustin, California 92680.

Item 34.	Management Services

Not applicable

Item 35.	Undertakings

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements of effectiveness of this Post-Effective Amendment No. 460 to its Registration Statement under Rule 485(b) of the 1933 Act and has duly caused this Post-Effective Amendment No. 460 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington in the District of Columbia on the 26th day of October, 2017:

PIMCO ETF TRUST
(Registrant)

By:
Peter G. Strelow*, President

*, **By: /s/ Brendan C. Fox
Brendan C. Fox
as attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date
Brent R. Harris**	Trustee	October 26, 2017

George E. Borst**	Trustee	October 26, 2017

Jennifer H. Dunbar**	Trustee	October 26, 2017

Kym M. Hubbard**	Trustee	October 26, 2017

Gary F. Kennedy**	Trustee	October 26, 2017

Peter B. McCarthy**	Trustee	October 26, 2017

Ronald C. Parker**	Trustee	October 26, 2017

Peter G. Strelow*, **	Trustee and President (Principal Executive Officer)	October 26, 2017
Trent W. Walker*	Treasurer (Principal Financial and Accounting Officer)	October 26, 2017

*, **By:	/s/ Brendan C. Fox
Brendan C. Fox as attorney-in-fact

*	Pursuant to power of attorney filed with Post-Effective Amendment No. 347 to the Registration Statement on May 19, 2016, and incorporated by reference herein.
**	Pursuant to power of attorney filed with Post-Effective Amendment No. 459 to the Registration Statement on August 25, 2017, and incorporated by reference herein.

EXHIBIT LIST

(h)(1)	Form of Authorized Participant Agreement

(i)	Opinion and Consent of Counsel

(j)	Consent of Independent Registered Public Accounting Firm